                             THE VANTAGEPOINT FUNDS


                                  ANNUAL REPORT
                                DECEMBER 31, 2000




                         [THE VANTAGEPOINT FUNDS LOGO]

TABLE OF CONTENTS

Letter from the President of the VANTAGEPOINT FUNDS ....................    1
Letter from the VANTAGEPOINT INVESTMENT ADVISERS .......................    2
Management's Discussion and Analysis ...................................    4


VANTAGEPOINT FUNDS

    Statements of Assets and Liabilities ...............................   46
    Statements of Operations ...........................................   50
    Statements of Changes in Net Assets ................................   54
    Financial Highlights ...............................................   62
    Notes to Financial Statements ......................................   70
    Schedule of Investments ............................................   82
    REPORT OF INDEPENDENT ACCOUNTANTS ..................................  129


MASTER INVESTMENT PORTFOLIO

    Statements of Assets and Liabilities ...............................  130
    Statements of Operations ...........................................  131
    Statements of Changes in Net Assets ................................  132
    Notes to the Financial Statements ..................................  135
    Schedule of Investments ............................................  141
    INDEPENDENT AUDITORS' REPORT .......................................  183

GIRARD MILLER, CFA                                  777 North Capitol Street, NE
PRESIDENT                                              Washington, DC 20002-4240


LETTER FROM THE PRESIDENT OF THE VANTAGEPOINT FUNDS


Dear Fellow Shareholder:

In a difficult year across equity markets, the Vantagepoint Funds excelled in 2000, a reflection of the value of the multi-manager investment philosophy. In his report, Chief Investment Officer John Tobey provides insight into how the funds were able to produce respectable returns in a tough year for most investors.

Though past performance is not an indication of future success, we are proud that we remained consistent in our philosophy during previous times when other more aggressive strategies were faddishly popular. Once market conditions shifted, we were positioned to take advantage of the opportunity.

For other areas of the corporation as well, 2000 was a year of great progress, strengthening our position as the expert in public sector investment and administration.

In preparation for significant change anticipated in the laws governing retirement plans, we broadly enhanced our Vantagepoint IRA offering to allow maximum flexibility and greater convenience. We encourage our Vantagepoint Fund investors to take advantage of this outstanding retirement vehicle.

As part of our continuing leadership in the public sector, we have also created the Vantagepoint Public Employee Memorial Scholarship Program to honor those public sector employees who died in the line of duty. Through contributions from ICMA-RC and many of the Vantagepoint Funds subadvisers, we have raised a significant endowment that will help survivors further their educational plans.

In a turbulent year in the Internet economy, we focused on delivering value-added enhancements to our VantageLink site. We now provide online advice for our retirement plan customers, customized business news and personalized portfolio information, financial planning calculators and video tutorials in our Learning Center with opportunities to discuss investment and retirement issues among investors. In the coming year, we will continue to make VantageLink, at www.icmarc.org, the most robust site in the public sector.

Looking ahead, the economic outlook remains uncertain for 2001, but our mission at ICMA Retirement Corporation is unwavering. We are dedicated as we have been for more than a quarter century to helping public service employees and their families attain retirement security.

Sincerely,
/s/ Girard Miller
Girard Miller

                         [THE VANTAGEPOINT FUNDS LOGO]

JOHN TOBEY                                          777 North Capitol Street, NE
CHIEF INVESTMENT OFFICER                               Washington, DC 20002-4240

LETTER FROM THE VANTAGEPOINT INVESTMENT ADVISERS

Dear Shareholders:

The year 2000 produced the first stock market decline in five years. After reaching a high in March, the market dropped, led by the former stock leaders. At the same time, there were positive returns from money market securities and bonds. Many of the Vantagepoint Funds beat their benchmarks thanks to the subadvisers' superior stock selection.

FIXED-INCOME FUND PERFORMANCE WAS POSITIVE

Fixed income investors gained from interest rate movements. Longer-term interest rates fell, especially for U.S. Treasury bonds, reversing 1999's trend. Falling yields means rising bond prices, so the VANTAGEPOINT U.S. TREASURY SECURITIES FUND gained 12.0%, and the VANTAGEPOINT CORE BOND INDEX FUND (which tracks the Lehman Government/Credit Index) rose 11.7% (Class II shares). At the same time, short-term yields rose, increasing the return to money market investors. The VANTAGEPOINT MONEY MARKET FUND returned 6.0%.

In December, the VANTAGEPOINT INCOME PRESERVATION FUND joined the lineup. This fund's goals are to earn higher than money market returns over the long run, without the volatility of a bond fund.

EQUITY PERFORMANCE WAS GENERALLY NEGATIVE, WITH A FEW BRIGHT SPOTS

The major stock market indexes lost ground. The VANTAGEPOINT 500 STOCK INDEX FUND (which tracks the S&P 500 Index) declined 9.4%. The VANTAGEPOINT BROAD MARKET INDEX FUND (which tracks the Wilshire 5000 Index, measuring all U.S. company stocks) fell 10.7%. The VANTAGEPOINT MID/SMALL COMPANY INDEX FUND (which tracks the Wilshire 4500 Index, measuring the performance of small- and mid-sized company stocks) dropped 14.7%. (All index fund returns are for Class II shares.)

However, these general index returns do not tell the whole story. There were also positive areas.

     - The value style of investing, which was out of favor in 1999, outperformed the growth style by a wide margin. The S&P/BARRA Value Index gained 6.1%, while the S&P/BARRA Growth Index fell 22.1%.

     - The decline in the technology sector was widely discussed. However, the financial, healthcare and utility industries all had positive returns.

     - Over one-half of the S&P 500 Index's stocks rose, providing opportunity for skilled stock-pickers.

The Vantagepoint multi-management approach used for the actively managed equity funds was particularly rewarding in 2000. The subadvisers, chosen for their investment management skills, added returns through successful stock selection. The combination of investment management approaches within each fund reduced volatility and expanded opportunity as the market changed directions.

                                     [LOGO]
          VANTAGEPOINT-REGISTERED TRADEMARK- INVESTMENT ADVISOERS, LLC

As shown in the table, all four actively managed U.S. equity funds beat their benchmarks, and two had positive returns.

                                                                                  YEAR 2000 RETURNS
                                                          FUND              INDEX BENCHMARK       MUTUAL FUND BENCHMARK
   Vantagepoint Equity Income Fund                          17.6%                  6.1%                      7.5%
   Vantagepoint Growth & Income Fund                         4.2%                 -9.1%                      0.4%
   Vantagepoint Growth Fund                                 -2.6%                -10.9%                    -10.9%
   Vantagepoint Aggressive Opportunities Fund               -9.3%                -15.8%                    -12.9%

INTERNATIONAL STOCK PERFORMANCE DOWN AS INVESTORS FOCUSED ON U.S. STOCKS

International stocks struggled. Investors were more interested in the United States' high growth rates, so international stocks generally declined. In addition, as foreign investors sold their currencies to buy U.S. dollars, international currencies fell. As a result, the VANTAGEPOINT OVERSEAS EQUITY INDEX FUND (which tracks the MSCI Europe, Australasia, Far East [EAFE] Index) dropped 15.0% (Class II shares). The VANTAGEPOINT INTERNATIONAL FUND declined 14.9%.

DIVERSIFIED FUNDS PROVIDED BENEFITS IN VOLATILE MARKETS

Funds holding combinations of fixed-income and equity securities met their objectives of total return with reduced volatility. The VANTAGEPOINT ASSET ALLOCATION FUND returned -0.7%. The VANTAGEPOINT MODEL PORTFOLIO FUNDS, investing in a portfolio of Vantagepoint Funds, had the following returns:

         VANTAGEPOINT MODEL PORTFOLIO FUNDS
         Savings Oriented Fund                      6.4%
         Conservative Growth Fund                   4.7%
         Traditional Growth Fund                    2.5%
         Long-Term Growth Fund                     -0.9%

Registered in December, the VANTAGEPOINT MODEL PORTFOLIO ALL-EQUITY GROWTH FUND now joins the lineup. This fund is for investors desiring a well-diversified 100% equity investment.

LEARNING FROM THE 2000 MARKETS

The lessons to take away from last year's gyrations are, first, that even the most popular trends can change direction, and, second, that diversification works. A diversified portfolio will not necessarily produce the highest return in a year, but it can deliver the good long-term results needed for successful retirement investing. Also, and at times most important, it can give peace of mind, preventing emotionally driven investment transfers that so often subtract from long-term performance.

Whatever is in store, we continue to work to provide you with top investment funds to allow you to meet your retirement needs. We wish you successful investing.

Sincerely,
/s/ John S. Tobey
John S. Tobey

VANTAGEPOINT MONEY MARKET FUND

The objective of the Fund is current income, consistent with preservation of capital from investment in high-quality commercial paper and short-term fixed-income securities. It is an appropriate investment for participants who prefer a low-risk investment option. The Fund invests in the AIM SHORT-TERM INVESTMENTS COMPANY LIQUID ASSETS PORTFOLIO, a registered money market fund managed by AIM Advisors, Inc.

PERFORMANCE

The return for the Vantagepoint Money Market Fund was 6.0% for the year 2000. The Fund tracked its benchmark, the IBC's First Tier Money Market Average, with a 5.9% return.

COMMENTARY

Money market yields rose steadily the first five months as the Federal Open Market Committee increased the federal funds rate. Rising short-term interest rates pushed commercial paper yields up where they remained the rest of the year. Taking advantage of this market condition, the allocation to commercial paper was increased, ranging as high as 54 percent and ending the year at 39 percent.

The average maturity was held steady between 32 and 36 days. The credit quality of the portfolio remained high, with all securities rated A-1/P-1, the highest ratings for short-term securities. Moody's Investors Service and Standard and Poor's gave the AIM SHORT-TERM INVESTMENTS COMPANY LIQUID ASSETS PORTFOLIO the highest rating for money market funds: Aaa and AAAm, respectively.

SUBADVISER DATA


         AIM ADVISORS, INC.
         Founded:                   1976
         Investment Style:          Short-term cash management
         Investment Approach:       Generation of income consistent with liquidity and preservation of principal


VANTAGEPOINT MONEY MARKET FUND VS. IBC'S FIRST TIER MONEY MARKET AVERAGE GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                      Vantagepoint Money       IBC's First Tier
                          Market Fund         Money Market Average
                                              (no fees or expenses)
     Mar 1,1999             $10,000                 $10,000
    Mar 31,1999             $10,038                 $10,035
    Jun 30,1999             $10,148                 $10,139
    Sep 30,1999             $10,269                 $10,252
    Dec 31,1999             $10,401                 $10,377
    Mar 31,2000             $10,539                 $10,508
    Jun 30,2000             $10,694                 $10,650
    Sep 30,2000             $10,860                 $10,805
    Dec 31,2000             $11,029                 $10,962


SOURCE FOR BENCHMARK RETURNS: IBC FINANCIAL DATA


VANTAGEPOINT MONEY MARKET FUND
TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2000

         One Year                   6.0%
         Since Inception            5.5%

         Fund Inception Date        March 1, 1999

Past performance does not guarantee future results. Investment return will fluctuate. While the Fund seeks to maintain a net asset value of $1 per share, there is no guarantee that this objective will be achieved. All returns reflect reinvested dividends.

The benchmark shown above measures the performance of a group of money market funds.

VANTAGEPOINT INCOME PRESERVATION FUND

The Vantagepoint Income Preservation Fund's objective is high current income and capital preservation. It seeks to provide a higher yield than money market funds, with a stable net asset value per share.

PERFORMANCE

The Fund was registered in December 2000. During December, it produced an annualized yield of 5.9%. The Fund's market benchmark, 30-day Treasury bills, had a yield of 5.8% for the month. Money market funds, as measured by the IBC's First Tier Money Market Average, had an average annualized yield of 5.9%.

COMMENTARY

The Fund was registered with the Securities and Exchange Commission effective December 1, 2000. It seeks to provide a higher yield than money market funds by investing in a portfolio of fixed-income securities of varying maturities, quality ratings, issuers and security types (see the Vantagepoint Funds Prospectus for more details). To seek the stable net asset value goal, the Fund uses "wrapper" contracts issued by high-quality financial institutions to smooth out bond price volatility. The Fund's portfolio and wrapper contracts can, at times, produce a yield below its benchmarks.

Three subadvisers were chosen to manage the Fund. One subadviser, PAYDEN & RYGEL, focuses on short-term securities. The other two, PIMCO and WELLINGTON, focus on intermediate- and longer-term issues.

At year-end, the Fund's allocation was 32 percent U.S. Treasury and agency securities, 24 percent mortgage securities, 12 percent corporate bonds, 6 percent asset-backed securities and 26 percent high-quality short-term securities. Its duration (a risk measure based on maturity and yield) was three years. Average quality was Aaa as measured by Moody's Investors Service.

The Fund is available for investment by the ICMA Retirement Corporation's IRA investors and the Vantagepoint Model Portfolio Funds.

SUBADVISER DATA

         PAYDEN & RYGEL INVESTMENT COUNSEL
         Founded:                   1983
         Investment Style:          Short-term cash management
         Investment Approach:       Generation of income consistent with liquidity and preservation of capital


         PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC (PIMCO)

         Founded:                   1971
         Investment Style:          Intermediate and core bond management
         Investment Approach:       Seeks value-added through traditional sector and security selection across a wide range of security types


         WELLINGTON MANAGEMENT COMPANY, LLP

         Founded:                   1928
         Investment Style:          Intermediate and core bond management
         Investment Approach:       Seeks value-added through traditional sector and security selection across core-type securities

VANTAGEPOINT U.S. TREASURY SECURITIES FUND

The Fund's objective is current income and capital appreciation from active management of U.S. Treasury and Government Agency mortgage securities. It contains only bonds backed by these issuers, resulting in very high quality and minimal credit risk. The Fund's subadviser, SEIX INVESTMENT ADVISORS, seeks to add value by selecting among different Treasury securities and including mortgage bonds when yields are attractive.

PERFORMANCE

The U.S. Treasury Securities Fund gained 12.0% in 2000. The Fund's benchmark, the Merrill Lynch 5-7 Year Treasury Index, rose 13.3%.

COMMENTARY

The Fund posted a strong return for the year as Treasury bond yields fell and produced price gains for investors (bond prices rise when yields fall and vice versa). The yield decline began early in the year as the government implemented its Treasury buyback program in order to retire some U.S. debt. The resulting shortage of supply in longer maturity bonds led investors to bid up their prices. This created an "inverted yield curve," meaning that short-term bonds offered investors higher yields than longer-maturity bonds. Bond yields fell further late in the year as investors focused on a slower economy and the prospect of a looser monetary policy by the Federal Reserve.

Mortgage securities gained value during the year, but not as much as Treasuries. Mortgages, as a group, rose 11.2%. The subadviser reduced the Fund's mortgage allocation in the first half of the year due to market uncertainty. That decision paid off as mortgages lagged relative to Treasuries in the latter part of the year. The allocation, while reduced from about 30 to 20 percent, caused the Fund to underperform the all-Treasury benchmark. The fund ended the year with an allocation of 79 percent in Treasury securities, 19 percent in mortgages and 2 percent in cash equivalents.

SUBADVISER DATA

         SEIX INVESTMENT ADVISORS, INC.
         Founded:                   1992
         Investment Style:          Duration neutral management of U.S. Government securities
         Investment Approach:       Selects among U.S. Treasury securities and U.S. Government Agency securities
                                    Mortgage-backed securities comprise up to 35 percent of Fund assets

VANTAGEPOINT U.S. TREASURY SECURITIES FUND VS. MERRILL LYNCH 5-7 YEAR TREASURY INDEX

GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                         Vantagepoint U.S.              Merrill Lynch 5-7
                         Treasury Securities Fund       Year Treasury Index
                                                       (no fees or expenses)
      1-Mar-99                  10,000                         10,000
     31-Mar-99                  10,072                         10,077
     30-Jun-99                   9,929                          9,972
     30-Sep-99                   9,993                         10,064
     31-Dec-99                   9,934                          9,989
     31-Mar-00                  10,129                         10,231
     30-Jun-00                  10,323                         10,439
     30-Sep-00                  10,619                         10,756
     31-Dec-00                  11,125                         11,313


SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

THE FUND HAS LESS THAN TWO YEARS OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

VANTAGEPOINT U.S. TREASURY SECURITIES FUND VS. MERRILL
LYNCH 5-7 YEAR TREASURY INDEX

GROWTH OF $10,000 INVESTED JULY 1, 1992*

[CHART]

            Vantagepoint U.S. Treasury Securities Fund           Merrill Lynch 5-7 Year Treasury Index
                                                                      (no fees or expenses)
    Jul-92                                               10,328                                        10,260
    Dec-92                                               10,465                                        10,487
    Dec-93                                               11,579                                        11,667
    Dec-94                                               10,956                                        11,229
    Dec-95                                               12,934                                        13,368
    Dec-96                                               13,153                                        13,719
    Dec-97                                               14,297                                        14,981
    Dec-98                                               15,683                                        16,561
    Dec-99                                               15,263                                        16,171
    Dec-00                                               17,094                                        18,316

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

* PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

VANTAGEPOINT U.S. TREASURY SECURITIES FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                     12.0%
         Three Years                   6.1%
         Five Years                    5.7%
         Since Inception               6.5%
         Fund Inception Date        July 1, 1992
         Fund Registration Date     March 1, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown on the previous page is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index.

VANTAGEPOINT ASSET ALLOCATION FUND

The Vantagepoint Asset Allocation Fund seeks long-term capital growth at a lower level of risk than an all-equity portfolio. The Fund's subadvisers, AVATAR ASSOCIATES and MELLON CAPITAL MANAGEMENT, tactically allocate assets among stocks (invested in the S&P 500 Index), bonds (invested in long-term U.S. Treasuries), and cash according to their return and risk outlooks. WILSHIRE ASSOCIATES manages Avatar's and Mellon's stock allocations in a portfolio replicating the S&P 500 Index. PAYDEN & RYGEL manages Avatar's and Mellon's cash positions.

PERFORMANCE

The Vantagepoint Asset Allocation Fund declined 0.7% in 2000. The Fund's market benchmark--comprised of 65 percent S&P 500 Index, 25 percent Lehman Long-Term Treasury Index, and 10 percent 91-day Treasury bills--fell 0.7%. The Lipper Flexible Portfolio Fund Index, a group of mutual funds with similar objectives, dropped 0.6%.

COMMENTARY

The Fund's performance resulted from widely different market returns. The S&P 500 declined 9.1% for the year on fears of depressed corporate earnings and a deteriorating economy. However, long-term bond prices rose, and the Lehman Long-Term Treasury Index advanced 20.3%. Increased interest in safety coupled with a lower supply of Treasury bonds pushed the 10-year Treasury yield from 6.4% to 5.1% (bond prices rise when yields fall, and vice versa). Cash instruments returned 6.2%.

An underweight in stocks throughout the year proved beneficial to the Fund as stock prices fell and volatility rose. The Fund began the year with an allocation of 51 percent stock, 29 percent bonds, and 20 percent cash. The subadvisers vary the exposure according to changes in return expectations and observable changes in financial markets. As the market went through several wild swings during the first half of 2000, the Fund's equity allocation averaged 45 percent. Over the next five months the equity allocation increased to an average of 55 percent. In December, the subadvisers increased the stock exposure as expected returns for stocks became more appealing than those of bonds. At year-end the allocation was 72 percent stocks, 15 percent bonds, and 13 percent cash. The stock allocation finished the year at its highest level since July 1998. Through these types of asset allocation decisions, the subadvisers seek to take advantage of market volatility to produce good returns and keep the overall risk of the Vantagepoint Asset Allocation Fund lower than an all-equity portfolio.

SUBADVISER DATA

         AVATAR INVESTORS ASSOCIATES CORP.
         Founded:                   1970
         Investment Style:          Tactical asset allocation
         Investment Approach:       Active allocation between stocks and cash
                                    Actions based on model that uses observed changes in the economy, liquidity and investor sentiment


         MELLON CAPITAL MANAGEMENT CORP.

         Founded:                   1983
         Investment Style:          Tactical asset allocation
         Investment Approach:       Active allocation between stocks, bonds and cash
                                    Actions based on model that uses observed changes in expected returns

10




         PAYDEN & RYGEL INVESTMENT COUNSEL (MANAGES FUND'S CASH COMPONENT)

         Founded:                   1983
         Investment Style:          Short-term cash management
         Investment Approach:       Generation of current income consistent with liquidity and preservation of principal




         WILSHIRE ASSET MANAGEMENT (MANAGES FUND'S STOCK COMPONENT)

         Founded:                   1983
         Investment Style:          Index
         Investment Approach:       S&P 500 Index replication

VANTAGEPOINT ASSET ALLOCATION FUND VS. BLENDED BENCHMARK AND LIPPER FLEXIBLE PORTFOLIO FUND INDEX

GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                                                        Blended Benchmark: 65% S&P 500/25%
             Vantagepoint Asset Allocation Fund         Lehman Long Term/10% 91-Day T-bill     Lipper Flexible Portfolio Fund Index
                                                               (no fees or expenses)
Mar 1,1999              10,000                                         10,000                                     10,000
Mar 31,1999             10,230                                         10,258                                     10,249
Jun 30,1999             10,590                                         10,674                                     10,667
Sep 30,1999             10,240                                         10,248                                     10,270
Dec 31,1999             10,861                                         11,180                                     11,081
Mar 31,2000             11,182                                         11,598                                     11,356
Jun 30,2000             11,099                                         11,444                                     11,198
Sep 30,2000             11,151                                         11,473                                     11,367
Dec 31,2000             10,782                                         11,106                                     11,012

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

THE FUND HAS LESS THAN TWO YEARS OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE
FUND.

VANTAGEPOINT ASSET ALLOCATION FUND VS. BLENDED BENCHMARK AND LIPPER FLEXIBLE PORTFOLIO FUND INDEX

GROWTH OF $10,000 INVESTED JANUARY 1, 1991*

[CHART]

                                                 Blended Benchmark: 65% S&P 500/25%
            Vantagepoint Asset Allocation Fund   Lehman Long Term/10% 91-Day T-bill     Lipper Flexible Portfolio Fund Index
                                                       (no fees or expenses)
    Jan-91              10,351                                 10,323                                    10,361
    Dec-91              12,586                                 12,507                                    12,698
    Dec-92              13,347                                 13,434                                    13,418
    Dec-93              14,707                                 14,923                                    15,128
    Dec-94              14,455                                 14,825                                    14,725
    Dec-95              18,681                                 19,620                                    18,199
    Dec-96              21,621                                 22,522                                    20,766
    Dec-97              27,097                                 28,313                                    24,557
    Dec-98              33,173                                 34,869                                    28,613
    Dec-99              35,902                                 38,852                                    31,426
    Dec-00              35,644                                 38,597                                    31,229

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSCOIATES

* PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

         VANTAGEPOINT ASSET ALLOCATION FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                     -0.7%
         Three Years                   9.6%
         Five Years                   13.8%
         Ten Years                    13.6%

         Fund Inception Date        December 1, 1974
         Fund Registration Date     March 1, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

VANTAGEPOINT EQUITY INCOME FUND

The Vantagepoint Equity Income Fund seeks long-term capital growth with consistency derived from dividend yield. The subadvisers select primarily dividend-paying common stocks, so the Fund's yield is typically higher than the stock market's.

PERFORMANCE

The Vantagepoint Equity Income Fund gained 17.6% in 2000. The Fund's market benchmark, the S&P/BARRA Value Index, rose 6.1%. The Lipper Equity Income Fund Index, a group of mutual funds with similar objectives, gained 7.5%.

COMMENTARY

The Fund was cited in THE WALL STREET JOURNAL as a top ten performing mutual fund for 2000 in the equity income category.(1) The Fund's stand-out performance can be attributed to two primary factors. First, as the year progressed, savvy investors turned away from high-priced technology companies and sought out under-valued, dividend paying stocks. Second, the Fund's subadvisers boosted return through superior stock selection.

This year's market action provides an excellent illustration of how a disciplined commitment to a well-defined investment style can pay off. Early in the year, rather than following popular market trends, the subadvisers focused on finding attractive values within their stated styles. The market's turn then led to superior results for the Fund's investors.

Companies in industries such as utilities and health care became more attractive because of more consistent earnings and dividend prospects. In the utilities sector, the subadvisers selected several electric companies that performed well. Reliant Energy, Cinergy, and Northeast Utilities gained on rising consumer demand and increased profit margins.

The Fund's top holding, Waste Management, was a winner as investors approved of its acquisitions and believed its growing dominance in the industry would pay off. Pharmaceutical companies Pharmacia and Abbott Labs rose as investors saw consistent profit growth in these companies.

In December, SOUTHEASTERN ASSET MANAGEMENT joined BARROW, HANLEY, MEWHINNEY AND STRAUSS and T. ROWE PRICE as a Fund subadviser, replacing Wellington Management. Southeastern pursues superior long-term performance by investing in financially strong, well-managed companies whose stock prices are significantly below their business values.

(1) Ranked #9 for total return for the year ended December 31, 2000, MUTUAL FUNDS QUARTERLY REVIEW, January 8, 2001, p.R22.

SUBADVISER DATA

         BARROW, HANLEY, MEWHINNEY AND STRAUSS, INC.
         Founded:                   1979
         Investment Style:          Contrarian value/distressed or "out of favor" companies
         Investment Approach:       Bottom-up fundamental research
                                    Moderately concentrated--fewer than 50 holdings
                                    Low turnover--less than 50 percent per year

         SOUTHEASTERN ASSET MANAGEMENT, INC.

         Founded:                   1975
         Investment Style:          Special situation value
         Investment Approach:       Bottom-up fundamental research
                                    Concentrated--12 to 30 holdings
                                    Low turnover--less than 50 percent per year

                                                                            13


         T. ROWE PRICE ASSOCIATES, INC.
         Founded:                   1937
         Investment Style:          High dividend yield value
         Investment Approach:       Bottom-up fundamental research
                                    Diversified--between 80 and 100 holdings
                                    Low turnover--less than 50 percent per year

VANTAGEPOINT EQUITY INCOME FUND VS. S&P/BARRA VALUE INDEX AND LIPPER EQUITY INCOME FUND INDEX

GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                   Vantagepoint Equity Income Fund     S&P/BARRA Value Index          Lipper Equity Income Fund Index
      Mar 1, 1999              10,000                         10,000                               10,000
     Mar 31, 1999              10,110                         10,303                               10,211
     Jun 30, 1999              10,960                         11,415                               11,123
     Sep 30, 1999               9,820                         10,362                               10,214
     Dec 31, 1999               9,540                         11,291                               10,629
     Mar 31, 2000               9,394                         11,317                               10,543
     Jun 30, 2000               9,460                         10,831                               10,393
     Sep 30, 2000              10,300                         11,786                               11,041
     Dec 31, 2000              11,215                         11,979                               11,421

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

THE FUND HAS LESS THAN TWO YEARS OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

VANTAGEPOINT EQUITY INCOME FUND VS. S&P/BARRA VALUE INDEX AND LIPPER EQUITY INCOME FUND INDEX

GROWTH OF $10,000 INVESTED APRIL 1, 1994

[CHART]

                         Vantagepoint Equity Income Fund     S&P/BARRA Value Index    Lipper Equity Income Fund Index
             Apr-94                  $10,155                       $10,211                        $10,131
             Dec-94                  $10,352                       $10,273                        $10,263
             Dec-95                  $14,012                       $14,072                        $13,326
             Dec-96                  $16,575                       $17,167                        $15,724
             Dec-97                  $22,206                       $22,313                        $19,995
             Dec-98                  $25,764                       $25,588                        $22,349
             Dec-99                  $23,584                       $28,841                        $23,285
             Dec-00                  $27,724                       $30,597                        $25,020

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

         VANTAGEPOINT EQUITY INCOME FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                     17.6%
         Three Years                   7.7%
         Five Years                   14.6%
         Since Inception              16.3%

         Fund Inception Date        April 1, 1994
         Fund Registration Date     March 1, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

VANTAGEPOINT GROWTH & INCOME FUND

The Vantagepoint Growth & Income Fund seeks long-term capital growth and current income. The Fund's subadvisers use distinct investment strategies to select quality companies with the potential to perform well over a full market cycle.

PERFORMANCE

The Vantagepoint Growth & Income Fund gained 4.2% in 2000. The Fund's market benchmark, the S&P 500 Index, declined 9.1%. The Lipper Growth & Income Fund Index, a group of mutual funds with similar objectives, returned 0.4%.

COMMENTARY

The Fund was cited in THE WALL STREET JOURNAL as a top ten performing mutual fund for 2000 in the "Large-Cap Core" category.(1) Its strong performance, particularly relative to the S&P 500, can be attributed to the Fund's subadvisers' ability to make superior investment decisions in a challenging market.

In late March, WELLINGTON MANAGEMENT joined CAPITAL GUARDIAN TRUST COMPANY and PUTNAM INVESTMENT MANAGEMENT as a Fund subadviser. Wellington searches for fundamental values in companies that offer promising upside potential, but are temporarily out of favor. At the same time, following the first quarter's rapid rise in technology and communications stocks, investors began to shift to under-valued companies with more consistent earnings and growth prospects. Thus, the Fund was well-positioned to take advantage of the market sentiment change.

Each subadviser selected stocks from a variety of industries that contributed to the Fund's strong performance for the year. Financial firms Washington Mutual and Citigroup had positive years based on growing lending assets and the hope of interest rate cuts later in the year. Healthcare firms such as Forest Labs, Pfizer and Tenet Healthcare rose during the year as investors sought more consistent profit growth.

By keeping to their disciplined investment strategies, the subadvisers avoided many of the sharp drops seen elsewhere in the market. The Fund's positive performance in a challenging market highlights the advantages of the Vantagepoint multi-management investment philosophy.

(1)Ranked #10 for total return for the year ended December 31, 2000, MUTUAL FUNDS QUARTERLY REVIEW, January 8, 2001, p.R22.

SUBADVISER DATA

         CAPITAL GUARDIAN TRUST COMPANY

         Founded:                   1968
         Investment Style:          Core equity/blend of value and growth
         Investment Approach:       Bottom-up fundamental research
                                    Decentralized decision making/multiple
                                    portfolio manager team
                                    Diversified--more than 100 holdings
                                    Low turnover--less than 50 percent per year

         PUTNAM INVESTMENT MANAGEMENT, INC.

         Founded:                   1937
         Investment Style:          Growth/controlled risk
         Investment Approach:       Bottom-up fundamental research
                                    Diversified--between 60 and 100 holdings
                                    Moderate to high turnover--50 percent to 100 percent per year

16


         WELLINGTON MANAGEMENT COMPANY, LLP
         Founded:                   1928
         Investment Style:          Large-cap value
         Investment Approach:       Bottom-up fundamental research
                                    Centralized decision making
                                    Diversified--between 60 to 80 holdings
                                    Moderate to high turnover--50 percent to 100 percent per year

VANTAGEPOINT GROWTH & INCOME FUND VS. S&P 500 INDEX AND LIPPER GROWTH & INCOME FUND INDEX

GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                   Vantagepoint Growth & Income Fund     Standard & Poor's 500 Index        Lipper Growth & Income Fund Index
                                                           (no fees or expenses)
     Mar 1, 1999              10,000                             10,000                                      10,000
     Mar 31, 1999             10,420                             10,400                                      10,345
     Jun 30, 1999             11,170                             11,133                                      11,305
     Sep 30, 1999             10,500                             10,438                                      10,401
     Dec 31, 1999             12,350                             11,991                                      11,333
     Mar 31, 2000             12,892                             12,266                                      11,524
     Jun 30, 2000             12,652                             11,940                                      11,234
     Sep 30, 2000             13,079                             11,824                                      11,564
     Dec 31, 2000             12,870                             10,899                                      11,377

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

THE FUND HAS LESS THAN TWO YEARS OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

VANTAGEPOINT GROWTH & INCOME FUND VS. S&P 500 INDEX AND LIPPER GROWTH & INCOME FUND INDEX

GROWTH OF $10,000 INVESTED OCTOBER 2, 1998*

[CHART]

            Vantagepoint Growth & Income Fund    Standard & Poor's 500 Index        Lipper Growth & Income Fund Index
                                                     (no fees or expenses)
    Oct-98              11,135                             11,140                                11,127
    Dec-98              12,776                             12,496                                12,060
    Dec-99              16,102                             15,124                                13,491
    Dec-00              16,780                             13,747                                13,543


SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

         VANTAGEPOINT GROWTH & INCOME FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                      4.2%
         Since Inception              25.9%

         Fund Inception Date        October 2, 1998
         Fund Registration Date     March 1, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

VANTAGEPOINT GROWTH FUND

The Vantagepoint Growth Fund seeks long-term growth of capital by investing primarily in common stocks with above-average potential for earnings growth. The Fund's subadvisers, ATLANTA CAPITAL MANAGEMENT (which replaced William Blair in May), BARCLAYS GLOBAL INVESTORS, BROWN CAPITAL MANAGEMENT, FIDELITY MANAGEMENT, TCW INVESTMENT MANAGEMENT and TUKMAN CAPITAL MANAGEMENT, use different growth investing approaches to produce capital gains.

PERFORMANCE

The Vantagepoint Growth Fund fell 2.6% while its benchmark, the Wilshire 5000 Index, fell 10.9%. The Lipper Growth Fund Index, a group of mutual funds with similar objectives, declined 10.9%.

COMMENTARY

The year 2000 was a challenging year in the U.S. stock market. Most trends seen in 1999 reversed during 2000. The market was down 9.1% (as measured by the S&P 500 Index), technology stocks fell over 30%, the telecommunications sector dropped about 40% and the Nasdaq Index lost nearly 40%. Despite owning growth technology stocks, the Fund was down less than 3%, reflecting successful stock picking by the subadvisers.

The one-decision market seen in 1999--"buy technology stocks"--continued through March 10 as shares of technology companies soared to new highs. That day proved to be the top of the market and the end of the trend. The key to avoiding the large losses that followed was stock selection. Each sector had winners and losers, so there was opportunity amidst the market drop, but also above-average risk.

Many popular stocks announced lower profit growth, causing investors to shift focus to other companies. Energy, financial and utility sectors, which had previously been shunned by investors and dismissed as "old economy", performed well in 2000.

Healthcare stocks, especially pharmaceutical and long-term healthcare providers, rallied as investors looked for more consistent profit growth. Financial stocks also helped performance as the market started to forecast lower interest rates.

Started in 1983, the Vantagepoint Growth Fund has weathered turbulent times and shaky markets to the benefit of long-term investors. The Fund's subadvisers have a wealth of experience in looking for future growth opportunities, even during uncertain market environments.

SUBADVISER DATA

         ATLANTA CAPITAL MANAGEMENT CO., LLC
         Founded:                   1969
         Investment Style:          High Quality Growth
         Investment Approach:       Bottom-up fundamental research
                                    Moderately concentrated--between 40 and 60 holdings
                                    Low turnover--20 percent to 40 percent per year


         BARCLAYS GLOBAL FUND ADVISORS

         Founded:                   1990 (1971 as Wells Fargo)
         Investment Style:          Indexation
         Investment Approach:       Replication of S&P 500 Index

                                                                             19


         BROWN CAPITAL MANAGEMENT, INC.
         Founded:                   1983
         Investment Style:          Mid- to large-cap growth at a reasonable price
         Investment Approach:       Bottom-up fundamental research
                                    Moderately concentrated--between 40 and 60 holdings
                                    Moderate turnover--30 percent to 60 percent per year


         FIDELITY MANAGEMENT TRUST COMPANY

         Founded:                   1981
         Investment Style:          Small- to mid-cap growth/themes
         Investment Approach:       Bottom-up fundamental research/industry trends
                                    Broadly diversified--about 250 holdings
                                    Moderate to high turnover--about 100 percent per year


         TCW INVESTMENT MANAGEMENT COMPANY

         Founded:                   1971
         Investment Style:          Concentrated large-cap growth/"great" companies
         Investment Approach:       Bottom-up fundamental research with initial quantitative screening
                                    Concentrated--between 25 and 40 holdings
                                    Low turnover--about 25 percent per year


         TUKMAN CAPITAL MANAGEMENT, INC.

         Founded:                   1980
         Investment Style:          Contrarian large-cap growth
         Investment Approach:       Bottom-up fundamental analysis
                                    Concentrated--between 10 and 20 holdings
                                    Low turnover--about 25 percent per year

20

VANTAGEPOINT GROWTH FUND VS. WILSHIRE 5000 INDEX AND LIPPER GROWTH FUND INDEX

GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                   Vantagepoint Growth Fund    Wilshire 5000 Index      Lipper Growth Fund Index
                                                (no fees expenses)
      Mar 1, 1999           10,000                   10,000                     10,000
     Mar 31, 1999           10,570                   10,386                     10,434
     Jun 30, 1999           11,750                   11,197                     11,110
     Sep 30, 1999           11,050                   10,456                     10,535
     Dec 31, 1999           14,003                   12,366                     12,706
     Mar 31, 2000           15,391                   12,838                     13,631
     Jun 30, 2000           14,903                   12,262                     13,063
     Sep 30, 2000           15,211                   12,283                     12,888
     Dec 31, 2000           13,644                   11,019                     11,322

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

THE FUND HAS LESS THAN TWO YEARS OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

VANTAGEPOINT GROWTH FUND VS. WILSHIRE 5000 INDEX AND LIPPER GROWTH FUND INDEX

GROWTH OF $10,000 INVESTED JANUARY 1, 1991*

[CHART]

            Vantagepoint Growth Fund    Wilshire 5000 Index      Lipper Growth Fund Index
                                       (no fees or expenses)
    Jan-91          10,872                   10,486                       10,672
    Dec-91          15,270                   13,421                       13,633
    Dec-92          14,890                   14,625                       14,674
    Dec-93          16,620                   16,278                       16,430
    Dec-94          16,002                   16,269                       16,172
    Dec-95          21,865                   22,203                       21,450
    Dec-96          26,589                   26,910                       25,210
    Dec-97          33,461                   35,329                       32,280
    Dec-98          40,100                   43,610                       40,573
    Dec-99          54,451                   53,889                       51,919
    Dec-00          53,059                   48,018                       46,267

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

* PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

         VANTAGEPOINT GROWTH FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                   -2.6%
         Three Years                16.6%
         Five Years                 19.4%
         Ten Years                  18.2%
         Fund Inception Date        April 1, 1983
         Fund Registration Date     March 1, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown on the previous page is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND

The Vantagepoint Aggressive Opportunities Fund's objective is to offer high long-term capital appreciation. The Fund's subadvisers, FIRST PACIFIC ADVISORS, MFS and TCW, invest primarily in common stocks of small- to medium-sized companies with the opportunity for high capital appreciation.

PERFORMANCE

The Vantagepoint Aggressive Opportunities Fund fell 9.3% in 2000. The Fund's market benchmark, the Wilshire 4500 Index, lost 15.8%. The Lipper Capital Appreciation Fund Index, a group of mutual funds with similar objectives, declined 12.9%.

COMMENTARY

The stock market for the year 2000 was a roller-coaster ride for investors, especially those invested in higher risk sectors. Technology stocks continued to run up huge gains at the beginning of the year, peaking in early March. From there, high-flying stocks began to decline and did not stop until late May. By then the technology-laden Nasdaq Composite had fallen more than 35% from its March high. Investors began to doubt the future of the same e-commerce companies that had soared in 1999 and early 2000. Brief rallies in the second and third quarters lost steam and stock prices continued to slip.

At the end of the third quarter, the Nasdaq had lost 9.6% and the S&P 500 Index was down 1.4%. Yet, investors seemed nonplussed since fourth quarter rallies had become so commonplace in previous years. However, 2000 would be different. Lower than expected earnings and the possibility of slower profit growth proved to be too much for investors. The Nasdaq Composite fell more than 30% in the fourth quarter alone, ending the year with a loss of more than 39%.

Although these trends affected the Fund, the subadvisers found pockets of better performance. Each subadviser focused on company selection rather than investing broadly in investment themes like Internet retailing or wireless communication. As a result, the Fund turned in better performance relative to its benchmarks.

One sector where the subadvisers found value was healthcare. Exposure was increased from 4.4 percent to over 9 percent of Fund assets. Subadvisers focused on high quality service providers for individuals and companies. Many of these stocks performed well including top holding Caremark Rx, a prescription management company that produced healthy profits as companies used its services to contain drug benefit costs. Select retail holdings did well as consumers continued to buy, and sound financial services companies involved in consumer lending also gained.

The diverse investing approaches used by the Fund's subadvisers helped offset some of the large declines in popular, high growth issues. Subadvisers also took advantage of investor uncertainty and price declines to acquire stocks of companies they believed offer rapid growth prospects for the future.

SUBADVISER DATA


         FIRST PACIFIC ADVISORS, INC.
         Founded:                   1953
         Investment Style:          Special value situations offering high return potential
         Investment Approach:       Bottom-up fundamental research of smaller companies
                                    Moderate market timing used/cash may build
                                    during bull markets
                                    Concentrated--fewer than 50 holdings
                                    Low turnover--less than 50 percent per year

                                                                             23


         MFS INSTITUTIONAL ADVISORS, INC.
         Founded:                   1924
         Investment Style:          Emerging growth companies
         Investment Approach:       Bottom-up fundamental research of
                                    smaller companies 20+% earnings growth rates
                                    Portfolio includes holdings not in typical
                                    growth industries
                                    Broadly diversified--more than 150 holdings
                                    Moderate to high turnover--50 percent to 100 percent per year

         TCW INVESTMENT MANAGEMENT COMPANY

         Founded:                   1971
         Investment Style:          Small and mid-cap high growth companies
         Investment Approach:       Bottom-up fundamental research/Companies with growth drivers that can produce future earnings growth
                                    Concentrated--fewer than 50 holdings
                                    Moderate to high turnover--50 percent to 100 percent per year


VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND VS. WILSHIRE 4500 INDEX AND LIPPER CAPITAL APPRECIATION FUND INDEX

GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                   Vantagepoint Aggressive                                       Lipper Capital
                     Opportunities Fund            Wilshire 4500 Index      Appreciation Fund Index
                                                  (no fees or expenses)
     Mar 1, 1999          10,000                         10,000                        10,000
     Mar 31, 1999         10,580                         10,390                        10,511
     Jun 30, 1999         12,320                         11,589                        11,531
     Sep 30, 1999         11,680                         10,874                        11,074
     Dec 31, 1999         16,339                         14,054                        13,959
     Mar 31, 2000         17,733                         15,453                        15,215
     Jun 30, 2000         17,113                         14,103                        13,744
     Sep 30, 2000         17,909                         14,611                        13,972
     Dec 31, 2000         14,812                         11,839                        12,153


SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

THE FUND HAS LESS THAN TWO YEARS OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND VS. WILSHIRE 4500 INDEX AND LIPPER CAPITAL APPRECIATION FUND INDEX

GROWTH OF $10,000 INVESTED OCTOBER 1, 1994*

[CHART]

                   Vantagepoint Aggressive                                       Lipper Capital
                     Opportunities Fund            Wilshire 4500 Index      Appreciation Fund Index
                                                  (no fees or expenses)
    Oct-94                10,355                         10,043                      10,117
    Dec-94                10,504                          9,750                       9,857
    Dec-95                14,638                         13,015                      12,969
    Dec-96                18,371                         15,251                      14,910
    Dec-97                21,565                         19,171                      17,885
    Dec-98                24,188                         20,826                      21,456
    Dec-99                38,235                         28,118                      29,865
    Dec-00                34,663                         23,685                      26,002

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

* PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                   -9.3%
         Three Years                17.1%
         Five Years                 18.8%
         Since Inception            22.0%
         Fund Inception Date        October 1, 1994
         Fund Registration Date     March 1, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

VANTAGEPOINT INTERNATIONAL FUND

The Fund seeks long-term capital growth and diversification by country. The Fund's subadvisers use distinct investment strategies to select among countries and companies. Three subadvisers manage the Fund: CAPITAL GUARDIAN TRUST COMPANY, LAZARD ASSET MANAGEMENT, and T. ROWE PRICE INTERNATIONAL. Each manager employs a unique investment strategy to achieve the Fund's objective.

PERFORMANCE

The International Fund declined 14.9% in 2000. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East
(EAFE) Index of stocks in developed countries was down 14.0%. The Lipper International Fund Index, a group of mutual funds with similar objectives, lost 14.7%.

COMMENTARY

Similar to the overall U.S. market, international stocks rose in the first quarter of 2000, only to end the year down 14%. Nearly all the major market trends of 1999 reversed course in 2000, and most markets ended the year lower than they started. The pattern occurred in Europe and was especially evident in Japan. Technology and telecommunications stocks fell, and the Japanese stock market gave back most of what it gained the previous year.

Currency performance hurt U.S. investors. With U.S. economic growth recently outpacing Europe and Japan, foreign money flowed into U.S. investments putting downward pressure on foreign currencies. The Japanese yen, the British pound and the euro all depreciated versus the U.S. dollar. (THE FUND IS BASED IN THE U.S., SO THE PRICES OF FOREIGN SECURITIES ARE CONVERTED AT THE PREVAILING EXCHANGE RATES INTO U.S. DOLLARS. THEREFORE, A DECLINE IN A FOREIGN CURRENCY NEGATIVELY AFFECTS PERFORMANCE.)

The Fund's performance reflected the diverse investment trends in international markets. Declines in the technology and telecommunications sectors were partially offset by gains in healthcare and financial stocks. Healthcare issues rallied around the world as investors looked for more consistent profit growth. European banks rose as analysts forecast lower interest rates. Energy, consumer staples and utility companies, which had previously been shunned by investors and dismissed as "old economy", performed well in 2000.

The Fund's three subadvisers each focus on a different style of investing, (core, value and growth), so the Fund is structured to benefit from whichever style is currently performing best. They currently share a common belief that U.S. economic growth may no longer outpace the international economies. Because international stocks generally have better valuations, potentially more sustainable growth rates, and the added possibility of favorable currency exchange rates, they feel investing in international stocks now could be rewarding.

SUBADVISER DATA

         CAPITAL GUARDIAN TRUST COMPANY
         Founded:                   1931
         Investment Style:          Core equity blend of growth and value
         Investment Approach:       Bottom-up fundamental research

                                    Decentralized decision making/multiple portfolio manager team
                                    Diversified--between 100 and 150 holdings
                                    Low turnover--less than 50 percent per year

26



         LAZARD ASSET MANAGEMENT
         Founded:                   1970
         Investment Style:          Large-cap value
         Investment Approach:       Quantitative valuation screens combined bottom-up fundamental research
                                    Team management approach
                                    Diversified--between 75 and 100 holdings
                                    Low turnover--less than 50 percent per year

         T. ROWE PRICE INTERNATIONAL, INC.

         Founded:                   1979
         Investment Style:          Growth at a reasonable price
         Investment Approach:       Top-down country and sector analysis combined with bottom-up fundamental research
                                    Broadly diversified--more than 150 holdings
                                    Moderate to high turnover--50 percent to 100
                                    percent per year

VANTAGEPOINT INTERNATIONAL FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALASIA FAR EAST INDEX AND LIPPER INTERNATIONAL FUND INDEX

GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                                                             MSCI EAFE Index
                   Vantagepoint International Fund        (no fees or expenses)    Lipper International Fund Index
     Mar 1, 1999             10,000                              10,000                   10,000
     Mar 31, 1999            10,450                              10,420                   10,333
     Jun 30, 1999            11,070                              10,692                   10,906
     Sep 30, 1999            11,760                              11,168                   11,273
     Dec 31, 1999            14,262                              13,073                   14,060
     Mar 31, 2000            14,252                              13,067                   14,148
     Jun 30, 2000            13,816                              12,557                   13,484
     Sep 30, 2000            12,666                              11,551                   12,494
     Dec 31, 2000            12,136                              11,248                   11,991

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

THE FUND HAS LESS THAN TWO YEARS OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

VANTAGEPOINT INTERNATIONAL FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALASIA FAR EAST INDEX AND LIPPER INTERNATIONAL FUND INDEX

GROWTH OF $10,000 INVESTED OCTOBER 1, 1994*

[CHART]

                                                 MSCI EAFE Index
            Vantagepoint International Fund    (no fees or expenses)       Lipper International Fund Index
    Oct-94               10,255                     10,333                            10,179
    Dec-94                9,643                      9,898                             9,575
    Dec-95               10,683                     11,008                            10,533
    Dec-96               12,442                     11,675                            12,052
    Dec-97               12,999                     11,881                            12,927
    Dec-98               13,644                     14,254                            14,564
    Dec-99               18,965                     18,098                            20,073
    Dec-00               16,138                     15,572                            17,118

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

* PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

VANTAGEPOINT INTERNATIONAL FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                     -14.9%
         Three Years                    7.5%
         Five Years                     8.6%
         Since Inception                8.0%

         Fund Inception Date        October 1, 1994
         Fund Registration Date     March 1, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

VANTAGEPOINT INDEX FUNDS

The U.S. bond market was the highlight of 2000. The Vantagepoint Core Bond Index Fund (Class II shares) rose 11.7%. The Fund tracks the Lehman Government/Credit Index, which rose 11.8%.

Stocks were another story. After rising earlier in the year, the major indexes declined in 2000, propelled by sharp fourth quarter drops. Analysts began to worry about slowing growth of many popular companies. The Vantagepoint 500 Stock Index Fund (Class II shares) fell 9.4%. The Fund tracks the S&P 500 Index, which returned -9.1%. The Vantagepoint Broad Market Index Fund (Class II shares) fell 10.7%. The Fund tracks the Wilshire 5000 Index, which declined 10.9%. The Wilshire 5000 comprises virtually all U.S. stocks. The Vantagepoint Mid/Small Company Index Fund (Class II shares) fell 14.7%. The Fund tracks the Wilshire 4500 Index, which declined 15.8% in 2000. The Wilshire 4500 Index measures the performance of small- and mid-sized companies.

International stock markets generally were weak in 2000. Worldwide investor interest in U.S. companies meant declines in international stocks and foreign currencies. The MSCI Europe Australasia Far East (EAFE) Index dropped 14.0%; stock price declines and effects of currency translation contributed equally to this pullback. The Vantagepoint Overseas Equity Index Fund (Class II shares) returned -15.0%.

Each Vantagepoint Index Fund invests in a portfolio managed by BARCLAYS GLOBAL FUND ADVISORS. BGFA is a subsidiary of Barclays Global Investors, N.A. BGI is the world's largest provider of indexed investment strategies. The portfolio management approach is to match the benchmark performance while controlling transaction costs.

VANTAGEPOINT CORE BOND INDEX FUND

VANTAGEPOINT CORE BOND INDEX FUND CLASS I VS. LEHMAN BROTHERS
GOVERNMENT/CREDIT INDEX

GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                                                                       Lehman Brothers Government/Credit Index
                  Vantagepoint Core Bond Index Fund Class I                     (no fees or expenses)
Mar 1,1999                          10,000                                              10,000
Mar 31,1999                         10,049                                              10,050
Jun 30,1999                          9,896                                               9,919
Sep 30,1999                          9,955                                               9,972
Dec 31,1999                          9,894                                               9,931
Mar 31,2000                         10,145                                              10,197
Jun 30,2000                         10,265                                              10,344
Sep 30,2000                         10,557                                              10,642
Dec 31,2000                         11,026                                              11,107

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

VANTAGEPOINT CORE BOND INDEX FUND CLASS II VS.
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX

GROWTH OF $10,000 INVESTED APRIL 5, 1999

[CHART]

                                                                        Lehman Brothers Government/Credit Index
                  Vantagepoint Core Bond Index Fund Class II                     (no fees or expenses)
Apr 5,1999                             10,000                                             10,000
Jun 30,1999                             9,877                                              9,869
Sep 30,1999                             9,935                                              9,922
Dec 31,1999                             9,881                                              9,881
Mar 31,2000                            10,135                                             10,146
Jun 30,2000                            10,270                                             10,293
Sep 30,2000                            10,556                                             10,589
Dec 31,2000                            11,040                                             11,051

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

VANTAGEPOINT CORE BOND INDEX FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

                                    Class I Shares         Class II Shares
         One Year                         11.4%                   11.7%
         Three Year                        5.5%                    5.7%
         Since Inception                   6.7%                    6.9%
         Fund Inception Date        June 2, 1997           June 2, 1997
         Fund Registration Date     March 1, 1999         April 5, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's benchmark was changed from the Lehman Brothers Aggregate Index to the Lehman Brothers Government/Credit Index in February 1999.

VANTAGEPOINT 500 STOCK INDEX FUND

VANTAGEPOINT 500 STOCK INDEX FUND CLASS I VS. STANDARD & POOR'S 500 INDEX GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                                                                       Standard & Poor's 500 Index
                  Vantagepoint 500 Stock Index Fund Class I              (no fees or expenses)
Mar 1,1999                         10,000                                         10,000
Mar 31,1999                        10,400                                         10,400
Jun 30,1999                        11,110                                         11,133
Sep 30,1999                        10,410                                         10,438
Dec 31,1999                        11,952                                         11,991
Mar 31,2000                        12,204                                         12,266
Jun 30,2000                        11,861                                         11,940
Sep 30,2000                        11,740                                         11,824
Dec 31,2000                        10,804                                         10,899

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

VANTAGEPOINT 500 STOCK INDEX FUND CLASS II VS. STANDARD & POOR'S 500 INDEX

GROWTH OF $10,000 INVESTED APRIL 5, 1999

[CHART]

                                                                       Standard & Poor's 500 Index
                  Vantagepoint 500 Stock Index Fund Class II             (no fees or expenses)
Apr 5,1999                          10,000                                        10,000
Jun 30,1999                         10,640                                        10,644
Sep 30,1999                          9,970                                         9,979
Dec 31,1999                         11,443                                        11,464
Mar 31,2000                         11,696                                        11,727
Jun 30,2000                         11,373                                        11,415
Sep 30,2000                         11,262                                        11,304
Dec 31,2000                         10,372                                        10,420

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

VANTAGEPOINT 500 STOCK INDEX FUND

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

                                    Class I Shares         Class II Shares
         One Year                         -9.6%                   -9.4%
         Three Year                       11.8%                   12.0%
         Since Inception                  14.3%                   14.5%
         Fund Inception Date       June 2, 1997            June 2, 1997
         Fund Registration Date   March 1, 1999           April 5, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown on the previous page is unmanaged and does not reflect the costs of portfolio management or trading.

VANTAGEPOINT BROAD MARKET INDEX FUND

VANTAGEPOINT BROAD MARKET INDEX FUND CLASS I VS. WILSHIRE 5000 INDEX GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                                                                          Wilshire 5000 Index
                  Vantagepoint Broad Market Index Fund Class I           (no fees or expenses)
Mar 1,1999                              10,000                                   10,000
Mar 31,1999                             10,390                                   10,386
Jun 30,1999                             11,220                                   11,197
Sep 30,1999                             10,510                                   10,456
Dec 31,1999                             12,407                                   12,366
Mar 31,2000                             12,905                                   12,838
Jun 30,2000                             12,356                                   12,262
Sep 30,2000                             12,356                                   12,283
Dec 31,2000                             11,070                                   11,019

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

VANTAGEPOINT BROAD MARKET INDEX FUND CLASS II VS. WILSHIRE 5000 INDEX GROWTH OF $10,000 INVESTED APRIL 5, 1999

[CHART]

                                                                           Wilshire 5000 Index
                  Vantagepoint Broad Market Index Fund Class II           (no fees or expenses)
Apr 5,1999                    10,000                                            10,000
Jun 30,1999                   10,750                                            10,724
Sep 30,1999                   10,070                                            10,015
Dec 31,1999                   11,901                                            11,844
Mar 31,2000                   12,380                                            12,296
Jun 30,2000                   11,850                                            11,744
Sep 30,2000                   11,870                                            11,764
Dec 31,2000                   10,628                                            10,554

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

VANTAGEPOINT BROAD MARKET INDEX FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

                                    Class I Shares         Class II Shares
         One Year                        -10.8%                  -10.7%
         Three Years                      10.5%                   10.8%
         Five Years                       16.4%                   16.6%
         Ten Years                        16.0%                   16.2%
         Fund Inception Date        November 1, 1988       November 1, 1988
         Fund Registration Date       March 1, 1999          April 5, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading.

VANTAGEPOINT MID/SMALL COMPANY INDEX FUND

VANTAGEPOINT MID/SMALL COMPANY INDEX FUND CLASS I VS. WILSHIRE 4500 INDEX GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                                                                                  Wilshire 4500 Index
                  Vantagepoint Mid/Small Company Index Fund Class I               (no fees or expenses)
Mar 1,1999                     10,000                                                      10,000
Mar 31,1999                    10,370                                                      10,390
Jun 30,1999                    11,610                                                      11,589
Sep 30,1999                    10,870                                                      10,872
Dec 31,1999                    14,090                                                      14,052
Mar 31,2000                    15,457                                                      15,450
Jun 30,2000                    14,191                                                      14,100
Sep 30,2000                    14,718                                                      14,609
Dec 31,2000                    11,990                                                      11,837

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

VANTAGEPOINT MID/SMALL COMPANY INDEX FUND CLASS II VS. WILSHIRE 4500 INDEX GROWTH OF $10,000 INVESTED APRIL 5, 1999

[CHART]

                                                                                   Wilshire 4500 Index
                  Vantagepoint Mid/Small Company Index Fund Class II               (no fees or expenses)
Apr 5,1999                      10,000                                                  10,000
Jun 30,1999                     11,170                                                  11,114
Sep 30,1999                     10,460                                                  10,427
Dec 31,1999                     13,564                                                  13,477
Mar 31,2000                     14,883                                                  14,818
Jun 30,2000                     13,675                                                  13,523
Sep 30,2000                     14,183                                                  14,011
Dec 31,2000                     11,563                                                  11,352

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

VANTAGEPOINT MID/SMALL COMPANY INDEX FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

                                    Class I Shares         Class II Shares
         One Year                        -14.9%                  -14.7%
         Three Year                        6.7%                    6.9%
         Since Inception                  10.7%                   10.9%
         Fund Inception Date        June 2, 1997           June 2, 1997
         Fund Registration Date     March 1, 1999          April 5, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown on the previous page is unmanaged and does not reflect the costs of portfolio management or trading.

VANTAGEPOINT OVERSEAS EQUITY INDEX FUND

VANTAGEPOINT OVERSEAS EQUITY INDEX FUND CLASS I VS. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALASIA FAR EAST FREE INDEX

GROWTH OF $10,000 INVESTED MARCH 1, 1999

[CHART]

                                                                               MSCI EAFE Free Index
                   Vantagepoint Overseas Equity Index Fund Class I             (no fees or expenses)
Mar 1, 1999                      10,000                                                10,000
Mar 31, 1999                     10,420                                                10,415
Jun 30, 1999                     10,650                                                10,677
Sep 30, 1999                     11,100                                                11,151
Dec 31, 1999                     13,003                                                13,050
Mar 31, 2000                     12,850                                                13,044
Jun 30, 2000                     12,330                                                12,535
Sep 30, 2000                     11,351                                                11,531
Dec 31, 2000                     11,025                                                11,229

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

VANTAGEPOINT OVERSEAS EQUITY INDEX FUND CLASS II VS.
MORGAN STANLEY CAPITAL INTERNATIONAL
EUROPE AUSTRALASIA FAR EAST FREE INDEX

GROWTH OF $10,000 SINCE APRIL 5, 1999

[CHART]

                                                                               MSCI EAFE Free Index
                   Vantagepoint Overseas Equity Index Fund Class II            (no fees or expenses)
Apr 5, 1999                       10,000                                              10,000
Jun 30, 1999                      10,200                                              10,201
Sep 30, 1999                      10,630                                              10,654
Dec 31, 1999                      12,459                                              12,469
Mar 31, 2000                      12,316                                              12,463
Jun 30, 2000                      11,826                                              11,976
Sep 30, 2000                      10,896                                              11,017
Dec 31, 2000                      10,588                                              10,728

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

VANTAGEPOINT OVERSEAS EQUITY INDEX FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

                                    Class I Shares         Class II Shares
         One Year                        -15.2%                  -15.0%
         Three Year                        8.6%                    8.9%
         Since Inception                   5.8%                    6.0%
         Fund Inception Date         June 2, 1997           June 2, 1997
         Fund Registration Date     March 1, 1999          April 5, 1999

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading.

THE VANTAGEPOINT MODEL PORTFOLIO FUNDS

2000 was quite a year for the Vantagepoint Model Portfolio Funds. During the first part of the year, Vantagepoint Investments Advisors took the first step toward Fund registration by creating the Vantagepoint Income Preservation
(VIP) Fund (formerly the VantageTrust Income Preservation Fund). In order to register the Model Portfolio Funds with the SEC, all holdings must, in turn, be registered mutual funds. The VIP Fund replaced the stable value VantageTrust PLUS Fund. Please refer to Page 6 for additional information on the Vantagepoint Income Preservation Fund.

A fifth Model Portfolio Fund, the All-Equity Growth Fund, became available during the fourth quarter. As the name implies, this fund holds only equity Vantagepoint Funds. In addition to this new Fund, the previously existing four Model Portfolio Fund holdings and target allocations were adjusted. The effective date of these changes and the inception of the new Fund was October 2, 2000. Further detail is provided in each Fund's summary.

Fund benchmarks were also selected. Since these Funds hold many different types of securities, one index is not representative of the Fund. Therefore, an index was assigned to each asset class and Fund benchmarks were calculated using the appropriate proportion in each of these indexes. The table below outlines each Fund's asset class allocation and its corresponding blended benchmark.

                  ASSET CLASS     % DOMESTIC EQUITY        % INTERNATIONAL EQUITY         % BONDS        % STABLE VALUE
                        INDEX     WILSHIRE 5000 INDEX          MSCI EAFE INDEX       LEHMAN GOV/CREDIT   30-DAY T-BILLS
                  -----------     -------------------      ----------------------    -----------------   --------------
Savings Oriented Fund                    20%                         5%                     10%                65%
Conservative Growth Fund                 35%                         5%                     10%                50%
Traditional Growth Fund                  50%                        10%                     10%                30%
Long-Term Growth Fund                    65%                        15%                     20%                 0%
All-Equity Growth Fund                   80%                        20%                      0%                 0%

Finally, effective December 1, 2000, the Funds were registered with the SEC. Registration of these Funds allows our investors to follow them in the financial media. Four of the five Funds have been assigned a symbol and are listed in the newspaper alongside other Vantagepoint Funds (see table below).

                                                  SYMBOL                  NEWSPAPER ABBREVIATION
                                                  ------                  ----------------------
Savings Oriented Fund                              VPSOX                        MPSavOrient
Conservative Growth Fund                           VPCGX                         MPConsGr
Traditional Growth Fund                            VPTGX                         MPTradGr
Long-Term Growth Fund                              VPLGX                         MPLongTGr
All-Equity Growth Fund                               *                               *

* In order to receive a symbol and subsequently be listed in the newspaper, a mutual fund must hold more than $25 million. As of December 31, 2000, the Vantagepoint Model Portfolio All-Equity Growth Fund's Total Net Assets equaled approximately $11.7 million.

VANTAGEPOINT MODEL PORTFOLIO SAVINGS ORIENTED FUND

The Savings Oriented Fund is designed to pursue conservation of principal, reasonable current income, and modest profits without undue risk. It attempts to achieve those objectives by emphasizing stable value and fixed income
(bond) investments (75 percent) with the remainder invested in Funds featuring holdings in larger company stocks (20 percent), and international equities (5 percent). This Fund may be a suitable option for conservative investors who seek a diversified portfolio. Its 25 percent investment in equity securities offers some growth potential as well as inflation protection.

PERFORMANCE

Since its December 1, 2000 registration, the Vantagepoint Model Portfolio Savings Oriented Fund returned 1.6% versus 1.1% earned by its blended benchmark.

The Fund invests in five other Vantagepoint Funds: the Vantagepoint Income Preservation Fund (65 percent), the Vantagepoint U.S. Treasury Securities Fund (10 percent), the Vantagepoint Equity Income Fund (10 percent), the Vantagepoint Growth & Income Fund (10 percent) and the Vantagepoint International Fund (5 percent).

COMMENTARY

The Fund benefited from its large allocation to income-oriented equity, fixed income and stable value securities. The largest contribution to the Fund's performance came from the Vantagepoint Income Preservation (VIP) Fund (65 percent allocation). The Vantagepoint U.S. Treasury Securities Fund (10 percent) and the Vantagepoint Equity Income Fund (10 percent) also had a positive impact on the Fund's total return.

The Fund's remaining holdings, the Vantagepoint Growth & Income Fund (10 percent) and the Vantagepoint International Fund (5 percent) each had negative returns.

As of October 2, 2000, the target allocations of this Fund's holdings were adjusted as follows:

-    Increase allocation to the Vantagepoint Growth & Income Fund by 5%, and

-    Decrease allocation to the Vantagepoint Equity Income Fund by 5%.

THE FUND HAS LESS THAN ONE YEAR OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

VANTAGEPOINT MODEL PORTFOLIO SAVINGS ORIENTED FUND VS. BLENDED BENCHMARK GROWTH OF $10,000 INVESTED FEBRUARY 1, 1996*

[CHART]

                                                          Blended Benchmark:65% 30-day T-bill/10%
                                                               Lehman Government/Credit/20%
                     Vantagepoint Model Portfolio               Wilshire 5000/5% MSCI EAFE
                       Savings Oriented Fund                      (no fees or expenses)
    Feb-95                   10,033                                      10,127
    Dec-95                   11,070                                      11,215
    Dec-96                   12,039                                      12,131
    Dec-97                   13,447                                      13,412
    Dec-98                   14,681                                      14,765
    Dec-99                   15,403                                      16,057
    Dec-00                   16,370                                      16,393

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES


* PERFORMANCE INFORMATION FOR PERIODS PRIOR TO DECEMBER 1, 2000 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

VANTAGEPOINT MODEL PORTFOLIO SAVINGS ORIENTED FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                   6.4%
         Three Years                6.8%
         Five Years                 8.2%
         Since Inception            8.7%
         Fund Inception Date        February 9, 1995
         Fund Registration Date     December 1, 2000

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The blended benchmark shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the blended benchmark.

VANTAGEPOINT MODEL PORTFOLIO CONSERVATIVE GROWTH FUND

The Conservative Growth Fund has a moderately conservative asset allocation favoring current income enhanced with the potential for growth. It attempts to accomplish this by distributing assets between fixed income investments (60 percent) and equities (40 percent). The Conservative Growth Fund offers greater return potential than the Savings Oriented Fund while controlling risk through its fixed income allocation.

PERFORMANCE

Since its December 1, 2000 registration, the Vantagepoint Model Portfolio Conservative Growth Fund returned 2.2% versus 1.2% earned by its blended benchmark.

The Fund invests in seven other Vantagepoint Funds: the Vantagepoint Income Preservation Fund (50 percent), the Vantagepoint Core Bond Index Fund (10 percent), the Vantagepoint Equity Income Fund (10 percent), the Vantagepoint Growth & Income Fund (10 percent), the Vantagepoint Growth Fund (10 percent), the Vantagepoint Aggressive Opportunities Fund (5 percent) and the Vantagepoint International Fund (5 percent).

COMMENTARY

The capital markets rewarded owners of fixed income securities and income-oriented equity holdings. The Fund received positive contributions from the Vantagepoint Income Preservation (VIP) Fund (50 percent), the Vantagepoint Core Bond Index (10 percent), and the Vantagepoint Equity Income Fund (10 percent).

Equity securities, especially those with a growth orientation, declined. Affecting the Fund were its holdings in the Vantagepoint Growth & Income Fund (10 percent), the Vantagepoint Growth Fund (10 percent), the Vantagepoint Aggressive Opportunities Fund (5 percent), and the Vantagepoint International Fund (5 percent).

As of October 2, 2000, the target allocations of this Fund's holdings were adjusted as follows:

-      Increase allocation to the Vantagepoint Aggressive Opportunities Fund by
       5%, and
-      Decrease allocation to the Vantagepoint Equity Income Fund by 5%.

THE FUND HAS LESS THAN ONE YEAR OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE
FUND.

VANTAGEPOINT MODEL PORTFOLIO CONSERVATIVE GROWTH FUND VS. BLENDED BENCHMARK

GROWTH OF $10,000 INVESTED APRIL 1, 1996

[CHART]

                                                           Blended Benchmark: 50% 30-day T-bill/10%
                                                                 Lehman Gov/Credit/35%
                     Vantagepoint Model Portfolio              Wilshire 5000/5% MSCI EAFE
                      Conservative Growth Fund                     (no fees or expenses)
    Mar-96                   10,000                                  10,000
    Dec-96                   10,809                                  10,787
    Dec-97                   12,427                                  12,336
    Dec-98                   13,896                                  13,939
    Dec-99                   15,130                                  15,549
    Dec-00                   15,837                                  15,482

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

* PERFORMANCE INFORMATION FOR PERIODS PRIOR TO DECEMBER 1, 2000 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

VANTAGEPOINT MODEL PORTFOLIO CONSERVATIVE GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                      4.7%
         Three Years                   8.4%
         Since Inception              10.2%

         Fund Inception Date        April 1, 1996
         Fund Registration Date     December 1, 2000

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The blended benchmark shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the blended benchmark.

VANTAGEPOINT MODEL PORTFOLIO TRADITIONAL GROWTH FUND

The Traditional Growth Fund seeks to offer moderate capital growth and reasonable current income. The Fund's asset allocation is based on the traditional definition of a balanced portfolio, with 60 percent allocated to stocks and 40 percent to fixed income. This asset mix is designed to provide the benefit of the higher returns expected from stocks while the income generated by fixed income securities should dampen volatility. The Fund allocates 60% of assets to equity funds and 40% to fixed income funds, making it an appropriate choice for investors who seek moderate growth with some current income.

PERFORMANCE

Since its December 1, 2000 registration, the Vantagepoint Model Portfolio Traditional Growth Fund returned 3.1% versus 1.9% earned by its blended benchmark.

The Fund invests in seven other Vantagepoint Funds: the Vantagepoint Income Preservation Fund (30 percent), the Vantagepoint Core Bond Index Fund (10 percent), the Vantagepoint Equity Income Fund (10 percent), the Vantagepoint Growth & Income Fund (15 percent), the Vantagepoint Growth Fund (15 percent), the Vantagepoint Aggressive Opportunities Fund (10 percent) and the Vantagepoint International Fund (10 percent).

COMMENTARY

The Fund benefited from its allocations to the Vantagepoint Income Preservation (VIP) Fund, the Vantagepoint Core Bond Index Fund (10 percent), and the Vantagepoint Equity Income Fund (10 percent). These Funds, representing 50% of the Fund, hold income generating fixed income and equity securities.

The generally negative trend in stocks produced declines in the Fund's holdings in the Vantagepoint Growth & Income Fund, the Vantagepoint Growth Fund, the Vantagepoint Aggressive Opportunities Fund, and the Vantagepoint International Fund.

As of October 2, 2000, the target allocations of this Fund's holdings were adjusted as follows:

-    Increase allocation to the Vantagepoint Aggressive Opportunities Fund by
     5%, and

-    Decrease allocation to the Vantagepoint Equity Income Fund by 5%.

THE FUND HAS LESS THAN ONE YEAR OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

VANTAGEPOINT MODEL PORTFOLIO TRADITIONAL GROWTH FUND VS.
BLENDED BENCHMARK

GROWTH OF $10,000 INVESTED APRIL 1, 1996*

[CHART]

                                                             Blended Benchmark: 30% 30-day T-bill/10%
                     Vantagepoint Model Portfolio       Lehman Gov/Credit/50% Wilshire 5000/10% MSCI EAFE
                        Traditional Growth Fund                      (no fees or expenses)
    Mar-96                    10,000                                       10,000
    Dec-96                    10,985                                       10,974
    Dec-97                    12,937                                       13,060
    Dec-98                    14,761                                       15,370
    Dec-99                    17,001                                       17,513
    Dec-00                    17,421                                       17,001

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO DECEMBER 1, 2000 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

VANTAGEPOINT MODEL PORTFOLIO TRADITIONAL GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                      2.5%
         Three Years                  10.4%
         Since Inception              12.4%

         Fund Inception Date        April 1, 1996
         Fund Registration Date     December 1, 2000

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The blended benchmark shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the blended benchmark.

VANTAGEPOINT MODEL PORTFOLIO LONG-TERM GROWTH FUND

The Long-Term Growth Fund seeks to provide long-term growth. This Fund has an 80% allocation to underlying Funds what invest primarily in stocks. This allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse developments.

The Fund invests 80 percent of its assets in equity securities and, therefore, may be appropriate for more aggressive investors with a longer investment time horizon.

PERFORMANCE

Since its December 1, 2000 registration, the Vantagepoint Model Portfolio Long-Term Growth Fund returned 4.0% versus 2.1% earned by its blended benchmark.

The Fund invests in seven other Vantagepoint Funds: the Vantagepoint Core Bond Index Fund (20 percent), the Vantagepoint Equity Income Fund (10 percent), the Vantagepoint Growth & Income Fund (20 percent), the
Vantagepoint Growth Fund (20 percent), the Vantagepoint Aggressive Opportunities Fund (15 percent), the Vantagepoint Overseas Equity Index Fund (5 percent), and the Vantagepoint International Fund (10 percent).

COMMENTARY

The Fund received positive performance from the Vantagepoint Core Bond Index and the Vantagepoint Equity Income Fund. The Fund's other holdings declined with the general stock market: the Vantagepoint Growth & Income Fund, the Vantagepoint Growth Fund, the Vantagepoint Aggressive Opportunities Fund, the Vantagepoint International Fund and the Vantagepoint Overseas Equity Index Fund all struggled during the quarter as did many investments in these segments of the domestic and international equity markets.

As of October 2, 2000, the target allocations of this Fund's holdings were adjusted as follows:

-  Increase allocation to the Vantagepoint Growth & Income Fund by 10%
-  Increase allocation to the Vantagepoint Equity Income Fund by 10%
-  Decrease allocation to the Vantagepoint Overseas Equity Index Fund by 5%
- Decrease allocation to the Vantagepoint Aggressive Opportunities Fund by 5%, and
-  Decrease allocation to the Vantagepoint Broad Market Index Fund by 10%.

THE FUND HAS LESS THAN ONE YEAR OF HISTORY AS A REGISTERED MUTUAL FUND. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

VANTAGEPOINT MODEL PORTFOLIO LONG-TERM GROWTH FUND VS. BLENDED BENCHMARK

GROWTH OF $10,000 INVESTED APRIL 1, 1996*

[CHART]

                                                                     Blended Benchmark: 80% Wilshire 5000/20% MSCI EAFE
              Vantagepoint Model Portfolio Long-Term Growth Fund                  (no fees or expenses)
    Mar-96                     10,000                                             10,000
    Dec-96                     11,144                                             11,117
    Dec-97                     13,069                                             13,592
    Dec-98                     15,012                                             16,405
    Dec-99                     19,294                                             19,472
    Dec-00                     19,128                                             18,112

SOURCE FOR BENCHMARK RETURNS: IBBOTSON ASSOCIATES

* PERFORMANCE INFORMATION FOR PERIODS PRIOR TO DECEMBER 1, 2000 REPRESENTS THE PERFORMANCE OF THE FUND PRIOR TO ITS S.E.C. REGISTRATION.

VANTAGEPOINT MODEL PORTFOLIO LONG-TERM GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000

         One Year                   -0.9%
         Three Years                13.5%
         Since Inception            14.6%

         Fund Inception Date        April 1, 1996
         Fund Registration Date     December 1, 2000

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

The blended benchmark shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the blended benchmark.

VANTAGEPOINT MODEL PORTFOLIO ALL-EQUITY GROWTH FUND

The All-Equity Growth Fund seeks to offer high long-term capital growth. The Fund has a 100 percent allocation to underlying Funds that invest primarily in stocks. This high allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse developments. This Fund can be expected to have the same degree of volatility as the stock market.

The Fund invests 100 percent of its assets in equity securities and, therefore, may be appropriate for stock investors with a long investment time horizon.

PERFORMANCE

Since its December 1, 2000 registration, the Vantagepoint Model Portfolio Traditional Growth Fund returned 4.7% versus 2.1% earned by its blended benchmark.

The Fund invests in five other Vantagepoint Funds: the Vantagepoint Equity Income Fund (15 percent), the Vantagepoint Growth & Income Fund (20 percent), the Vantagepoint Growth Fund (25 percent), the Vantagepoint Aggressive Opportunities Fund (20 percent) and the Vantagepoint International Fund (20 percent).

COMMENTARY

In a generally down stock market, the Fund received positive performance from the Vantagepoint Equity Income Fund. The Fund's other holdings--the Vantagepoint Growth & Income Fund, the Vantagepoint Growth Fund, the Vantagepoint Aggressive Opportunities Fund, and the Vantagepoint
International Fund--had varying levels of negative performance.

                       This Page Intentionally Left Blank

                               VANTAGEPOINT FUNDS
                        STATEMENTS OF ASSETS & LIABILITIES
                                DECEMBER 31, 2000

                                                      AGGRESSIVE                                                        GROWTH &
                                                     OPPORTUNITIES          INTERNATIONAL          GROWTH                INCOME
                                                     ------------------------------------------------------------------------------
ASSETS:
Securities, at market value .................      $   968,310,241       $   333,871,581       $ 3,473,641,013      $   416,365,553
Repurchase agreements .......................           63,711,718            18,045,208           160,338,979           13,382,340
                                                     -------------           -----------         -------------           ----------
Total investments in securities .............        1,032,021,959           351,916,789         3,633,979,992          429,747,893
Cash ........................................               11,482                   --                    --                    --
Cash denominated in foreign currencies ......                   --             1,731,574               174,141                   --
Receivable for:
  Dividends .................................              199,885               183,812             1,660,533              329,535
  Interest ..................................              459,038                14,265                71,541               21,322
  Investments sold ..........................            6,178,512               413,504             5,231,803            2,681,075
  Fund shares sold ..........................              593,112                47,818                61,629               65,246
  Recoverable foreign taxes .................                   55               154,893                 8,917                  887
Gross unrealized gain on forward foreign
currency exchange contracts .................                  --                906,682                  133                    --
                                                     -------------           -----------         -------------          -----------
Total Assets ................................        1,039,464,043           355,369,337         3,641,188,689          432,845,958
                                                     -------------           -----------         -------------          -----------
LIABILITIES:
Payable for:

  Investments purchased .....................           13,006,762               700,799            23,194,434            4,999,962
  Fund shares redeemed ......................            5,220,559             1,316,676            23,881,685              201,757
  Variation margin on futures contracts .....                   --                   --                 45,500                   --
  Collateral for securities loaned ..........          167,807,300            26,026,246           239,460,487           50,979,295
Administrative services fees ................               30,270                13,044                78,425               14,359
Advisery fees ...............................               65,910                25,084               267,317               29,138
Subadviser fees .............................            2,147,030               398,059             3,465,405              372,806
Other accrued expense .......................              270,856               143,659             1,177,561              111,769
Gross unrealized loss on forward foreign
 currency exchange contracts ................                  --                211,794                    --                   --
                                                      ------------           -----------         -------------          -----------
Total Liabilities ...........................          188,548,687            28,835,361           291,570,814           56,709,086
                                                      ------------           -----------         -------------          -----------
NET ASSETS ..................................      $   850,915,356       $   326,533,976       $ 3,349,617,875      $   376,136,872
                                                      ============           ===========         =============          ===========
NET ASSETS REPRESENTED BY:

Paid-in capital .............................      $   873,707,321       $   327,006,681       $ 3,149,937,286      $   359,367,668
Net unrealized appreciation (depreciation)
 on investments, futures contracts and
 foreign currency transactions ..............          (12,454,662)            2,236,151           194,934,936           19,921,063
Undistributed net investment income (loss) ..              (24,896)           (1,804,576)               23,196               35,687
Accumulated net realized gain (loss) on
 investments, futures contracts and foreign
 currency transactions ......................          (10,312,407)             (904,280)            4,722,457           (3,187,546)
                                                      -------------          -----------         -------------         ------------
NET ASSETS ..................................      $   850,915,356       $   326,533,976       $ 3,349,617,875      $   376,136,872
                                                      =============          ===========         =============         ============
CAPITAL SHARES:

Net Assets ..................................      $   850,915,356       $   326,533,976       $ 3,349,617,875      $   376,136,872
Shares Outstanding ..........................           71,983,910            30,422,656           311,038,525           34,745,011
Net Asset Value, offering and redemption
 price per share (net assets divided by
 shares outstanding) ........................      $         11.82       $         10.73       $         10.77      $         10.83
Cost of investments .........................      $ 1,044,476,621       $   349,630,660       $ 3,438,956,795      $   409,826,830
Cost of cash denominated in foreign
 currencies .................................      $            --       $     2,466,058       $       173,029      $            --

                   See Notes to Financial Statements

                              VANTAGEPOINT FUNDS
                       STATEMENTS OF ASSETS & LIABILITIES
                              DECEMBER 31, 2000

                                                 EQUITY            ASSET           U.S. TREASURY         INCOME             MONEY
                                                 INCOME          ALLOCATION          SECURITIES        PRESERVATION         MARKET
                                           -----------------------------------------------------------------------------------------
ASSETS:
Securities, at market value ............ $   461,789,491   $ 1,037,146,825    $   105,942,280    $   356,200,098    $    93,115,366
Repurchase agreements ..................      71,608,712         1,064,258          2,261,768         24,386,027                 --
                                          --------------     -------------        -----------        -----------         ----------
Total investments in securities ........     533,398,203     1,038,211,083        108,204,048        380,586,125         93,115,366
Cash ...................................       2,301,661         5,900,386                 --          6,755,408                 --
Receivable for:
  Dividends ............................         840,920           484,578                 --                 --                 --
  Interest .............................          33,221         3,604,545          1,271,417          3,098,303            527,188
  Investments sold .....................       8,836,670                --                 --          3,455,043                 --
  Fund shares sold .....................         112,425            85,954             43,144                 --             43,144
  Recoverable foreign taxes ............              --               260                 --                 --                 --
Due from investment adviser ............              --                --                 --                 --              4,410
                                          --------------     -------------        -----------        -----------         ----------
    Total Assets .......................     545,523,100     1,048,286,806        109,475,465        393,894,879         93,690,108
                                          --------------     -------------        -----------        -----------         ----------
LIABILITIES:
Payable for:
  Investments purchased ................         574,474                --                 --         24,070,927                 --
  When issued securities ...............              --                --                 --         34,504,982                 --
  Fund shares redeemed .................       2,134,142         6,587,062            671,008          1,446,003            259,783
  Variation margin on futures contracts.              --         2,404,950                 --                 --                 --
  Collateral for securities loaned .....      19,235,557        51,239,955         21,520,675                 --                 --
Administrative services fees ...........          18,782            35,112              3,469                 --              4,107
Advisery fees ..........................          40,100            79,013              6,657            267,997              7,976
Subadviser fees ........................         405,598         1,065,183             26,182             79,738              2,375
Wrapper agreements .....................              --                --                 --          4,272,540                 --
Other accrued expense ..................         160,242           371,257             38,322            115,433             31,009
                                          --------------      ------------        -----------         ----------         ----------
   Total Liabilities ...................      22,568,895        61,782,532         22,266,313         64,757,620            305,250
                                          --------------      ------------        -----------         ----------         ----------
NET ASSETS ............................. $   522,954,205   $   986,504,274    $    87,209,152    $   329,137,259    $    93,384,858
                                          ==============      ============        ===========        ===========         ==========
NET ASSETS REPRESENTED BY:

Paid-in capital ........................ $   474,188,593   $   757,451,510    $    89,016,332    $   329,202,812    $    93,384,858
Net unrealized appreciation
 (depreciation) on investments, wrapper
 agreements, futures contracts and
 foreign currency transactions .........      37,456,491       227,982,530          2,705,497           (322,334)               --
Undistributed net investment income
 (loss) ................................          36,614           (99,808)            10,303              1,186                --
Accumulated net realized gain (loss) on
 investments, futures contracts and
 foreign currency transactions .........      11,272,507         1,170,042         (4,522,980)           255,595                --
                                          --------------     -------------        -----------        -----------         ----------
NET ASSETS ............................. $   522,954,205   $   986,504,274    $    87,209,152    $   329,137,259    $    93,384,858
                                          ==============     =============        ===========        ===========         ==========
CAPITAL SHARES:

Net Assets ............................. $   522,954,205   $   986,504,274    $    87,209,152    $   329,137,259    $    93,384,858
Shares Outstanding .....................      64,134,870        99,009,896          8,662,465          3,291,373         93,384,858
Net Asset Value, offering and redemption
 price per share (net assets divided by
 shares outstanding) ................... $          8.15   $          9.96    $         10.07    $        100.00    $          1.00
Cost of investments .................... $   495,941,712   $   807,726,994    $   105,498,551    $   376,635,919    $    93,115,366

                      See Notes to Financial Statements.

                               VANTAGEPOINT FUNDS

                      STATEMENTS OF ASSETS & LIABILITIES
                                DECEMBER 31, 2000

                                                  OVERSEAS        MID/SMALL            BROAD
                                                   EQUITY          COMPANY            MARKET       500 STOCK       CORE BOND
                                                    INDEX           INDEX              INDEX          INDEX           INDEX
                                               ----------------------------------------------------------------------------------
ASSETS:
Securities, at market value* ................   $  44,240,155    $  68,507,541    $ 565,774,818    $ 250,360,083    $ 377,096,253
Receivable for:
 Fund shares sold ...........................          26,119           58,686          125,274          429,224          186,936
Other assets ................................             798              624            3,844            1,799            1,806
                                                --------------   -------------    -------------    -------------    -------------
  Total Assets ..............................      44,267,072       68,566,851      565,903,936      250,791,106      377,284,995
                                                --------------   -------------    -------------    -------------    -------------
LIABILITIES:
Payable for:

 Fund shares redeemed .......................         125,101          408,115        3,922,077          601,277        1,876,103
Administrative services fees ................           1,872            2,188           12,071            8,837           13,917
Advisery fees ...............................           1,724            2,678           22,469            9,922           14,781
Subadviser fees .............................           1,472               --               --               --               --
Other accrued expense .......................          19,649           15,164          113,901           16,170           78,996
                                                --------------   -------------     ------------    -------------     ------------
  Total Liabilities .........................         149,818          428,145        4,070,518          636,206        1,983,797
                                                --------------   -------------     ------------    -------------     ------------
NET ASSETS ..................................   $  44,117,254    $  68,138,706    $ 561,833,418    $ 250,154,900    $ 375,301,198
                                                ==============   =============     ============    =============    =============
NET ASSETS REPRESENTED BY:

Paid-in capital .............................   $  45,631,527    $  80,223,992    $ 583,671,913    $ 267,002,978    $ 379,619,959
Net unrealized appreciation (depreciation) on
 investments, futures contracts and foreign
 currency transactions ......................      (1,092,642)     (12,219,100)     (26,057,720)     (16,482,400)       3,315,707
Undistributed net investment income (loss) ..        (136,190)          14,286          332,955           68,145           66,093
Accumulated net realized gain (loss) on
 investments, futures contracts and foreign
 currency transactions ......................        (285,441)         119,528        3,886,270         (433,823)      (7,700,561)
                                                --------------   -------------     ------------     ------------    --------------
NET ASSETS ..................................   $  44,117,254    $  68,138,706    $ 561,833,418    $ 250,154,900    $ 375,301,198
                                                ==============   =============     ============     ============    ==============
CAPITAL SHARES:

Net Assets--Class I .........................   $  34,167,404    $  33,804,822    $ 313,268,228    $ 100,732,314    $ 293,329,628
Shares Outstanding--Class I .................       3,372,439        2,939,850       30,814,117        9,654,392       29,766,583
Net Asset Value--Class I, offering and
 redemption price per share (net assets
 divided by shares outstanding) .............   $       10.13    $       11.50    $       10.17    $       10.43    $        9.85
Net Assets--Class II ........................   $   9,949,850    $  34,333,884    $ 248,565,190    $ 149,422,586    $  81,971,570
Shares Outstanding--Class II ................       1,032,602        3,115,053       25,700,537       15,016,183        8,295,844
Net Asset Value--Class II, offering and
redemption price per share
 (net assets divided by shares outstanding)..   $        9.64    $       11.02    $        9.67    $        9.95    $        9.88
Cost of investments .........................   $  45,338,242    $  80,677,033    $ 592,482,783    $ 266,529,712    $ 373,780,546

---------------
* Investment in Master Portfolio (Note 1)

                    See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS

                      STATEMENTS OF ASSETS & LIABILITIES
                             DECEMBER 31, 2000

                                                                                 MODEL PORTFOLIOS
                                                 ---------------------------------------------------------------------------------
                                                    ALL-EQUITY      LONG-TERM        TRADITIONAL      CONSERVATIVE      SAVINGS
                                                      GROWTH          GROWTH           GROWTH           GROWTH          ORIENTED
                                                ----------------------------------------------------------------------------------
ASSETS:
Securities, at market value ..................   $  11,698,453    $ 467,560,275    $ 489,830,227    $ 236,702,303    $ 101,101,851
Receivable for:
  Investments sold ...........................              --          495,492          805,804        1,122,700          302,237
  Fund shares sold ...........................         121,342          580,114          448,158          108,416           92,027
                                                   -----------     ------------      -----------      -----------      -----------
    Total Assets .............................      11,819,795      468,635,881      491,084,189      237,933,419      101,496,115
                                                   -----------     ------------      -----------      -----------      -----------
LIABILITIES:
Payable for:
  Investments purchased ......................         115,830               --               --               --               --
  Fund shares redeemed .......................           5,512        1,075,606        1,253,962        1,231,116          394,264
Administrative services fees .................             123            4,956            5,159            2,695            1,140
Advisery fees ................................             730           31,542           32,954           16,033            6,786
Other accrued expense ........................             146            1,375            1,375            1,375            1,375
                                                   -----------      -----------      ------------     ------------     -----------
    Total Liabilities ........................         122,341        1,113,479        1,293,450        1,251,219          403,565
                                                   -----------      -----------      ------------     ------------     -----------
NET ASSETS ...................................   $  11,697,454    $ 467,522,402    $ 489,790,739    $ 236,682,200    $ 101,092,550
                                                   ===========      ===========      ============     ============     ===========
NET ASSETS REPRESENTED BY:

Paid-in capital ..............................   $  12,559,104    $ 459,974,466    $ 486,566,130    $ 236,761,560    $ 100,068,384
Net unrealized depreciation on investments ...      (1,530,401)     (14,762,619)     (13,858,963)      (5,177,017)        (284,140)
Undistributed net investment income ..........              82            2,947           40,076           44,009           25,021
Accumulated net realized gain on investments .         668,669       22,307,608       17,043,496        5,053,648        1,283,285
                                                   -----------     ------------      -----------      -----------      -----------
NET ASSETS ...................................   $  11,697,454    $ 467,522,402    $ 489,790,739    $ 236,682,200    $ 101,092,550
                                                   ===========     ============      ===========      ===========      ===========
CAPITAL SHARES:

Net Assets ...................................   $  11,697,454    $ 467,522,402    $ 489,790,739    $ 236,682,200    $ 101,092,550
Shares Outstanding ...........................         482,041       19,056,379       19,877,802        9,539,079        4,028,653
Net Asset Value, offering and redemption price
per share
 (net assets divided by shares outstanding) ..   $       24.27    $       24.53    $       24.64    $       24.81    $       25.09
Cost of investments ..........................   $  13,228,854    $ 482,322,894    $ 503,689,190    $ 241,879,320    $ 101,385,991

                       See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS

                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2000

                                                        AGGRESSIVE                                           GROWTH &
                                                       OPPORTUNITIES     INTERNATIONAL       GROWTH           INCOME
                                                      -----------------------------------------------------------------
INVESTMENT INCOME:

Dividends ..........................................   $   2,205,495    $   4,563,931    $  20,248,682    $   3,343,570
Interest(+).........................................       5,833,030        1,256,968        6,950,413          787,543
Foreign taxes withheld on dividends ................            (211)        (524,551)        (113,727)          (8,982)
                                                       --------------   --------------    -------------     ------------
Total investment income ............................       8,038,314        5,296,348       27,085,368        4,122,131
                                                       --------------   --------------    -------------     ------------
EXPENSES:

Audit ..............................................          11,906            5,195           54,991            3,850
Legal ..............................................           9,244            4,039           42,776            2,991
Meetings ...........................................           2,698            1,182           12,552              877
Subadviser .........................................       6,131,409        1,695,756       12,909,521          865,834
Custodian ..........................................         276,341          519,537          715,826          118,410
Advisery ...........................................         836,427          325,668        3,516,147          293,321
Fund services ......................................       1,254,640          491,824        5,274,220          439,981
Printing ...........................................          11,632            5,132           54,597            3,799
Registration .......................................          49,719           21,512          226,730           15,940
Investor services ..................................       1,672,853          657,981        7,032,294          586,641
Administration .....................................         183,560           82,624          424,944           74,677
Insurance ..........................................          14,655            6,438           68,355            4,768
                                                       --------------   --------------     ------------     ------------
Total expenses before reductions ...................      10,455,084        3,816,888       30,332,953        2,411,089
Less reductions (Note 6) ...........................         (38,018)         (61,396)        (670,436)         (92,827)
                                                       --------------   --------------     ------------     ------------
Total expenses net of reductions ...................      10,417,066        3,755,492       29,662,517        2,318,262
                                                       --------------   --------------     ------------     ------------
NET INVESTMENT INCOME (LOSS) .......................      (2,378,752)       1,540,856       (2,577,149)       1,803,869
                                                       --------------   --------------     ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 2):
Net realized gain on sale of investments ...........     105,231,171       23,421,955      511,175,184       35,783,394
Net realized loss on futures contracts and
 foreign currency transactions .....................              --         (502,077)        (691,079)              --
Net change in unrealized appreciation (depreciation)
 of investments ....................................    (203,974,757)     (77,934,775)    (599,283,312)     (26,360,169)
Net change in unrealized appreciation (depreciation)
 on futures contracts and foreign currency
 transactions.......................................              --          342,631          (88,221)              --
                                                       --------------   --------------     ------------     ------------
NET GAIN (LOSS) ....................................     (98,743,586)     (54,672,266)     (88,887,428)       9,423,225
                                                       --------------   --------------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ....................................   $(101,122,338)   $ (53,131,410)   $ (91,464,577)   $  11,227,094
                                                       ==============   ==============     ============     ============
-------------------

(+) Interest income includes securities lending income
of:                                                     $     411,522    $     105,624    $   1,035,434    $      38,355

                 See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2000

                                          EQUITY          ASSET        U.S. TREASURY      INCOME          MONEY
                                          INCOME        ALLOCATION       SECURITIES    PRESERVATION*      MARKET
                                      ----------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends .........................   $ 11,420,679    $  6,651,646      $       --      $       --     $        --
Interest (+).......................      1,378,501      28,574,495       4,400,990       1,793,794       5,667,680
Foreign taxes withheld on dividends        (25,369)        (35,089)             --              --              --
                                      -------------   ------------      -----------     ----------      -----------
Total investment income ...........     12,773,811      35,191,052       4,400,990       1,793,794       5,667,680
                                      -------------   ------------      -----------     ----------      -----------
EXPENSES:
Audit .............................          7,000          17,102           1,142              --           1,333
Legal .............................          5,459          13,323             892              --           1,038
Meetings ..........................          1,620           3,927             263              --             304
Subadviser ........................      1,521,660       2,827,177         104,681          38,830          78,779
Custodian .........................        104,320         232,392          32,467           5,221          24,825
Advisery ..........................        446,574       1,032,855          70,313          73,403          87,995
Fund services .....................        669,862       1,549,283         105,470          16,140         131,993
Printing ..........................          7,142          17,207           1,163              --           1,323
Registration ......................         28,195          69,731           4,624              --           5,511
Investor services .................        893,149       2,065,711         140,627          21,519         175,990
Administration ....................        105,476         222,732          18,633              --          23,319
Insurance .........................          8,847          21,434           1,443              --           1,657
Wrapper ...........................             --              --              --          26,349              --
                                      --------------  -------------     -----------      ----------      ----------
Total expenses before reductions
 and reimbursements ...............      3,799,304       8,072,874         481,718         181,462         534,067
Less reductions (Note 6) ..........       (263,039)             --              --              --              --
Less reimbursements (Note 2) ......             --              --              --              --         (49,807)
                                      -------------   -------------     -----------      ----------      ----------
Total expenses net of reductions
and reimbursements ................      3,536,265       8,072,874         481,718         181,462         484,260
                                      -------------   -------------     -----------      ----------      ----------
NET INVESTMENT INCOME .............      9,237,546      27,118,178       3,919,272       1,612,332       5,183,420
                                      -------------   -------------     -----------      ----------      ----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) (NOTE 2):
Net realized gain (loss) on sale of
 investments ......................     15,496,839      18,377,129      (1,191,522)        256,781              --
Net realized loss on futures
 contracts and foreign
 currency transactions ...........              --      (2,330,000)             --              --              --
Net change in unrealized
 appreciation (depreciation) of
 investments and wrapper
 agreements .......................     48,954,985     (53,366,429)      5,470,757        (256,781)             --
Net change in unrealized
 appreciation (depreciation) on
 futures contracts and foreign
 currency transactions ............             --       3,215,035             --               --              --
                                      -------------   -------------     -----------      ----------      ----------
NET GAIN (LOSS) ...................     64,451,824     (34,104,265)      4,279,235              --              --
                                      -------------   -------------     -----------      ----------      ----------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS ..   $ 73,689,370    $ (6,986,087)   $  8,198,507    $  1,612,332    $  5,183,420
                                      =============   =============     ===========      ==========      ==========
----------------

+ Interest income includes
  securities lending income of:       $     40,413    $    191,207    $     21,112             $--             $--

* For the Period from December 4, 2000 (Commencement of operations) to December 31, 2000

                     See Notes to Financial Statements.

                              VANTAGEPOINT FUNDS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                 OVERSEAS         MID/SMALL         BROAD
                                                  EQUITY           COMPANY          MARKET        500 STOCK        CORE BOND
                                                   INDEX            INDEX           INDEX           INDEX            INDEX
                                              ---------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends* ...............................   $     992,750    $     580,990    $   6,800,742    $   2,819,941    $          --
Interest* ................................         138,776          148,850        1,091,202          373,327       23,002,656
Foreign taxes withheld on dividends* .....        (110,970)             (98)          (4,290)          (1,992)
Expenses* ................................        (147,580)         (70,479)        (530,989)        (125,897)        (270,272)
                                             -------------    -------------    -------------    -------------    -------------
Total investment income ..................         872,976          659,263        7,356,665        3,065,379       22,732,384
                                             -------------    -------------    -------------    -------------    -------------
EXPENSES:
Audit ....................................             964              867           10,814            3,997            5,091
Legal ....................................             747              674            8,417            3,000            3,963
Meetings .................................             220              195            2,473              877            1,164
Custodian ................................          21,622           22,143           28,744           24,466           25,539
Advisery Class I .........................          24,584           19,422          209,772           57,027          136,430
Advisery Class II ........................           4,962           15,714          116,366           68,860           32,358
Fund services Class I ....................          73,752           58,265          629,318          171,080          409,291
Fund services Class II ...................           4,962           15,714          116,366           68,860           32,358
Printing .................................             954              839           10,788            3,812            5,087
Registration .............................           3,973            3,657           44,415           15,959           20,882
Investor services Class I ................          73,752           58,265          629,318          171,080          409,291
Investor services Class II ...............           4,962           15,714          116,366           68,860           32,358
Administration ...........................          10,341           12,297          104,058           43,911           56,855
Insurance ................................           1,194            1,062           13,483            4,781            6,354
                                              -------------    -------------    -------------    -------------    -------------
Total expenses ...........................         226,989          224,828        2,040,698          706,570        1,177,021
                                              -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME ....................         645,987          434,435        5,315,967        2,358,809       21,555,363
                                              -------------    -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
(NOTE 2):

Net realized gain (loss) on sale of
 investments .............................       2,001,078        1,089,801       59,568,903       15,409,447       (5,563,147)
Net realized loss on futures contracts and
 foreign currency transactions ...........        (148,959)              --               --               --               --
Net change in unrealized appreciation
 (depreciation) of investments ...........     (12,290,631)     (18,507,318)    (120,178,251)     (42,567,162)      21,960,528
Net change in unrealized appreciation
 (depreciation)on futures contracts
 and foreign currency transactions .......       (112,067)         (83,720)     (13,108,191)        (538,142)               --
                                              -------------    -------------    -------------    -------------    -------------
NET GAIN (LOSS) ..........................     (10,550,579)     (17,501,237)     (73,717,539)     (27,695,857)      16,397,381
                                              -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ...............   $  (9,904,592)   $ (17,066,802)   $ (68,401,572)   $ (25,337,048)   $  37,952,744
                                              =============    =============    =============    =============    =============

---------------

*  Allocated from Master Investment Portfolio (Note 1)

                       See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS

                         STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                      MODEL PORTFOLIOS
                                                    -----------------------------------------------------------------------------
                                                       ALL--EQUITY     LONG-TERM     TRADITIONAL     CONSERVATIVE       SAVINGS
                                                          GROWTH*       GROWTH*        GROWTH*         GROWTH*         ORIENTED*
                                                    ------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends .......................................   $     71,480    $  2,689,327    $  2,867,617    $  1,403,405    $    644,418
                                                    ------------    ------------    ------------    ------------    ------------
Total investment income .........................         71,480       2,689,327       2,867,617       1,403,405         644,418
                                                    ------------    ------------    ------------    ------------    ------------
EXPENSES:
Custodian .......................................            146           1,375           1,375           1,375           1,375
Advisery ........................................            730          31,542          32,954          16,033           6,786
Administration ..................................            123           4,956           5,159           2,695           1,140
                                                    ------------    ------------    ------------    ------------    ------------
Total expenses ..................................            999          37,873          39,488          20,103           9,301
                                                    ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME ...........................         70,481       2,651,454       2,828,129       1,383,302         635,117
                                                    ------------    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) (NOTE 2):
Net realized gain on sale of investments .......       1,319,861      42,829,413      32,925,397       9,896,030       1,790,402
Net change in unrealized appreciation
 (depreciation) of investments .................        (872,608)    (30,798,245)    (24,040,748)     (7,317,460)     (1,316,158)
                                                    ------------    ------------    ------------    ------------    ------------
NET GAIN .......................................         447,253      12,031,168       8,884,649       2,578,570         474,244
                                                    ------------    ------------    ------------    ------------    ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ...............................    $    517,734    $ 14,682,622    $ 11,712,778    $  3,961,872    $  1,109,361
                                                    ============    ============    ============    ============    ============

---------------------
* For the Period from December 4, 2000 (Commencement of operations) to December 31, 2000

                    See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                   AGGRESSIVE OPPORTUNITIES                   INTERNATIONAL
                                             -----------------------------------  ------------------------------------
                                                                FOR THE PERIOD                       FOR THE PERIOD
                                                 FOR THE         FROM MARCH 1,       FOR THE         FROM MARCH 1,
                                               YEAR ENDED         1999* TO          YEAR ENDED         1999* TO
                                               DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                  2000                1999             2000              1999
                                             -----------------------------------  ------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS:

  Net investment income (loss) ............   $  (2,378,752)   $  (1,676,275)      $   1,540,856    $   1,726,751
  Net realized gain on sale of
   investments, futures contracts and
   foreign currency transactions ..........     105,231,171       57,196,081          22,919,878        8,901,799
  Net change in unrealized appreciation
   (depreciation) of investments,
   futures contracts and foreign
   currency transactions...................    (203,974,757)     172,263,797         (77,592,144)      80,777,164
                                              -------------    -------------       --------------     ------------
  Net increase (decrease) in net assets
   resulting from operations ..............    (101,122,338)     227,783,603         (53,131,410)      91,405,714
                                              -------------    -------------       --------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income ...................              --               --          (3,407,798)      (3,382,798)
  Net realized gain on investments ........    (150,421,648)     (18,434,752)        (23,986,746)      (7,031,553)
                                              -------------    -------------       --------------     ------------
    Total distributions ...................    (150,421,648)     (18,434,752)        (27,394,544)     (10,414,351)
                                              -------------    -------------       --------------     ------------
CAPITAL SHARE TRANSACTIONS:

  Capital contributed in (Note 1) .........             --       325,808,786                  --      201,334,158
  Proceeds from sale of shares ............     498,485,869      195,026,455         142,848,932      162,439,326
  Reinvestment of distributions ...........     150,421,648       18,434,752          27,394,544       10,414,351
  Cost of shares redeemed .................    (177,952,943)    (117,114,076)        (80,120,555)    (138,242,189)
                                              -------------    -------------       --------------     ------------
    Net increase from capital
     share transactions ...................     470,954,574      422,155,917          90,122,921      235,945,646
                                              -------------    -------------       --------------     ------------
    Total increase in net assets ..........     219,410,588      631,504,768           9,596,967      316,937,009
                                              -------------    -------------       --------------     ------------
NET ASSETS at beginning of year ...........     631,504,768               --         316,937,009               --
                                              -------------    -------------       --------------     ------------
NET ASSETS at end of year .................   $ 850,915,356    $ 631,504,768       $ 326,533,976    $ 316,937,009
                                              =============    =============       ==============     ============
SHARE TRANSACTIONS
  Capital shares issued from contributed
   capital (Note 1) .......................              --       32,580,879                  --       20,133,416
  Number of shares sold ...................      30,243,616       16,785,801          10,971,768       14,779,081
  Number of shares issued through
   reinvestment of dividends and
   distributions ..........................      12,726,028        1,252,361           2,553,079          809,825
  Number of shares redeemed ...............     (10,909,348)     (10,695,427)         (6,141,119)     (12,683,394)
                                              -------------    -------------       --------------     ------------
    Net increase in shares outstanding ....      32,060,296       39,923,614           7,383,728       23,038,928
                                              =============    =============       ==============     ============

--------------------

 * -Commencement of operations

                     See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS

                     STATEMENTS OF CHANGES IN NET ASSETS

                                                              GROWTH                            GROWTH & INCOME
                                               -----------------------------------   -------------------------------------
                                                                   FOR THE PERIOD                        FOR THE PERIOD
                                                   FOR THE           FROM MARCH 1,       FOR THE           FROM MARCH 1,
                                                  YEAR ENDED           1999* TO         YEAR ENDED           1999* TO
                                                  DECEMBER 31,        DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
                                                     2000                 1999             2000                1999
                                               -----------------------------------   -------------------------------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:

  Net investment income (loss) ............   $    (2,577,149)   $      (267,642)   $     1,803,869    $       264,853
  Net realized gain on sale of
   investments, futures contracts and
   foreign currency transactions ..........       510,484,105        225,384,463         35,783,394         14,267,087
  Net change in unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency
   transactions ...........................     (599,371,533)       740,080,046        (26,360,169)        25,098,409
                                             ---------------     ---------------    ---------------    --------------
    Net increase (decrease) in net assets
     resulting from operations ............      (91,464,577)       965,196,867         11,227,094         39,630,349
                                             ---------------     ---------------    ---------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income ...................       (6,184,344)        (1,003,459)        (1,779,721)          (253,314)
  Net realized gain on investments ........     (544,780,245)      (176,310,076)       (44,519,809)        (8,718,218)
                                             ---------------     ---------------    ---------------    --------------
    Total distributions ...................     (550,964,589)      (177,313,535)       (46,299,530)        (8,971,532)
                                             ---------------     ---------------    ---------------    --------------
CAPITAL SHARE TRANSACTIONS:

  Capital contributed in (Note 1) .........               --       2,429,323,710                 --        123,094,099
  Proceeds from sale of shares ............       624,616,363        448,200,363        161,781,625        173,055,236
  Reinvestment of distributions ...........       550,964,589        177,313,535         46,299,530          8,971,532
  Cost of shares redeemed .................      (545,229,291)      (481,025,560)       (31,934,305)      (100,717,226)
                                              ---------------     ---------------    ---------------    --------------
    Net increase from capital
     share transactions ...................       630,351,661      2,573,812,048        176,146,850        204,403,641
                                              ---------------     ---------------    ---------------    --------------
    Total increase (decrease) in
     net assets............................       (12,077,505)     3,361,695,380        141,074,414        235,062,458
                                              ---------------     ---------------    ---------------    --------------
NET ASSETS at beginning of year ...........     3,361,695,380        235,062,458
                                              ---------------     ---------------    ---------------    --------------
NET ASSETS at end of year .................   $ 3,349,617,875    $ 3,361,695,380    $   376,136,872    $   235,062,458
                                              ===============     ===============    ===============    ==============
SHARE TRANSACTIONS:
  Capital shares issued from contributed
   capital (Note 1) .......................                --        242,932,371                 --         12,292,681
  Number of shares sold ...................        44,393,041         41,275,834         13,244,991         16,270,052
  Number of shares issued through
   reinvestment of dividends and
   distributions ..........................        51,157,343         14,450,981          4,275,118            804,622
  Number of shares redeemed ...............       (39,008,673)       (44,162,372)        (2,607,617)        (9,534,836)
                                              ---------------     ---------------    ---------------    --------------
    Net increase in shares outstanding ....        56,541,711        254,496,814         14,912,492         19,832,519
                                              ===============     ===============    ===============    ==============

------------------

 * -Commencement of operations

                       See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS

                    STATEMENTS OF CHANGES IN NET ASSETS

                                                                EQUITY INCOME                        ASSET ALLOCATION
                                                     -------------------------------------  -----------------------------------
                                                                          FOR THE PERIOD                         FOR THE PERIOD
                                                          FOR THE          FROM MARCH 1,        FOR THE           FROM MARCH 1,
                                                         YEAR ENDED          1999* TO          YEAR ENDED           1999* TO
                                                        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                            2000                1999              2000                1999
                                                     ------------------------------------   ------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS:

  Net investment income ..........................   $     9,237,546    $     9,352,899    $    27,118,178    $    24,347,230
  Net realized gain on sale of
   investments, futures contracts and foreign
   currency transactions .........................        15,496,839        113,699,336         16,047,129         14,086,914
  Net change in unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency transactions ...        48,954,985       (145,838,039)       (50,151,394)        51,031,596
                                                     ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets
   resulting from operations .....................        73,689,370        (22,785,804)        (6,986,087)        89,465,740
                                                     ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income ..........................        (9,259,771)        (9,334,533)       (27,245,577)       (24,319,580)
  Net realized gain on investments ...............        (7,388,130)      (110,495,065)       (16,107,375)       (12,856,685)
                                                     ---------------    ---------------    ---------------    ---------------
    Total distributions ..........................       (16,647,901)      (119,829,598)       (43,352,952)       (37,176,265)
                                                     ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:

  Capital contributed in (Note 1) ................                --        541,621,977                 --      1,046,354,487
  Proceeds from sale of shares ...................       159,316,405        191,192,237        144,537,432        113,896,206
  Reinvestment of distributions ..................        16,647,901        119,829,598         43,352,952         37,176,265
  Cost of shares redeemed ........................      (196,741,765)      (223,338,215)      (251,148,487)      (149,615,017)
                                                     ----------------    --------------    ----------------   ----------------
  Net increase (decrease) from capital
  share transactions .............................       (20,777,459)       629,305,597        (63,258,103)     1,047,811,941
                                                     ----------------    --------------    ----------------   ----------------
    Total increase (decrease) in net assets ......        36,264,010        486,690,195       (113,597,142)     1,100,101,416
                                                     ----------------    --------------    ----------------   ----------------
NET ASSETS at beginning of year ..................       486,690,195                 --      1,100,101,416                  --
                                                     ----------------    --------------    ----------------   ----------------
NET ASSETS at end of year ........................   $   522,954,205    $   486,690,195    $   986,504,274    $ 1,100,101,416
                                                     ================    ==============    ================   ================

SHARE TRANSACTIONS:
  Capital shares issued from contributed
   capital (Note 1) ..............................                --         54,162,198                 --        104,635,449
  Number of shares sold ..........................        21,429,550         19,035,304         13,303,636         11,108,685
  Number of shares issued through
   reinvestment of dividends and distributions ...         2,042,687         16,997,106          4,352,706          3,598,864
  Number of shares redeemed ......................       (27,325,800)       (22,206,175)       (23,520,933)       (14,468,511)
                                                     ----------------    --------------    ----------------   ----------------
   Net increase (decrease) in shares outstanding..        (3,853,563)        67,988,433         (5,864,591)       104,874,487
                                                     ================    ==============    ================   ================

--------------------
 * -Commencement of operations

                         See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS

                    STATEMENTS OF CHANGES IN NET ASSETS

                                                                           INCOME
                                           U.S. TREASURY SECURITIES      PRESERVATION              MONEY MARKET
                                      ---------------------------------------------------------------------------------------
                                                        FOR THE PERIOD   FOR THE PERIOD                     FOR THE PERIOD
                                         FOR THE         FROM MARCH 1,   FROM DECEMBER 4,    FOR THE        FROM MARCH 1,
                                        YEAR ENDED          1999* TO        2000* TO        YEAR ENDED         1999* TO
                                       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                           2000              1999            2000              2000              1999
                                     ----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS:

 Net investment income ...............   $   3,919,272    $   3,630,492    $   1,612,332    $   5,183,420    $   2,595,759
 Net realized gain (loss) on sale
  of investments .....................      (1,191,522)      (3,408,247)         256,781               --               --
 Net change in unrealized appreciation
  (depreciation) of investments and
  wrapper agreements .................       5,470,757         (824,982)        (256,781)              --               --
                                        --------------    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets
  resulting from operations ..........       8,198,507         (602,737)       1,612,332        5,183,420        2,595,759
                                        --------------    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income ...............      (3,911,961)      (3,627,500)      (1,612,332)      (5,183,420)      (2,595,759)
                                        --------------    -------------    -------------    -------------    -------------
 Total distributions .................      (3,911,961)      (3,627,500)      (1,612,332)      (5,183,420)      (2,595,759)
                                        --------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:

 Capital contributed in (Note 1) .....              --       89,299,259      325,137,862               --       56,664,093
 Proceeds from sale of shares ........      35,888,765       35,576,998        4,328,686       89,078,983       61,997,813
 Reinvestment of distributions .......       3,911,961        3,627,500        1,612,332        5,183,420        2,595,759
 Cost of shares redeemed .............     (33,345,916)     (47,805,724)      (1,941,621)     (77,650,415)     (44,484,795)
                                        --------------    -------------    -------------    -------------    -------------
 Net increase from capital share
  transactions .......................       6,454,810       80,698,033      329,137,259       16,611,988       76,772,870
                                        --------------    -------------    -------------    -------------    -------------
 Total increase in net assets ........      10,741,356       76,467,796      329,137,259       16,611,988       76,772,870
                                        --------------    -------------    -------------    -------------    -------------
NET ASSETS at beginning of year ......      76,467,796               --               --       76,772,870               --
                                        --------------    -------------    -------------    -------------    -------------
NET ASSETS at end of year ............   $  87,209,152    $  76,467,796    $ 329,137,259    $  93,384,858    $  76,772,870
                                        ==============    =============    =============    =============    =============
SHARE TRANSACTIONS:
 Capital shares issued from contributed
  capital (Note 1) ...................       8,929,926        3,251,379       56,664,093
 Number of shares sold ...............       3,686,753        3,598,456           43,287       89,078,983       61,997,813
 Number of shares issued through
  reinvestment of dividends and
  distributions ......................         405,049          372,553           16,123        5,183,420        2,595,759
 Number of shares redeemed ...........      (3,481,702)      (4,848,570)         (19,416)     (77,650,415)     (44,484,795)
                                        --------------    -------------    -------------    -------------    -------------
  Net increase in shares outstanding..         610,100        8,052,365        3,291,373       16,611,988       76,772,870
                                        ==============    =============    =============    =============    =============

-------------------
 * -Commencement of operations

                         See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   OVERSEAS EQUITY INDEX          MID/SMALL COMPANY INDEX
                                             ------------------------------------------------------------------
                                                               FOR THE PERIOD                   FOR THE PERIOD
                                                  FOR THE       FROM MARCH 1,      FOR THE       FROM MARCH 1,
                                                 YEAR ENDED       1999* TO       YEAR ENDED         1999* TO
                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                    2000             1999            2000            1999
                                             ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS:

 Net investment income .....................   $    645,987    $    478,575    $    434,435    $    135,205
 Net realized gain on sale of
  investments, futures contracts and foreign
  currency transactions ....................      1,852,119         503,697       1,089,801         957,497
 Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency transactions   (12,402,698)     11,652,160     (18,591,038)      6,421,234
                                              ---------------  --------------   -------------   ------------
 Net increase (decrease) in net assets
  resulting from operations ................     (9,904,592)     12,634,432     (17,066,802)      7,513,936
                                              ---------------  --------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income--Class I ............       (339,030)       (633,500)       (153,271)        (83,412)
 Net investment income--Class II ...........       (142,017)       (127,735)       (262,277)        (49,776)
 Net realized gain on investments--Class I .     (1,810,922)       (265,146)       (830,960)       (151,633)
 Net realized gain on investments--
  Class II .................................       (555,403)        (49,600)       (886,683)        (65,112)
                                              ---------------  --------------   -------------   ------------
    Total distributions ....................     (2,847,372)     (1,075,981)     (2,133,191)       (349,933)
                                              ---------------  --------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS:

 Capital contributed in (Note 1) ...........             --      41,378,264              --      13,532,687
 Proceeds from sale of shares--Class I .....     26,670,817      37,975,528      50,712,560      25,395,723
 Proceeds from sale of shares--Class II ....      8,958,155      18,768,185      48,241,760      12,181,329
 Reinvestment of distributions--Class I ....      2,149,952         898,646         984,228         235,046
 Reinvestment of distributions--Class II ...        697,420         177,335       1,148,959         114,887
 Cost of shares redeemed--Class I ..........    (32,700,564)    (42,051,145)    (30,057,166)    (22,780,342)
 Cost of shares redeemed--Class II .........     (5,945,613)    (11,666,213)    (14,535,889)     (4,999,086)
                                              ---------------  --------------   -------------   ------------
    Net increase (decrease) from capital
     share transactions ....................       (169,833)     45,480,600      56,494,452      23,680,244
                                              ---------------  --------------   -------------   ------------
 Total increase (decrease) in net assets ...    (12,921,797)     57,039,051      37,294,459      30,844,247
                                              ---------------  --------------   -------------   ------------
NET ASSETS at beginning of year ............     57,039,051      30,844,247
                                              ---------------  --------------   -------------   ------------
NET ASSETS at end of year ..................   $ 44,117,254    $ 57,039,051    $ 68,138,706    $ 30,844,247
                                              ===============  ==============   =============   ============
SHARE TRANSACTIONS:
 Capital shares issued from contributed
  capital (Note 1)--Class I ................             --              --       4,137,826       1,353,269
 Number of shares sold--Class I ............      2,248,368       3,572,616       3,432,532       2,139,608
 Number of shares issued through
  reinvestment of dividends and
  distributions--Class I ...................        212,236          73,062          85,585          18,123
 Number of shares redeemed--Class I ........     (2,886,049)     (3,985,620)     (2,126,046)     (1,963,221)
                                              ---------------  --------------   -------------   ------------
 Net increase (decrease) in shares
  outstanding--Class I .....................       (425,445)      3,797,884       1,392,071       1,547,779
                                              ===============  ==============   =============   ============
 Number of shares sold--Class II ...........        776,375       1,820,160       3,445,610       1,130,206
 Number of shares issued through
  reinvestment of dividends and
  distributions--Class II ..................         72,346          15,097         104,260           9,220
 Number of shares redeemed--Class II .......       (523,741)     (1,127,635)     (1,130,057)       (444,186)
                                              ---------------  --------------   -------------   ------------
    Net increase in shares
     outstanding--Class II .................        324,980         707,622       2,419,813         695,240
                                              ===============  ==============   =============   ============

---------------------
 *   -Commencement of operations

                          See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS

                     STATEMENTS OF CHANGES IN NET ASSETS

                                                             BROAD MARKET INDEX                 500 STOCK INDEX
                                                       -------------------------------------------------------------------
                                                                        FOR THE PERIOD                    FOR THE PERIOD
                                                            FOR THE      FROM MARCH 1,      FOR THE        FROM MARCH 1,
                                                           YEAR ENDED       1999* TO       YEAR ENDED         1999* TO
                                                          DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                              2000             1999           2000             1999
                                                       -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:

  Net investment income ............................   $   5,315,967    $   5,149,625    $   2,358,809    $   1,821,724
  Net realized gain on sale of
   investments, futures contracts and foreign
   currency transactions ...........................      59,568,903       12,002,396       15,409,447        1,025,976
  Net change in unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency transactions .....    (133,286,442)     107,228,722      (43,105,304)      29,856,248
                                                        -------------    ------------     -------------     -----------
  Net increase (decrease) in net assets
   resulting from operations .......................     (68,401,572)     124,380,743      (25,337,048)      32,703,948
                                                        -------------    ------------     -------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income--Class I ..................      (2,226,343)      (3,616,487)        (687,964)        (838,233)
  Net investment income--Class II .................      (2,760,346)      (1,493,182)      (1,487,522)        (982,090)
  Net realized gain on investments--Class I .......     (18,606,649)      (4,306,616)      (1,955,075)        (285,797)
  Net realized gain on investments--Class II ......     (15,635,969)      (1,407,654)      (3,042,247)        (261,209)
                                                        -------------    ------------     -------------     -----------
Total distributions ...............................     (39,229,307)     (10,823,939)      (7,172,808)      (2,367,329)
                                                        -------------    ------------     -------------     -----------
CAPITAL SHARE TRANSACTIONS:

  Capital contributed in (Note 1) .................              --      533,356,978               --      117,397,703
  Proceeds from sale of shares--Class I ...........      31,623,349       58,618,494       31,407,555       59,067,057
  Proceeds from sale of shares--Class II ..........     145,700,254      149,832,461       84,601,060      133,583,156
  Reinvestment of distributions--Class I ..........      20,832,992        7,923,094        2,643,038        1,124,032
  Reinvestment of distributions--Class II .........      18,396,315        2,900,838        4,529,760        1,243,297
  Cost of shares redeemed--Class I ................    (203,533,634)    (171,048,154)     (56,861,929)     (62,374,853)
  Cost of shares redeemed--Class II ...............     (26,195,335)     (12,500,159)     (38,262,731)     (25,769,008)
                                                        -------------    ------------     -------------     -----------
  Net increase (decrease) from capital share
   transactions ...................................     (13,176,059)     569,083,552       28,056,753      224,271,384
                                                        -------------    ------------     -------------     -----------
  Total increase (decrease) in net assets .........    (120,806,938)     682,640,356       (4,453,103)     254,608,003
                                                        -------------    ------------     -------------     -----------
NET ASSETS at beginning of year ...................     682,640,356               --      254,608,003                --
                                                        -------------    ------------     -------------     -----------
NET ASSETS at end of year .........................   $ 561,833,418    $ 682,640,356    $ 250,154,900    $ 254,608,003
                                                        =============    ============     =============     ===========
SHARE TRANSACTIONS:
  Capital shares issued from contributed capital
  (Note 1)--Class I ...............................      53,335,698       11,739,770
  Number of shares sold--Class I ..................       2,644,661        4,802,050        2,736,175        5,491,465
  Number of shares issued through reinvestment
   of dividends and distributions--Class I ........       2,048,476          676,609          253,407           98,083
  Number of shares redeemed--Class I ..............     (16,417,804)     (16,275,573)      (4,763,074)      (5,901,434)
                                                        -------------    ------------     -------------     -----------
  Net increase (decrease) in shares
   outstanding--Class I                                 (11,724,667)      42,538,784       (1,773,492)      11,427,884
                                                        =============    ============     =============     ===========
  Number of shares sold--Class II .................      12,186,450       14,891,457        7,503,776       12,881,383
  Number of shares issued through reinvestment
   of dividends and distributions--Class II .......       1,902,412          259,235          455,252          113,543
  Number of shares redeemed--Class II .............      (2,351,805)      (1,187,212)      (3,475,243)      (2,462,528)
                                                        -------------    ------------     -------------     -----------
  Net increase in shares outstanding--Class II ....      11,737,057       13,963,480        4,483,785       10,532,398
                                                        =============    ============     =============     ===========

--------------------
 *   -Commencement of operations

                  See Notes to Financial Statements.

                             VANTAGEPOINT FUNDS

                     STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      CORE BOND INDEX
                                                                               ------------------------------
                                                                                               FOR THE PERIOD
                                                                                  FOR THE       FROM MARCH 1,
                                                                                 YEAR ENDED       1999* TO
                                                                                 DECEMBER 31,    DECEMBER 31,
                                                                                    2000            1999
                                                                               -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income ......................................................   $  21,555,363    $  14,575,185
Net realized loss on sale of investments, futures contracts and foreign
currency transactions ......................................................      (5,563,147)      (1,900,006)
Net change in unrealized appreciation (depreciation) of investments,
futures contracts and foreign currency transactions                               21,960,528      (15,452,868)
                                                                               -------------    -------------
Net increase (decrease) in net assets resulting from operations ............      37,952,744       (2,777,689)
                                                                               -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class I .............................................     (17,238,684)     (12,442,414)
Net investment income--Class II ............................................      (4,250,586)      (2,148,328)
                                                                               -------------    -------------
Total distributions ........................................................     (21,489,270)     (14,590,742)
                                                                               -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Capital contributed in (Note 1) ............................................              --      275,105,261
Proceeds from sale of shares--Class I ......................................      52,204,448      140,144,642
Proceeds from sale of shares--Class II .....................................      41,459,895       56,728,538
Reinvestment of distributions--Class I .....................................      17,238,684       12,442,414
Reinvestment of distributions--Class II ....................................       4,250,582        2,148,328
Cost of shares redeemed--Class I ...........................................     (51,061,988)    (151,357,685)
Cost of shares redeemed--Class II ..........................................     (15,148,574)      (7,948,390)
                                                                               -------------    -------------
Net increase from capital share transactions ...............................      48,943,047      327,263,108
                                                                               -------------    -------------
Total increase in net assets ...............................................      65,406,521      309,894,677
                                                                               -------------    -------------
NET ASSETS at beginning of year ............................................     309,894,677               --
                                                                               -------------    -------------
NET ASSETS at end of year ..................................................   $ 375,301,198    $ 309,894,677
                                                                               =============    =============
SHARE TRANSACTIONS:
Capital shares issued from contributed capital (Note 1)--Class I ...........      25,510,526
Number of shares sold--Class I .............................................       5,509,030       14,162,974
Number of shares issued through reinvestment of dividends and
distributions--Class I .....................................................       1,809,989        1,286,119
Number of shares redeemed--Class I .........................................      (5,348,160)     (15,163,895)
                                                                               -------------    -------------
Net increase in shares outstanding--Class I ................................       1,970,859       25,795,724
                                                                               =============    =============
Number of shares sold--Class II ............................................       4,314,922        5,710,224
Number of shares issued through reinvestment of dividends and
distributions--Class II ....................................................         444,572          222,576
Number of shares redeemed--Class II ........................................      (1,581,915)        (814,535)
                                                                               -------------    -------------
Net increase in shares outstanding--Class II ...............................       3,177,579        5,118,265
                                                                               =============    =============

--------------------
 *   --Commencement of operations

                       See Notes to Financial Statements.

                               VANTAGEPOINT FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            MODEL PORTFOLIOS
                                              ---------------------------------------------------------------------------------
                                               ALL-EQUITY       LONG-TERM       TRADITIONAL      CONSERVATIVE       SAVINGS
                                                 GROWTH          GROWTH            GROWTH           GROWTH          ORIENTED
                                              -------------    -------------    -------------    -------------    -------------
                                             FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                             FROM DECEMBER 4, FROM DECEMBER 4, FROM DECEMBER 4, FROM DECEMBER 4, FROM DECEMBER 4,
                                                2000* TO          2000* TO        2000* TO         2000* TO         2000* TO
                                               DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2000              2000            2000              2000              2000
                                              -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
Net investment income .....................   $      70,481    $   2,651,454    $   2,828,129    $   1,383,302    $     635,117
Net realized gain on sale of investments ..       1,319,861       42,829,413       32,925,397        9,896,030        1,790,402
Net change in unrealized appreciation
(depreciation) of investments .............        (872,608)     (30,798,245)     (24,040,748)      (7,317,460)      (1,316,158)
                                              -------------    -------------    -------------    -------------    -------------
Net increase in net assets resulting
from operations ...........................         517,734       14,682,622       11,712,778        3,961,872        1,109,361
                                              -------------    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................         (71,480)      (2,689,334)      (2,788,053)      (1,339,293)        (610,096)
Net realized gain on investments ..........        (650,111)     (20,480,978)     (15,881,901)      (4,842,382)        (507,117)
                                              -------------    -------------    -------------    -------------    -------------
Total distributions .......................        (721,591)     (23,170,312)     (18,669,954)      (6,181,675)      (1,117,213)
                                              -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Capital contributed in (Note 1) ...........       9,909,305      448,517,901      471,475,585      230,670,592       97,607,204
Proceeds from sale of shares ..............       4,370,433      122,563,246      142,279,291       78,507,280       48,985,571
Reinvestment of distributions .............         721,591       23,170,312       18,669,954        6,181,675        1,117,213
Cost of shares redeemed ...................      (3,100,018)    (118,241,367)    (135,676,915)     (76,457,544)     (46,609,586)
                                              -------------    -------------    -------------    -------------    -------------
Net increase from capital share
transactions ..............................      11,901,311      476,010,092      496,747,915      238,902,003      101,100,402
                                              -------------    -------------    -------------    -------------    -------------
Total increase in net assets ..............      11,697,454      467,522,402      489,790,739      236,682,200      101,092,550
                                              -------------    -------------    -------------    -------------    -------------
NET ASSETS at beginning of period                        --               --               --               --               --
                                              -------------    -------------    -------------    -------------    -------------
NET ASSETS at end of period ...............   $  11,697,454    $ 467,522,402    $ 489,790,739    $ 236,682,200    $ 101,092,550
                                              =============    =============    =============    =============    =============
SHARE TRANSACTIONS:
Capital shares issued from contributed
capital (Note 1) ..........................         396,372       17,940,716       18,859,023        9,226,824        3,904,288
Number of shares sold .....................         174,123        4,718,972        5,532,840        3,063,448        1,928,726
Number of shares issued through
reinvestment of dividends and distributions          29,732          944,570          757,709          249,161           44,528
Number of shares redeemed .................        (118,186)      (4,547,879)      (5,271,770)      (3,000,354)      (1,848,889)
                                              -------------    -------------    -------------    -------------    -------------
Net increase in shares outstanding ........         482,041       19,056,379       19,877,802        9,539,079        4,028,653
                                              =============    =============    =============    =============    =============

-------------
* --Commencement of operations

See Notes to Financial Statements.

                                             VANTAGEPOINT FUNDS
                                            FINANCIAL HIGHLIGHTS
                                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   AGGRESSIVE OPPORTUNITIES                  INTERNATIONAL
                                                 -----------------------------     -----------------------------
                                                               FOR THE PERIOD                    FOR THE PERIOD
                                                    FOR THE      FROM MARCH 1,         FOR THE     FROM MARCH 1,
                                                  YEAR ENDED       1999* TO          YEAR ENDED      1999* TO
                                                  DECEMBER 31,   DECEMBER 31,       DECEMBER 31,   DECEMBER 31,
                                                     2000           1999                2000           1999
                                                 ------------- ---------------     ------------- ---------------
NET ASSET VALUE, BEGINNING OF YEAR ...........   $     15.82     $     10.00       $     13.76     $     10.00
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ............         (0.03)          (0.04)             0.07            0.08
     Net realized and unrealized gain (loss)
     on investments and futures and foreign
     currency transactions ...................         (1.45)           6.34             (2.12)           4.15
                                                 ------------- ---------------     ------------- ---------------

TOTAL FROM INVESTMENT OPERATIONS .............         (1.48)           6.30             (2.05)           4.23
                                                 ------------- ---------------     ------------- ---------------

LESS DISTRIBUTIONS:

     From net investment income ..............         (0.00)          (0.00)            (0.12)          (0.15)
     From net realized gains .................         (2.52)          (0.48)            (0.86)          (0.32)
                                                 ------------- ---------------     ------------- ---------------

TOTAL DISTRIBUTIONS ..........................         (2.52)          (0.48)            (0.98)          (0.47)
                                                 ------------- ---------------     ------------- ---------------

NET ASSET VALUE, END OF YEAR .................   $     11.82     $     15.82       $     10.73     $     13.76
                                                 ============= ===============     ============= ===============

Total return .................................        -9.35%           63.39%++        -14.91%           42.62%++
Ratios/Supplemental data:
     Net assets, end of year (000) ...........   $   850,915     $   631,505       $   326,534     $   316,937
     Number of shares outstanding,
     end of year (000) .......................        71,984          39,924            30,423          23,039
Ratios to average net assets:
     Ratio of expenses to average net assets .          1.24%           1.28%+            1.13%           1.12%+
     Ratio of net investment income (loss)
     to average net assets ...................        -0.28%         -0.48%+              0.46%           0.86%+
Portfolio turnover ...........................            41%             50%++             40%             29%++
(1) Ratio of expenses to average net assets
    prior to expense reductions ..............          1.25%           1.28%+            1.15%           1.14%+
(2) Ratio of net investment income (loss) to
    average net assets prior to expense
    reductions ...............................         -0.29%         -0.48%+              0.44%           0.84%+
-------------------

     +   --Annualized
    ++   --Not annualized
     *   --Commencement of operations

                            See Notes to Financial Statements.

                                             VANTAGEPOINT FUNDS
                                            FINANCIAL HIGHLIGHTS
                               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                  GROWTH                             GROWTH & INCOME
                                                      ---------------------------------      ---------------------------------
                                                                       FOR THE PERIOD                          FOR THE PERIOD
                                                          FOR THE        FROM MARCH 1,           FOR THE        FROM MARCH 1,
                                                        YEAR ENDED         1999* TO            YEAR ENDED         1999* TO
                                                        DECEMBER 31,     DECEMBER 31,          DECEMBER 31,     DECEMBER 31,
                                                           2000              1999                 2000              1999
                                                      ---------------  ----------------      ---------------  ----------------
NET ASSET VALUE, BEGINNING OF YEAR ...............     $     13.21       $     10.00            $  11.85          $  10.00
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ................           (0.01)             0.00**              0.06              0.01
     Net realized and unrealized gain (loss) on
      investments and futures and foreign
      currency transactions ......................           (0.33)             3.95                0.44              2.31
                                                      ---------------  ----------------      ---------------  ----------------

TOTAL FROM INVESTMENT OPERATIONS .................           (0.34)             3.95                0.50              2.32
                                                      ---------------  ----------------      ---------------  ----------------

LESS DISTRIBUTIONS:
     From net investment income ..................           (0.02)            (0.00)**            (0.06)            (0.01)
     From net realized gains .....................           (2.08)            (0.74)              (1.46)            (0.46)
                                                      ---------------  ----------------      ---------------  ----------------

TOTAL DISTRIBUTIONS ..............................           (2.10)            (0.74)              (1.52)            (0.47)
                                                      ---------------  ----------------      ---------------  ----------------

NET ASSET VALUE, END OF YEAR .....................     $     10.77       $     13.21            $  10.83          $  11.85
                                                      ===============  ================      ===============  ================

Total return .....................................           -2.56%            40.03%++             4.21%            23.50%++
Ratios/Supplemental data:
     Net assets, end of year (000) ...............      $3,349,618        $3,361,695            $376,137          $235,062
     Number of shares outstanding,
      end of year (000) ..........................         311,039           254,497              34,745            19,833
Ratios to average net assets:
     Ratio of expenses to average net assets .....            0.84%             0.80%+              0.79%             0.94%+
     Ratio of net investment income (loss)
      to average net assets ......................           -0.07%            -0.01%+              0.61%             0.17%+
Portfolio turnover ...............................              59%              129%++               94%               51%++
(1) Ratio of expenses to average net assets
    prior to expense reductions ..................            0.86%             0.81%+              0.82%             0.96%+
(2) Ratio of net investment income (loss) to
    average net assets prior to expense reductions           -0.09%            -0.02%+              0.58%             0.15%+

----------------------
     +    --Annualized
    ++    --Not annualized
     *    --Commencement of operations
    **    --Rounds to less than .01

                                              See Notes to Financial Statements.

                                             VANTAGEPOINT FUNDS
                                            FINANCIAL HIGHLIGHTS
                               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               EQUITY INCOME                       ASSET ALLOCATION
                                                         ------------------------------      -------------------------------
                                                                         FOR THE PERIOD                      FOR THE PERIOD
                                                           FOR THE        FROM MARCH 1,         FOR THE       FROM MARCH 1,
                                                         YEAR ENDED        1999* TO           YEAR ENDED         1999* TO
                                                         DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,
                                                            2000              1999               2000             1999
                                                         ------------    --------------      -------------    --------------
NET ASSET VALUE, BEGINNING OF YEAR ...............        $   7.16          $  10.00           $   10.49        $    10.00
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................            0.15              0.18                0.29              0.24
     Net realized and unrealized gain (loss) on
      investments and futures and foreign
      currency transactions ......................            1.11             (0.68)              (0.36)             0.62
                                                         ------------    --------------      -------------    --------------

TOTAL FROM INVESTMENT OPERATIONS .................            1.26             (0.50)              (0.07)             0.86
                                                         ------------    --------------      -------------    --------------

LESS DISTRIBUTIONS:
     From net investment income ..................           (0.15)            (0.18)              (0.29)            (0.24)
     From net realized gains .....................           (0.12)            (2.16)              (0.17)            (0.13)
                                                         ------------    --------------      -------------    --------------

TOTAL DISTRIBUTIONS ..............................           (0.27)            (2.34)              (0.46)            (0.37)
                                                         ------------    --------------      -------------    --------------

NET ASSET VALUE, END OF YEAR .....................        $   8.15          $   7.16           $    9.96        $    10.49
                                                         ============    ==============      =============    ==============

Total return .....................................           17.56%            -4.60%++            -0.71%             8.61%++
Ratios/Supplemental data:
     Net assets, end of year (000) ...............        $522,954          $486,690            $986,504        $1,100,101
     Number of shares outstanding,
      end of year (000) ..........................          64,135            67,988              99,010           104,874
Ratios to average net assets:
     Ratio of expenses to average net assets .....            0.79%             0.75%+              0.78%             0.80%+
     Ratio of net investment income
      to average net assets ......................            2.06%             2.08%+              2.61%             2.68%+
Portfolio turnover ...............................              58%               77%++               19%                6%++
(1) Ratio of expenses to average net assets
    prior to expense reductions ..................            0.85%             0.76%+               N/A               N/A
(2) Ratio of net investment income to
    average net assets prior to expense reductions            2.00%             2.07%+               N/A               N/A

-------------------
     +    --Annualized
    ++    --Not annualized
     *    --Commencement of operations
   N/A   --Not Applicable

                                          See Notes to Financial Statements.

                                         VANTAGEPOINT FUNDS
                                        FINANCIAL HIGHLIGHTS
                          (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        INCOME
                                        U.S. TREASURY SECURITIES     PRESERVATION                 MONEY MARKET
                                      ----------------------------  ---------------    -------------------------------
                                                    FOR THE PERIOD  FOR THE PERIOD                     FOR THE PERIOD
                                         FOR THE      FROM MARCH 1, FROM DECEMBER 4,      FOR THE       FROM MARCH 1,
                                       YEAR ENDED       1999* TO       2000* TO          YEAR ENDED        1999* TO
                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                         2000            1999            2000               2000             1999
                                      ------------  --------------  ----------------   -------------   ---------------
NET ASSET VALUE,
     BEGINNING OF YEAR .........       $  9.50         $ 10.00          $ 100.00           $  1.00         $  1.00
INCOME FROM INVESTMENT
     OPERATIONS:

     Net investment income .....          0.53            0.44              0.46              0.06            0.04
     Net realized and
      unrealized gain (loss) on
      investments and futures
      and foreign currency
      transactions .............          0.57           (0.50)             0.00              0.00            0.00
                                      ------------  --------------  ----------------   -------------   ---------------

TOTAL FROM INVESTMENT
     OPERATIONS ................          1.10           (0.06)             0.46              0.06            0.04
                                      ------------  --------------  ----------------   -------------   ---------------

LESS DISTRIBUTIONS:
From net investment income .....         (0.53)          (0.44)            (0.46)            (0.06)          (0.04)
                                      ------------  --------------  ----------------   -------------   ---------------

Total distributions ............         (0.53)          (0.44)            (0.46)            (0.06)          (0.04)
                                      ------------  --------------  ----------------   -------------   ---------------

NET ASSET VALUE,
     END OF YEAR ...............       $ 10.07         $  9.50          $ 100.00           $  1.00         $  1.00
                                      ============  ==============  ================   =============   ===============

Total return ...................         12.00%          -0.66%++           0.46%++           6.05%           4.00%++
Ratios/Supplemental data:
     Net assets, end of year
      (000) ....................       $87,209         $76,468          $329,137           $93,385         $76,773
     Number of shares outstanding,
      end of year (000) ........         8,662           8,052             3,291            93,385          76,773
Ratios to average net assets:
     Ratio of expenses to
      average net assets .......          0.68%           0.66%+            0.78%+            0.55%           0.55%+
     Ratio of net investment
      income to average
      net assets ...............          5.54%           5.26%+            6.90%+            5.89%           4.70%+
Portfolio turnover .............           121%            176%++            139%++            N/A             N/A
(1) Ratio of expenses to average
    net assets prior to
    reimbursed expenses ........           N/A             N/A               N/A              0.61%           0.60%+
(2) Ratio of net investment
    income to average net assets
    prior to reimbursed expenses           N/A             N/A               N/A              5.83%           4.65%+

---------------------
     +    --Annualized
    ++    --Not annualized
     *    --Commencement of operations
   N/A    --Not applicable

                                      See Notes to Financial Statements.

                                              VANTAGEPOINT FUNDS
                                             FINANCIAL HIGHLIGHTS
                               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      OVERSEAS EQUITY INDEX
                                    ----------------------------------------------------------
                                                            FOR THE PERIOD    FOR THE PERIOD
                                          FOR THE            FROM MARCH 1,     FROM APRIL 5,
                                         YEAR ENDED            1999* TO          1999* TO
                                         DECEMBER 31,         DECEMBER 31,      DECEMBER 31,
                                            2000                  1999              1999
                                    ---------------------  -----------------  ----------------
                                    Class I       Class II     Class I            Class II
                                   --------       --------     ---------          --------
NET ASSET VALUE,
    BEGINNING OF YEAR ......       $12.75         $12.19        $ 10.00          $ 10.00
INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income ..         0.16           0.13           0.11             0.15
    Net realized and
     unrealized gain (loss)
     on investments and
     futures and foreign
     currency transactions .        (2.10)         (1.96)          2.88             2.30
                                   --------       --------       ---------         --------

TOTAL FROM INVESTMENT
     OPERATIONS ............        (1.94)         (1.83)          2.99             2.45
                                   --------       --------       ---------         --------

LESS DISTRIBUTIONS:
    From net investment
     income ................        (0.11)         (0.15)         (0.17)           (0.19)
    From net realized gains         (0.57)         (0.57)         (0.07)           (0.07)
                                   --------       --------       ---------         --------

TOTAL DISTRIBUTIONS ........        (0.68)         (0.72)         (0.24)           (0.26)
                                   --------       --------       ---------         --------
NET ASSET VALUE,
     END OF YEAR ...........       $10.13          $9.64         $ 12.75          $ 12.19
                                   ========       ========       =========         ========

Total return ...............       -15.21%        -15.02%          30.03%++         24.59%++
Ratios/Supplemental data:
     Net assets, end of
      year (000) ...........       $34,167         $9,950        $48,416          $ 8,623
     Number of shares
      outstanding, end of
      year (000) ...........         3,372          1,033          3,798              708
Ratios to average net assets:
    Ratio of expenses to
     average net assets ....          0.67%          0.47%          0.95%+           0.75%+
    Ratio of net investment
     income to average
     net assets ............          1.07%          1.20%          1.17%+           1.53%+


                                                    MID/SMALL COMPANY INDEX
                                   ------------------------------------------------------------
                                                               FOR THE PERIOD   FOR THE PERIOD
                                          FOR THE               FROM MARCH 1,   FROM APRIL 5,
                                         YEAR ENDED               1999* TO        1999* TO
                                         DECEMBER 31,           DECEMBER 31,    DECEMBER 31,
                                            2000                   1999            1999
                                   ------------------------    --------------  -----------------
                                    Class I       Class II        Class I          Class II
                                   ---------     ----------    --------------  -----------------
NET ASSET VALUE,
     BEGINNING OF YEAR ......      $ 13.92        $ 13.37        $ 10.00           $10.00
INCOME FROM INVESTMENT
     OPERATIONS:

Net investment income .......         0.06           0.09           0.06             0.07
Net realized and unrealized
     gain (loss) on investments
     and futures and foreign
     currency transactions ..        (2.14)         (2.06)          4.02             3.48
                                   ---------     ----------    --------------  -----------------

TOTAL FROM INVESTMENT
     OPERATIONS .............        (2.08)         (1.97)          4.08             3.55
                                   ---------     ----------    --------------  -----------------

LESS DISTRIBUTIONS:
From net investment
     income .................        (0.05)         (0.09)         (0.06)           (0.08)
From net realized gains .....        (0.29)         (0.29)         (0.10)           (0.10)
                                   ---------     ----------    --------------  -----------------

TOTAL DISTRIBUTIONS .........        (0.34)         (0.38)         (0.16)           (0.18)
                                   ---------     ----------    --------------  -----------------

NET ASSET VALUE,
     END OF YEAR ............      $11.50         $11.02         $ 13.92           $ 13.37
                                   =========     ==========    ==============  =================

Total return ................      -14.91%        -14.75%          40.90%++         35.64%++
Ratios/Supplemental data:
     Net assets, end of
      year (000) ............      $33,805        $34,334        $21,548           $9,296
     Number of shares
      outstanding, end of
      year (000) ............        2,940          3,115          1,548              695
Ratios to average net assets:
     Ratio of expenses to
      average net assets ....         0.51%          0.31%          0.60%+           0.40%+
     Ratio of net investment
      income to average
      net assets ............         0.52%          0.73%          0.75%+           0.97%+

--------------------
     +    --Annualized
    ++    --Not annualized
     *    --Commencement of operations

                                   See Notes to Financial Statements.

                                             VANTAGEPOINT FUNDS
                                            FINANCIAL HIGHLIGHTS
                                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                          BROAD MARKET INDEX
                                   ----------------------------------------------------------------
                                                                FOR THE PERIOD      FOR THE PERIOD
                                           FOR THE               FROM MARCH 1,       FROM APRIL 5,
                                          YEAR ENDED               1999* TO           1999* TO
                                         DECEMBER 31,             DECEMBER 31,       DECEMBER 31,
                                            2000                     1999               1999
                                   ------------------------      -----------       ----------------
                                    Class I        Class II        Class I            Class II
                                   ---------      ---------      -----------        ---------------
NET ASSET VALUE,
     BEGINNING OF YEAR ......      $  12.21        $  11.68        $  10.00          $  10.00
INCOME FROM INVESTMENT
     OPERATIONS:

    Net investment income ...          0.11            0.10            0.10              0.09
    Net realized and
     unrealized gain (loss)
     on investments and
     futures and foreign
     currency transactions ..         (1.42)          (1.35)           2.30              1.80
                                   ----------       ---------      ----------        -----------

TOTAL FROM INVESTMENT
     OPERATIONS .............         (1.31)          (1.25)           2.40              1.89
                                   ----------       ---------      ----------        -----------

LESS DISTRIBUTIONS:

     From net investment
      income ................         (0.08)          (0.11)          (0.09)            (0.11)
     From net realized gains          (0.65)          (0.65)          (0.10)            (0.10)
                                   ----------       ---------      ----------        -----------

TOTAL DISTRIBUTIONS .........         (0.73)          (0.76)          (0.19)            (0.21)
                                   ----------       ---------      ----------        -----------

NET ASSET VALUE,
     END OF YEAR ............      $  10.17        $   9.67        $  12.21          $     11.68
                                   ==========       =========      ==========        ===========

Total return ................       -10.78%         -10.69%           24.07%++          19.01%++
Ratios/Supplemental data:
     Net assets, end of
      year (000) ............      $313,268        $248,565        $519,581          $163,050
     Number of shares
      outstanding, end of
      year (000) ............        30,814          25,701          42,539            13,963
Ratios to average net assets:
     Ratio of expenses to
      average net assets ....          0.47%           0.27%           0.46%+            0.26%+
     Ratio of net investment
      income to average
      net assets ............          0.74%           0.94%           0.99%+            1.18%+


                                                              500 STOCK INDEX
                                   --------------------------------------------------------------
                                                               FOR THE PERIOD     FOR THE PERIOD
                                             FOR THE            FROM MARCH 1,      FROM APRIL 5,
                                            YEAR ENDED            1999* TO            1999* TO
                                            DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                              2000                  1999              1999
                                   ------------------------     --------------     --------------
                                    Class I         Class II        Class I           Class II
                                   ----------     ---------     --------------     ---------------
NET ASSET VALUE,
     BEGINNING OF YEAR ......      $  11.85        $  11.32        $  10.00          $  10.00
INCOME FROM INVESTMENT
     OPERATIONS:

     Net investment income ..          0.10            0.10            0.09              0.08
     Net realized and
      unrealized gain (loss)
      on investments and
      futures and foreign
      currency transactions .         (1.24)          (1.16)           1.86              1.36
                                   ----------       ---------      ----------        -----------

TOTAL FROM INVESTMENT
     OPERATIONS .............         (1.14)          (1.06)           1.95              1.44
                                   ----------       ---------      ----------        -----------

LESS DISTRIBUTIONS:
     From net investment
      income ................         (0.07)          (0.10)          (0.07)            (0.09)
     From net realized gains          (0.21)          (0.21)          (0.03)            (0.03)
                                   ----------       ---------      ----------        -----------

TOTAL DISTRIBUTIONS .........         (0.28)          (0.31)          (0.10)            (0.12)
                                   ----------       ---------      ----------        -----------

NET ASSET VALUE,
     END OF YEAR ............      $  10.43        $   9.95        $  11.85          $  11.32
                                   ==========       =========      ==========        ===========

Total return ................        -9.61%          -9.36%           19.52%++          14.44%++
Ratios/Supplemental data:
     Net assets, end of
      year (000) ............      $100,732        $149,423        $135,372          $119,236
     Number of shares
      outstanding, end of
      year (000) ............         9,654          15,016          11,428            10,532
Ratios to average net assets:
     Ratio of expenses to
      average net assets ....          0.44%           0.24%           0.44%+            0.24%+
     Ratio of net investment
      income to average
      net assets ............          0.83%           1.02%           1.04%+            1.23%+

------------------------
     +    --Annualized
    ++    --Not annualized
     *    --Commencement of operations

                                     See Notes to Financial Statements.

                                             VANTAGEPOINT FUNDS
                                            FINANCIAL HIGHLIGHTS
                                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                      CORE BOND INDEX
                                                          --------------------------------------------------------------------
                                                                                             FOR THE PERIOD     FOR THE PERIOD
                                                                    FOR THE                   FROM MARCH 1,      FROM APRIL 5,
                                                                  YEAR ENDED                     1999* TO           1999* TO
                                                                  DECEMBER 31,                 DECEMBER 31,       DECEMBER 31,
                                                                     2000                         1999               1999
                                                          --------------------------           ------------       -------------
                                                           Class I           Class II            Class I            Class II
                                                          ---------        ---------           ------------       -------------
NET ASSET VALUE, BEGINNING OF YEAR ...............        $   9.41           $  9.43            $  10.00           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................            0.60              0.62                0.49              0.45
     Net realized and unrealized gain (loss) on
      investments and futures and
      foreign currency transactions ..............            0.44              0.45               (0.59)            (0.57)
                                                          ---------         ---------           ------------       -----------

TOTAL FROM INVESTMENT OPERATIONS .................            1.04              1.07               (0.10)            (0.12)
                                                          ---------         ---------           ------------       -----------

LESS DISTRIBUTIONS:
     From net investment income ..................           (0.60)            (0.62)              (0.49)            (0.45)
                                                          ---------         ---------           ------------       -----------

TOTAL DISTRIBUTIONS ..............................           (0.60)            (0.62)              (0.49)            (0.45)
                                                          ---------         ---------           ------------       -----------

NET ASSET VALUE, END OF YEAR .....................        $   9.85           $  9.88            $   9.41           $  9.43
                                                          =========         =========           ============       ===========

Total return .....................................           11.43%            11.73%           -1.05%++          -1.19%++
Ratios/Supplemental data:
     Net assets, end of year (000) ...............        $293,330           $81,972            $261,607           $48,288
     Number of shares outstanding,
      end of year (000) ..........................          29,767             8,296              27,796             5,118
Ratios to average net assets:
     Ratio of expenses to average net assets .....            0.47%             0.27%               0.47%+            0.27%+
     Ratio of net investment income
      to average net assets ......................            6.30%             6.53%               5.99%+            6.26%+

------------------------
     +    --Annualized
    ++    --Not annualized
     *    --Commencement of operations

                                      See Notes to Financial Statements.

                                             VANTAGEPOINT FUNDS
                                            FINANCIAL HIGHLIGHTS
                                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                  ALL-EQUITY       LONG-TERM        TRADITIONAL       CONSERVATIVE       SAVINGS
                                    GROWTH           GROWTH            GROWTH            GROWTH          ORIENTED
                                ---------------  ----------------  ---------------  ----------------  ----------------
                                FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD   FOR THE PERIOD
                                FROM DECEMBER 4, FROM DECEMBER 4,  FROM DECEMBER 4,  FROM DECEMBER 4, FROM DECEMBER 4,
                                     2000* TO       2000* TO          2000* TO          2000* TO        2000* TO
                                   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                      2000           2000              2000              2000            2000
                                ---------------  ----------------  ---------------  ----------------  ----------------
NET ASSET VALUE,
     BEGINNING OF PERIOD ....       $ 25.00        $  25.00          $  25.00          $  25.00        $  25.00
INCOME FROM INVESTMENT
     OPERATIONS:

     Net investment income ..          0.16            0.15              0.14              0.14            0.16
     Net realized and
      unrealized gain on
      investments and
      futures and foreign
      currency transactions .          0.72            0.66              0.47              0.33            0.21
                                ---------------  ----------------  ---------------  ----------------  ----------------

TOTAL FROM INVESTMENT
     OPERATIONS .............          0.88            0.81              0.61              0.47            0.37
                                ---------------  ----------------  ---------------  ----------------  ----------------

LESS DISTRIBUTIONS:
     From net investment
      income ................         (0.16)          (0.15)            (0.14)            (0.14)          (0.15)
     From net realized gains          (1.45)          (1.13)            (0.83)            (0.52)          (0.13)
                                ---------------  ----------------  ---------------  ----------------  ----------------

Total distributions .........         (1.61)          (1.28)            (0.97)            (0.66)          (0.28)
                                ---------------  ----------------  ---------------  ----------------  ----------------

NET ASSET VALUE,
     END OF PERIOD ..........       $ 24.27        $  24.53          $  24.64          $  24.81        $  25.09
                                ===============  ================  ===============  ================  ================

Total return++ ..............          3.53%           3.23%             2.46%             1.89%           1.48%
Ratios/Supplemental data:
     Net assets, end of year
      (000) .................       $11,697        $467,522          $489,791          $236,682        $101,093
     Number of shares
      outstanding, end of year
      (000) .................           482          19,056            19,878             9,539           4,029
Ratios to average net assets:
     Ratio of expenses to
      average net assets+ ...          0.13%           0.11%             0.11%             0.12%           0.13%
     Ratio of net investment
      income to average
      net assets+ ...........          9.23%           8.05%             8.22%             8.26%           8.95%
Portfolio turnover++ ........             2%              0%**              0%**              1%              2%

-------------------------
     +    --Annualized
    ++    --Not annualized
     *    --Commencement of operations
    **    --Rounds to less than 1%

                                       See Notes to Financial Statements.

                               VANTAGEPOINT FUNDS

                          NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Vantagepoint Funds (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company organized as a Delaware Business Trust. The Company commenced operations on March 1, 1999 by acquiring all of the assets of certain funds of the ICMA Retirement Trust (the "Trust"). The acquisition was accomplished by a tax-free transfer of net assets of the corresponding Trust Funds in exchange for shares in the newly formed Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth & Income Fund, the Equity Income Fund, the Asset Allocation Fund, the U.S. Treasury Securities Fund and the Money Market Fund (the "Funds") and the Overseas Equity Index Fund, the Mid/Small Company Index Fund, the Broad Market Index Fund, the 500 Stock Index Fund, and the Core Bond Index Fund (the "Index Funds") on March 1, 1999 at $10.00 per share.

     The Income Preservation Fund and the Model Portfolio All-Equity Growth Fund, the Model Portfolio Long-Term Growth Fund, the Model Portfolio Traditional Growth Fund, the Model Portfolio Conservative Growth Fund and the Model Portfolio Savings Oriented Fund (the "Model Portfolio Funds") commenced operations on December 4, 2000 by acquiring all of the assets of certain funds of the Trust. The acquisition was accomplished by a tax-free transfer of net assets of the corresponding Trust Funds in exchange for shares in the newly formed funds.

     Each Index Fund is a "feeder" fund in a "master-feeder" structure. Instead of investing directly in individual securities in the portfolio, the feeder fund, which is offered to the Index Fund Shareholders, invests in a Master Portfolio that has substantially the same investment objectives as the feeder fund. It is the Master Portfolio that actually invests in individual securities. Barclays Global Fund Advisors (BGFA) is the investment adviser for the Master Portfolios. The Index Funds invest in the following Master
Portfolios:

           INDEX FUND             INVESTS IN         MASTER PORTFOLIO
           ----------             ----------        -------------------
           Overseas Equity            ->            International Index
           Mid/Small Company          ->            Extended Index
           Broad Market               ->            US Equity Index
           500 Stock                  ->            S&P 500 Index
           Core Bond                  ->            Bond Index

     The financial statements of the Master Portfolios, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Index Funds.

     The Funds and Model Portfolio Funds offer a single class of shares. The Index Funds offer two classes of shares: Class I Shares and Class II Shares. The two classes of shares differ principally in their respective fund services and investor services fees. Shareholders of each Index Fund bear the common expenses of the Index Fund and earn income from the Master Portfolio pro rata based on the daily net assets of each class. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Capital gain distributions are allocated to each class pro rata, based upon net assets of each class on the date of distribution. Neither class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

     The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America. In the preparation of the financial statements management makes estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                               VANTAGEPOINT FUNDS

   INVESTMENT POLICY AND SECURITY VALUATION

     The value of each Index Fund's interest in the net assets of the Master Portfolio in which it invests reflects that Index Fund's interest in the net assets of that Master Portfolio (62.10%, 28.81%, 97.97%, 6.34% and 84.91%) for
the International Index, Extended Index, US Equity Index, S&P 500 Index and Bond Index Master Portfolios, respectively, as of December 31, 2000. See "Investment Policy and Security Valuation" for the Master Portfolios included elsewhere in this report.

     The Model Portfolio Funds invest in certain other Vantagepoint Funds ("underlying funds") rather than investing directly in a portfolio of securities. Each Model Portfolio Fund is diversified among various asset classes and each reflects a different degree of potential risk and reward. Shares of underlying funds are valued at their net asset value as reported on each business day.

     The equity securities of each Fund are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued using pricing matrices obtained through Merrill Lynch and other commercial pricing services. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any security for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by the Board of Directors.

     The Money Market Fund invests all of its assets in the Short Term Investments Co. Liquid Assets Portfolio Institutional Class, whose investment adviser is AIM Advisors, Inc. The Short Term Investments Co. Liquid Assets Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with rule 2a-7 under the 1940 Act. The amortized cost method, which involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, approximates market value. The Money Market Fund seeks to maintain a constant net asset value per share of $1.00, however there is no guarantee that it will be able to do so.

     The Income Preservation Fund seeks to maintain a stable net asset value of $100.00 by investing primarily in high-quality debt securities, and entering into wrapper agreements. Wrapper agreements permit book value accounting (cost plus accrued interest) for the securities and offset daily market fluctuations. The wrapper agreements are nontransferable but provide for benefit responsive withdrawals by shareholders at the contract value in accordance with the provisions of the plan. Wrapper agreements are reported at their estimated fair value. In determining fair value, the Company primarily considers such factors as the benefit responsiveness of the investment contract and the ability of the parties to the wrapper agreement to perform in accordance with the terms of the agreement. Generally fair value approximates contract value (contributions made plus interest accrued at the contract rate, less withdrawals and fees). If, however, an event has occurred that may impair the ability of the contract issuer to perform in accordance with the contract terms, fair value may be less than contract value. The fair value of investment contracts that are not benefit-responsive is determined by or under the supervision of the Company, generally by discounting the related cash flows based on current yields of similar instruments with comparable durations.

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of transactions. The effect of foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

                               VANTAGEPOINT FUNDS

   SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized for both financial reporting and tax purposes.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income of the Core Bond Index Fund and U.S. Treasury Securities Fund are declared and distributed monthly. Dividends to shareholders from net investment income of the Money Market Fund and Income Preservation Fund are declared daily and distributed monthly. Dividends to shareholders from net investment income of the remaining Funds, Index Funds and Model Portfolio Funds are declared and distributed annually. Distributions to shareholders from any net realized capital gains are generally declared and distributed annually, normally in December.

   FEDERAL INCOME TAXES

     The Company intends to qualify as a regulated investment company under Subchapter M of the Code for federal tax purposes. Accordingly, each fund intends to make distributions of substantially all of its net investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no provision for federal taxes was required.

     At December 31, 2000, the U.S. Treasury Securities Fund had net capital loss carryforwards of $2,824,066 and $1,673,445 and the Core Bond Index Fund had net capital loss carryforwards of $1,456,729 and $5,931,911 that expire in 2007 and 2008, respectively.

     In accordance with generally accepted accounting principles, the following reclassifications were made to the Funds below in order to present the Fund's capital accounts on a tax basis. These reclassifications had no impact on the net asset value of the Funds.

                                                           UNDISTRIBUTED       ACCUMULATED NET REALIZED
                                  PAID-IN CAPITAL      NET INVESTMENT INCOME           GAIN/(LOSS)
                                INCREASE/(DECREASE)     INCREASE/(DECREASE)       INCREASE/(DECREASE)
                                -------------------    ---------------------   ------------------------
Aggressive Opportunities             $(146,872)            $2,353,856                $(2,206,984)
International                               --              1,252,587                 (1,252,587)
Growth                                      --             10,056,221                (10,056,221)
Equity Income                               --                 40,473                    (40,473)
Income Preservation                         --                  1,186                     (1,186)
Overseas Equity Index                  (21,344)              (175,590)                   196,934
Mid/Small Company Index                     --                 (6,618)                     6,618
Broad Market Index                  27,764,420                (36,279)               (27,728,141)
500 Stock Index                     11,441,497               (116,579)               (11,324,918)
Core Bond Index                        221,851                 15,557                   (237,408)
All-Equity Growth                           --                  1,081                     (1,081)
Long-Term Growth                            --                 40,827                    (40,827)

                               VANTAGEPOINT FUNDS

   FUTURES CONTRACTS

    The Funds may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Funds are required to segregate cash or liquid instruments in connection with futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount of risk under such futures may exceed the amounts reflected in the financial statements. As of December 31, 2000, the following Funds had open futures contracts:
GROWTH

                                                                                                        NET
NUMBER OF                                                                      NOTIONAL             UNREALIZED
CONTRACTS                   TYPE                     EXPIRATION DATE        CONTRACT VALUE         DEPRECIATION
---------                   ----                     ---------------        --------------         ------------
OPEN PURCHASE CONTRACTS:
2,500                      S&P 500 Index                March 2001              $3,337,500              (88,250)
                                                                                                    -----------
TOTAL UNREALIZED DEPRECIATION ON FUTURES                                                           $    (88,250)
                                                                                                    ===========

   ASSET ALLOCATION

                                                                                                       NET
                                                                                                    UNREALIZED
NUMBER OF                                                                      NOTIONAL            APPRECIATION/
CONTRACTS                   TYPE                     EXPIRATION DATE        CONTRACT VALUE        (DEPRECIATION)
---------                   ----                     ---------------        --------------        --------------
OPEN PURCHASE CONTRACTS:
424,000                    CBT U.S. Long Bond           March 2001              $ 44,361,000          1,345,223
128,500                    S&P 500 Index                March 2001              $171,547,500         (3,846,782)

                                                                                                    -----------
TOTAL UNREALIZED DEPRECIATION ON FUTURES                                                           $(2,501,559)
                                                                                                    ===========

   REPURCHASE AGREEMENTS

     Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Schedule of Investments. The Funds require that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on December 31, 2000 are collateralized by U.S. Government Securities. If the custodian or counterparty becomes bankrupt the Funds' realization of collateral might be delayed, or the Funds may incur a cost or possible losses of principal and income in selling the collateral.

                               VANTAGEPOINT FUNDS

   WRAPPER AGREEMENTS

     The Income Preservation Fund will seek to maintain a stable net asset value ("NAV") by purchasing wrapper agreements from financial institutions such as insurance companies and banks ("wrap providers"). These agreements are designed to maintain the Fund's NAV at a stable share price, similar to a Money Market Fund. These agreements offset daily market value fluctuations by permitting book value accounting for the fixed income securities. Risks of purchasing wrapper agreements include the possibility that the wrapper agreement purchased by the Fund will fail to achieve the goal of limiting fluctuation's in the Fund's NAV. Wrap providers do not assume the credit risk associated with fixed income securities. Therefore, if the issuer of a security defaults on payment of principal or interest or has its credit rating downgraded, the Fund may have to sell such a security quickly and at a price that may not reflect its book value, and the wrapper agreements will not shield the Fund from any resultant loss. Additionally, the wrapper agreements are not liquid investments. As of December 31, 2000, the Fund has entered into wrapper agreements with Bank of America, N.A. and AIG Financial Products and incurred expenses related to these agreements of 0.15% and 0.13%, respectively, of the average net assets assigned to each contract of the Fund.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The funds may use forward foreign currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked to market daily. Risks of entering into forward foreign currency exchange contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for such forward foreign currency exchange contracts may exceed the amount reflected in the financial statements. As of December 31, 2000, the Funds had the following open forward foreign currency exchange contracts outstanding:

   INTERNATIONAL FUND

                                  EXCHANGE          FOREIGN CURRENCY       U.S. DOLLAR VALUE     NET UNREALIZED
CURRENCY                            DATE          COST/PROCEEDS (U.S.$)  AT DECEMBER 31, 2000      GAIN/(LOSS)
--------                          --------        ---------------------  --------------------    --------------
PURCHASE CONTRACTS

Australian Dollar                02/12/2001          $  414,821               $  444,843           $ 30,022
British Pound Sterling           01/03/2001              56,044                   56,523                479
Euro                             01/02/2001               2,156                    2,184                 28
                                 01/19/2001           1,448,104                1,616,641            168,537
                                 01/19/2001             259,882                  259,990                108
                                 02/09/2001             384,153                  398,579             14,426
                                 02/12/2001             469,800                  486,462             16,662
                                 02/12/2001             485,459                  502,498             17,039
                                 02/20/2001           1,058,524                1,047,569            (10,955)
                                 02/27/2001             478,841                  542,958             64,117
                                 03/01/2001             653,742                  709,133             55,391
                                 03/07/2001             171,571                  182,901             11,330
                                 03/13/2001             374,420                  399,715             25,295
                                 05/29/2001           1,222,434                1,386,231            163,797
                                 06/18/2001           1,049,281                1,138,435             89,154
                                 06/26/2001             125,782                  133,752              7,970
Japanese Yen                     01/04/2001              57,153                   57,301                148
Swiss Franc                      03/05/2001             354,668                  382,348             27,680
                                                                                                   --------
                                                NET GAIN ON PURCHASE CONTRACTS                     $681,228

                               VANTAGEPOINT FUNDS

                                  EXCHANGE          FOREIGN CURRENCY       U.S. DOLLAR VALUE     NET UNREALIZED
CURRENCY                            DATE          COST/PROCEEDS (U.S.$)  AT DECEMBER 31, 2000      GAIN/(LOSS)
--------                          --------        ---------------------  --------------------    --------------
SALE CONTRACTS

Australian Dollar                02/12/2001          $  469,800               $  444,843           $ 24,957
British Pound Sterling           02/12/2001             485,459                  482,874              2,585
                                 06/26/2001             125,782                  129,045             (3,263)
Canadian Dollar                  02/09/2001             384,153                  381,352              2,801
                                 03/01/2001             653,742                  670,621            (16,879)
                                 03/07/2001             171,571                  176,602             (5,031)
                                 03/13/2001             374,420                  380,232             (5,812)
Euro                             02/07/2001             680,000                  733,812            (53,812)
                                 02/12/2001             414,821                  466,998            (52,177)
                                 02/12/2001              17,380                   19,464             (2,084)
                                 03/28/2001             236,000                  241,590             (5,590)
                                 06/08/2001             824,000                  870,597            (46,597)
Hong Kong Dollar                 01/19/2001             259,882                  260,221               (339)
Japanese Yen                     01/04/2001              73,257                   73,446               (189)
                                 01/19/2001           1,448,103                1,373,607             74,496
                                 02/20/2001           1,058,524                1,019,789             38,735
                                 02/27/2001             478,841                  470,143              8,698
                                 02/28/2001             498,000                  454,401             43,599
                                 03/05/2001             354,668                  348,773              5,895
                                 05/29/2001           1,222,434                1,209,701             12,733
                                 06/18/2001           1,049,281                1,058,347             (9,066)
                                                                                                   --------
                                                   NET GAIN ON SALE CONTRACTS                      $ 13,660
                                                   NET UNREALIZED GAIN ON FORWARD
                                                      FOREIGN CURRENCY CONTRACTS                   $694,888
                                                                                                   ========

   GROWTH FUND

                                  EXCHANGE          FOREIGN CURRENCY       U.S. DOLLAR VALUE     NET UNREALIZED
CURRENCY                            DATE          COST/PROCEEDS (U.S.$)  AT DECEMBER 31, 2000        GAIN
--------                          --------        ---------------------  --------------------    --------------
PURCHASE CONTRACTS

Canadian Dollar                  01/02/2001             $37,470                  $37,603           $    133
                                                                                                   --------
                                                   NET GAIN ON PURCHASE CONTRACTS                  $    133
                                                   NET UNREALIZED GAIN ON FORWARD
                                                      FOREIGN CURRENCY CONTRACTS                   $    133
                                                                                                   ========

     Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements.

                               VANTAGEPOINT FUNDS

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Vantagepoint Investment Advisers LLC (the "VIA"), a wholly owned subsidiary of the ICMA Retirement Corporation ("RC"), provides investment advisery services to each of the Funds, Index Funds and Model Portfolio Funds. Pursuant to a Master Advisery Agreement, VIA is entitled to receive 0.10% of the average daily net assets of each Fund and Model Portfolio Fund and 0.05% of the average daily net assets of Class I Shares and Class II for the Index Funds. VIA contracts with one or more subadvisers ("Subadvisers") for the day to day management of each of the Funds and Index Funds. The Model Portfolio Funds do not have subadviser fees. Fees paid to each Subadviser by the Funds during the year are based on average net assets under management at contractual rates as follows:

                                                                                                        ANNUAL
FUND                                           SUBADVISER                         ASSETS MANAGED         FEE
----                                           ----------                         --------------        ------
Aggressive Opportunities        First Pacific Advisors, Inc.                    First $100 million       0.80%
                                                                                Over $100 million        0.75%

                                MFS Institutional Advisors, Inc.                Flat Fee                 0.75%

                                TCW Investment Management Company               First $100 million       0.73%
                                                                                Next $100 million        0.69%
                                                                                Over $200 million        0.67%

International                   Capital Guardian Trust Company                  First $25 million*       0.75%
                                                                                Next $25 million         0.60%
                                                                                Next $200 million        0.43%
                                                                                Over $250 million        0.38%

                                Lazard Asset Management                         First $100 million       0.50%
                                                                                Over $100 million        0.40%

                                T. Rowe Price International, Inc.               First $20 million        0.75%
                                                                                Next $30 million         0.60%
                                                                                Over $50 million         0.50%

Growth                          Atlanta Capital Management Co., LLC +           First $100 million       0.45%
                                                                                Next $200 million        0.35%
                                                                                Next $200 million        0.30%
                                                                                Over $500 million        0.25%

                                Barclays Global Fund Advisors                   First $1 billion         0.02%
                                                                                Over $1 billion          0.01%

                                Brown Capital Management, Inc.                  First $50 million        0.50%
                                                                                Next $50 million         0.40%
                                                                                Next $100 million        0.30%
                                                                                Next $300 million        0.25%
                                                                                Over $500 million        0.20%

                                Fidelity Management Trust Company               First $25 million        0.80%
                                                                                Over $25 million         0.60%

                                TCW Investment Management Company               First $25 million        0.70%
                                                                                Next $25 million         0.50%
                                                                                Next $50 million         0.45%
                                                                                Next $400 million        0.40%
                                                                                Over $500 million        0.35%

                                Tukman Capital Management Inc.                  Flat Fee                 0.50%

76

                               VANTAGEPOINT FUNDS

                                                                                                         ANNUAL
FUND                            SUBADVISER                                      ASSETS MANAGED            FEE
----                            ----------                                      --------------           ------
Growth & Income                 Capital Guardian Trust Company                  First $25 million**      0.55%
                                                                                Next $25 million         0.40%
                                                                                Over $50 million         0.23%

                                Putnam Investment Management, Inc.              First $15 million        0.55%
                                                                                Next $35 million         0.40%
                                                                                Next $50 million         0.30%
                                                                                Over $100 million        0.25%

                                Wellington Management Company, LLP              First $50 million        0.40%
                                                                                Next $50 million         0.30%
                                                                                Over $100 million        0.25%

Equity Income                   Barrow, Hanley, Mewhinney and Strauss, Inc.     First $10 million        0.75%
                                                                                Next $15 million         0.50%
                                                                                Next $175 million        0.25%
                                                                                Next $600 million        0.20%
                                                                                Next $200 million        0.15%
                                                                                Over $1 billion          0.13%

                                T. Rowe Price Associates, Inc.                  First $500 million       0.40%
                                                                                Over $500 million        0.35%

                                Southeastern Asset Management, Inc. ++          First $50 million        0.75%
                                                                                Over $50 million         0.50%

Asset Allocation                Avatar Investors Associates Corp.               First $250 million       0.25%
                                                                                Next $250 million        0.20%
                                                                                Over $500 million        0.18%

                                Mellon Capital Management Corp.                 First $200 million       0.38%
                                                                                Over $200 million        0.20%

                                Wilshire Asset Management                       First $100 million       0.04%
                                                                                Next $400 million        0.02%
                                                                                Over $500 million        0.01%

                                Payden & Rygel Investment Counsel               First $200 million       0.10%
                                                                                Next $100 million        0.09%
                                                                                Over $300 million        0.08%

U.S. Treasury Securities        Seix Investment Advisors, Inc.                  First $25 million        0.17%
                                                                                Next $50 million         0.12%
                                                                                Next $25 million         0.07%

Income Preservation             Payden & Rygel Investment Counsel               First $200 million       0.10%
                                                                                Next $100 million        0.09%
                                                                                Over $300 million        0.08%

                                Pacific Investment Management Company, LLC      Flat Fee                 0.25%

                                Wellington Management Company, LLP              First $100 million       0.25%
                                                                                Over $100 million        0.15%

                               VANTAGEPOINT FUNDS

                                                                                                 ANNUAL
FUND                            SUBADVISER                              ASSETS MANAGED            FEE
----                            ----------                              --------------           ------
Money Market                    AIM Advisors, Inc.                      Flat Fee                 0.09%

Overseas Equity Index           Barclays Global Fund Advisors           First $1 billion         0.25%***
                                                                        Over $1 billion          0.17%

Mid/Small Company Index         Barclays Global Fund Advisors           Flat Fee                 0.10%***

Broad Market Index              Barclays Global Fund Advisors           Flat Fee                 0.08%***

500 Stock Index                 Barclays Global Fund Advisors           Flat Fee                 0.05%***

Core Bond Index                 Barclays Global Fund Advisors           Flat Fee                 0.08%***
---------------------------------------------------------------------------------------------------------

   * Minimum fee of $337,000 per year.
  ** Minimum fee of $167,500 per year.

 *** Allocated from Master Investment Portfolio (Note 1).

   + Contract effective as of May 8, 2000. Prior to May 8, 2000 fees were paid to William Blair & Company, LLC at the following rates: 0.50% on the first $150 million, 0.45% on the next $150 million, and 0.40% on amounts over $300 million.

  ++ Contract effective as of December 14, 2000. Prior to December 14, 2000 fees were paid to Wellington Management Company, LLP at the following rates: 0.40% on the first $50 million, 0.30% on the next $50 million, and 0.25% on amounts over $100 million.

     Vantagepoint Transfer Agents LLC ("VTA"), a wholly owned subsidiary of RC, is the Transfer Agent for the Funds. Pursuant to a Transfer Agency and Administrative Services Agreement with the Vantagepoint Funds, VTA is entitled to receive a fee for investor services and fund services stated as an annual percentage of average daily net assets. For all funds, except the Index Funds, VTA receives 0.20% for investor services and 0.15% for fund services. For Class I shares of the Index Funds, VTA receives 0.15% for investor services and 0.15% for fund services. For Class II shares of the Index Funds, VTA receives 0.05% for investor services and 0.05% for fund services.

     Investors Bank & Trust Company ("IBT") serves as the Custodian to each Fund in the company and also provides portfolio accounting services. IBT is entitled to certain transaction charges plus a monthly fee at an annual rate based on average daily net assets. IBT also provides administrative services for the Funds, Index Funds and Model Portfolio Funds.

   EXPENSES

     The Model Portfolio Funds will also incur fees and expenses indirectly as shareholders in the underlying funds. Because the underlying funds have varied expense and fee levels and the Model Portfolio Funds may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Model Portfolio Funds will vary.

   FEE WAIVER

     For the Money Market Fund, management originally agreed, for a period of two years from March 31, 1999, to waive any fees that would result in total Fund expenses in excess of an annual amount of 0.55% of average net assets. This waiver has been extended indefinitely.

                               VANTAGEPOINT FUNDS

3. INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, exclusive of short-term securities, for each Fund for the period ended December 31, 2000 is as follows:

                                                    AGGRESSIVE
AGGREGATE PURCHASES AND SALES OF:                  OPPORTUNITIES     INTERNATIONAL        GROWTH        GROWTH & INCOME
--------------------------------                   -------------     -------------     --------------   ---------------
U.S. GOVERNMENT OBLIGATIONS:
Purchases at cost............................      $           0     $           0     $            0   $             0
Sales proceeds...............................                  0                 0                  0                 0
OTHER SECURITIES:
Purchases at cost............................      $ 627,425,971     $ 186,300,066     $2,068,521,649   $   393,865,364
Sales proceeds...............................        312,039,440       123,563,847      2,013,326,101       266,431,978

                                                                         ASSET          U.S. TREASURY         INCOME
AGGREGATE PURCHASES AND SALES OF:                  EQUITY INCOME       ALLOCATION        SECURITIES        PRESERVATION
---------------------------------                  -------------      ------------      -------------      ------------
U.S. GOVERNMENT OBLIGATIONS:
Purchases at cost............................      $           0      $ 66,594,821      $  92,870,378   $   224,536,350
Sales proceeds...............................                  0       173,051,968         82,989,679        59,282,549
OTHER SECURITIES:
Purchases at cost............................      $ 248,379,771      $ 93,744,280      $           0   $   350,442,877
Sales proceeds...............................        330,370,559        86,036,768                  0       267,419,536

                                                      ALL-EQUITY        LONG-TERM         TRADITIONAL       CONSERVATIVE
AGGREGATE PURCHASES AND SALES OF:                      GROWTH            GROWTH             GROWTH             GROWTH
---------------------------------                  -------------      ------------       ------------      -------------
U.S. GOVERNMENT OBLIGATIONS:
Purchases at cost............................      $           0      $          0       $          0      $          0
Sales proceeds...............................                  0                 0                  0                 0
OTHER SECURITIES:
Purchases at cost............................      $  13,465,755      $254,208,433       $282,592,658      $167,551,833
Sales proceeds...............................            218,477         2,076,693          1,012,333         2,559,857

                                                      SAVINGS
AGGREGATE PURCHASES AND SALES OF:                     ORIENTED
---------------------------------                   ------------
U.S. GOVERNMENT OBLIGATIONS:
Purchases at cost............................       $          0
Sales proceeds...............................                  0
OTHER SECURITIES:

Purchases at cost............................       $ 82,075,821
Sales proceeds...............................          1,767,111

4.   PORTFOLIO SECURITIES LOANED

     As of December 31, 2000, certain Funds had loaned securities, which were collateralized by cash, cash equivalents, or U.S. Government Obligations. Each Fund receives compensation for providing services in connection with the securities lending program. The risks to the Funds associated with securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of the securities on loan and the value of the related collateral were as follows:

                                       SECURITIES
FUND                                    ON LOAN            COLLATERAL
----                                  ------------        -------------
Aggressive Opportunities              $ 162,464,890       $ 167,807,300
International                         $  24,702,973       $  26,026,246
Growth                                $ 232,517,240       $ 239,460,487
Growth & Income                       $  49,352,635       $  50,979,295
Equity Income                         $  18,783,542       $  19,235,557
Asset Allocation                      $  49,812,984       $  51,239,955
U.S. Treasury Securities              $  21,005,370       $  21,520,675

                           VANTAGEPOINT FUNDS

5.  TRANSACTIONS WITH AFFILIATED FUNDS

     The Trust's investments in the Funds, Index Funds and Model Portfolio Funds at December 31, 2000 aggregate the following percentages:

                                                                                % OWNED
                                                                                 BY THE
                        FUND                                                      TRUST
                        ----                                                    -------
                        Aggressive Opportunities                                 74.01%
                        International                                            70.14%
                        Growth                                                   77.36%
                        Growth & Income                                          67.79%
                        Equity Income                                            70.94%
                        Asset Allocation                                         79.22%
                        U.S. Treasury Securities                                 74.40%
                        Income Preservation                                       0.00%
                        Money Market                                             66.12%
                        Overseas Equity Index Class I                            95.37%
                        Overseas Equity Index Class II                           50.09%
                        Mid/Small Company Index Class I                          96.42%
                        Mid/Small Company Index Class II                         45.55%
                        Broad Market Index Class I                               96.98%
                        Broad Market Index Class II                              50.53%
                        500 Stock Index Class I                                  95.42%
                        500 Stock Index Class II                                 35.03%
                        Core Bond Index Class I                                  84.71%
                        Core Bond Index Class II                                 45.90%
                        All-Equity Growth                                        70.78%
                        Long-Term Growth                                         75.29%
                        Traditional Growth                                       72.30%
                        Conservative Growth                                      68.54%
                        Savings Oriented                                         54.15%


6.   REDUCTION OF EXPENSES

     Certain Funds have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Funds, under such agreements, are used to reduce operating expenses and are presented as a reduction of expenses in the Statement of Operations.

7.   CHANGE IN ACCOUNTING POLICY

     In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Funds' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Funds have not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

                           VANTAGEPOINT FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

     For corporate shareholders, a portion of the ordinary dividends paid during he Fund's year ended December 31, 2000 qualified for the dividends received deduction as follows:

                        Growth                                                         1.28%
                        Growth & Income                                               21.33%
                        Equity Income                                                 99.40%
                        Asset Allocation                                              22.83%
                        Mid/Small Company Index                                       54.37%
                        Broad Market Index                                            58.39%
                        500 Stock Index                                               96.72%
                        All-Equity Growth                                              6.07%
                        Long-Term Growth                                               8.68%
                        Traditional Growth                                             9.70%
                        Conservative Growth                                           11.83%
                        Savings Oriented                                              22.76%

       Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2000:

                                                                      LONG TERM
                                                                CAPITAL GAIN DIVIDEND
                                                                ---------------------
                        Aggressive Opportunities                   $ 73,535,413
                        International                              $ 20,335,818
                        Growth                                     $172,736,268
                        Growth & Income                            $ 29,709,809
                        Equity Income                              $  5,979,668
                        Asset Allocation                           $ 16,107,375
                        Overseas Equity Index                      $  2,219,544
                        Mid/Small Company Index                    $  1,006,791
                        Broad Market Index                         $ 25,988,705
                        500 Stock Index                            $  4,819,745
                        Long-Term Growth                           $      3,961

FOREIGN TAXES PAID

For the period ended December 31, 2000, dividends from foreign countries were $4,559,160 for the International Fund and $997,650 for the Overseas Equity Index Fund. Taxes paid to foreign countries were $501,159 for the International Fund and $96,603 for the Overseas Equity Index Fund.

SOURCES OF INCOME

     The following table summarizes the percentage of income by the Vantagepoint Funds in 2000 from various obligors.

                                  U.S. TREASURY                                                      U.S. GOVERNMENT
FUND                               OBLIGATIONS          GNMA            FNMA             FHLMC           AGENCY
----                             --------------         -----           -----            -----       ---------------
Asset Allocation                       32.51%           0.00%           0.00%            0.34%         4.32%
U.S. Treasury Securities               59.74%           8.41%           3.90%            8.74%         0.00%
Income Preservation                    15.18%           2.00%           4.43%            5.18%        28.85%
Overseas Equity Index                  10.41%           0.00%           0.00%            0.00%         0.00%
Mid/Small Company Index                 1.49%           0.00%           0.00%            0.00%         0.00%
Broad Market Index                      0.74%           0.00%           0.00%            0.00%         0.00%
500 Stock Index                         1.15%           0.00%           0.00%            0.00%         0.00%
Core Bond Index                        45.30%           2.90%           4.09%            2.95%         0.00%
Long-Term Growth                        0.94%           0.06%           0.08%            0.06%         0.00%
Traditional Growth                      1.18%           0.12%           0.22%            0.24%         1.11%
Conservative Growth                     2.25%           0.24%           0.49%            0.53%         2.66%
Savings Oriented                        6.35%           0.86%           1.36%            1.75%         7.95%
                                                                                                                       81

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT AGGRESSIVE
OPPORTUNITIES FUND                           SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--91.1%
--------------------------------------------------------------------------------
ADVERTISING--0.5%
*  Catalina Marketing Corporation            19,070         $    742,538
*  DST Systems, Inc.                         40,240            2,696,080
*  L90, Inc.                                 31,760              136,965
*+ Ventiv Health, Inc.                       84,900            1,066,556
                                                           -------------
                                                               4,642,139
                                                           -------------
AIRLINES--0.3%
   Skywest, Inc.                             76,240            2,191,900
                                                           -------------
AUTOMOTIVE--0.6%
+  Coachmen Industries, Inc.                201,500            2,115,750
   Thor Industries, Inc.                    140,500            2,774,875
                                                           -------------
                                                               4,890,625
                                                           -------------
BANKING--0.1%
   Westcorp                                  56,280              844,200
                                                           -------------
BEVERAGES, FOOD & TOBACCO--0.3%
*  Del Monte Foods Company                  122,500              888,125
   Tootsie Roll Industries, Inc.             30,759            1,416,836
                                                           -------------
                                                               2,304,961
                                                           -------------
BIO-TECHNOLOGY--0.6%
*+ Affymetrix, Inc.                          33,400            2,486,212
*  Aurora Biosciences Corporation             2,400               75,450
*  Lexicon Genetics, Inc.                    30,800              512,050
*  MiniMed, Inc.                             39,200            1,647,627
*+ Protein Design Labs, Inc.                  5,300              460,437
*  VISX, Inc.                                22,800              237,975
                                                           -------------
                                                               5,419,751
                                                           -------------
BUILDING MATERIALS--0.9%
   Elcor Corporation                        230,900            3,896,437
   Florida Rock Industries                  102,500            4,010,312
                                                           -------------
                                                               7,906,749
                                                           -------------
CHEMICALS--1.1%
+  Celanese AG (Germany)                    510,900            9,355,856
                                                           -------------
COMMERCIAL SERVICES--7.4%
*+ Affiliated Computer Services,
     Inc. Class A                           102,690            6,231,999
   Angelica Corporation                      95,700              897,187
*+ BISYS Group, Inc.                        111,600            5,817,150
*  Bright Horizons, Inc.                     30,280              791,065
*  Ceridian Corporation                      71,770            1,430,914
*+ Complete Business
     Solutions, Inc.                         71,510              737,447
*  Concord EFS, Inc.                        128,690            5,654,317
*  Corporate Executive
     Board Company                           86,700            3,447,678
*  Cytyc Corporation                        112,400            7,032,025
*  eLoyalty Corporation                     376,960            2,438,479
*  Gartner Group, Inc.                            1                    5
*  Gartner Group, Inc. Class A               64,210              443,049
*  Hotjobs.com Ltd.                          80,600              921,862
   Manpower, Inc.                           120,000            4,560,000
*  MemberWorks, Inc.                         13,400              284,750
*  Modis Professional Services, Inc.        220,860              911,047
*  Myriad Genetics, Inc.                      5,900              488,225
*  National Processing, Inc.                 71,490            1,215,330
*  Nova Corporation                         245,360            4,891,865
   Paychex, Inc.                             59,075            2,872,522
*  Predictive Systems, Inc.                  36,900              264,067
*  ProBusiness Services, Inc.                55,870            1,484,047
   Regis Corporation                         72,860            1,056,470
*  Sodexho Marriott Services, Inc.           65,940            1,458,922
*+ Spectrasite Holdings, Inc.               182,300            2,415,475

--------------------------------------------------------------------------------
                                            SHARES                VALUE
--------------------------------------------------------------------------------

*  Spherion Corporation                      85,780         $    970,386
*  WebMD Corporation                        284,910            2,261,473
*+ Wind River Systems, Inc.                  45,700            1,559,512
                                                           -------------
                                                              62,537,268
                                                           -------------
COMMUNICATIONS--2.2%
*  Advanced Fiber
     Communications, Inc.                    49,260              889,759
*+ Antec Corporation                         67,860              536,522
*+ Ariba, Inc.                               71,600            3,848,500
*  Cable Design Technologies
     Corporation                            125,645            2,112,407
*+ Carrier Access Corporation                32,150              289,350
*+ Concord Communications, Inc.              31,400              274,750
*+ Corvis Corporation                        16,200              385,762
*+ Kana Communications, Inc.                 47,400              545,100
*  Marvell Technology Group
     Ltd. (Bermuda)                              20                  439
*+ Metromedia Fiber Network,
     Inc. Class A                           115,200            1,166,400
*+ Netro Corporation                        110,620              767,426
*  Novatel Wireless, Inc.                    35,400              438,075
*  Openwave Systems, Inc.                    50,363            2,414,276
*  Pinnacle Holdings, Inc.                  197,550            1,790,297
*  Research In Motion Ltd. (Canada)          27,300            2,184,000
*+ Webex Communications, Inc.                55,600            1,160,650
                                                           -------------
                                                              18,803,713
                                                           -------------
COMPUTER SOFTWARE & PROCESSING--16.0%
*+ About.com, Inc.                           34,600              932,037
*+ Aether Systems, Inc.                      35,100            1,373,287
*  Agile Software Corporation                25,800            1,273,875
*+ Aspen Technologies, Inc.                 145,060            4,823,245
*  Aware, Inc.                               49,720              882,530
*+ Bottomline Technologies, Inc.             28,700              737,231
*  Braun Consulting, Inc.                    42,600              157,087
*+ CNET Networks, Inc.                      131,000            2,093,956
*  CSG Systems International, Inc.          185,260            8,695,641
*+ CheckFree Corporation                    125,330            5,397,023
*  Cognex Corporation                         3,300               73,012
*  Commerce One, Inc.                        32,500              822,656
*  Cysive, Inc.                              82,020              338,332
*  Data Return Corporation                   46,790              175,462
*  Dendrite International, Inc.             130,100            2,910,987
*  Digex, Inc.                               21,400              481,500
*  Docent, Inc.                              42,800              374,500
*+ E. Piphany, Inc.                          42,070            2,269,151
*  ePresence, Inc.                          103,200              448,280
*  Exchange Applications, Inc.              144,180              175,727
*  Extensity, Inc.                           57,600              346,499
*  Fiserv, Inc.                              22,360            1,060,703
*+ HNC Software, Inc.                       178,930            5,311,984
*+ Hyperion Solutions Corporation           191,050            2,949,334
*  IDX Systems Corporation                   28,960              724,000
*  IMR Global Corporation                   253,080            1,360,305
*  Informatica Corporation                   60,900            2,409,356
*+ Interwoven, Inc.                          43,400            2,861,687
*  JDA Software Group, Inc.                  61,250              800,078
*  JNI Corporation                           38,880              882,090
*  Liberate Technologies, Inc.               99,400            1,354,325
*  LifeMinders, Inc.                         12,000               42,000
*  Lightspan, Inc.                           19,500               28,031
*  Manugistics Group, Inc.                   18,000            1,026,000
*  Mercator Software, Inc.                  134,180              721,217
*+ Mercury Interactive Corporation           29,900            2,698,475
*  Meta Group, Inc.                          35,260              229,190
*  Metasolv Software, Inc.                  126,400            1,153,400
*  Micromuse, Inc.                           50,100            3,024,006
*  Netegrity, Inc.                           33,735            1,834,341

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT AGGRESSIVE
OPPORTUNITIES FUND                           SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
*  Netopia, Inc.                             56,710         $    244,562
*  Numerical Technologies, Inc.              21,150              382,022
*  ONYX Software Corporation                 48,410              532,510
*+ PRI Automation, Inc.                      83,810            1,571,437
*  Packeteer, Inc.                           40,470              500,816
*+ Peregrine Systems, Inc.                  199,950            3,949,012
*  Proxim, Inc.                              32,340            1,390,620
*  Quest Software, Inc.                      28,500              799,781
*  RSA Security, Inc.                       144,780            7,655,242
*  Renaissance Worldwide, Inc.               69,570               54,355
*  Retek, Inc.                              192,391            4,689,531
*+ Scient Corporation                        18,600               60,450
*+ Selectica, Inc.                           75,700            1,830,994
*  Siebel Systems, Inc.                     205,500           13,922,625
*  SmartForce PLC ADR (Ireland)             161,030            6,048,689
*+ Sonus Networks, Inc.                      90,400            2,282,600
*  Sungard Data Systems, Inc.               106,510            5,019,284
*  Support.com, Inc.                         43,300              876,825
*+ Sycamore Networks, Inc.                   32,600            1,214,350
*+ Synopsys, Inc.                            72,750            3,451,078
*  Technology Solutions Company             221,150              469,944
*  Tibco Software, Inc.                      68,500            3,283,719
*  Transaction Systems Architects,
     Inc. Class A                           174,150            2,013,609
*  Verity, Inc.                              50,940            1,225,744
*+ Versata, Inc.                             67,900              606,856
*  Vignette Corporation                     135,800            2,444,400
*  WatchGuard Technologies, Inc.             44,360            1,402,885
*+ webMethods, Inc.                          30,482            2,710,993
                                                           -------------
                                                             135,887,473
                                                           -------------
COMPUTERS & INFORMATION--7.0%
*  AVT Corporation                          118,950              591,039
*+ Acxiom Corporation                        65,200            2,538,725
*  Cabletron Systems, Inc.                  151,050            2,275,191
*  Computer Network
     Technology Corporation                 150,360            4,332,247
*+ Critical Path, Inc.                       14,800              455,100
*+ Digital Insight Corporation               62,880            1,135,770
*+ DigitalThink, Inc.                        36,400              621,075
*  Ebay, Inc.                                94,700            3,125,100
*  Exabyte Corporation                      306,000            1,051,875
*  Harmonic, Inc.                            60,080              341,705
*+ Homestore.com, Inc.                       41,200              829,150
*+ Hutchinson Technology, Inc.              330,500            4,544,375
*+ InfoSpace.com, Inc.                      109,700              970,165
*  InfoUSA, Inc.                            154,530              521,539
*  Juniper Networks, Inc.                    68,300            8,610,069
   National Data Corporation                125,860            4,609,622
*  Natural Microsystems
     Corporation                            107,690            1,063,439
*  Proxicom, Inc.                            83,100              342,787
*  Radiant Systems, Inc.                     35,730              732,465
*  Rational Software Corporation             40,800            1,588,650
*  Read-Rite Corporation                     71,100              286,625
*  Sonicwall, Inc.                           14,150              229,937
*  SportsLine USA, Inc.                      87,930              467,128
*+ Storage Networks, Inc.                    28,900              717,081
*  Storage Technology Corporation           591,000            5,319,000
*+ Verisign, Inc.                           123,100            9,132,481
*+ Yahoo!, Inc.                              93,576            2,823,366
                                                           -------------
                                                              59,255,706
                                                           -------------
CONSTRUCTION--2.0%
   Centex Corporation                       235,300            8,838,456
   Clayton Homes, Inc.                      427,900            4,920,850
*+ Dycom Industries, Inc.                    41,310            1,484,578

--------------------------------------------------------------------------------
                                            SHARES                VALUE
--------------------------------------------------------------------------------
   Martin Marietta Materials, Inc.           48,380         $  2,046,474
                                                           -------------
                                                              17,290,358
                                                           -------------
CONTAINERS & PACKAGING--0.1%
*  Ivex Packaging Corporation                85,100              930,781
                                                           -------------
DIVERSIFIED--0.1%
   Blyth Industries, Inc.                    26,050              628,456
                                                           -------------
ELECTRONICS--8.4%
*+ Active Power, Inc.                        17,400              381,712
*  Altera Corporation                        61,200            1,610,325
*  Anadigics, Inc.                           17,000              278,375
*  Arrow Electronics, Inc.                  441,000           12,623,625
   Avnet, Inc.                              496,700           10,679,050
*  Black Box Corporation                     14,180              685,071
*  Cymer, Inc.                               18,600              478,660
*  DRS Technologies, Inc.                   490,300            6,557,762
*  Elantec Semiconductor, Inc.                6,300              174,825
*  Exar Corporation                          20,500              635,180
*  Galileo Technology Ltd. (Israel)          50,050              675,675
*+ GlobeSpan, Inc.                           33,600              924,000
*  hi/fn, Inc.                               25,590              703,725
*  Kemet Corporation                        128,000            1,936,000
*+ MKS Instruments, Inc.                     28,650              444,075
*  Maxim Integrated Products, Inc.          156,000            7,458,750
*  Mettler-Toledo International, Inc.        40,000            2,175,000
*  Micrel, Inc.                              48,300            1,627,106
*+ Microchip Technology, Inc.                17,865              391,913
*  Photronics, Inc.                          99,900            2,341,406
*  Polycom, Inc.                             44,100            1,419,469
*  Semtech Corporation                       77,600            1,712,050
*  Silicon Image, Inc.                       49,400              268,612
*  Sipex Corporation                         66,530            1,592,562
*+ Transmeta Corporation                     57,150            1,343,025
*  TranSwitch Corporation                    21,100              825,537
*  Varian Semiconductor
     Equipment Associates, Inc.              47,520            1,128,600
*  Varian, Inc.                              57,920            1,962,040
*  Veeco Intruments, Inc.                    37,720            1,513,515
*+ Virata Corporation                        12,400              134,850
*  Xilinx, Inc.                             147,400            6,798,825
                                                           -------------
                                                              71,481,320
                                                           -------------
ENTERTAINMENT & LEISURE--1.6%
   CPI Corporation                          306,900            6,138,000
*  Macrovision Corporation                   62,400            4,618,573
*  Ticketmaster Online-CitySearch,
     Inc.                                    49,300              412,888
*  Westwood One, Inc.                       125,300            2,419,856
                                                           -------------
                                                              13,589,317
                                                           -------------
FINANCIAL SERVICES--3.6%
*  Champion Enterprises, Inc.             1,083,400            2,979,350
   Countrywide Credit
     Industries, Inc.                       256,300           12,879,075
   Federated Investors, Inc.
     Class B                                 75,485            2,198,501
*  NCO Group, Inc.                           86,680            2,632,905
*  S1 Corporation                            84,491              443,578
   Student Loan Corporation                  27,800            1,513,363
   T. Rowe Price Group                       37,300            1,576,507
*  WFS Financial, Inc.                      257,800            4,769,300
+  Waddell & Reed
     Financial, Inc. Class A                 39,600            1,489,950
                                                           -------------
                                                              30,482,529
                                                           -------------
HEALTH CARE PROVIDERS--6.0%
*+ Caremark Rx, Inc.                      1,477,610           20,040,086
*  DaVita, Inc.                             287,500            4,923,438

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT AGGRESSIVE
OPPORTUNITIES FUND                           SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
*  Express Scripts, Inc. Class A             12,770         $  1,305,733
*  First Health Group Corporation            69,590            3,240,284
*  Health Management
     Associates, Inc.                        32,800              680,600
*+ IDEXX Laboratories, Inc.                 164,160            3,611,520
*  Impath, Inc.                              74,160            4,931,640
*+ Lifepoint Hospital, Inc.                  70,710            3,544,339
*  Lincare Holdings, Inc.                    69,200            3,948,725
*  Mid Atlantic Medical
     Services, Inc.                          70,150            1,389,847
*  Orthodontic Centers of
     America, Inc.                           68,660            2,145,625
*  Quorum Health Group, Inc.                 82,660            1,301,895
*  VI Technologies, Inc.                     64,590              339,098
                                                           -------------
                                                              51,402,830
                                                           -------------
HEAVY MACHINERY--0.5%
*  Applied Materials, Inc.                        1                   38
*+ Capstone Turbine Corporation              26,300              736,400
*  Cooper Cameron Corporation                27,530            1,818,701
*+ Weatherford International, Inc.           41,950            1,982,138
                                                           -------------
                                                               4,537,277
                                                           -------------
HOME FURNISHINGS & APPLIANCES--0.4%
   Flexsteel Industries, Inc.               175,500            2,018,250
*  Recoton Corporation                      149,600            1,140,700
                                                           -------------
                                                               3,158,950
                                                           -------------
HOUSEHOLD PRODUCTS--0.3%
*+ DuPont Photomasks, Inc.                   52,760            2,788,039
                                                           -------------
INSURANCE--3.5%
+  Conseco, Inc.                          1,407,800           18,565,363
   Horace Mann Educators
     Corporation                            538,100           11,501,888
                                                           -------------
                                                              30,067,251
                                                           -------------
LODGING--0.1%
+  Four Seasons Hotels,
     Inc. (Canada)                           15,070              958,829
                                                           -------------
MEDIA--BROADCASTING & PUBLISHING--5.2%
   American Greetings Corporation           476,600            4,497,913
*+ American Tower Corporation               113,930            4,315,099
*+ Cablevision Systems Corporation           58,100            4,934,869
*  Clear Channel Communications              32,500            1,574,219
*  Cox Radio, Inc. Class A                   89,300            2,014,831
*  EchoStar Communications
     Corporation Class A                    117,600            2,675,400
*  Emmis Communications
     Corporation Class A                     60,550            1,737,028
*  Entercom Communications
     Corporation                             11,200              385,700
*+ Gemstar-TV Guide
     International, Inc.                    123,700            5,736,588
*  Hispanic Broadcasting
     Corporation                             52,800            1,346,400
*  Mediacom Communications
     Corporation                            165,200            2,839,375
*+ Pegasus Communications
     Corporation                             18,100              466,075
*  Radio One, Inc.                           36,700              392,231
*+ Radio One, Inc. Class D                   74,000              814,000
*  Scholastic Corporation                    66,000            5,849,250
*  Spanish Broadcasting
     System, Inc.                           170,435              852,175
*+ Univision Communications, Inc.            85,300            3,491,969
                                                           -------------
                                                              43,923,122
                                                           -------------

--------------------------------------------------------------------------------
                                            SHARES                VALUE
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES--1.7%
*+ Arthocare Corporation                     78,810         $  1,536,795
*  Conmed Corporation                        65,880            1,128,195
*  Credence Systems Corporation              67,300            1,547,900
*  Cyberonics, Inc.                          83,610            1,943,933
*  Haemonetics Corporation                   96,770            2,987,774
*+ Harvard Bioscience, Inc.                  29,380              290,128
*  Input/Output, Inc.                       165,370            1,684,707
*  Inverness Medical
     Technology, Inc.                        14,400              560,700
*  Osteotech, Inc.                          104,130              494,618
*  Steris Corporation                       135,810            2,189,936
                                                           -------------
                                                              14,364,686
                                                           -------------
METALS & MINING--0.8%
   Belden, Inc.                             194,580            4,937,468
   International Aluminium
     Corporation                             31,900              584,169
   Oregon Steel Mills, Inc.                 439,200              466,650
   Rouge Industries, Inc. Class A           608,600            1,103,088
                                                           -------------
                                                               7,091,375
                                                           -------------
OIL & GAS--2.3%
*  Dril-Quip, Inc.                           26,740              914,174
   EOG Resources, Inc.                       24,550            1,342,578
*  Global Industries Ltd.                   324,750            4,445,016
*  Grant Prideco, Inc.                       41,780              916,549
*  Marine Drilling Company, Inc.             71,610            1,915,568
*+ National-Oilwell, Inc.                    52,330            2,024,517
*  Newfield Exploration Company              58,050            2,753,747
*  Noble Drilling Corporation               119,160            5,176,013
                                                           -------------
                                                              19,488,162
                                                           -------------
PHARMACEUTICALS--3.8%
*  Abgenix, Inc.                             68,400            4,039,875
*+ Alkermes, Inc.                            30,000              941,250
*  Allos Therapeutics, Inc.                  44,380              357,814
*  Amerisource Health Corporation            19,560              987,780
*+ Andrx Corp-Andrx Group                    92,300            5,341,863
*+ Arena Pharmaceuticals, Inc.               27,500              426,250
*  Celgene Corporation                       15,800              513,500
*+ CV Therapeutics, Inc.                      5,500              389,125
*+ Genentech, Inc.                           39,200            3,194,800
*  Gilead Sciences, Inc.                     17,800            1,476,288
*+ Human Genome Sciences, Inc.               51,200            3,548,800
*+ ImClone Systems, Inc.                     66,100            2,908,400
*  Introgen Therapeutics, Inc.               21,430              150,010
*  Medarex, Inc.                             47,200            1,923,400
*  Parexel International
     Corporation                            142,670            1,542,619
*+ Sepracor, Inc.                            30,600            2,451,825
*  Titan Pharmaceuticals, Inc.               26,100              923,157
*  Vertex Pharmaceuticals, Inc.              15,600            1,115,400
                                                           -------------
                                                              32,232,156
                                                           -------------
REAL ESTATE--0.2%
   Kilroy Realty Corporation                 23,090              659,508
   Meristar Hospitality Corporation          41,270              812,503
                                                             -----------
                                                               1,472,011
                                                             -----------
RESTAURANTS--1.0%
   Applebee's International, Inc.            39,300            1,235,494
   CKE Restaurants, Inc.                  1,214,100            3,338,775
   Landry's Seafood
     Restaurants, Inc.                       35,240              350,198
*+ Papa John's International, Inc.           86,420            1,922,845
*  Sonic Corporation                         82,395            1,920,834
                                                           -------------
                                                               8,768,146
                                                           -------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT AGGRESSIVE
OPPORTUNITIES FUND                           SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
RETAILERS--7.6%
*+ Amazon.com, Inc.                          58,400         $    908,850
*  BJ's Wholesale Club, Inc.                 15,730              603,639
*  Bed Bath & Beyond, Inc.                  143,300            3,206,338
*  Charming Shoppes, Inc.                 1,682,300           10,093,800
*  Consolidated Stores Corporation          956,100           10,158,563
*  Cost Plus, Inc.                           41,550            1,220,531
*  Good Guys, Inc.                           83,700              251,100
*+ GoTo.com, Inc.                            43,100              315,169
*+ Homebase, Inc.                           406,100              406,100
*  Jo-Ann Stores, Inc. Class A              155,000            1,017,188
*  Jo-Ann Stores, Inc. Class B              106,300              451,775
*  Linens `n Things, Inc.                    24,600              679,575
*  Michaels Stores, Inc.                    560,800           14,861,200
*  Office Depot, Inc.                        77,580              552,758
*  Rawlings Sporting Goods
     Company                                 35,900              182,867
   Ross Stores, Inc.                        807,000           13,618,125
   Talbots, Inc.                             37,600            1,715,500
*  Zale Corporation                         138,600            4,028,063
                                                           -------------
                                                              64,271,141
                                                           -------------
TELECOMMUNICATIONS--1.8%
*  Adelphia Business Solutions, Inc.         80,450              341,913
*+ Amdocs Ltd.                               31,097            2,060,176
*+ Exodus Communications, Inc.              200,900            4,018,000
*+ Intermedia Communications,
     Inc.                                   180,310            1,295,978
*+ McLeodUSA, Inc. Class A                  135,900            1,919,588
*  Mitel Corporation (Canada)               264,800            2,134,950
*+ Mpower Communications
     Corporation                             69,200              354,650
*+ New Focus, Inc.                           19,000              660,250
*+ ONI Systems Corporation                    3,000              118,688
*+ Tekelec                                   46,970            1,409,100
*  Winstar Communications, Inc.              19,060              222,764
*+ XO Communications, Inc.
     Class A                                 36,070              642,497
                                                           -------------
                                                              15,178,554
                                                           -------------
TEXTILES, CLOTHING & FABRICS--1.5%
*  Oakley, Inc.                               7,800              105,300
*  Reebok International Ltd.                474,600           12,975,564
                                                           -------------
                                                              13,080,864
                                                           -------------
TRANSPORTATION--1.6%
*  EGL, Inc.                                110,930            2,655,387
+  Fleetwood Enterprises, Inc.              588,600            6,180,300
*  Trico Marine Services, Inc.               11,600              179,075
   Trinity Industries, Inc.                 196,100            4,902,500
                                                           -------------
                                                              13,917,262
                                                           -------------
TOTAL COMMON STOCKS
   (Cost $786,408,268)                                       775,143,757
                                                           -------------
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE--0.0%
*  Craig Corporation
    (Cost $357,000)                          51,000              127,500
                                                           -------------


    COUPON             MATURITY
     RATE               DATE                   FACE                VALUE
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--0.9%
--------------------------------------------------------------------------------
COMMERCIAL SERVICES--0.2%
   Personnel Group of America
     5.750%        07/01/2004            $2,800,000         $  1,116,500
                                                           -------------
REAL ESTATE--0.1%
   Trump Atlantic City Associates
    11.250%        05/01/2006             1,595,000            1,052,700
                                                           -------------
RESTAURANTS--0.1%
   CKE Restaurants, Inc.
     4.250%        03/15/2004             2,700,000            1,107,000
                                                           -------------
RETAILERS--0.5%
   Charming Shoppes, Inc.
     7.500%        07/15/2006             3,700,000            3,561,250
   Michaels Stores, Inc.
    10.875%        06/15/2006               319,000              320,595
                                                           -------------
                                                               3,881,845
                                                           -------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $8,556,641)                                          7,158,045
                                                           -------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--1.2%
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--1.2%
   Federal Home Loan Bank Discount Note
     5.500%        01/02/2001            10,493,000           10,488,191
                                                           -------------
U.S. GOVERNMENT AGENCIES--
MORTGAGE BACKED--0.0%
   Federal Home Loan Mortgage Corporation IO
     7.000%        02/15/2020               599,000               38,149
                                                           -------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
   (Cost $10,569,430)                                         10,526,340
                                                           -------------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.9%
--------------------------------------------------------------------------------
U.S. TREASURY NOTES--0.9%
   U.S. Treasury Inflation Index Note
     3.647%        01/15/2007
     (Cost $7,066,264)                    7,687,841            7,547,299
                                                           -------------
--------------------------------------------------------------------------------
CASH EQUIVALENTS--19.7%
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--1.2%
++ Merrimac Money
   Market Fund                           10,022,117           10,022,117
                                                           -------------
BANK & CERTIFICATE DEPOSITS/OFFSHORE
TIME DEPOSITS--7.5%
++ American Express Centurion Bank
     6.690%        01/09/2001             7,062,634            7,062,634
++ American Express Centurion Bank
     6.630%        01/18/2001             4,877,978            4,877,978
++ Bank of Montreal
     6.563%        01/05/2001             7,062,634            7,062,634
++ Bayerische Hypovereinsbank
     6.650%        01/10/2001             5,650,107            5,650,107
++ Bayerische Hypovereinsbank
     6.500%        01/02/2001             5,650,107            5,650,107
++ BNP Paribas
     6.690%        01/11/2001             9,322,660            9,322,660
++ Harris Bank & Trust
     6.500%        01/02/2001             5,650,107            5,650,107
++ Royal Bank of Scotland PLC
     6.563%        01/02/2001             7,062,634            7,062,634
++ Toronto Dominion Bank
     6.813%        01/03/2001            11,300,213           11,300,213
                                                             -----------
                                                              63,639,074
                                                             -----------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT AGGRESSIVE
OPPORTUNITIES FUND
--------------------------------------------------------------------------------
    COUPON           MATURITY
     RATE              DATE                    FACE                VALUE
--------------------------------------------------------------------------------
CASH EQUIVALENTS--(CONTINUED)
--------------------------------------------------------------------------------
FLOATING RATE INSTRUMENTS/MASTER NOTES--11.0%
++ Banc One
     6.804%        07/02/2001           $ 7,065,783         $  7,065,783
++ Bank of America
     6.670%        03/22/2001             8,937,808            8,937,808
++ Bank of America
     6.640%        01/16/2001             6,173,206            6,173,206
++ BB&T Corporation
     6.666%        11/20/2001             5,075,857            5,075,857
++ CS First Boston
     6.790%        01/02/2001            16,672,737           16,672,737
++ First Union National Bank
     6.670%        05/09/2001             2,825,057            2,825,057
++ Fleet National Bank
     6.850%        04/30/2001             4,035,612            4,035,612
++ Goldman Sachs & Co
     6.710%        02/13/2001             1,797,415            1,797,415
++ Morgan Stanley Dean
     Witter & Co
     6.850%        04/04/2001            21,000,000           21,000,000
++Morgan Stanley Dean
     Witter & Co
     6.660%        01/16/2001            13,500,000           13,500,000
++ Morgan Stanley Dean
     Witter & Co
     6.650%        09/14/2001             7,062,634            7,062,634
                                                           -------------
                                                              94,146,109
                                                           -------------
TOTAL CASH EQUIVALENTS
   (Cost $167,807,300)                                       167,807,300
                                                           -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--7.5%
--------------------------------------------------------------------------------

IBT Repurchase Agreement dated 12/29/2000 due 01/02/2001,
   with a maturity value of $63,748,387 and an effective
   yield of 5.18% collateralized by Federal National Mortgage
   Association ARM with rates ranging from 7.971% to 8.306%,
   maturity dates ranging from 07/01/2026 to 03/01/2029 and
   an aggregate market value of $31,091,362, Government
   National Mortgage Association ARM with a rate 7.75%, a
   maturity date of 09/20/2024 and a market value of
   $13,067,106, Federal Home Loan Mortgage Corporation with
   a rate of 6.795%, a maturity date of 08/01/2031, and a
   market value of $4,495,029, ABN AMRO Mortgage Corporation
   CMO with a rate of 7.650%, a maturity date of 02/25/2030
   and a market value of $12,737,607 and Small Business
   Association with a rate of 8.875%, a maturity
   date of 10/25/2024 and a market value
   of $5,508,914.                        63,711,718           63,711,718
                                                           -------------
TOTAL INVESTMENTS--121.3%
  **(Cost $1,044,476,621)                                  1,032,021,959
Other assets less liabilities--(21.3%)                      (181,106,603)
                                                           -------------
NET ASSETS--100.0%                                          $850,915,356
                                                           -------------

NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR  American Depositary Receipt
ARM  Adjustable Rate Mortgage
CMO  Collateralized Mortgage Obiligation
IO   Interest Only Obligation
*    Non-income producing security.
** The aggregate identified cost for federal income tax purposes is $1,050,352,829. Unrealized appreciation and depreciation, based on identified tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                           $161,525,229
          Unrealized depreciation                           (179,856,099)
                                                           -------------
          Net unrealized depreciation                       $(18,330,870)
                                                           =============

+    Denotes all or a portion of security on loan (Note 4).
++   Represents collateral received from securities lending transactions.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
INTERNATIONAL FUND                           SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--93.8%
--------------------------------------------------------------------------------
AUSTRALIA--1.9%
   Australia & New Zealand
     Banking Group Ltd.                      97,256         $    778,486
   Brambles Industries Ltd.                  10,900              254,829
   Broken Hill Proprietary
     Company Ltd.                           235,212            2,481,863
*  Cable & Wireless Optus Ltd.              113,000              233,989
   Foster's Brewing Group Ltd.              152,948              401,840
   News Corporation Ltd. ADR                 10,500              338,625
*  OneSteel Ltd.                              5,834                3,085
   Publishing & Broadcasting Ltd.            44,220              321,148
   QBE Insurance Group Ltd.                  80,114              441,036
   Telstra Corporation Ltd.                  87,360              312,338
   Western Management
     Corporation Holding Ltd.                65,800              280,453
   Westpac Banking Corporation
     Ltd.                                    50,911              373,906
                                                            ------------
                                                               6,221,598
                                                            ------------
BELGIUM--0.3%
   Dexia Belgium                              1,920              346,832
   Fortis Class B                            14,490              470,225
   UCB SA                                     1,702               63,023
                                                            ------------
                                                                 880,080
                                                            ------------
BRAZIL--0.2%
*  Petroleo Brasileiro SA-Petrobras           7,200              181,800
+  Telecomunicacoes Brasileiras
     SA ADR                                   6,209              452,481
+  Uniao de Bancos Brasileiros SA             5,300              156,019
                                                            ------------
                                                                 790,300
                                                            ------------
CANADA--1.4%
*  ATI Technologies, Inc.                    21,200              121,900
   Abitibi-Consolidated, Inc.                30,200              278,596
   Alcan Aluminum Ltd.                       20,970              716,529
   Bank of Nova Scotia                       11,700              336,645
*+ Celestica, Inc.                           11,439              620,566
*  Fairfax Financial Holdings Ltd.            1,200              182,636
   Magna International Inc. Class A           9,800              410,577
*  Mitel Corporation                         13,000              104,812
   Nortel Networks Corporation                7,700              246,881
   Nortel Networks Corporation
     (foreign shares)                         4,000              128,547
   Royal Bank of Canada                       4,940              167,342
   Thomson Corporation                       25,000              949,146
   Toronto-Dominion Bank                     10,700              310,734
                                                            ------------
                                                               4,574,911
                                                            ------------
DENMARK--0.3%
   Tele Danmark A/S                          24,710            1,005,897
                                                            ------------
FINLAND--2.3%
   Nokia OYJ                                137,827            6,140,289
   UPM-Kymmene OYJ                           42,800            1,467,210
                                                            ------------
                                                               7,607,499
                                                            ------------
FRANCE--11.2%
   Alcatel                                   32,930            1,868,567
   Altran Technologies SA                       930              210,214
   Aventis SA                                45,965            4,030,882
   Axa Company                               22,721            3,281,780
   Banque National de Paris                  27,940            2,450,187
   Bouygues SA                               28,740            1,300,606

--------------------------------------------------------------------------------
                                            SHARES                VALUE
--------------------------------------------------------------------------------
   Canal Plus                                   560         $      2,006
   Cap Gemini SA                              1,860              299,707
   Christian Dior SA                          5,200              248,978
   Compagnie de Saint Gobain                 11,920            1,870,396
   Compagnie Generale des
     Etablissements Michelin Class B         12,000              433,877
   Groupe Danone                              5,390              811,887
   Hermes International                       1,460              206,635
   LMVH                                       6,625              438,063
   Lafarge SA                                   585               48,997
   Lagardere S.C.A.                          24,100            1,396,906
   Legrand SA                                 2,440              492,028
   L'Oreal SA                                 1,850              158,418
   PSA Peugeot Citroen                        2,700              613,590
   Pechiney SA Class A                       18,000              822,004
   Sanofi-Synthelabo SA                      39,890            2,656,339
   Schneider SA                               2,330              169,800
   Societe BIC SA                            10,000              392,891
   Societe Generale Class A                   3,670              227,869
   Societe Television Francaise 1            17,980              969,658
   Sodexho Alliance SA                          904              167,285
+  STMicroelectronics NV                     25,854            1,127,565
+  STMicroelectronics NV NY Shares            2,400              102,750
   Suez Lyonnaise des Eaux                    8,510            1,552,425
   Total SA Class B                          34,984            5,197,385
   Vivendi                                      970               68,415
*+ Vivendi Universal SA                      45,132            2,967,317
*+ Wanadoo                                    1,900               15,504
                                                            ------------
                                                              36,600,931
                                                            ------------
GERMANY--5.6%
*  Aixtron AG                                 4,000              431,064
   Allianz AG                                 9,116            3,437,097
   Aventis SA                                 2,595              222,700
   Bayer AG                                   4,230              221,776
+  Bayerische Motoren Werke AG               18,200              593,182
   DaimlerChrysler AG                        11,300              474,172
+  Deutsche Bank AG                          15,959            1,339,796
   Deutsche Telekom AG                       11,904              362,859
   Dresdner Bank AG                           5,500              239,870
*  Epcos AG                                   4,571              398,704
   Gehe AG                                    6,290              237,276
   HypoVereinsbank                           50,670            2,841,928
*  Infineon Technologies AG                  20,900              788,014
*+ Infineon Technologies AG ADR              12,900              464,400
*+ Intershop Communications AG                3,300              108,019
   Metro AG                                  19,600              898,930
   Rhoen-Klinikum AG                          1,750               98,481
   SAP AG                                     4,380              509,398
+  Siemens AG                                 8,990            1,173,708
   Thyssen Krupp AG                          53,500              837,976
*+ T-Online International AG                  6,000               75,408
+  VEBA AG                                   42,770            2,599,415
                                                            ------------
                                                              18,354,173
                                                            ------------
HONG KONG--1.8%
   Cheung Kong (Holdings) Ltd.              120,330            1,538,900
*  China Telecom                            237,870            1,299,175
   Dao Heng Bank Group Ltd.                  18,000              102,235
   Henderson Land Development
     Company Ltd.                            17,950               91,364
   Hong Kong Land Holdings Ltd.              11,000               24,420
   Hutchison Whampoa Ltd.                   135,374            1,687,897
   Johnson Electric Holdings Ltd.           254,000              376,123

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DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
INTERNATIONAL FUND                           SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
   Li & Fung Ltd.                            96,000         $    177,656
*  Pacific Century Cyberworks Ltd.          233,712              151,329
   Swire Pacific Ltd. Class A                34,000              245,201
                                                            ------------
                                                               5,694,300
                                                            ------------
INDIA--0.1%
   ICICI Ltd. ADR                            14,765              155,032
                                                            ------------
IRELAND--0.4%
   Allied Irish Banks PLC                    37,535              436,532
   CRH PLC                                   27,121              504,163
*  SmartForce PLC ADR                         5,979              224,586
                                                            ------------
                                                               1,165,281
                                                            ------------
ITALY--4.0%
+  Alleanza Assicurazioni                    91,900            1,462,708
+  Assicurazioni Generali                    27,300            1,083,089
+  Banca Intesa SpA                         311,996            1,498,236
   Bipop-Carire SpA                          44,700              291,377
+  ENI SpA                                  517,200            3,298,598
+  ENI SpA ADR                                2,000              128,625
*  Fiat Private Shares                       18,300              307,231
+  Istituto Bancario San Paolo
   di Torino                                 85,650            1,383,316
   Mediaset SpA                              10,000              119,208
   Mediolanum SpA                            26,750              340,458
+  Olivetti                                 311,638              743,880
*  Tecnost SpA                               64,200              170,104
+  Telecom Italia Mobile SpA                104,310              831,580
+  Telecom Italia SpA                        24,424              269,851
+  Telecom Italia SpA RNC                    77,000              462,200
+  Unicredito Italiano SpA                  154,710              808,236
                                                            ------------
                                                              13,198,697
                                                            ------------
JAPAN--19.2%
   Acom Co. Ltd.                              6,000              441,785
   Advantest Corporation                      9,000              841,121
   Aiful Corporation                          4,975              405,422
   Canon, Inc.                               73,000            2,550,437
+  Chugai Pharm Company Ltd.                 25,000              414,882
   DDI Corporation                               50              240,632
   Daiwa Securities Company Ltd.             24,000              250,082
   East Japan Railway Company                    26              152,153
   Fanuc Ltd.                                 9,700              658,302
   Fuji Soft ABC, Inc.                        4,000              257,490
   Fuji Television Network, Inc.                 41              285,055
   Fujitsu Ltd.                             110,000            1,617,957
   Fujitsu Support & Service, Inc.            1,800              121,216
   Furkukawa Electric
     Company Ltd. (The)                      25,000              435,627
   Hirose Electronics Company Ltd.            7,700              739,803
   Hitachi Ltd.                             194,000            1,724,970
   Hoya Corporation                             600               44,021
   Ito-Yokado Company Ltd.                    4,000              199,144
   JUSCO Company Ltd.                        38,000              823,129
   Japan Airlines Company Ltd.               51,000              232,973
   Kao Corporation                           64,000            1,855,885
   Keyence Corporation                        1,840              449,996
+  Kokusai Securities
     Company Ltd.                            20,000              162,460
   Kokuyo Company Ltd.                        8,000              118,648
   Kyocera Corporation                        8,200              893,126
   Makita Corporation                        12,000               83,850
   Marui Company Ltd.                        28,000              421,870

--------------------------------------------------------------------------------
                                            SHARES                VALUE
--------------------------------------------------------------------------------
   Matsushita Communication
     Industrial Co. Ltd.                      2,500         $    313,346
   Matsushita Electric
     Industrial Company Ltd.                 39,000              929,951
   Mitsubishi Heavy Industries Ltd.         130,000              565,461
*  Mitsubishi Motor Corporation             113,000              325,700
   Mitsui Fudosan Company Ltd.               96,000              951,696
   Mitsui Marine & Fire
     Insurance Company Ltd.                  97,000              554,937
   Mizuho Holdings, Inc.                        424            2,621,993
   Murata Manufacturing
     Company Ltd.                            17,500            2,048,214
   NEC Corporation                          143,000            2,610,451
   NTT Mobile Communcation
     Network, Inc.                              173            2,976,767
   Nichicon Corporation                      13,000              179,404
+  Nidec Corporation                          4,200              198,096
   Nikko Securities Company Ltd.            149,000            1,151,755
   Nikon Corporation                         54,000              576,364
   Nintendo Company Ltd.                      4,500              707,092
   Nippon Sheet Glass
     Company Ltd.                             9,000              109,581
   Nippon Telegraph &
     Telephone Corporation                      317            2,278,723
*  Nissan Motor Company Ltd.                522,000            3,000,038
   Nomura Securities
     Company Ltd.                            58,000            1,041,054
   Orix Corporation                          12,940            1,295,244
   Rohm Company Ltd.                          4,000              758,145
   Sakura Bank Ltd.                         260,000            1,566,942
   Sankyo Company Ltd.                       78,000            1,866,712
   Sekisui House Ltd.                        34,000              310,332
   Seven-Eleven Japan
     Company Ltd.                             7,000              397,414
   Shin-Etsu Chemical
     Company Ltd.                            14,000              538,038
   Shionogi & Co. Ltd.                       48,000              976,853
   Shiseido Company                          17,000              189,317
   SoftBank Corporation                         700               24,273
   Sony Corporation                          72,900            5,030,224
   Sony Corporation ADR                         400               27,900
   Sumitomo Bank Ltd.                        67,000              686,442
   Sumitomo Corporation                      31,000              222,571
   Sumitomo Realty &
     Development Co. Ltd.                    25,000              125,557
   Sumitomo Trust & Banking
     Company Ltd.                           162,000            1,099,429
   TDK Corporation                           21,300            2,068,792
   Taiyo Yuden Co. Ltd.                      15,000              500,481
   Takeda Chemical Industries                 5,000              295,223
   The Sanwa Bank Ltd.                       63,000              440,761
   Tokyo Electronics Ltd.                    27,700            1,519,400
   Tokyo Seimitsu Company Ltd.                5,300              300,437
   Toray Industries, Inc.                   104,000              390,603
   Toshiba Corporation                      106,000              707,349
   Uni-Charm Corporation                     10,000              506,594
   Ushio, Inc.                               11,000              179,186
   Yamanouchi Pharmaceutical
     Company Ltd.                            24,000            1,035,550
                                                            ------------
                                                              62,622,428
                                                            ------------
LUXEMBOURG--0.0%
   Societe Europeenne des Satellites            518               75,791
                                                            ------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
INTERNATIONAL FUND                           SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MEXICO--1.0%
+  Cemex SA de CV ADR                           838         $     15,136
   Fomento Economico Mexicano
     SA de CV                                87,030              259,393
*  Grupo Iusacell SA de CV ADR                8,000               78,000
*  Grupo Televisa SA ADR                     20,660              928,409
+  Telefonos de Mexico SA ADR                41,340            1,865,468
                                                            ------------
                                                               3,146,406
                                                            ------------
NETHERLANDS--7.7%
   ABN AMRO Holding NV                       24,900              565,633
*  ASM Lithography Holdings NV               63,580            1,442,509
   Aegon NV                                  47,953            1,981,624
   Akzo Nobel NV                             56,945            3,055,014
   Elsevier NV                               11,840              173,902
*  Equant NV                                  1,686               44,040
   Fortis Amev NV                            18,330              594,840
   Getronics NV                              77,200              453,264
   Hagemeyer NV                              11,000              245,029
   Heineken Holding NV Class A               13,900              586,663
   Heineken NV                               48,745            2,946,552
   ING Groep NV                              67,160            5,359,193
   KPN NV                                     2,496               28,701
   Koninklijke (Royal) Philips
     Electronics NV                          75,710            2,770,782
   Royal Dutch Petroleum Company             14,710              900,370
*  United Pan-Europe
     Communications NV                       19,102              194,924
+  VNU NV                                    38,620            1,896,227
   Wolters Kluwer NV                         67,814            1,847,043
                                                            ------------
                                                              25,086,310
                                                            ------------
NORWAY--0.3%
   Norsk Hydro ASA                           18,900              800,184
   Orkla ASA Class A                         13,400              264,651
                                                            ------------
                                                               1,064,835
                                                            ------------
PORTUGAL--0.7%
   Jeronimo Martins, SGPS SA                  6,950               71,703
   Portugal Telecom SA                      202,690            1,851,614
*  Telecel-Comunicacoes Pessoai SA           40,000              435,192
                                                            ------------
                                                               2,358,509
                                                            ------------
RUSSIA--0.1%
   OAO Lukoil Holding ADR                     8,000              296,000
                                                            ------------
SINGAPORE--1.8%
   Creative Technology Ltd.                   2,000               22,742
   Creative Technology Ltd.
     (foreign shares)                         5,000               55,625
   DBS Group Holdings Ltd.                   10,000              113,131
   Datacraft Asia Ltd.                       22,006              103,868
*+ Flextronics International Ltd.             7,000              199,500
   Overseas Union Bank                       45,000              210,389
   Overseas-Chinese Banking
     Corporation Ltd.                       221,050            1,645,913
   Singapore Press Holdings Ltd.             42,000              620,605
   Singapore Telecommunications
     Ltd.                                    74,000              114,900
   United Overseas Bank Ltd.                380,012            2,851,458
                                                            ------------
                                                               5,938,131
                                                            ------------
SOUTH KOREA--0.8%
*  Hyundai Motor Company GDR                 32,000              176,000

--------------------------------------------------------------------------------
                                            SHARES                VALUE
--------------------------------------------------------------------------------
+  Korea Telecom Corporation ADR              9,300         $    288,300
   Pohang Iron & Steel Co. Ltd.               6,229               96,939
   Samsung Electronics                        2,800              349,723
*  Samsung Electronics GDR                   24,770            1,771,055
                                                            ------------
                                                               2,682,017
                                                            ------------
SPAIN--2.3%
   Banco Bilbao Vizcaya SA                   99,835            1,484,137
   Banco Santander Central Hispano           69,837              746,711
   Endesa SA                                136,560            2,324,675
   Repsol SA                                 18,599              296,900
*  Telefonica SA                            125,671            2,074,476
*+ Telefonica SA ADR                          9,512              475,600
                                                            ------------
                                                               7,402,499
                                                            ------------
SWEDEN--3.2%
   Atlas Copco AB Class B                     2,630               54,960
   Electrolux AB Class B                    121,630            1,576,532
   ForeningsSparbanken AB                    30,500              466,330
   Hennes & Mauritz AB                       21,050              325,187
*  Investor AB B Shares                     139,800            2,085,704
   Nordbanken Holding AB                    110,252              834,100
   Sandvik AB                                 3,180               76,380
   Securitas AB Class B                      56,521            1,046,588
   Svenska Handelsbanken
     AB Class A                             111,600            1,907,054
   Telefonaktiebolaget LM
     Ericsson AB Class B                    182,430            2,075,068
                                                            ------------
                                                              10,447,903
                                                            ------------
SWITZERLAND--4.7%
   ABB Ltd.                                  16,621            1,770,765
   Adecco SA                                    760              478,076
   Compagnie Financiere
     Richemont AG                               447            1,195,032
   Credit Suisse Group                        2,520              478,668
   Holderbank Financiere
     Glarus AG Class B                          595              715,541
   Nestle SA                                    936            2,181,980
   Novartis AG                                  808            1,427,641
   PubliGroupe SA                               420              202,035
   Roche Holding AG                             227            2,311,298
   Schweizerische
     Rueckversicherungs-Gesellschaft            297              711,591
   SGS Societe Generale de
     Surveillance Holding SA Class B             95              137,681
   Swisscom AG                                1,688              438,786
   Syngenta AG                                4,302              230,809
*+ Syngenta AG ADR                              174                1,903
   UBS AG                                     7,030            1,146,738
   Zurich Financial Services AG               3,370            2,030,521
                                                            ------------
                                                              15,459,065
                                                            ------------
TAIWAN--0.5%
*  Taiwan Semiconductor
     Manufacturing Company Ltd.             165,240              396,642
*  Taiwan Semiconductor
     Manufacturing Company
     Ltd. ADR                                74,065            1,277,621
                                                            ------------
                                                               1,674,263
                                                            ------------
UNITED KINGDOM--22.0%
   Abbey National PLC                         9,710              176,743
   AstraZeneca Group PLC                     42,684            2,122,705
+  AstraZeneca Group PLC ADR                  1,400               72,100

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
INTERNATIONAL FUND                           SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
*  Autonomy Corporation PLC                   7,500         $    213,902
   BG Group PLC                              42,777              167,352
*  Baltimore Technologies PLC                27,000              139,093
   BP Amoco PLC                             404,380            3,260,637
   British Aerospace PLC                    263,419            1,502,542
   British Telecommunications PLC           222,600            1,901,249
   Cable & Wireless PLC                     100,025            1,348,697
   Cadbury Schweppes PLC                    307,275            2,124,346
*  Celltech Group PLC                        16,000              282,634
   Centrica PLC                              30,905              119,636
   David S. Smith Holdings PLC               24,130               60,892
   Diageo PLC                               247,190            2,768,281
*  Dimension Data Holdings PLC               56,000              377,961
   Electrocomponents PLC                     14,360              141,949
   GKN PLC                                  106,160            1,120,731
*  GlaxoSmithKline PLC                      225,954            6,377,170
*  Granada Compass PLC                      148,070            1,610,705
*  Granada Media PLC                         45,425              288,272
   Great Universal Stores PLC               188,050            1,475,591
   HSBC Holdings PLC                        140,200            2,062,076
   HSBC Holdings PLC
     (foreign shares)                        24,770              366,802
   Halifax PLC                              201,700            1,998,323
   Hays PLC                                  61,400              353,897
   Hilton Group PLC                          25,910               80,860
   Invensys PLC                             912,605            2,132,667
   Kingfisher PLC                            47,580              353,634
   Land Securities PLC                       30,000              377,409
*  Lattice Group PLC                         42,777               96,449
   Lloyds TSB Group PLC                     214,438            2,267,017
   Marconi PLC                               50,600              543,252
   National Grid Group PLC                  145,000            1,317,499
   New Dixons Group PLC                     117,952              394,526
   Prudential Corporation PLC               102,245            1,644,284
   Rank Group PLC                            47,800              124,906
   Reckitt Benckiser PLC                      9,000              123,907
   Reed International PLC                   293,940            3,072,378
   Reuters Group PLC                         47,000              795,146
   Rio Tinto PLC                             41,900              737,021
   Royal Bank Of Scotland Group PLC         147,416            3,482,334
   SEMA Group PLC                            54,000              237,681
   Shell Transport & Trading
     Company                                340,600            2,792,137
   Smiths Industries PLC                     32,200              388,496
   Standard Chartered PLC                    41,000              590,482
   Tate & Lyle PLC                           94,200              350,245
   Tesco PLC                                646,835            2,634,365
   Tomkins PLC                              113,528              249,194
   Unilever PLC                             147,036            1,258,055
   United News & Media PLC                   18,300              232,269
   Vodafone Group PLC                     2,320,217            8,505,451
   WPP Group PLC                             80,000            1,041,664
   Zeneca Group PLC                          70,208            3,538,180
                                                            ------------
                                                              71,795,794
                                                            ------------
TOTAL COMMON STOCKS
   (Cost $303,776,082)                                       306,298,650
                                                            ------------
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.4%
--------------------------------------------------------------------------------
AUSTRALIA--0.2%
   News Corporation Ltd.                     77,376              551,304
                                                            ------------
BRAZIL--0.2%
   Petroleo Brasileiro SA                    26,160              614,156
                                                            ------------
TOTAL PREFERRED STOCKS
   (Cost $1,399,645)                                           1,165,460
                                                            ------------


    COUPON             MATURITY
     RATE                DATE                  FACE                VALUE
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--0.1%
--------------------------------------------------------------------------------
BERMUDA--0.1%
+  Sanwa International Finance Bermuda Trust
   (Cost $383,480)
     1.250%        08/01/2005           $39,000,000         $    381,225
                                                            ------------
--------------------------------------------------------------------------------
CASH EQUIVALENTS--8.0%
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.3%
++ Merrimac Money Market Fund             1,016,832            1,016,832
                                                            ------------
BANK & CERTIFICATE DEPOSITS/OFFSHORE
  TIME DEPOSITS--2.7%
++ American Express Centurion
   Bank
     6.690%        01/09/2001             1,095,387            1,095,387
++ American Express Centurion
   Bank
     6.630%        01/18/2001               652,502              652,502
++ Bank of Montreal
     6.563%        01/05/2001             1,095,387            1,095,387
++ Bayerische Hypovereinsbank
     6.650%        01/10/2001               876,309              876,309
++ Bayerische Hypovereinsbank
     6.500%        01/02/2001               876,309              876,309
++ BNP Paribas
     6.690%        01/11/2001               447,614              447,614
++ Harris Bank & Trust
     6.500%        01/02/2001               876,309              876,309
++ Royal Bank of Scotland PLC
     6.563%        01/02/2001             1,095,387            1,095,387
++ Toronto Dominion Bank
     6.813%        01/03/2001             1,752,619            1,752,619
                                                            ------------
                                                               8,767,823
                                                            ------------
FLOATING RATE INSTRUMENTS/MASTER
  NOTES--5.0%
++ Banc One
     6.804%        07/02/2001             1,095,387            1,095,387
++ Bank of America
     6.670%        03/22/2001               715,698              715,698
++ Bank of America
     6.640%        01/16/2001             1,095,387            1,095,387
++ BB&T Corporation
     6.666%        11/20/2001             1,095,387            1,095,387
++ CS First Boston
     6.790%        01/02/2001             5,253,593            5,253,593
++ First Union National Bank
     6.670%        05/09/2001               438,155              438,155
++Fleet National Bank
     6.850%        04/30/2001             3,344,197            3,344,197
++ Goldman Sachs & Co
     6.710%        02/13/2001             1,108,400            1,108,400
++ Morgan Stanley Dean
   Witter & Co
     6.850%        04/04/2001             1,000,000            1,000,000
++ Morgan Stanley Dean
   Witter & Co
     6.650%        09/14/2001             1,095,387            1,095,387
                                                            ------------
                                                              16,241,591
                                                            ------------
  TOTAL CASH EQUIVALENTS
   (Cost $26,026,246)                                         26,026,246
                                                            ------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
INTERNATIONAL FUND                             FACE                VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--5.5%
--------------------------------------------------------------------------------
UNITED STATES--5.5%
   IBT Repurchase Agreement dated 12/29/2000 due
   01/02/2001, with a maturity value of $18,055,594
   and an effective yield of 5.18% collateralized by
   Federal National Mortgage Association with rates
   ranging from 5.750% to 6.360%, maturity dates
   ranging from 10/23/2002 to 05/25/2008 and an
   aggregate market value of $13,469,950, Small
   Business Association with rates ranging from
   9.125% to 9.375%, maturity dates ranging from
   03/25/2022 to 03/25/2023 and an aggregate
   market value of $5,486,770.          $18,045,208         $ 18,045,208
                                                            ------------
TOTAL INVESTMENTS--107.8%
  **(Cost $349,630,660)                                      351,916,789
  Other assets less liabilities--(7.8%)                      (25,382,813)

NET ASSETS--100.0%                                          $326,533,976
                                                            ============


NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
*    Non-income producing security.
** The aggregate identified cost for federal income tax purposes is $352,747,255. Unrealized appreciation and depreciation, based on identified tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                           $ 31,043,613
          Unrealized depreciation                            (31,874,079)
                                                            ------------
          Net unrealized depreciation                       $   (830,466)
                                                            ============

+    Denotes all or a portion of security on loan (Note 4).
++   Represents collateral received from securities lending transactions.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT INTERNATIONAL FUND
--------------------------------------------------------------------------------
PERCENTAGE OF PORTFOLIO BY INDUSTRY (UNAUDITED):
Banking                                                            14.3%
Telecommunications                                                 12.4%
Electronics                                                        11.1%
Pharmaceuticals                                                     7.7%
IBT Repurchase Agreement                                            5.5%
Insurance                                                           5.4%
Diversified                                                         5.3%
Oil & Gas                                                           5.3%
Floating Rate Instruments/Master Notes                              5.0%
Beverages, Food & Tobacco                                           4.6%
Media - Broadcasting & Publishing                                   3.8%
Financial Services                                                  3.2%
Bank & Certificate Deposits/Offshore Time Deposits                  2.7%
Automotive                                                          2.3%
Commercial Services                                                 2.0%
Metals & Mining                                                     1.7%
Computers & Information                                             1.7%
Retailers                                                           1.6%
Chemicals                                                           1.2%
Utilities                                                           1.1%
Food Retailers                                                      0.9%
Real Estate                                                         0.9%
Building Materials                                                  0.8%
Medical Equipment & Supplies                                        0.8%
Forest Products & Paper                                             0.7%
Communications                                                      0.7%
Cosmetics & Personal Care                                           0.7%
Heavy Construction                                                  0.5%
Computer Software & Processing                                      0.5%
Home Furnishings & Appliances                                       0.5%
Aerospace & Defense                                                 0.5%
Advertising                                                         0.4%
Entertainment & Leisure                                             0.3%
Institutional Money Market Funds                                    0.3%
Textiles, Clothing & Fabrics                                        0.2%
Office Equipment & Supplies                                         0.2%
Construction                                                        0.2%
Heavy Machinery                                                     0.2%
Photographic Equipment & Supplies                                   0.2%
Electrical Equipment                                                0.1%
Industrial - Diversified                                            0.1%
Airlines                                                            0.1%
Bio-Technology                                                      0.1%
                                                                  ------
TOTAL INVESTMENTS                                                 107.8%
Other assets less liabilities                                     (7.8)%
                                                                  ------
TOTAL NET ASSETS                                                  100.0%
                                                                  ======


                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
GROWTH FUND                                  SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--96.5%
--------------------------------------------------------------------------------
ADVERTISING--0.3%
+  Interpublic Group, Inc.                  189,153       $    8,050,825
+  Omnicom Group                             37,964            3,146,266
*  Ventiv Health, Inc.                            1                   13
                                                          --------------
                                                              11,197,104
                                                          --------------
AEROSPACE & DEFENSE--0.3%
   Boeing Company                            45,903            3,029,598
   General Dynamics Corporation              10,316              804,648
   Honeywell International, Inc.             41,188            1,948,707
   Lockheed Martin Corporation               22,202              753,758
   Northrop Grumman Corporation               3,719              308,677
   Raytheon Company Class A                   5,000              145,000
   Raytheon Company Class B                  49,297            1,531,288
   TRW, Inc.                                  6,456              250,170
   Textron, Inc.                              7,368              342,612
                                                          --------------
                                                               9,114,458
                                                          --------------
AIRLINES--0.6%
*  AMR Corporation                            7,806              305,898
   Delta Air Lines, Inc.                      6,360              319,192
*  Frontier Airlines, Inc.                    4,200              129,937
   Skywest, Inc.                              9,600              276,000
+  Southwest Airlines, Inc.                 573,484           19,228,919
*  US Airways Group, Inc.                     3,493              141,685
                                                          --------------
                                                              20,401,631
                                                          --------------
AUTOMOTIVE--0.3%
   Cooper Tire & Rubber
     Company                                  3,728               39,610
   Dana Corporation                           7,555              115,686
   Delphi Automotive Systems
     Corporation                             28,911              325,249
   Ford Motor Company                        96,837            2,269,617
   General Motors Corporation                29,147            1,484,675
   Genuine Parts Company                     13,165              344,758
   Goodyear Tire & Rubber Company             8,161              187,621
   Harley-Davidson, Inc.                    123,080            4,892,430
   ITT Industries, Inc.                       4,549              176,274
   Johnson Controls, Inc.                     4,457              231,764
*  Navistar International Corporation         2,991               78,327
*  Speedway Motorsports, Inc.                20,800              499,200
   Visteon Corporation                        6,692               76,958
                                                          --------------
                                                              10,722,169
                                                          --------------
BANKING--3.9%
   Amsouth Bancorp                           19,332              294,813
   BB&T Corporation                         166,628            6,217,307
   Bank of America Corporation               84,058            3,856,161
   Bank of New York Company, Inc.            38,236            2,110,149
   Bank One Corporation                      59,792            2,189,882
   Capital One Financial Corporation         10,200              671,288
   Charter One Financial, Inc.               10,757              310,608
   Chase Manhattan Corporation              196,808            8,942,463
   Citigroup, Inc.                          406,690           20,766,608
+  Comerica, Inc.                             8,111              481,591
   Fifth Third Bancorp                       23,811            1,422,707
   First Union Corporation                   50,613            1,407,674
+  Firstar Corporation                       49,086            1,141,249
   Fleet Boston Financial Corporation        46,764            1,756,573
   Golden West Financial Corporation          8,196              553,230
   Household International, Inc.             24,275            1,335,125
   Huntington Bancshares, Inc.               12,907              208,932
   JP Morgan & Company, Inc.                  8,281            1,370,505
   KeyCorp                                   21,949              614,572
   MBNA Corporation                          44,003            1,625,361
   Mellon Financial Corporation             316,365           15,561,203
   National City Corporation                 31,426       $      903,497
   Northern Trust Corporation                11,470              935,522
   PNC Financial Services Group              14,974            1,094,038
   Regions Financial Corporation             11,470              313,274
   Safeco Corporation                         6,591              216,679
   Southtrust Corporation                    17,013              692,216
   State Street Corporation                   8,361            1,038,520
   Summit Bancorp                             9,021              344,489
   Suntrust Banks, Inc.                      15,334              966,042
+  Synovus Financial Corporation             14,691              395,739
   UBS AG (Switzerland)                       3,761              614,547
   US Bancorp                                38,893            1,135,189
   Union Planters Corporation                 6,974              249,320
   Wachovia Corporation                      10,530              612,056
   Washington Mutual, Inc.                   50,708            2,690,693
   Wells Fargo & Company                    818,693           45,590,966
                                                          --------------
                                                             130,630,788
                                                          --------------
BEVERAGES, FOOD & TOBACCO--3.4%
   Adolph Coor Company Class B                1,911              153,477
   Anheuser Busch Companies, Inc.           704,700           32,063,850
   Archer-Daniels-Midland
     Company                                 85,074            1,276,108
   Brown Forman Corporation
     Class B                                  8,546              568,309
   Campbell Soup Company                     21,699              751,328
   Coca Cola Company                        260,384           15,867,150
+  Coca Cola Enterprises, Inc.               21,530              409,070
   Conagra, Inc.                             27,511              715,286
   General Mills, Inc.                       14,634              652,128
   Heinz HJ Company                         369,959           17,549,930
   Hershey Foods Corporation                  7,046              453,586
   Kellogg Company                           20,900              548,625
   Pepsico, Inc.                            510,341           25,293,776
   Philip Morris Companies, Inc.            114,921            5,056,524
   Quaker Oats Company                        6,783              660,495
   Ralston Purina Group                      15,796              412,671
   Sara Lee Corporation                     333,065            8,180,909
   Standard Commercial Corporation            1,600               10,900
   Supervalu, Inc.                            6,770               93,934
   Sysco Corporation                         34,512            1,035,360
   Tootsie Roll Industries, Inc.             10,100              465,231
   UST, Inc.                                  8,365              234,743
   Unilever NV (Netherlands)                 29,494            1,856,279
   WM Wrigley Jr. Company                     5,848              560,311
                                                          --------------
                                                             114,869,980
                                                          --------------
BIO-TECHNOLOGY--0.0%
*  Chiron Corporation                         9,920              441,440
*+ deCODE genetics, Inc.                     24,000              252,000
*  Invitrogen Corporartion                      900               77,737
                                                          --------------
                                                                 771,177
                                                          --------------
BUILDING MATERIALS--2.0%
   Dimon, Inc.                               22,100              121,550
+  Fastenal Company                         104,900            5,756,387
   Florida Rock Industries                  114,200            4,468,075
   Home Depot, Inc.                       1,106,104           50,535,126
   Louisiana Pacific Corporation              5,360               54,270
+  Lowe's Companies, Inc.                   160,440            7,139,580
   Vulcan Materials Company                   5,231              250,434
                                                          --------------
                                                              68,325,422
                                                          --------------
CHEMICALS--0.4%
   Agrium, Inc. (Canada)                      4,600               66,334
   Air Products & Chemicals, Inc.            11,859              486,219
   Avery-Dennison Corporation                 5,709              313,281
   BF Goodrich Company                        5,292              192,496
*  Cabot Microelectronics Corporation         5,100              264,881

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
GROWTH FUND                                  SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
   Clorox Company                            12,193       $      432,851
+  Dow Chemicals Company                     35,020            1,282,607
   Du Pont (E.I.) de Nemours &
     Company                                 53,894            2,603,754
   Eastman Chemical Company                   3,985              194,269
   Engelhard Corporation                      6,579              134,047
   Georgia Gulf Corporation                   1,100               18,769
   Great Lakes Chemical Corporation           2,603               96,799
   Hercules, Inc.                             5,496              104,767
   IMC Global, Inc.                          65,100            1,013,119
   International Flavors & Fragrances         5,056              102,700
   Occidental Petroleum Corporation          19,043              461,793
   Olin Corporation                           4,200               92,925
+  Potash Corporation of
     Saskatchewan, Inc. (Canada)             11,300              884,931
   Potash Corporation of
     Saskatchewan, Inc. (foreign
     shares) (Canada)                        30,000            2,343,891
   Praxair, Inc.                              8,208              364,230
   Rohm & Haas Company                       11,373              412,982
   Tupperware Corporation                     2,964               60,577
   Union Carbide Corporation                  7,003              376,849
                                                          --------------
                                                              12,305,071
                                                          --------------
COMMERCIAL SERVICES--2.0%
*  Allied Waste Industries, Inc.             41,459              603,747
*  Bright Horizons, Inc.                      6,600              172,425
*+ Cendant Corporation                       37,680              362,670
*  Ceridian Corporation                       7,545              150,428
*  Convergys Corporation                      7,990              362,047
*  Corinthian Colleges, Inc.                 24,400              925,675
+  Deluxe Corporation                        12,871              325,250
   Equifax, Inc.                            402,365           11,542,846
*  Fluor Corporation                          3,919              129,572
   Halliburton Company                       22,803              826,609
   Kelly Services, Inc.                       1,100               25,987
   Paychex, Inc.                            862,819           41,954,574
*  Quintiles Transnational
     Corporation                              5,946              124,494
   Regis Corporation                          4,100               59,450
*  Robert Half International, Inc.          102,900            2,726,850
   RR Donnelley & Sons Company                6,281              169,587
   Ryder System, Inc.                         3,023               50,257
*  Startek, Inc.                             19,300              296,737
*  Waste Connections, Inc.                    2,500               82,656
   Waste Management, Inc.                   181,485            5,036,209
*  Watson Wyatt & Company
     Holdings                                 4,800              112,800
                                                          --------------
                                                              66,040,870
                                                          --------------
COMMUNICATIONS--3.5%
*+ ADC Telecommunications, Inc.             213,264            3,865,410
*  Andrew Corporation                       796,537           17,324,680
*  Avaya, Inc.                               14,315              147,627
*  Brocade Communications
     Systems, Inc.                           36,900            3,387,881
*+ Inrange Technologies Corporation
     Class B                                 70,500            1,194,094
*+ JDS Uniphase Corporation                 495,080           20,638,647
*+ Metromedia Fiber Network,
     Inc. Class A                           233,700            2,366,212
*  Network Appliance, Inc.                  254,958           16,377,074
*+ Nextel Communications,
     Inc. Class A                            39,348              973,863
*+ Openwave Systems, Inc.                   260,704           12,497,498
*  Plantronics, Inc.                         49,200            2,312,400
*  Qualcomm, Inc.                           166,408           13,676,658
*  Qwest Communications
     International, Inc.                     85,543       $    3,507,263
   Scientific Atlanta, Inc.                 210,842            6,865,543
*+ Tellabs, Inc.                            183,754           10,382,101
                                                          --------------
                                                             115,516,951
                                                          --------------
COMPUTER SOFTWARE & PROCESSING--7.8%
   Adobe Systems, Inc.                      147,744            8,596,854
*  Agile Software Corporation                14,000              691,250
*+Akamai Technologies, Inc.                   1,400               29,487
*  America Online, Inc.                     120,640            4,198,272
   Autodesk, Inc.                             2,904               78,227
   Automatic Data Processing, Inc.           32,574            2,062,341
*  BEA Systems, Inc.                         62,000            4,173,375
*  BMC Software, Inc.                       224,013            3,136,182
*+ BroadVision, Inc.                         13,900              164,194
*+ CMGI, Inc.                                 8,400               46,988
*  Cadence Design Systems, Inc.             414,700           11,404,250
*  Cerner Corporation                         2,500              115,625
*+ Citrix Systems, Inc.                       9,594              215,865
   Computer Associates
     International, Inc.                     47,862              933,309
*  Compuware Corporation                    558,827            3,492,669
   Electronic Data Systems
     Corporation                            545,211           31,485,935
   FactSet Research Systems, Inc.             5,000              185,350
   First Data Corporation                    20,351            1,072,243
*  Fiserv, Inc.                             178,300            8,458,106
*  i2 Technologies, Inc.                     18,280              993,975
*  Internap Network Services
     Corporation                             72,400              524,900
*+ Intuit, Inc.                              18,980              748,524
*  J.D. Edwards & Company                    41,800              744,562
*  Legato Systems, Inc.                      69,200              514,675
*  Manugistics Group, Inc.                   56,300            3,209,100
*+ McDATA Corporation Class B                 8,800              481,800
*  Mentor Graphics Corporation               74,400            2,041,350
*+ Mercury Interactive Corporation           24,990            2,255,347
*  Micromuse, Inc.                          160,000            9,657,504
*  Microsoft Corporation                    934,374           40,645,269
*  NCR Corporation                            5,011              246,165
*  Netegrity, Inc.                           28,350            1,541,531
*  Novell, Inc.                              16,941               88,412
*+ Nuance Communications, Inc.               28,400            1,224,750
*  Oracle Corporation                       756,002           21,971,308
*  Parametric Technology Corporation         13,998              188,098
*  Peoplesoft, Inc.                          46,774            1,739,408
*+ Pixar, Inc.                              313,500            9,405,000
*  Sapient Corporation                        6,200               74,013
*  Siebel Systems, Inc.                     603,740           40,903,385
*  Silverstream Software, Inc.               60,200            1,241,625
*+ Sonus Networks, Inc.                      74,900            1,891,225
*  SpeechWorks International, Inc.           11,600              569,125
*  Sun Microsystems, Inc.                   691,006           19,261,792
+  Terra Networks SA ADR (Spain)             20,080              212,095
*  Unisys Corporation                        16,107              235,565
*  Veritas Software Corporation             183,083           16,019,762
*  Vignette Corporation                     154,100            2,773,800
                                                          --------------
                                                             261,944,587
                                                          --------------
COMPUTERS & INFORMATION--9.9%
*  Apple Computer, Inc.                      16,744              249,067
*  Cabletron Systems, Inc.                    9,507              143,199
*  Cisco Systems, Inc.                    1,291,621           49,404,503
   Compaq Computer Corporation              168,516            2,536,166
*  Computer Sciences Corporation              8,714              523,929
*+ Comverse Technology, Inc.                129,820           14,101,697
*+ Dell Computer Corporation              1,749,837           30,512,783
   Diebold, Inc.                              8,600              287,025

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
GROWTH FUND                                  SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
*  EMC Corporation                          429,684       $   28,573,986
*  Emulex Corporation                       737,200           58,929,925
*  Extended Systems, Inc.                     9,900              115,706
*  Extreme Networks, Inc.                    19,600              766,850
*  Foundry Networks, Inc.                    21,500              322,500
*  Gateway, Inc.                             16,698              300,397
   Hewlett-Packard Company                  247,972            7,826,616
   IMS Health, Inc.                          48,306            1,304,262
   Intel Corporation                      1,329,730           40,224,332
+  International Business
     Machines Corporation                   439,231           37,334,635
*  International Game Technology            201,600            9,676,800
*  Juniper Networks, Inc.                   117,300           14,787,131
*  Lexmark International Group, Inc.          6,585              291,798
*+ MTI Technology Corporation               288,400            1,135,575
*  Palm, Inc.                                29,196              826,612
   Pitney Bowes, Inc.                        13,059              432,579
*+ Redback Networks, Inc.                   125,900            5,161,900
   Sabre Holdings Corporation                 6,688              288,420
*+ Storage Networks, Inc.                     4,400              109,175
*  Sybase, Inc.                             223,100            4,420,169
+  Symbol Technologies, Inc.                287,460           10,348,560
*+Yahoo!, Inc.                              382,108           11,528,924
                                                          --------------
                                                             332,465,221
                                                          --------------
CONSTRUCTION--0.2%
   Centex Corporation                         7,268              273,004
+  Kaufman and Broad Home
     Corporation                              2,224               74,921
   Martin Marietta Materials, Inc.          171,700            7,262,910
   McDermott International, Inc.              3,079               33,099
   Pulte Corporation                          2,110               89,016
                                                          --------------
                                                               7,732,950
                                                          --------------
CONTAINERS & PACKAGING--0.1%
   Ball Corporation                           1,461               67,297
   Bemis Company                             49,467            1,660,236
*  Packaging Corporation of America          22,100              356,362
*  Pactiv Corporation                         8,082              100,015
*+ Sealed Air Corporation                    21,131              644,495
                                                          --------------
                                                               2,828,405
                                                          --------------
COSMETICS & PERSONAL CARE--1.8%
   Alberto Culver Company Class B             2,912              124,670
+  Avon Products, Inc.                       12,319              589,772
   Colgate-Palmolive Company                175,223           11,310,645
   Ecolab, Inc.                             179,580            7,755,611
+  Estee Lauder Companies Class A            68,100            2,983,631
   Gillette Company                         161,528            5,835,199
   Procter & Gamble Company                 416,505           32,669,611
                                                          --------------
                                                              61,269,139
                                                          --------------
DIVERSIFIED--3.0%
   General Electric Company               1,656,008           79,384,884
   Hillenbrand Industries, Inc.              78,900            4,063,350
   Loews Corporation                          5,101              528,272
   Minnesota Mining &
     Manufacturing Company (3M)              20,417            2,460,248
+  Newell Rubbermaid, Inc.                   13,702              311,720
   PerkinElmer, Inc.                          2,589              271,845
   Temple Inland, Inc.                        2,548              136,636
   Tyco International Ltd.                  225,651           12,523,630
                                                          --------------
                                                              99,680,585
                                                          --------------
EDUCATION--0.2%
*  DeVry, Inc.                              154,500            5,832,375
*+ Edison Schools, Inc.                         400               12,600
   Houghton Mifflin Company                  43,100       $    1,998,762
                                                          --------------
                                                               7,843,737
                                                          --------------
ELECTRIC UTILITIES--0.1%
   Allegheny Energy, Inc.                     5,720              275,632
   Exelon Corporation                        16,490            1,157,763
+  Progress Energy, Inc.                     10,640              523,355
   Western Resources, Inc.                   11,800              292,787
   Xcel Energy, Inc.                         17,536              509,640
                                                          --------------
                                                               2,759,177
                                                          --------------
ELECTRONICS--6.4%
*+ ASM Lithography Holdings
     NV (Netherlands)                       165,100            3,725,069
*  Adaptec, Inc.                              5,077               52,039
*  Advanced Micro Devices, Inc.              16,130              222,796
*  Agilent Technologies, Inc.                23,354            1,278,632
*  Altera Corporation                       206,420            5,431,426
*  American Power Conversion
     Corporation                            274,250            3,393,844
*  Analog Devices, Inc.                      18,510              947,481
*  Applied Micro Circuits Corporation        15,300            1,148,218
*  Atmel Corporation                        231,200            2,687,700
*+ Broadcom Corporation Class A              14,480            1,223,560
*+ Conexant Systems, Inc.                   164,619            2,531,017
*  Cymer, Inc.                                8,300              213,596
   Emerson Electric Company                  90,618            7,141,831
*  Fairchild Semiconductor
     Corporation Class A                     26,900              388,369
*  Ibis Technology Corporation                6,300              121,275
*+ LSI Logic Corporation                     16,430              280,789
+  Linear Technology Corporation             82,500            3,815,625
*  Littelfuse, Inc.                           3,400               97,325
*  Maxim Integrated Products, Inc.          762,410           36,452,728
*  Micron Technology, Inc.                  638,270           22,658,585
+  Molex, Inc.                               10,120              359,260
   Motorola, Inc.                           300,392            6,082,938
*  National Semiconductor
     Corporation                              9,151              184,164
   National Service Industries, Inc.          2,122               54,509
*+ Novellus System, Inc.                      6,810              244,734
*  PMC-Sierra, Inc.                           2,100              165,112
*  Planar Systems, Inc.                       2,000               49,750
*+ Polycom, Inc.                            192,300            6,189,656
*+ Power-One, Inc.                            4,060              159,609
*+ Qlogic Corporation                       703,454           54,165,958
*  SCI Systems, Inc.                         93,300            2,460,787
*  Sanmina Corporation                       12,040              922,565
*  Solectron Corporation                    392,274           13,298,089
*  Supertex, Inc.                             1,300               25,695
*  Teradyne, Inc.                             9,045              336,926
   Texas Instruments, Inc.                  160,760            7,616,005
   Thomas & Betts Corporation                 2,974               48,142
*  Vitesse Semiconductor Corporation          9,300              514,406
*  Xilinx, Inc.                             609,970           28,134,866
                                                          --------------
                                                             214,825,076
                                                          --------------
ENTERTAINMENT & LEISURE--1.5%
*  Anchor Gaming                             46,000            1,794,000
*  Argosy Gaming Company                      2,500               47,969
   Callaway Golf Company                      7,700              143,413
   Carnival Corporation                     485,660           14,964,399
*+ Harrah's Entertainment, Inc.              51,243            1,351,534
   Hasbro, Inc.                               8,833               93,851
   International Speedway
     Corporation Class A                     85,235            3,238,930
   International Speedway
     Corporation Class B                     42,000            1,638,000

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
GROWTH FUND                                  SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
   MGM Mirage, Inc.                          51,500       $    1,451,656
   Mattel, Inc.                              28,255              408,002
*  Park Place Entertainment
     Corporation                            134,500            1,605,594
   Time Warner, Inc.                         68,630            3,585,231
   Walt Disney Company                      649,223           18,786,891
                                                          --------------
                                                              49,109,470
                                                          --------------
FINANCIAL SERVICES--7.5%
   American Express Company                 193,859           10,650,129
   Bear Stearns & Company, Inc.              18,229              923,982
   CIT Group, Inc. Class A                   13,490              271,486
   Charles Schwab & Company,
     Inc.                                 1,200,457           34,062,967
   Countrywide Credit Industries,
     Inc.                                     5,911              297,028
   Daiwa Securities Company
     Ltd. (Japan)                         1,160,000           12,087,316
*  Federal Agricultural Mortgage
     Corporation                             19,700              460,487
   Federal Home Loan Mortgage
     Corporation                             35,892            2,472,061
   Federal National Mortgage
     Association                            636,555           55,221,146
   Franklin Resources, Inc.                 152,402            5,806,516
   H&R Block, Inc.                            4,715              195,083
   Lehman Brothers, Inc.                     12,352              835,304
   Merrill Lynch & Company, Inc.            136,440            9,303,502
   Moody's Corporation                        8,414              216,135
   Morgan Stanley Dean Witter &
     Company                                 99,122            7,855,418
   Nikko Securities Company Ltd.
     (Japan)                                978,000            7,559,842
   Nomura Securities Company Ltd.
     (Japan)                                626,000           11,236,199
   Old Kent Financial Corporation             7,171              313,731
   Paccar, Inc.                               3,956              194,833
+  Providian Financial Corporation          566,804           32,591,230
   Stillwell Financial Inc.               1,007,414           39,729,890
+  T. Rowe Price Group                      275,480           11,643,327
+  USA Education, Inc.                      104,589            7,112,052
   Worthington Industries, Inc.               4,508               36,346
                                                          --------------
                                                             251,076,010
                                                          --------------
FOOD RETAILERS--0.3%
   Albertson's, Inc.                        274,199            7,266,273
*  Kroger Company                            81,114            2,195,148
   Winn Dixie, Inc.                          11,422              221,301
                                                          --------------
                                                               9,682,722
                                                          --------------
FOREST PRODUCTS & PAPER--0.6%
   Boise Cascade Corporation                  2,972               99,934
   Georgia-Pacific Group                     11,606              361,237
   International Paper Company               24,818            1,012,885
   Kimberly-Clark Corporation               261,638           18,495,190
   Mead Corporation                           5,209              163,432
   Potlatch Corporation                       1,477               49,572
   Westvaco Corporation                       5,212              152,125
   Weyerhauser Company                       11,347              575,860
   Willamette Industries, Inc.                5,656              265,479
                                                          --------------
                                                              21,175,714
                                                          --------------
HEALTH CARE PROVIDERS--2.0%
*  Advance Paradigm, Inc.                     3,900              177,450
*+ Caremark Rx, Inc.                         76,900            1,042,956
+  HCA--The Healthcare Company              402,805           17,727,448
*  Health Management Associates,
     Inc.                                   356,700            7,401,525
*  Healthsouth Corporation                   39,913       $      651,081
*  Lifepoint Hospital, Inc.                   8,700              436,088
*  Lincare Holdings, Inc.                     9,700              553,506
*  Manor Care, Inc.                         434,310            8,957,644
*  Oxford Health Plans, Inc.                 90,600            3,578,700
*+ Province Healthcare Company                6,700              263,813
   Tenet Healthcare Corporation             253,617           11,270,105
*  Triad Hospitals, Inc.                     35,900            1,168,994
*  Trigon Healthcare, Inc.                   42,500            3,307,031
   UnitedHealth Group, Inc.                 137,502            8,439,185
*  Universal Health Services,
     Inc. Class B                            28,500            3,184,875
                                                          --------------
                                                              68,160,401
                                                          --------------
HEAVY MACHINERY--1.2%
*  Ag-Chem Equipment Company,
     Inc.                                    13,800              345,000
   Applied Industrial Technologies,
     Inc.                                     1,400               28,788
*  Applied Materials, Inc.                  458,098           17,493,617
   Baker Hughes, Inc.                        17,190              714,459
   Black & Decker Corporation                 4,211              165,282
   Briggs & Stratton Corporation              1,130               50,144
   Caterpillar, Inc.                         17,796              841,973
   Cummins Engine Company, Inc.               2,165               82,135
   Deere & Company                           12,132              555,797
   Dover Corporation                         10,493              425,622
   Eaton Corporation                          3,622              272,329
   Grainger WW, Inc.                          4,862              177,463
   Ingersoll Rand Company                     8,309              347,939
   Pall Corporation                           6,375              135,867
   Parker-Hannifin Corporation                6,027              265,941
   Rockwell International Corporation         9,499              452,390
   Stanley Works                            543,749           16,958,172
   Timken Company                             3,096               46,827
   United Technologies Corporation           24,146            1,898,479
*  Zebra Technologies Corporation
     Class A                                  6,300              257,020
                                                          --------------
                                                              41,515,244
                                                          --------------
HOME FURNISHINGS & APPLIANCES--0.3%
   Corning, Inc.                            149,436            7,892,089
   Ethan Allen Interiors, Inc.               14,600              489,100
   Leggett & Platt, Inc.                     10,091              191,098
   Maytag Corporation                         3,984              128,733
   Whirlpool Corporation                      3,444              164,236
                                                          --------------
                                                               8,865,256
                                                          --------------
HOUSEHOLD PRODUCTS--0.2%
   AptarGroup, Inc.                           7,400              217,375
   Fortune Brands, Inc.                       8,004              240,120
   Illinois Tool Works, Inc.                111,948            6,667,903
   PPG Industries, Inc.                       8,733              404,447
   Snap-On, Inc.                             11,636              324,354
                                                          --------------
                                                               7,854,199
                                                          --------------
INSURANCE--6.2%
   ACE Ltd. (Bermuda)                        21,800              925,138
   AFLAC Corporation                         37,440            2,702,700
*  Aetna, Inc.                                7,320              300,578
   Allstate Corporation                      37,764            1,645,094
   Ambac Financial Group, Inc.                5,450              317,803
   American General Corporation              13,014            1,060,641
   American International Group,
     Inc.                                   958,361           94,458,456
   Aon Corporation                           13,257              454,052
   Brown & Brown, Inc.                       14,600              511,000
   Chubb Corporation                          9,054              783,171
*  Ciena Corporation                        113,800            9,260,475


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
--------------------------------------------------------------------------------
VANTAGEPOINT
GROWTH FUND                                  SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
   Cigna Corporation                          7,950       $    1,051,785
   Cincinnati Financial Corporation           8,329              329,516
+  Conseco, Inc.                             16,745              220,825
   Hartford Financial Services Group         69,277            4,892,688
*  Health Net, Inc.                           7,500              196,406
*  Humana, Inc.                             109,857            1,675,319
   Jefferson Pilot Corporation                5,335              398,791
   Leucadia National Corporation              9,200              326,025
   Lincoln National Corporation               9,916              469,151
   MBIA, Inc.                                 5,090              377,296
   MGIC Investment Corporation                5,528              372,795
   Marsh & McLennan Companies,
     Inc.                                    14,240            1,666,080
+  Metlife, Inc.                             39,485            1,381,975
   Progressive Corporation                  737,600           76,433,800
   St. Paul Companies, Inc.                  11,274              612,319
   Torchmark Corporation                      6,536              251,228
   Unumprovident Corporation                 12,452              334,648
*  Wellpoint Health Networks                 34,742            4,004,016
                                                          --------------
                                                             207,413,771
                                                          --------------
LODGING--0.1%
   Hilton Hotels Corporation                 18,970              199,185
*+ Mandalay Resort Group                    124,100            2,722,444
+  Marriott International Class A            12,339              521,323
   Starwood Hotels & Resorts
     Worldwide, Inc. REIT                    10,000              352,500
                                                          --------------
                                                               3,795,452
                                                          --------------
MEDIA--BROADCASTING & PUBLISHING--1.8%
*  AT&T Corporation - Liberty
     Media Group                             47,228              640,530
   American Greetings Corporation             3,354               31,653
   BHC Communications, Inc. Class A          39,300            5,079,525
*+ Cablevision Systems Corporation           34,700            2,947,331
*  Clear Channel Communications              30,172            1,461,456
*  Comcast Corporation Class A               46,645            1,947,429
*  Cox Communications, Inc. Class A          86,400            4,023,000
   Dow Jones & Company, Inc.                  4,535              256,794
   E.W. Scripps Company (The)                20,600            1,295,225
*  EchoStar Communications
     Corporation Class A                      2,100               47,775
*  Entercom Communications
     Corporation                                600               20,663
+  Gannett Company, Inc.                    475,849           30,008,228
*+ Gemstar-TV Guide International,
     Inc.                                    12,900              598,238
+  Knight Ridder, Inc.                        3,793              215,727
   McGraw-Hill Companies, Inc.               10,120              593,285
   Meredith Corporation                       2,573               82,818
   New York Times Company                     8,425              337,527
+  Tribune Company                          107,955            4,561,099
   TV Azteca SA de CV ADR
     (Mexico)                                63,300              629,044
*  Viacom, Inc. Class B                      78,131            3,652,624
   Wiley John & Sons, Inc. Class A           10,500              225,750
                                                          --------------
                                                              58,655,721
                                                          --------------
MEDICAL EQUIPMENT & SUPPLIES--2.8%
*  ATS Medical, Inc.                         26,600              377,388
   Allergan, Inc.                           105,806           10,243,343
*  Alza Corporation                          52,350            2,224,875
   Applera Corporation-- Applied
     Biosystems Group                        38,390            3,611,059
*  Applera Corporation-- Celera
     Genomics Group                          48,500            1,742,969
   Bard C.R., Inc.                          218,244           10,161,986
   Bausch & Lomb, Inc.                        2,784       $      112,578
   Baxter International, Inc.                15,226            1,344,646
   Becton Dickinson & Company                13,103              453,691
   Biomet, Inc.                               9,225              366,117
*  Boston Scientific Corporation             20,881              285,809
   Dentsply International, Inc.             164,700            6,443,888
*+ Guidant Corporation                      143,834            7,758,046
*  Haemonetics Corporation                    4,300              132,763
   Johnson & Johnson                        222,170           23,341,736
*+ KLA-Tencor Corporation                    11,611              391,146
   Medtronics, Inc.                         356,304           21,511,854
*  Novoste Corporation                        7,700              211,750
*  Patterson Dental Company                  10,900              369,238
*  Respironics, Inc.                          6,200              176,700
*  St. Jude Medical, Inc.                     4,393              269,895
*  Steris Corporation                        24,500              395,063
   Stryker Corporation                       10,130              512,477
   Tektronix, Inc.                            4,894              164,867
*  Thermo Electron Corporation                9,322              277,330
                                                          --------------
                                                              92,881,214
                                                          --------------
METALS & MINING--0.4%
*+ Alcan Aluminum Ltd. (Canada)              16,730              571,957
   Alcoa, Inc.                               44,682            1,496,847
   Allegheny Technologies, Inc.               4,061               64,468
   Barrick Gold Corporation
     (Canada)                                20,393              334,037
   Cooper Industries, Inc.                    4,833              222,016
   Crane Company                              3,138               89,237
   Danaher Corporation                      132,847            9,083,414
*  Freeport-McMoRan Copper &
     Gold, Inc.                               7,683               65,786
   Homestake Mining Company                  13,734               57,511
*  Inco Ltd. (Canada)                         8,478              142,091
*  Inco Ltd. (foreign shares)
     (Canada)                                   900               15,046
   Masco Corporation                         23,006              590,967
   Newmont Mining Corporation                 8,652              147,625
   Nucor Corporation                          4,035              160,139
   Phelps Dodge Corporation                   4,074              227,380
   Placer Dome, Inc. (Canada)                16,956              163,202
   USX US Steel Group, Inc.                   4,516               81,288
                                                          --------------
                                                              13,513,011
                                                          --------------
OFFICE EQUIPMENT & SUPPLIES--0.0%
   Wallace Computer Services, Inc.           42,100              715,700
   Xerox Corporation                         34,558              159,831
                                                          --------------
                                                                 875,531
                                                          --------------
OIL & GAS--5.4%
+  Amerada Hess Corporation                   4,583              334,845
   Anadarko Petroleum Corporation            12,879              915,439
   Apache Corporation                         6,392              447,840
   Ashland, Inc.                              3,617              129,814
*  Atwood Oceanics, Inc.                     33,500            1,467,635
   Burlington Resources, Inc.                11,155              563,328
*  Cal Dive International, Inc.              77,000            2,050,125
   Chevron Corporation                       33,125            2,796,992
   Coastal Corporation                       11,143              984,066
   Conoco, Inc. Class B                      32,185              931,353
   Devon Energy Corporation                   6,650              405,451
+  Dynegy, Inc.                             280,952           15,750,872
   EOG Resources, Inc.                        6,050              330,859
+  El Paso Energy Corporation                12,017              860,718
   Enron Corporation                         96,450            8,017,406
   Ensco International, Inc.                472,400           16,091,125
   Exxon Mobil Corporation                  179,669           15,619,974
*  Global Marine, Inc.                    1,027,300           29,149,638


                                                                              97
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DECEMBER 31, 2000

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VANTAGEPOINT
GROWTH FUND                                  SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
   Kerr-McGee Corporation                     4,880       $      326,655
   KeySpan Corporation                        6,970              295,354
   Kinder Morgan, Inc.                        5,920              308,950
*  Marine Drilling Company, Inc.            324,300            8,675,025
*  Nabors Industries, Inc.                    7,610              450,132
   Nicor, Inc.                                2,362              102,009
*  Noble Drilling Corporation               137,000            5,950,938
   Oneok, Inc.                                1,515               73,004
   Peoples Energy Corporation                 1,837               82,206
   Phillips Petroleum Company               143,402            8,155,989
*  R&B Falcon Corporation                   446,400           10,239,300
*  Rowan Companies, Inc.                      4,821              130,167
   Royal Dutch Petroleum
     Company (Netherlands)                  110,813            6,711,112
   Santa Fe International
     Corporation                             31,200            1,000,350
+  Schlumberger Ltd.                        251,138           20,075,344
   Sempra Energy                             10,543              245,125
*  Smith International, Inc.                191,000           14,241,438
   Sunoco, Inc.                               4,402              148,292
   Texaco, Inc.                              28,385            1,763,418
   Tidewater Inc.                            15,000              665,625
   Tosco Corporation                          7,465              253,343
+  Transocean Sedco Forex, Inc.              10,887              500,802
   USX Marathon Group                        15,975              443,306
   Unocal Corporation                        12,570              486,302
   Williams Companies, Inc.                  22,679              905,743
                                                          --------------
                                                             179,077,409
                                                          --------------
PHARMACEUTICALS--11.1%
   Abbott Laboratories                       88,280            4,276,063
*  Abgenix, Inc.                             16,000              945,000
   American Home Products
     Corporation                            555,750           35,317,913
*  Amgen, Inc.                              569,176           36,391,691
*+ Andrx Corp-Andrx Group                     9,300              538,238
*  Barr Laboratories, Inc.                   13,300              970,069
*  Biogen, Inc.                             701,060           42,107,416
   Bristol-Myers Squibb Company             269,330           19,913,587
*+ COR Therapeutics, Inc.                    12,000              422,250
   Cardinal Health, Inc.                     95,346            9,498,845
   Carter-Wallace, Inc.                      20,500              684,188
*  Celgene Corporation                       15,300              497,250
*+ Cephalon, Inc.                            19,933            1,262,008
*  Charles River Laboratories
     International, Inc.                      6,400              175,200
   Eli Lilly & Company                       58,262            5,422,007
*  Forest Laboratories, Inc.                  4,540              603,253
*+ Genentech, Inc.                          442,800           36,088,200
*+ Human Genome Sciences, Inc.               41,700            2,890,331
*+ IDEC Pharmaceuticals Corporation           2,500              473,906
*+ ImClone Systems, Inc.                      8,000              352,000
*+ Immnunex Corporation                     738,900           30,017,813
*  Immunogen, Inc.                           17,000              364,438
*+ Inhale Therapeutic Systems, Inc.          10,000              505,000
*  King Pharmaceuticals, Inc.                 8,740              451,749
   McKesson HBOC, Inc.                      294,314           10,562,929
*  Medarex, Inc.                              5,200              211,900
*+ MedImmune, Inc.                           10,910              520,271
   Merck & Company, Inc.                    337,995           31,644,782
   Millipore Corporation                     10,196              642,348
+  Mylan Laboratories, Inc.                 145,400            3,662,263
   Omnicare, Inc.                             8,400              181,650
   Pfizer, Inc.                           1,478,185       $   67,996,510
   Pharmacia Corporation                     66,672            4,066,992
*  Priority Healthcare Corporation
     Class B                                  4,400              179,575
   Schering-Plough Corporation              205,091           11,638,914
*  Sicor, Inc.                                4,200               60,638
   Sigma Aldrich Corporation                  3,994              157,014
*  Syncor International Corporation           4,800              174,600
   Teva Pharmaceutical Industries
     Ltd. ADR (Israel)                      101,100            7,405,575
*  Watson Pharmaceutical, Inc.               36,039            1,844,746
                                                          --------------
                                                             371,119,122
                                                          --------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.0%
+  Eastman Kodak Company                     15,540              611,888
                                                          --------------
RESTAURANTS--0.6%
   Bob Evans Farms, Inc.                      6,100              130,006
*  Brinker International, Inc.              128,600            5,433,350
*  Cheesecake Factory, Inc.                 144,800            5,556,700
   Darden Restaurants, Inc.                   6,185              141,482
*  Jack in the Box, Inc.                     27,700              815,419
   McDonald's Corporation                    67,785            2,304,690
*  Outback Steakhouse, Inc.                  66,900            1,731,038
*+ P.F. Chang's China Bistro, Inc.           12,100              380,394
*  Papa John's International, Inc.            1,700               37,825
*  Quality Dining, Inc.                      21,400               44,138
*  Sonic Corporation                         12,000              279,750
*+ Starbucks Corporation                      9,660              427,455
*  Tricon Global Restaurants, Inc.            7,572              249,876
   Wendy's International, Inc.               83,387            2,188,909
                                                          --------------
                                                              19,721,032
                                                          --------------
RETAILERS--4.9%
*  Autozone, Inc.                            19,204              547,314
*  Bed Bath & Beyond, Inc.                   14,642              327,615
*  Best Buy Company, Inc.                    86,344            2,552,545
+  Bulgari SpA (Italy)                      102,100            1,254,452
   CVS Corporation                           20,279            1,215,473
*  Chico's FAS, Inc.                         53,400            1,114,725
   Circuit City Stores                       90,840            1,044,660
*  Coach, Inc.                               27,800              799,250
*  Consolidated Stores Corporation            5,733               60,913
*  Costco Wholesale Corporation             369,955           14,775,078
   Dillards, Inc. Class A                     4,763               56,263
+  Dollar General                           754,162           14,234,808
*  Federated Department Stores               10,452              365,820
   Gap, Inc.                                188,693            4,811,672
   Harcourt General, Inc.                    34,392            1,967,222
   J.C. Penney Company, Inc.                 13,463              146,410
*  K Mart Corporation                        25,036              133,004
*  Kohls Corporation                         17,170            1,047,370
   Limited, Inc.                             21,932              374,215
   Longs Drugstores Corporation               1,868               45,066
   May Department Stores Company             15,416              504,874
   Nordstrom, Inc.                            6,674              121,383
*  Office Depot, Inc.                        15,421              109,875
   RadioShack Corporation                     9,622              411,942
*  Safeway, Inc.                            223,242           13,952,625
   Sears Roebuck & Company                   17,298              601,106
   Sherwin Williams Company                   8,308              218,604
*+ Staples, Inc.                            481,430            5,686,890
   Stride Rite Corporation                  246,500            1,725,500
   TJX Companies, Inc.                      338,563            9,395,123
   Target Corporation                       144,472            4,659,222
   Tiffany & Co.                              7,470              236,239


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DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
GROWTH FUND                                  SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
*+ Toys `R' Us, Inc.                         10,464       $      174,618
*  Venator Group, Inc.                      215,700            3,343,350
   Walgreen Company                         128,350            5,366,634
   Wal-Mart Stores, Inc.                  1,310,153           69,601,878
                                                          --------------
                                                             162,983,738
                                                          --------------
TELECOMMUNICATIONS--2.2%
   AT&T Corporation                         193,924            3,357,309
   Alltel Corporation                        72,092            4,501,244
*+ Amdocs Ltd.                               83,300            5,518,625
   BellSouth Corporation                     96,515            3,951,083
   Centurytel, Inc.                           7,280              260,260
   GN Store Nord (Denmark)                   30,900              539,647
*+ Global Crossing Ltd.                      45,754              654,854
   Lucent Technologies, Inc.                172,494            2,328,669
   Nokia Corporation ADR (Finland)          171,100            7,442,850
   Nortel Networks Corporation
     (Canada)                               277,626            8,901,384
   Nortel Networks Corporation
     (foreign shares) (Canada)               39,400            1,266,225
*+ ONI Systems Corporation                   16,700              660,694
   SBC Communications, Inc.                 334,556           15,975,049
   Sprint Corporation (FON Group)            45,679              927,855
*+ Sprint Corporation (PCS Group)            48,168              984,434
*+ TeleCorp PCS, Inc.                        10,100              225,988
*  Triton PCS Holdings, Inc.                  8,400              285,075
   Verizon Communications                   286,842           14,377,955
*  WorldCom, Inc.                           148,743            2,082,402
                                                          --------------
                                                              74,241,602
                                                          --------------
TEXTILES, CLOTHING & FABRICS--0.1%
*  Columbia Sportswear Company                8,000              398,000
   Liz Claiborne, Inc.                        2,678              111,472
*  Nautica Enterprises, Inc.                  9,100              138,633
   Nike, Inc. Class B                        13,975              779,980
*  Reebok International Ltd.                 30,489              833,569
   VF Corporation                             5,886              213,309
   Wolverine World Wide, Inc.                 4,200               64,050
                                                          --------------
                                                               2,539,013
                                                          --------------
TRANSPORTATION--0.2%
   Alexander & Baldwin, Inc.                108,500            2,848,125
   Brunswick Corporation                      4,476               73,574
   Burlington Northern Santa Fe              20,345              576,018
   CSX Corporation                           11,237              291,460
*  FMC Corporation                            1,582              113,410
*  FedEx Corporation                         18,859              753,606
*  Heartland Express, Inc.                   10,200              232,688
*  Landstar System, Inc.                      1,700               94,244
   Norfolk Southern Corporation              19,786              263,401
*  Swift Transportation Company,
     Inc.                                    21,800              431,913
*  Transportacion Maritima
     Mexicana SA ADR (Mexico)                 2,400               26,400
   Union Pacific Corporation                 12,828              651,021
   United Parcel Service, Inc. Class B        6,900              405,806
                                                          --------------
                                                               6,761,666
                                                          --------------
UTILITIES--0.9%
*+ AES Corporation                          109,222            6,048,168
   Ameren Corporation                         7,103              328,958
   American Electric Power, Inc.             16,588              771,342
   Black Hills Corporation                   62,400            2,792,400
   CMS Energy Corporation                     6,259              198,332
*+ Calpine Corporation                      201,090       $    9,061,618
   Cinergy Corporation                        8,228              289,009
   Consolidated Edison, Inc.                 10,965              422,153
   Constellation Energy Group                 7,810              351,938
   DTE Energy Company                         7,387              287,631
   Dominion Resources, Inc.                  12,382              829,594
   Duke Energy Corporation                   19,093            1,627,678
   Edison International                      16,793              262,391
   Entergy Corporation                       11,527              487,736
   FPL Group, Inc.                            9,159              657,158
   Firstenergy Corporation                   11,671              368,366
   GPU, Inc.                                  6,281              231,219
*  Ionics, Inc.                              50,700            1,438,613
*  Niagara Mohawk Holdings, Inc.              8,194              136,737
   NiSource, Inc.                            10,463              321,737
   PG&E Corporation                          20,016              400,320
   PPL Corporation                            7,503              339,042
   Pinnacle West Capital Corporation          4,385              208,836
   Public Service Enterprise Group,
     Inc.                                    11,085              539,008
   Reliant Energy, Inc.                      15,259              660,905
   Southern Company                          34,896            1,160,292
   TXU Corporation                           13,362              592,104
                                                          --------------
                                                              30,813,285
                                                          --------------
TOTAL COMMON STOCKS
     (Cost $3,038,663,774)                                 3,233,686,969
                                                          --------------
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.0%
   NiSource, Inc.
     (Cost $2)                                    1                    3
                                                          --------------


--------------------------------------------------------------------------------
    COUPON           MATURITY
     RATE              DATE                    FACE                VALUE
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.0%
--------------------------------------------------------------------------------
U.S. TREASURY BILLS--0.0%
** U.S. Treasury Bill
         5.660%    03/22/2001
     (Cost $493,554)                    $   500,000              493,554
                                                          --------------
--------------------------------------------------------------------------------
CASH EQUIVALENTS--7.2%
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.4%
++ Merrimac Money Market
     Fund                                12,984,782           12,984,782

BANK & CERTIFICATE DEPOSITS/
     OFFSHORE TIME DEPOSITS--3.0%
++ American Express Centurion Bank
         6.690%    01/09/2001             8,078,356            8,078,356
++ American Express Centurion Bank
         6.630%    01/18/2001             8,667,562            8,667,562
++ Bank of Montreal
         6.563%    01/05/2001            10,078,354           10,078,354
++ Bayerische Hypovereinsbank
         6.650%    01/10/2001             8,062,690            8,062,690
++ Bayerische Hypovereinsbank
         6.500%    01/02/2001             8,062,681            8,062,681
++ BNP Paribas
         6.690%    01/11/2001            21,737,584           21,737,584
++ Harris Bank & Trust
         6.500%    01/02/2001             8,062,685            8,062,685
++ Royal Bank of Scotland PLC
         6.563%    01/02/2001            10,078,358           10,078,358

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
GROWTH FUND
--------------------------------------------------------------------------------
COUPON            MATURITY
RATE                DATE                       FACE                VALUE
--------------------------------------------------------------------------------
CASH EQUIVALENTS--(CONTINUED)
--------------------------------------------------------------------------------
++ Toronto Dominion Bank
         6.813%    01/03/2001           $16,125,370       $   16,125,370
                                                          --------------
                                                              98,953,640
                                                          --------------
FLOATING RATE INSTRUMENTS/
     MASTER NOTES--3.8%
++ Banc One
         6.804%    07/02/2001            10,067,911           10,067,911
++ Bank of America
         6.670%    03/22/2001             9,675,967            9,675,967
++ Bank of America
         6.640%    01/16/2001            11,438,868           11,438,868
++ BB&T Corporation
         6.666%    11/20/2001            10,065,142           10,065,142
++ CS First Boston
         6.790%    01/02/2001            24,549,348           24,549,348
++ First Union National Bank
         6.670%    05/09/2001             4,031,340            4,031,340
++ Fleet National Bank
         6.850%    04/30/2001             5,080,017            5,080,017
++ Goldman Sachs & Co
         6.710%    02/13/2001            11,035,114           11,035,114
++ Morgan Stanley Dean Witter & Co
         6.850%    04/04/2001            15,000,000           15,000,000
++ Morgan Stanley Dean Witter & Co
         6.660%    01/16/2001            16,500,000           16,500,000
++ Morgan Stanley Dean Witter & Co
         6.650%    09/14/2001            10,078,358           10,078,358
                                                          --------------
                                                             127,522,065
                                                          --------------
TOTAL CASH EQUIVALENTS
   (Cost $239,460,487)                                       239,460,487
                                                          --------------
REPURCHASE AGREEMENTS--4.8%

IBT Repurchase Agreement
   dated 12/29/2000 due 01/02/2001, with a maturity
   value of $160,413,304 and an effective yield of
   5.18% collateralized by Federal National Mortgage
   Association with rates ranging from 5.66% to
   8.367%, maturity dates ranging from 01/05/2004 to
   05/01/2030 and an aggregate market value of $95,851,599,
   Federal Home Loan Mortgage Corporation with rates
   ranging from 5.80% to 6.997%, maturity dates ranging
   from 05/15/2008 to 06/01/2030 and an aggregate
   market value of $24,821,354, Countrywide Home Equity
   Loan with a rate of 7.500%, a maturity date of
   09/25/2027 and a market value of $25,250,000, Small
   Business Association with rates ranging from 7.625% to
   9.875%, maturity dates ranging from 03/25/2017 to
   02/25/2025 and an aggregate market value of
   $17,422,295, Student Loan Marketing Association
   with a rate of 6.504%, a maturity date of 10/25/2010
  and a market value of $4,996,378.    $160,338,979       $  160,338,979
                                                          --------------
TOTAL INVESTMENTS--108.5%
   ***(Cost $3,438,956,795)                                3,633,979,992
Other assets less liabilities(8.5%)                         (284,362,117)
                                                          --------------
NET ASSETS--100.0%                                        $3,349,617,875
                                                          ==============


NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust
*     Non-income producing security.
**    Security has been pledged as collateral for futures contracts.
*** The aggregate identified cost for federal income tax purposes is $3,459,130,899. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                          $ 557,685,420
          Unrealized depreciation                           (382,836,327)
                                                          --------------
          Net unrealized appreciation                      $ 174,849,093
                                                          ==============

+     Denotes all or a portion of security on loan (Note 4).
++    Represents collateral received from securities lending transactions.


                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT GROWTH
& INCOME FUND                                SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--97.1%
--------------------------------------------------------------------------------
ADVERTISING--0.3%
*  DoubleClick, Inc.                         27,200         $    299,200
+  Omnicom Group                              7,400              613,275
*  TMP Worldwide, Inc.                        6,400              352,000
                                                            ------------
                                                               1,264,475
                                                            ------------
AEROSPACE & DEFENSE--0.4%
   Lockheed Martin Corporation               21,800              740,110
   Raytheon Company Class B                  21,000              652,312
                                                            ------------
                                                               1,392,422
                                                            ------------
AIRLINES--0.0%
   Southwest Airlines, Inc.                   3,000              100,590
                                                            ------------
AUTOMOTIVE--0.1%
   Ford Motor Company                        18,204              426,656
   Goodyear Tire & Rubber Company             4,400              101,156
                                                            ------------
                                                                 527,812
                                                            ------------
BANKING--10.1%
   Bank of America Corporation               68,500            3,142,437
   Bank of New York Company, Inc.             9,000              496,687
   Bank One Corporation                      43,000            1,574,875
   Capital One Financial Corporation         12,000              789,750
+  Chase Manhattan Corporation               21,250              965,547
   Citigroup, Inc.                          197,878           10,104,121
   Comerica, Inc.                             2,300              136,562
   Fifth Third Bancorp                       29,950            1,789,512
+  Firstar Corporation                       31,800              739,350
   Household International, Inc.             19,500            1,072,500
   JP Morgan & Company, Inc.                 16,500            2,730,750
   MBNA Corporation                          34,700            1,281,731
   National City Corporation                136,100            3,912,875
   Northern Trust Corporation                 5,800              473,062
   State Street Corporation                   3,700              459,577
   Wachovia Corporation                      15,300              889,312
   Washington Mutual, Inc.                  123,600            6,558,525
   Wells Fargo & Company                     17,000              946,687
                                                            ------------
                                                              38,063,860
                                                            ------------
BEVERAGES, FOOD & TOBACCO--5.0%
   Anheuser Busch Companies, Inc.            48,684            2,215,122
   Campbell Soup Company                     59,400            2,056,725
   Conagra, Inc.                             32,400              842,400
   Corn Product International, Inc.          24,700              717,844
   General Mills, Inc.                       27,900             1,243,294
   Heinz HJ Company                          11,500              545,531
   Kellogg Company                           89,300            2,344,125
   Pepsico, Inc.                             55,900            2,770,544
   Philip Morris Companies, Inc.             16,703              734,932
   Quaker Oats Company                       15,300            1,489,837
   Ralston Purina Group                      13,600              355,300
   Sara Lee Corporation                      88,400            2,171,325
   Sysco Corporation                         47,900            1,437,000
                                                            ------------
                                                              18,923,979
                                                            ------------
BUILDING MATERIALS--0.6%
+  Lowe's Companies, Inc.                    49,000            2,180,500
                                                            ------------
CHEMICALS--1.3%
   Air Products & Chemicals, Inc.            33,200            1,361,200
   Clorox Company                            29,900            1,061,450
   Du Pont (E.I.) de Nemours &
     Company                                 18,900              913,106
   Engelhard Corporation                     64,200            1,308,075
*+ Syngenta AG ADR (Switzerland)              8,201         $     89,701
                                                            ------------
                                                               4,733,532
                                                            ------------
COMMERCIAL SERVICES--1.0%
*  Fluor Corporation                         21,100              697,619
+  Massey Energy Company                     19,900              253,725
   Paychex, Inc.                             20,200              982,225
*+ Quintiles Transnational
     Corporation                             60,100            1,258,344
*  Republic Services, Inc.                   16,000              275,000
*  Service Corporation International         46,800               81,900
                                                            ------------
                                                               3,548,813
                                                            ------------
COMMUNICATIONS--1.2%
*+ Brocade Communications
     Systems, Inc.                           12,489            1,146,646
*+ Corvis Corporation                           500               11,906
*  Network Appliance, Inc.                   11,900              764,389
*+ Nextel Communications, Inc.
     Class A                                 21,000              519,750
*  Qualcomm, Inc.                            14,200            1,167,062
*  Qwest Communications
     International, Inc.                     23,046              944,886
                                                            ------------
                                                               4,554,639
                                                            ------------
COMPUTER SOFTWARE & PROCESSING--5.0%
   Adobe Systems, Inc.                       11,900              692,431
*  America Online, Inc.                      21,500              748,200
   Autodesk, Inc.                            28,300              762,331
*  BEA Systems, Inc.                         19,500            1,312,594
*  Cadence Design Systems, Inc.              20,900              574,750
*+ CheckFree Corporation                     30,200            1,300,487
*  Electronic Arts, Inc.                     14,000              596,750
   Electronic Data Systems
     Corporation                             60,500            3,493,875
*  i2 Technologies, Inc.                     14,000              761,250
*  Microsoft Corporation                     44,300            1,927,050
*  Oracle Corporation                        38,500            1,118,906
*  Peoplesoft, Inc.                          34,800            1,294,125
*  Siebel Systems, Inc.                      19,000            1,287,250
*  Sun Microsystems, Inc.                    31,800              886,425
*  Unisys Corporation                        42,600              623,025
*  Veritas Software Corporation              13,500            1,181,250
*+ webMethods, Inc.                           4,000              355,750
                                                            ------------
                                                              18,916,449
                                                            ------------
COMPUTERS & INFORMATION--4.2%
*  Cisco Systems, Inc.                      106,700            4,081,275
   Compaq Computer Corporation               54,400              818,720
*  Comverse Technology, Inc.                  9,800            1,064,525
*+ Dell Computer Corporation                135,300            2,359,294
*  EMC Corporation                           41,800            2,779,700
*  Genuity, Inc.                             22,000              111,375
+  Hewlett-Packard Company                   65,400            2,064,187
   Intel Corporation                         16,900              511,225
   International Business
     Machines Corporation                     4,200              357,000
*  Juniper Networks, Inc.                     7,300              920,256
*  MIPS Technologies Class B                  4,600              117,228
*+ Verisign, Inc.                             8,800              652,850
                                                            ------------
                                                              15,837,635
                                                            ------------
COSMETICS & PERSONAL CARE--0.7%
+  Avon Products, Inc.                       30,200            1,445,825
   Ecolab, Inc.                              12,000              518,250

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT GROWTH
& INCOME FUND                                SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
+  Estee Lauder Companies Class A            17,000         $    744,812
                                                            ------------
                                                               2,708,887
                                                            ------------
DIVERSIFIED--4.0%
*  Berkshire Hathaway, Inc. Class A              19            1,349,000
   General Electric Company                 125,400            6,011,362
   Minnesota Mining &
     Manufacturing Company (3M)              10,500            1,265,250
+  Tyco International Ltd.                  117,800            6,537,900
                                                            ------------
                                                              15,163,512
                                                            ------------
ELECTRIC UTILITIES--0.3%
   Exelon Corporation                        17,100            1,200,591
                                                            ------------
ELECTRONICS--4.6%
*  Agilent Technologies, Inc.                30,814            1,687,067
*+ Altera Corporation                        17,100              449,944
*+ Applied Micro Circuits
     Corporation                             10,000              750,469
*  Axcelis Technologies, Inc.                38,900              345,237
   Emerson Electric Company                  31,400            2,474,712
*  General Motors
     Corporation Class H                     17,300              397,900
*  Intersil Holding Corporation              13,300              305,069
   Koninklijke (Royal) Philips
     Electronics NV (Netherlands)             9,500              344,375
+  Linear Technology Corporation             27,000            1,248,750
*+ MIPS Technologies, Inc.                    1,000               26,687
*  Micron Technology, Inc.                   44,100            1,565,550
*+ Novellus System, Inc.                     19,600              704,375
*+ PMC-Sierra, Inc.                          19,000            1,493,875
*+ RF Micro Devices, Inc.                    13,900              381,381
   Sony Corporation ADR (Japan)               8,000              558,000
*  Teradyne, Inc.                            91,300            3,400,925
+  Texas Instruments, Inc.                   24,090            1,141,264
                                                            ------------
                                                              17,275,580
                                                            ------------
ENTERTAINMENT & LEISURE--1.4%
   Carnival Corporation                      74,000            2,280,125
   Hasbro, Inc.                              35,000              371,875
+  Time Warner, Inc.                         43,800            2,288,112
   Walt Disney Company                       12,900              373,294
                                                            ------------
                                                               5,313,406
                                                            ------------
FINANCIAL SERVICES--3.6%
   American Express Company                  32,800            1,801,950
   Charles Schwab & Company, Inc.            50,100            1,421,587
   Federal National Mortgage
     Association                             20,000            1,735,000
   Goldman Sachs Group, Inc. (The)            7,800              834,112
*  Indymac Mortgage Holdings                 59,500            1,755,250
   Merrill Lynch & Company, Inc.             17,400            1,186,462
   Morgan Stanley Dean
     Witter & Company                        32,600            2,583,550
+  USA Education, Inc.                       31,000            2,108,000
                                                            ------------
                                                              13,425,911
                                                            ------------
FOREST PRODUCTS & PAPER--1.7%
   Kimberly-Clark Corporation                80,300            5,676,407
   Weyerhauser Company                       16,900              857,675
                                                            ------------
                                                               6,534,082
                                                            ------------
HEALTH CARE PROVIDERS--1.7%
*  PacifiCare Health Systems, Inc.            7,000              105,000
   Tenet Healthcare Corporation              93,400         $  4,150,462
   UnitedHealth Group, Inc.                  32,300            1,982,412
                                                            ------------
                                                               6,237,874
                                                            ------------
HEAVY MACHINERY--3.6%
*  Applied Materials, Inc.                   66,400            2,535,650
   Baker Hughes, Inc.                        74,800            3,108,875
   Caterpillar, Inc.                         33,800            1,599,162
   Dover Corporation                         11,000              446,187
   Eaton Corporation                         15,100            1,135,331
+  Grainger WW, Inc.                         10,000              365,000
*  Lam Research Corporation                   6,000               87,000
   Stanley Works                             44,800            1,397,200
   United Technologies Corporation           26,200            2,059,975
*+ Weatherford International, Inc.           13,300              628,425
                                                            ------------
                                                              13,362,805
                                                            ------------
HOME FURNISHINGS & APPLIANCES--0.2%
   Corning, Inc.                             10,800              570,375
                                                            ------------
HOUSEHOLD PRODUCTS--1.0%
   Illinois Tool Works, Inc.                 62,300            3,710,744
                                                            ------------
INSURANCE--6.7%
   ACE Ltd. (Bermuda)                        74,200            3,148,862
   Allstate Corporation                      12,500              544,531
   American General Corporation              27,100            2,208,650
   American International Group, Inc.        38,500            3,794,656
   Chubb Corporation                         20,700            1,790,550
   Cigna Corporation                         25,000            3,307,500
   Cincinnati Financial Corporation          20,800              822,900
   Hartford Financial Services Group         12,400              875,750
   Jefferson Pilot Corporation                9,000              672,750
   Lincoln National Corporation              10,914              516,369
   MBIA, Inc.                                23,100            1,712,288
   PMI Group, Inc.                           10,100              683,644
   St. Paul Companies, Inc.                  15,400              836,413
   Stancorp Financial Group, Inc.            32,300            1,542,325
*  Wellpoint Health Networks                 10,900            1,256,225
   XL Capital Ltd. Class A (Bermuda)         16,000            1,398,000
                                                            ------------
                                                              25,111,413
                                                            ------------
MEDIA--BROADCASTING & PUBLISHING--4.2%
*  AT&T Corporation -
     Liberty Media Group                    193,900            2,629,769
*+ Adelphia Communications
     Corporation Class A                     21,500            1,109,938
*+ Cablevision Systems Corporation           24,500            2,080,969
*  Comcast Corporation Class A               73,400            3,064,450
*  EchoStar Communications
     Corporation Class A                     30,300              689,325
*  Fox Entertainment Group, Inc.             21,300              380,738
   Gannett Company, Inc.                     24,200            1,526,113
*  USA Networks, Inc.                        30,900              600,619
*  Viacom, Inc. Class B                      78,200            3,655,850
                                                            ------------
                                                              15,737,771
                                                            ------------
MEDICAL EQUIPMENT & SUPPLIES--3.7%
   Allergan, Inc.                            17,500            1,694,219
   Applera Corporation - Applied
     Biosystems Group                        13,500            1,269,844
   Baxter International, Inc.                17,900            1,580,794
   Beckman Coulter, Inc.                     26,300            1,102,956
   Becton Dickinson & Company                20,400              706,350
*  Credence Systems Corporation              20,900              480,700
*+ Guidant Corporation                       29,900            1,612,731

DECEMBER 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
VANTAGEPOINT GROWTH
& INCOME FUND                                SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
   Johnson & Johnson                         22,000         $  2,311,375
*+ KLA-Tencor Corporation                    40,300            1,357,606
   Medtronics, Inc.                          30,300            1,829,363
                                                            ------------
                                                              13,945,938
                                                            ------------
METALS & MINING--1.8%
   Alcoa, Inc.                              154,300            5,169,050
   Cooper Industries, Inc.                   35,900            1,649,156
                                                            ------------
                                                               6,818,206
                                                            ------------
OIL & GAS--9.4%
   Anadarko Petroleum Corporation            11,400              810,312
   Apache Corporation                        17,100            1,198,069
+  Ashland, Inc.                             37,800            1,356,642
   Burlington Resources, Inc.                29,400            1,484,700
   Devon Energy Corporation                  15,500              945,035
+  El Paso Energy Corporation                19,400            1,389,525
   Enron Corporation                         37,800            3,142,125
   Equitable Resources, Inc.                 11,700              780,975
   Exxon Mobil Corporation                  107,700            9,363,169
   National Fuel Gas Company                 16,100            1,013,294
*  R&B Falcon Corporation                     9,500              217,906
   Royal Dutch Petroleum Company
     (Netherlands)                            5,100              308,869
   Schlumberger Ltd.                          3,000              239,813
   Shell Transport & Trading Company
     ADR (United Kingdom)                    68,100            3,362,438
   Sunoco, Inc.                              42,000            1,414,875
   Texaco, Inc.                              27,900            1,733,288
+  Transocean Sedco Forex, Inc.              24,400            1,122,400
   USX Marathon Group                        40,300            1,118,325
   Unocal Corporation                        81,400            3,149,163
   Williams Companies, Inc.                  33,000            1,317,938
                                                            ------------
                                                              35,468,861
                                                            ------------
PHARMACEUTICALS--6.6%
   American Home Products
     Corporation                             31,800            2,020,890
*  Amgen, Inc.                                3,500              223,781
+  AstraZeneca Group PLC ADR
     (United Kingdom)                        66,000            3,399,000
   Cardinal Health, Inc.                      6,900              687,413
   Eli Lilly & Company                       13,100            1,219,119
*  Forest Laboratories, Inc.                 15,100            2,006,413
*+ Genentech, Inc.                           14,100            1,149,150
   Merck & Company, Inc.                     28,800            2,696,400
*  Millennium Pharmaceuticals, Inc.           6,000              371,250
   Pfizer, Inc.                             139,800            6,430,800
   Pharmacia Corporation                     48,590            2,963,990
   Schering-Plough Corporation               30,900            1,753,575
                                                            ------------
                                                              24,921,781
                                                            ------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.3%
+  Eastman Kodak Company                     30,200            1,189,125
                                                            ------------
REAL ESTATE--0.2%
+  Archstone Communities Trust               29,400              757,050
                                                            ------------
RESTAURANTS--0.4%
   McDonald's Corporation                    26,700              907,800
*+ Starbucks Corporation                     14,000              619,500
                                                            ------------
                                                               1,527,300
                                                            ------------
RETAILERS--2.6%
*+ AutoNation, Inc.                          44,100         $    264,600
   Circuit City Stores                       38,500              442,750
+  Dollar General                            30,000              566,250
+  Family Dollar Stores, Inc.               106,800            2,289,525
   Gap, Inc.                                 24,000              612,000
   May Department Stores Company             37,200            1,218,300
   RadioShack Corporation                    17,600              753,500
   Walgreen Company                          29,000            1,212,563
   Wal-Mart Stores, Inc.                     38,100            2,024,063
*  Williams-Sonoma, Inc.                     21,000              420,000
                                                            ------------
                                                               9,803,551
                                                            ------------
TELECOMMUNICATIONS--4.1%
   AT&T Corporation                         128,700            2,228,119
   BellSouth Corporation                     35,500            1,453,281
*  Loral Space & Communications               5,800               18,488
   Newport Corporation                        4,000              314,438
   Nokia Corporation ADR (Finland)           62,600            2,723,100
   SBC Communications, Inc.                  29,700            1,418,175
   Sprint Corporation (FON Group)            32,200              654,063
*+ Sprint Corporation (PCS Group)            54,200            1,107,713
   Telefonaktiebolaget LM Ericsson
     ADR (Sweden)                            44,000              492,250
   Verizon Communications                    70,100            3,513,763
*  WorldCom, Inc.                           104,200            1,458,800
                                                            ------------
                                                              15,382,190
                                                            ------------
TEXTILES, CLOTHING & FABRICS--1.0%
*  Jones Apparel Group, Inc.                  9,700              312,219
   Nike, Inc. Class B                        46,000            2,567,375
*  Tommy Hilfiger Corporation                21,300              209,006
   VF Corporation                            15,000              543,600
                                                            ------------
                                                               3,632,200
                                                            ------------
TRANSPORTATION--0.9%
   Canadian National Railway
     Company (Canada)                        64,200            1,905,938
   Galileo International, Inc.               15,300              306,000
   Norfolk Southern Corporation              27,300              363,431
   Union Pacific Corporation                 13,000              659,750
                                                            ------------
                                                               3,235,119
                                                            ------------
UTILITIES--3.2%
*+ AES Corporation                           28,500            1,578,188
   American Electric Power, Inc.             30,800            1,432,200
   Cinergy Corporation                       21,300              748,163
   Edison International                      22,000              343,750
   Entergy Corporation                        4,100              173,481
   FPL Group, Inc.                            6,200              444,850
*  Niagara Mohawk Holdings, Inc.             22,000              367,125
   NiSource, Inc.                            47,000            1,445,250
   Northeast Utilities                       21,600              523,800
+  Pinnacle West Capital Corporation         42,500            2,024,063
   Scana Corporation                         29,600              875,050
   Southern Company                          49,700            1,652,525
*  Southern Energy, Inc.                      2,400               67,950
*  TyCom, Ltd. (Bermuda)                     15,000              335,625
                                                            ------------
                                                              12,012,020
                                                            ------------
TOTAL COMMON STOCKS
  (Cost $344,901,135)                                        365,090,998
                                                            ------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT GROWTH
& INCOME FUND
--------------------------------------------------------------------------------
COUPON                MATURITY
RATE                   DATE                    FACE                VALUE
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--0.1%
--------------------------------------------------------------------------------
RETAILERS--0.1%
   Amazon.com, Inc.
   4.750%,   02/01/2009
     (Cost $564,060)                    $   777,000         $    295,260
                                                            ------------
--------------------------------------------------------------------------------
CASH EQUIVALENTS--13.5%
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.4%
++Merrimac Money Market Fund              1,508,292            1,508,292
                                                            ------------
BANK & CERTIFICATE DEPOSITS/
     OFFSHORE TIME DEPOSITS--5.5%
++ American Express Centurion Bank
         6.690%    1/09/2001              4,145,604            4,145,604
++ American Express Centurion Bank
         6.630%    01/18/2001             1,620,779            1,620,779
++ Bank of Montreal
         6.563%    1/05/2001              2,145,604            2,145,604
++ Bayerische Hypovereinsbank
         6.650%    01/10/2001             1,716,484            1,716,484
++ Bayerische Hypovereinsbank
         6.500%    1/02/2001              1,716,484            1,716,484
++ BNP Paribas
         6.690%    01/11/2001             2,003,578            2,003,578
++ Harris Bank & Trust
         6.500%    01/02/2001             1,716,484            1,716,484
++ Royal Bank of Scotland PLC
         6.563%    01/02/2001             2,145,604            2,145,604
++ Toronto Dominion Bank
         6.813%    01/03/2001             3,432,967            3,432,967
                                                            ------------
                                                              20,643,588
                                                            ------------
FLOATING RATE INSTRUMENTS/MASTER NOTES--7.6%
++ Banc One
         6.804%    07/02/2001             2,215,611            2,215,611
++ Bank of America
         6.670%    03/22/2001             1,733,714            1,733,714
++ Bank of America
         6.640%    01/16/2001             2,145,604            2,145,604
++ BB&T Corporation
         6.666%    11/20/2001             4,745,605            4,745,605
++ CS First Boston
         6.790%    01/02/2001             8,002,666            8,002,666
++ First Union National Bank
         6.670%    05/09/2001               858,237              858,237
++ Fleet National Bank
         6.850%    04/30/2001             3,409,163            3,409,163
++ Goldman Sachs & Co
         6.710%    02/13/2001             1,571,211            1,571,211
++Morgan Stanley Dean Witter & Co
         6.850%    04/04/2001             2,000,000            2,000,000
++ Morgan Stanley Dean Witter & Co
         6.650%    09/14/2001             2,145,604            2,145,604
                                                            ------------
                                                              28,827,415
                                                            ------------
TOTAL CASH EQUIVALENTS
   (Cost $50,979,295)                                         50,979,295
                                                            ------------

REPURCHASE AGREEMENTS--3.6%
IBT Repurchase Agreement dated 12/29/2000
   due 01/02/2001, with a maturity value of $13,390,042
   and an effective yield of 5.18% collateralized by
   Small Business Association with a rate of 9.125%,
   a maturity date of 03/25/2023 and a market of
   $24,412, Federal National Mortgage Association
   with rates ranging from 5.24% to 7.467%, maturity
   dates ranging from 03/25/2022 to 08/01/2030 and
   an aggregate market value of $11,062,796 and
   Federal Home Loan Mortgage Corporation ARM with
   a rate of 8.108%, a maturity date of 07/01/2026
   and a market value of $2,964,809.    $13,382,340         $ 13,382,340
                                                            ------------
TOTAL INVESTMENTS--114.3%
  ** (Cost $409,826,830)                                     429,747,893
   Other assets less liabilities--(14.3%)                    (53,611,021)
                                                            ------------
NET ASSETS--100.0%                                          $376,136,872
                                                            ============

NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR   American Depositary Receipt
ARM   Adjustable Rate Mortgage
*     Non-income producing security.
** The aggregate identified cost for federal income tax purposes is $416,692,880. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                           $ 42,078,023
          Unrealized depreciation                            (29,023,010)
                                                            ------------
          Net unrealized appreciation                       $ 13,055,013
                                                            ============

+     Denotes all or a portion of security on loan (Note 4).
++    Represents collateral received from securities lending transactions.


                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT EQUITY
INCOME FUND                                  SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--83.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.7%
   Boeing Company                            40,300         $  2,659,800
   Honeywell International, Inc.             68,775            3,253,917
   Lockheed Martin Corporation               50,000            1,697,500
   TRW, Inc.                                 30,000            1,162,500
                                                            ------------
                                                               8,773,717
                                                            ------------
AUTOMOTIVE--2.4%
   Ford Motor Company                        65,000            1,523,437
   General Motors Corporation               190,000            9,678,125
   Genuine Parts Company                     42,552            1,114,330
                                                            ------------
                                                              12,315,892
                                                            ------------
BANKING--7.6%
   Bank of America Corporation               25,000            1,146,875
   Bank One Corporation                      55,000            2,014,375
+  Chase Manhattan Corporation               92,007            4,180,568
   Citigroup, Inc.                           72,269            3,690,236
   First Union Corporation                  125,304            3,485,018
   Fleet Boston Financial
     Corporation                            184,408            6,926,825
   JP Morgan & Company, Inc.                 10,817            1,790,213
   Mellon Financial Corporation              64,856            3,190,104
   Mercantile Bankshares
     Corporation                             30,400            1,312,900
   National City Corporation                 27,000              776,250
   PNC Financial Services Group              59,400            4,339,912
   Washington Mutual, Inc.                   93,097            4,939,960
   Wells Fargo & Company                     31,300            1,743,019
                                                            ------------
                                                              39,536,255
                                                            ------------
BEVERAGES, FOOD & TOBACCO--4.3%
   Brown Forman Corporation
     Class B                                 20,500            1,363,250
   Campbell Soup Company                     26,712              924,903
   General Mills, Inc.                       69,022            3,075,793
   Heinz HJ Company                         135,549            6,430,106
   Hershey Foods Corporation                 40,900            2,632,937
   Philip Morris Companies, Inc.            111,800            4,919,200
   UST, Inc.                                 56,537            1,586,570
   Whitman Corporation                       85,794            1,404,877
                                                            ------------
                                                              22,337,636
                                                            ------------
CHEMICALS--2.5%
   Clorox Company                            30,000            1,065,000
   Dow Chemicals Company                     39,771            1,456,613
   Du Pont (E.I.) de Nemours
     & Company                               41,446            2,002,360
   Great Lakes Chemical
     Corporation                             30,500            1,134,219
   Hercules, Inc.                            48,000              915,000
   International Flavors &
     Fragrances                              45,900              932,344
   Lyondell Chemical Company                114,500            1,753,281
   Occidental Petroleum
     Corporation                            162,500            3,940,625
                                                            ------------
                                                              13,199,442
                                                            ------------
COMMERCIAL SERVICES--6.0%
*  Dun & Bradstreet Corporation              37,500              970,312
   Halliburton Company                       90,900            3,295,125
   RR Donnelley & Sons Company               70,000            1,890,000
   The Servicemaster Company                495,600            5,699,400
   Waste Management, Inc.                   706,900           19,616,475
                                                            ------------
                                                              31,471,312
                                                            ------------
COMPUTER SOFTWARE & PROCESSING--0.4%
*  BMC Software, Inc.                        50,000              700,000
*  Microsoft Corporation                     30,000            1,305,000
                                                            ------------
                                                               2,005,000
                                                            ------------
COMPUTERS & INFORMATION--1.1%
   Compaq Computer Corporation               50,000              752,500
   Hewlett-Packard Company                   47,200            1,489,750
   IMS Health, Inc.                          96,800            2,613,600
   Intel Corporation                         30,000              907,500
                                                            ------------
                                                               5,763,350
                                                            ------------
COSMETICS & PERSONAL CARE--0.7%
   Gillette Company                          53,000            1,914,625
   Procter & Gamble Company                  25,000            1,960,937
                                                            ------------
                                                               3,875,562
                                                            ------------
DIVERSIFIED--0.3%
   Minnesota Mining &
     Manufacturing Company (3M)              15,090            1,818,345
                                                            ------------
ELECTRONICS--1.2%
   Emerson Electric Company                  65,500            5,162,219
   Motorola, Inc.                            65,000            1,316,250
                                                            ------------
                                                               6,478,469
                                                            ------------
ENTERTAINMENT & LEISURE--0.4%
   Walt Disney Company                       75,000            2,170,312
                                                            ------------
FINANCIAL SERVICES--2.3%
   CIT Group, Inc. Class A                  197,900            3,982,737
   Federal National Mortgage
     Association                             31,806            2,759,170
   Moody's Corporation                       75,000            1,926,562
+  USA Education, Inc.                       49,500            3,366,000
                                                            ------------
                                                              12,034,469
                                                            ------------
FOREST PRODUCTS & PAPER--1.3%
   Georgia-Pacific Group                      9,254              288,043
   International Paper Company              112,668            4,598,263
   Kimberly-Clark Corporation                24,259            1,714,869
                                                            ------------
                                                               6,601,175
                                                            ------------
HEAVY MACHINERY--2.5%
   Baker Hughes, Inc.                       150,600            6,259,312
   Black & Decker Corporation                40,000            1,570,000
   Pall Corporation                          79,500            1,694,344
   Rockwell International
     Corporation                             30,000            1,428,750
   Stanley Works                             65,000            2,027,187
                                                            ------------
                                                              12,979,593
                                                            ------------
HOUSEHOLD PRODUCTS--0.8%
+  Fortune Brands, Inc.                      42,765            1,282,950
   Illinois Tool Works, Inc.                 48,500            2,888,781
                                                            ------------
                                                               4,171,731
                                                            ------------
INDUSTRIAL--DIVERSIFIED--0.3%
+  Hanson PLC ADR
     (United Kingdom)                        49,400            1,691,950
                                                            ------------
INSURANCE--8.0%
*  Aetna, Inc.                              166,100            6,820,481
   Allstate Corporation                     132,100            5,754,606
   American General Corporation              26,783            2,182,815
   Aon Corporation                          146,100            5,003,925
   Chubb Corporation                         15,700            1,358,050
   Cigna Corporation                         20,400            2,698,920
*  Fairfax Financial Holdings Ltd.
     (Canada)                                37,700            5,737,803

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT EQUITY
INCOME FUND                                  SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
   Hartford Financial Services
     Group                                   56,100         $  3,962,063
   Lincoln National Corporation              25,286            1,196,344
   Unumprovident Corporation                 70,000            1,881,250
   XL Capital Ltd. Class A
     (Bermuda)                               59,500            5,198,813
                                                            ------------
                                                              41,795,070
                                                            ------------
LODGING--2.4%
   Hilton Hotels Corporation                180,000            1,890,000
   Marriott International Class A           214,000            9,041,500
   Starwood Hotels & Resorts
     Worldwide, Inc. REIT                    53,000            1,868,250
                                                            ------------
                                                              12,799,750
                                                            ------------
MEDIA-BROADCASTING & PUBLISHING-4.1%
   Hollinger International, Inc.            610,000            9,683,750
+  Knight Ridder, Inc.                      188,000           10,692,500
   Reader's Digest Association,
     Inc. Class A                            26,000            1,017,250
                                                            ------------
                                                              21,393,500
                                                            ------------
MEDICAL EQUIPMENT & SUPPLIES--0.2%
   Becton Dickinson & Company                35,000            1,211,875
                                                            ------------
METALS & MINING--2.7%
   Alcoa, Inc.                               60,000            2,010,000
   Cooper Industries, Inc.                   40,000            1,837,500
   De Beers ADR (South Africa)              363,000            9,710,250
   Hubbell, Inc. Class B                     30,000              795,000
                                                            ------------
                                                              14,352,750
                                                            ------------
OFFICE EQUIPMENT & SUPPLIES--0.2%
   Ikon Office Solutions, Inc.              308,200              770,500
   Xerox Corporation                         46,000              212,750
                                                            ------------
                                                                 983,250
                                                            ------------
  OIL & GAS--7.1%
+  Amerada Hess Corporation                  30,000            2,191,875
   BP Amoco PLC ADR
     (United Kingdom)                       184,654            8,840,310
   Chevron Corporation                       26,966            2,276,942
   Exxon Mobil Corporation                   57,380            4,988,474
   Phillips Petroleum Company                88,200            5,016,375
   Royal Dutch Petroleum
     Company (Netherlands)                   30,781            1,864,174
   Texaco, Inc.                             132,032            8,202,488
   Unocal Corporation                        45,000            1,740,938
   Williams Companies, Inc.                  45,500            1,817,156
                                                            ------------
                                                              36,938,732
                                                            ------------
PHARMACEUTICALS--2.5%
   Abbott Laboratories                       65,000            3,148,438
   American Home Products
     Corporation                             43,947            2,792,832
   Bristol-Myers Squibb
     Company                                 54,100            4,000,019
   Pharmacia Corporation                     47,436            2,893,596
                                                            ------------
                                                              12,834,885
                                                            ------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.3%
+  Eastman Kodak Company                     42,741            1,682,927
                                                            ------------
REAL ESTATE--1.3%
   Crescent Real Estate Equities
     Co. REIT                                97,100            2,160,475
+  Rouse Company REIT                       100,000            2,550,000
   Simon Property Group, Inc.
     REIT                                    80,000            1,920,000
                                                            ------------
                                                               6,630,475
                                                            ------------
RESTAURANTS--2.6%
*  Tricon Global Restaurants, Inc.          285,000            9,405,000
   Wendy's International, Inc.              167,000            4,383,750
                                                            ------------
                                                              13,788,750
                                                            ------------
RETAILERS--2.3%
   J.C. Penney Company, Inc.                151,721            1,649,966
*  K Mart Corporation                       340,500            1,808,906
   May Department Stores
     Company                                 45,265            1,482,429
*  Neiman Marcus Group, Inc.
     Class A                                 62,500            2,222,656
   Nordstrom, Inc.                           60,000            1,091,250
*+ Toys `R' Us, Inc.                        235,200            3,924,900
                                                            ------------
                                                              12,180,107
                                                            ------------
TELECOMMUNICATIONS--5.1%
   AT&T Corporation                         549,200            9,508,025
+  Alltel Corporation                        36,700            2,291,456
   Lucent Technologies, Inc.                 50,000              675,000
   SBC Communications, Inc.                 106,300            5,075,825
   Sprint Corporation
     (FON Group)                             50,000            1,015,625
   Verizon Communications                   157,141            7,876,693
                                                            ------------
                                                              26,442,624
                                                            ------------
TRANSPORTATION--2.7%
   Burlington Northern Santa Fe              93,500            2,647,219
*  FedEx Corporation                        214,000            8,551,440
   Norfolk Southern Corporation              69,540              925,751
   Union Pacific Corporation                 40,997            2,080,598
                                                            ------------
                                                              14,205,008
                                                            ------------
UTILITIES--6.1%
   Cinergy Corporation                      157,700            5,539,213
   Duke Energy Corporation                    9,584              817,036
   Entergy Corporation                      144,800            6,126,850
   FPL Group, Inc.                           29,040            2,083,620
   Firstenergy Corporation                  101,000            3,187,813
   Northeast Utilities                      261,400            6,338,950
   Reliant Energy, Inc.                     118,600            5,136,863
   Scottish Power PLC ADR
     (United Kingdom)                        25,416              770,423
   Southern Company                          49,305            1,639,391
                                                            ------------
                                                              31,640,159
                                                            ------------
TOTAL COMMON STOCKS
  (Cost $398,647,581)                                        436,104,072
                                                            ------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT EQUITY
INCOME FUND
--------------------------------------------------------------------------------
    COUPON             MATURITY
      RATE              DATE                   FACE                VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER--1.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%
Wisconsin Energy Corporation
         6.520%    02/08/2001            $4,000,000         $  3,971,022
                                                            ------------
FINANCIAL SERVICES--0.2%
Sand Dollar Funding LLC
         6.600%    01/29/2001             1,000,000              994,500
                                                            ------------
SPECIAL PURPOSE ENTITY--0.3%
Delaware Funding Corporation
         6.370%    02/27/2001             1,500,000            1,484,340
                                                            ------------
TOTAL COMMERCIAL PAPER
  (Cost $6,449,862)                                            6,449,862
                                                            ------------
--------------------------------------------------------------------------------
CASH EQUIVALENTS--3.7%
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.2%
++Merrimac Money Market Fund                776,425              776,425
                                                            ------------
BANK & CERTIFICATE DEPOSTIS/
  OFFSHORE TIME DEPOSITS--1.3%
++American Express Centurion Bank
         6.690%    01/09/2001               809,582              809,582
++American Express Centurion Bank
         6.630%    01/18/2001               647,665              647,665
++Bank of Montreal
         6.563%    01/05/2001               809,582              809,582
++Bayerische Hypovereinsbank
         6.650%    01/10/2001               647,665              647,665
++Bayerische Hypovereinsbank
         6.500%    01/02/2001               647,668              647,668
++BNP Paribas
         6.690%    01/11/2001               513,208              513,208
++Harris Bank & Trust
         6.500%    01/02/2001               647,665              647,665
++Royal Bank of Scotland PLC
         6.563%    01/02/2001               809,582              809,582
++Toronto Dominion Bank
         6.813%    01/03/2001             1,295,330            1,295,330
                                                            ------------
                                                               6,827,947
                                                            ------------
FLOATING RATE INSTRUMENTS/
  MASTER NOTES--2.2%
++Banc One
         6.804%    07/02/2001               809,581              809,581
++Bank of America
         6.670%    03/22/2001               819,091              819,091
++Bank of America
         6.640%    01/16/2001               320,755              320,755
++BB&T Corporation
         6.666%    11/20/2001               809,582              809,582
++CS First Boston
         6.790%    01/02/2001             3,381,916            3,381,916
++First Union National Bank
         6.670%    05/09/2001               323,833              323,833
++Fleet National Bank
         6.850%    04/30/2001             2,688,813            2,688,813
++Goldman Sachs & Co
         6.710%    02/13/2001               668,032              668,032
++Morgan Stanley Dean
   Witter & Co
         6.850%    04/04/2001             1,000,000            1,000,000
++Morgan Stanley Dean
   Witter & Co
         6.650%    09/14/2001               809,582              809,582
                                                            ------------
                                                              11,631,185
                                                            ------------
TOTAL CASH EQUIVALENTS
  (Cost $19,235,557)                                          19,235,557
                                                            ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--13.7%
--------------------------------------------------------------------------------
IBT Repurchase Agreement dated 12/29/2000
   due 01/02/2001, with a maturity value of
   $71,649,926 and an effective yield of 5.18%
   collateralized by Government National Mortgage
   Association ARM with a rate of 7.75%, maturity
   dates ranging 08/20/2023 to 08/20/2024 and
   an aggregate market value of $22,777,400,
   Federal National Mortgage Association ARM
   with rates ranging from 6.80% to 7.84%,
   maturity dates ranging from 11/16/2009 to
   08/01/2031 and an aggregate market
   value of $52,412,537.                 71,608,712           71,608,712
                                                            ------------
TOTAL INVESTMENTS--102.0%
** (Cost $495,941,712)                                       533,398,203
Other assets less liabilities--(2.0%)                        (10,443,998)
                                                            ------------
NET ASSETS--100.0%                                          $522,954,205
                                                            ============

NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR  American Depositary Receipt
ARM  Adjustable Rate Mortgage
REIT Real Estate Investment Trust
*    Non-income producing security.
** The aggregate identified cost for federal income tax purposes is $496,838,911. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                            $64,757,923
          Unrealized depreciation                            (28,198,631)
                                                            ------------
          Net unrealized appreciation                        $36,559,292
                                                            ============

+    Denotes all or a portion of security on loan (Note 4).
++   Represents collateral received from securities lending transactions.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT ASSET
ALLOCATION FUND                              SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--54.9%
--------------------------------------------------------------------------------
ADVERTISING--0.1%
+  Interpublic Group, Inc.                   14,100        $     600,131
+  Omnicom Group                              8,300              687,862
   WPP Group PLC
     (United Kingdom)                            39                2,450
                                                           -------------
                                                               1,290,443
                                                           -------------
AEROSPACE & DEFENSE--0.7%
   Boeing Company                            40,992            2,705,472
   General Dynamics Corporation               9,400              733,200
   Honeywell International, Inc.             37,125            1,756,477
   Lockheed Martin Corporation               19,800              672,210
   Northrop Grumman Corporation               3,300              273,900
   Raytheon Company Class B                  15,800              490,787
   TRW, Inc.                                  5,800              224,750
   Textron, Inc.                              6,600              306,900
                                                           -------------
                                                               7,163,696
                                                           -------------
AIRLINES--0.2%
*  AMR Corporation                            6,900              270,394
   Delta Air Lines, Inc.                      5,700              286,069
+  Southwest Airlines, Inc.                  23,075              773,705
*  US Airways Group, Inc.                     3,100              125,744
                                                           -------------
                                                               1,455,912
                                                           -------------
AUTOMOTIVE--0.5%
   Cooper Tire & Rubber Company               3,400               36,125
   Dana Corporation                           7,024              107,555
   Delphi Automotive Systems
     Corporation                             26,235              295,144
   Ford Motor Company                        87,046            2,040,141
   General Motors Corporation                24,900            1,268,344
   Genuine Parts Company                      8,125              212,773
   Goodyear Tire & Rubber
     Company                                  7,200              165,528
   Harley-Davidson, Inc.                     14,200              564,450
   ITT Industries, Inc.                       4,100              158,875
   Johnson Controls, Inc.                     4,000              208,000
*  Navistar International
     Corporation                              2,900               75,944
   Visteon Corporation                        6,004               69,046
                                                           -------------
                                                               5,201,925
                                                           -------------
BANKING--5.0%
   Amsouth Bancorp                           18,500              282,125
   BB&T Corporation                          18,200              679,087
   Bank of America Corporation               75,016            3,441,359
   Bank of New York Company,
     Inc.                                    34,100            1,881,894
   Bank One Corporation                      53,269            1,950,977
   Capital One Financial
     Corporation                              9,100              598,894
   Charter One Financial, Inc.               10,185              294,092
+  Chase Manhattan Corporation               60,520            2,749,878
   Citigroup, Inc.                          231,948           11,843,845
+  Comerica, Inc.                             7,250              430,469
   Fifth Third Bancorp                       21,625            1,292,094
   First Union Corporation                   45,584            1,267,805
+  Firstar Corporation                       43,800            1,018,350
   Fleet Boston Financial
     Corporation                             42,025            1,578,564
   Golden West Financial
     Corporation                              7,400              499,500
   Household International, Inc.             21,719            1,194,545
   Huntington Bancshares, Inc.               11,336              183,502
   JP Morgan & Company, Inc.                  7,400            1,224,700
   KeyCorp                                   20,200              565,600
   MBNA Corporation                          39,627            1,463,722
   Mellon Financial Corporation              22,500            1,106,719
   National City Corporation                 28,100              807,875
   Northern Trust Corporation                10,400              848,250
   PNC Financial Services Group              13,300              971,731
   Regions Financial Corporation             10,200              278,587
   Safeco Corporation                         5,900              193,962
   Southtrust Corporation                     7,700              313,294
   State Street Corporation                   7,500              931,575
   Summit Bancorp                             8,100              309,319
   Suntrust Banks, Inc.                      13,700              863,100
+  Synovus Financial Corporation             13,200              355,575
   UBS AG (Switzerland)                          31                5,065
   US Bancorp                                35,024            1,022,263
   Union Planters Corporation                 6,300              225,225
   Wachovia Corporation                       9,400              546,375
   Washington Mutual, Inc.                   25,043            1,328,844
   Wells Fargo & Company                     75,360            4,196,610
                                                           -------------
                                                              48,745,371
                                                           -------------
BEVERAGES, FOOD & TOBACCO--2.7%
   Adolph Coor Company
     Class B                                  1,700              136,531
   Anheuser Busch Companies, Inc.            42,200            1,920,100
   Archer-Daniels-Midland
     Company                                 29,442              441,630
   Brown Forman Corporation
     Class B                                  3,200              212,800
   Campbell Soup Company                     19,700              682,112
   Coca Cola Company                        114,300            6,965,156
+  Coca Cola Enterprises, Inc.               19,500              370,500
   Conagra, Inc.                             24,700              642,200
   General Mills, Inc.                       13,200              588,225
   Heinz HJ Company                          16,150              766,116
   Hershey Foods Corporation                  6,400              412,000
   Kellogg Company                           18,900              496,125
   Pepsico, Inc.                             66,500            3,295,906
   Philip Morris Companies, Inc.            102,500            4,510,000
   Quaker Oats Company                        6,100              593,987
   Ralston Purina Group                      14,300              373,587
   Sara Lee Corporation                      39,400              967,762
   Supervalu, Inc.                            6,100               84,637
   Sysco Corporation                         31,000              930,000
   UST, Inc.                                  7,500              210,469
   Unilever NV (Netherlands)                 26,334            1,657,396
   WM Wrigley Jr. Company                     5,300              507,806
                                                           -------------
                                                              26,765,045
                                                           -------------
BIO-TECHNOLOGY--0.0%
*  Chiron Corporation                         8,800              391,600
                                                           -------------
BUILDING MATERIALS--0.6%
   Home Depot, Inc.                         106,700            4,874,856
   Louisiana Pacific Corporation              4,800               48,600
   Lowe's Companies, Inc.                    17,800              792,100
   Vulcan Materials Company                   4,700              225,012
                                                           -------------
                                                               5,940,568
                                                           -------------
CHEMICALS--0.7%
   Air Products & Chemicals, Inc.            10,600              434,600
   Avery-Dennison Corporation                 5,200              285,350
   BF Goodrich Company                        4,700              170,962
   Clorox Company                            10,900              386,950
+  Dow Chemicals Company                     31,387            1,149,549
   Du Pont (E.I.) de Nemours &
     Company                                 48,400            2,338,325
   Eastman Chemical Company                   3,575              174,281


108
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DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT ASSET
ALLOCATION FUND                              SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
   Engelhard Corporation                      5,937        $     120,966
   Great Lakes Chemical
     Corporation                              2,600               96,687
   Hercules, Inc.                             4,900               93,406
   International Flavors &
     Fragrances                               4,800               97,500
   Occidental Petroleum
     Corporation                             17,090              414,432
   Praxair, Inc.                              7,300              323,937
   Rohm & Haas Company                       10,075              365,848
   Tupperware Corporation                     2,600               53,137
   Union Carbide Corporation                  6,300              339,019
*  W.R. Grace & Company                       3,300               10,519
                                                           -------------
                                                               6,855,468
                                                           -------------
COMMERCIAL SERVICES--0.5%
*  Allied Waste Industries, Inc.              8,800              128,150
*  Cendant Corporation                       33,500              322,437
*  Ceridian Corporation                       6,700              133,581
*+ Convergys Corporation                      7,200              326,250
+  Deluxe Corporation                         3,300               83,391
   Equifax, Inc.                              6,500              186,469
*  Fluor Corporation                          3,500              115,719
   Halliburton Company                       20,600              746,750
+  Massey Energy Company                      3,500               44,625
   Paychex, Inc.                             17,350              843,644
*+ Quintiles Transnational Corporation        5,300              110,969
*  Robert Half International, Inc.            8,200              217,300
   RR Donnelley & Sons Company                5,600              151,200
   Ryder System, Inc.                         2,700               44,887
+  Vivendi Universal SA ADR (France)         16,297            1,064,398
   Waste Management, Inc.                    28,927              802,724
                                                           -------------
                                                               5,322,494
                                                           -------------
COMMUNICATIONS--1.2%
*+ ADC Telecommunications, Inc.              35,800              648,875
*  Andrew Corporation                         3,787               82,367
*  Avaya, Inc.                               12,868              132,701
*  JDS Uniphase Corporation                  43,300            1,805,069
*  Network Appliance, Inc.                   14,200              912,128
*  Nextel Communications, Inc.
     Class A                                 35,400              876,150
*  Qualcomm, Inc.                            34,500            2,835,469
*  Qwest Communications
     International, Inc.                     75,829            3,108,989
   Scientific Atlanta, Inc.                   7,500              244,219
*+ Tellabs, Inc.                             19,100            1,079,150
                                                           -------------
                                                              11,725,117
                                                           -------------
COMPUTER SOFTWARE & PROCESSING--3.7%
   Adobe Systems, Inc.                       11,200              651,700
*  America Online, Inc.                     106,700            3,713,160
   Autodesk, Inc.                             2,700               72,731
   Automatic Data Processing, Inc.           29,200            1,848,725
*  BMC Software, Inc.                        11,300              158,200
*+ BroadVision, Inc.                         10,000              118,125
*  Citrix Systems, Inc.                       8,600              193,500
   Computer Associates
     International, Inc.                     27,425              534,787
*  Compuware Corporation                     17,000              106,250
   Electronic Data Systems
     Corporation                             21,700            1,253,175
   First Data Corporation                    18,200              958,912
*  Intuit, Inc.                               9,500              374,656
*+ Mercury Interactive Corporation            3,700              333,925
*  Microsoft Corporation                    245,800           10,692,300
*  NCR Corporation                            4,400              216,150
*  Novell, Inc.                              15,300               79,848
*  Oracle Corporation                       258,020            7,498,706
*  Parametric Technology
     Corporation                             12,800              172,000
*  Peoplesoft, Inc.                          12,800              476,000
*  SYNAVANT Inc.                                690                3,234
*  Sapient Corporation                        5,600               66,850
*  Siebel Systems, Inc.                      19,400            1,314,350
*  Sun Microsystems, Inc.                   146,100            4,072,537
*  Unisys Corporation                        14,600              213,525
*  Veritas Software Corporation              18,032            1,577,800
                                                           -------------
                                                              36,701,146
                                                           -------------
COMPUTERS & INFORMATION--4.7%
*  Apple Computer, Inc.                      15,200              226,100
*  Cabletron Systems, Inc.                    8,500              128,031
*  Cisco Systems, Inc.                      331,800           12,691,350
   Compaq Computer
     Corporation                             79,169            1,191,493
*  Computer Sciences
     Corporation                              7,900              474,987
*  Comverse Technology, Inc.                  7,600              825,550
*+ Dell Computer Corporation                119,100            2,076,806
*  EMC Corporation                          100,800            6,703,200
*  Gateway, Inc.                             15,000              269,850
   Hewlett-Packard Company                   91,800            2,897,437
   IMS Health, Inc.                          13,800              372,600
   Intel Corporation                        310,500            9,392,625
+  International Business
     Machines Corporation                    80,900            6,876,500
*  Lexmark International
     Group, Inc.                              6,000              265,875
*  MIPS Technologies Class B                      5                  127
*  Palm, Inc.                                26,224              742,467
   Pitney Bowes, Inc.                        12,000              397,500
   Sabre Holdings Corporation                 5,930              255,731
+  Symbol Technologies, Inc.                  5,000              180,000
*+ Yahoo!, Inc.                              25,400              766,366
                                                           -------------
                                                              46,734,595
                                                           -------------
CONSTRUCTION--0.0%
   Centex Corporation                         2,700              101,419
+  Kaufman and Broad Home
     Corporation                              2,200               74,112
   McDermott International, Inc.              2,700               29,025
   Pulte Corporation                          1,900               80,156
                                                           -------------
                                                                 284,712
                                                           -------------
CONTAINERS & PACKAGING--0.0%
   Ball Corporation                           1,400               64,487
   Bemis Company                              2,500               83,906
*  Pactiv Corporation                         8,100              100,237
*+ Sealed Air Corporation                     3,865              117,882
                                                           -------------
                                                                 366,512
                                                           -------------
COSMETICS & PERSONAL CARE--0.9%
   Alberto Culver Company
     Class B                                  2,600              111,312
+  Avon Products, Inc.                       11,100              531,412
   Colgate-Palmolive Company                 26,800            1,729,940
   Ecolab, Inc.                               6,000              259,125
   Gillette Company                          48,600            1,755,675
   Procter & Gamble Company                  60,300            4,729,781
                                                           -------------
                                                               9,117,245
                                                           -------------
DIVERSIFIED--3.0%
   General Electric Company                 456,500           21,883,469


                                                                             109
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DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT ASSET
ALLOCATION FUND                              SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
   Loews Corporation                          4,600        $     476,387
   Minnesota Mining &
     Manufacturing Company (3M)              18,200            2,193,100
+  Newell Rubbermaid, Inc.                   12,360              281,190
   PerkinElmer, Inc.                          2,200              231,000
   Temple Inland, Inc.                        2,400              128,700
   Tyco International Ltd.                   80,654            4,476,297
                                                           -------------
                                                              29,670,143
                                                           -------------
ELECTRIC UTILITIES--0.2%
   Allegheny Energy, Inc.                     3,800              183,112
   Exelon Corporation                        14,962            1,050,482
+  Progress Energy, Inc.                      7,400              363,987
   Xcel Energy, Inc.                         15,670              455,409
                                                           -------------
                                                               2,052,990
                                                           -------------
ELECTRONICS--1.8%
*  Adaptec, Inc.                              4,800               49,200
*  Advanced Micro Devices, Inc.              14,400              198,900
*  Agilent Technologies, Inc.                21,169            1,159,003
*  Altera Corporation                        18,600              489,412
*  American Power Conversion
     Corporation                              9,000              111,375
*  Analog Devices, Inc.                      16,500              844,594
*+ Broadcom Corporation Class A              10,900              921,050
*  Conexant Systems, Inc.                    10,100              155,287
   Emerson Electric Company                  19,900            1,568,369
*  Energizer Holdings, Inc.                       1                   21
*+ LSI Logic Corporation                     14,300              244,387
+  Linear Technology Corporation             14,500              670,625
*  Maxim Integrated Products, Inc.           13,200              631,125
*  Micron Technology, Inc.                   25,900              919,450
+  Molex, Inc.                                9,175              325,712
   Motorola, Inc.                           100,290            2,030,873
*  National Semiconductor
     Corporation                              8,200              165,025
   National Service Industries, Inc.          1,800               46,237
*+ Novellus System, Inc.                      6,100              219,219
*  Power-One, Inc.                            3,400              133,662
*+ Qlogic Corporation                         4,200              323,400
*  Sanmina Corporation                        6,900              528,712
*  Solectron Corporation                     27,700              939,030
*  Teradyne, Inc.                             8,100              301,725
+  Texas Instruments, Inc.                   79,600            3,771,050
   Thomas & Betts Corporation                 2,700               43,706
*  Vitesse Semiconductor
     Corporation                              8,300              459,094
*  Xilinx, Inc.                              15,000              691,875
                                                           -------------
                                                              17,942,118
                                                           -------------
ENTERTAINMENT & LEISURE--0.8%
   Carnival Corporation                      27,100              835,019
*  Harrah's Entertainment, Inc.               5,650              149,019
   Hasbro, Inc.                               7,975               84,734
   Mattel, Inc.                              19,778              285,594
   Time Warner, Inc.                         61,140            3,193,954
   Walt Disney Company                       96,600            2,795,363
                                                           -------------
                                                               7,343,683
                                                           -------------
FINANCIAL SERVICES--2.3%
   American Express Company                  61,400            3,373,163
   Bear Stearns & Company, Inc.               4,933              250,041
   CIT Group, Inc. Class A                   12,300              247,538
   Charles Schwab & Company,
     Inc.                                    63,422            1,799,599
   Countrywide Credit Industries,
     Inc.                                     5,300              266,325
   Federal Home Loan Mortgage
     Corporation                             32,000            2,204,000
   Federal National Mortgage
     Association                             46,400            4,025,200
   Franklin Resources, Inc.                  11,300              430,530
   H&R Block, Inc.                            4,600              190,325
   Lehman Brothers, Inc.                     11,000              743,875
   Merrill Lynch & Company, Inc.             37,300            2,543,394
   Moody's Corporation                        7,500              192,656
   Morgan Stanley Dean Witter &
     Company                                 51,830            4,107,528
   Old Kent Financial Corporation             6,410              280,438
   Paccar, Inc.                               3,510              172,868
   Providian Financial Corporation           13,200              759,000
   Stillwell Financial Inc.                  10,400              410,150
   T. Rowe Price Group                        5,600              236,687
+  USA Education, Inc.                        7,300              496,400
   Worthington Industries, Inc.               3,975               32,048
                                                           -------------
                                                              22,761,765
                                                           -------------
FOOD RETAILERS--0.2%
   Albertson's, Inc.                         19,742              523,163
*  Kroger Company                            38,000            1,028,375
   Winn Dixie, Inc.                           6,700              129,813
                                                           -------------
                                                               1,681,351
                                                           -------------
FOREST PRODUCTS & PAPER--0.4%
   Boise Cascade Corporation                  2,600               87,425
   Georgia-Pacific Group                     10,438              324,883
   International Paper Company               22,302              910,200
   Kimberly-Clark Corporation                24,620            1,740,388
   Mead Corporation                           4,700              147,463
   Potlatch Corporation                       1,300               43,631
   Westvaco Corporation                       4,600              134,263
   Weyerhauser Company                       10,100              512,575
   Willamette Industries, Inc.                5,100              239,381
                                                           -------------
                                                               4,140,209
                                                           -------------
HEALTH CARE PROVIDERS--0.3%
+  HCA - The Healthcare Company              25,877            1,138,847
*  Healthsouth Corporation                   17,900              291,994
*  Manor Care, Inc.                           4,700               96,938
   Tenet Healthcare Corporation              14,500              644,344
   UnitedHealth Group, Inc.                  14,800              908,350
                                                           -------------
                                                               3,080,473
                                                           -------------
HEAVY MACHINERY--0.8%
*  Applied Materials, Inc.                   37,500            1,432,031
   Baker Hughes, Inc.                        15,380              639,231
   Black & Decker Corporation                 3,900              153,075
   Briggs & Stratton Corporation              1,000               44,375
   Caterpillar, Inc.                         16,200              766,463
   Cummins Engine Company, Inc.               1,900               72,081
   Deere & Company                           10,900              499,356
   Dover Corporation                          9,500              385,344
   Eaton Corporation                          3,400              255,638
+  Grainger WW, Inc.                          4,300              156,950
   Ingersoll Rand Company                     7,550              316,156
   Pall Corporation                           5,766              122,888
   Parker-Hannifin Corporation                5,225              230,553
   Rockwell International
     Corporation                              8,800              419,100
   Stanley Works                              4,100              127,869
   Timken Company                             2,900               43,863
   United Technologies
     Corporation                             21,600            1,698,300
                                                           -------------
                                                               7,363,273
                                                           -------------


110
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DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT ASSET
ALLOCATION FUND                              SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HOME FURNISHINGS & APPLIANCES--0.3%
   Armstrong Holdings, Inc.                   1,800        $       3,713
   Corning, Inc.                             42,400            2,239,250
   Leggett & Platt, Inc.                      9,100              172,331
   Maytag Corporation                         3,600              116,325
   Whirlpool Corporation                      3,400              162,138
                                                           -------------
                                                               2,693,757
                                                           -------------
HOUSEHOLD PRODUCTS--0.2%
   Fortune Brands, Inc.                       7,300              219,000
   Illinois Tool Works, Inc.                 14,000              833,875
*  Owens-Illinois, Inc.                       7,100               40,381
   PPG Industries, Inc.                       8,124              376,243
   Snap-On, Inc.                              2,750               76,656
                                                           -------------
                                                               1,546,155
                                                           -------------
INSURANCE--2.4%
   AFLAC Corporation                         12,200              880,688
*  Aetna, Inc.                                6,537              268,426
   Allstate Corporation                      34,038            1,482,780
   Ambac Financial Group, Inc.                4,950              288,647
   American General Corporation              11,524              939,206
   American International Group,
     Inc.                                   106,635           10,510,212
   Aon Corporation                           11,925              408,431
   Chubb Corporation                          8,160              705,840
   Cigna Corporation                          7,100              939,330
   Cincinnati Financial Corporation           7,500              296,719
+  Conseco, Inc.                             15,106              199,210
   Hartford Financial Services
     Group                                   10,000              706,250
*  Humana, Inc.                               7,800              118,950
   Jefferson Pilot Corporation                4,825              360,669
   Lincoln National Corporation               8,900              421,081
   MBIA, Inc.                                 4,600              340,975
   MGIC Investment Corporation                4,900              330,444
   Marsh & McLennan Companies,
     Inc.                                    12,600            1,474,200
+  Metlife, Inc.                             32,500            1,137,500
   Progressive Corporation                    3,400              352,325
   St. Paul Companies, Inc.                   9,904              537,911
   Torchmark Corporation                      5,900              226,781
   Unumprovident Corporation                 11,118              298,796
*  Wellpoint Health Networks                  2,900              334,225
                                                           -------------
                                                              23,559,596
                                                           -------------
LODGING--0.1%
   Hilton Hotels Corporation                 17,100              179,550
+  Marriott International Class A            11,100              468,975
   Starwood Hotels & Resorts
     Worldwide, Inc. REIT                     9,000              317,250
                                                           -------------
                                                                 965,775
                                                           -------------
MEDIA-BROADCASTING & PUBLISHING--0.9%
   American Greetings Corporation             3,000               28,313
*  Clear Channel Communications              27,200            1,317,500
*  Comcast Corporation Class A               41,800            1,745,150
   Dow Jones & Company, Inc.                  4,200              237,825
   Gannett Company, Inc.                     12,400              781,975
+  Knight Ridder, Inc.                        3,600              204,750
   McGraw-Hill Companies, Inc.                9,100              533,488
   Meredith Corporation                       2,300               74,031
   New York Times Company                     7,900              316,494
+  Tribune Company                           14,367              607,006
*  Viacom, Inc. Class B                      69,881            3,266,937
                                                           -------------
                                                               9,113,469
                                                           -------------
MEDICAL EQUIPMENT & SUPPLIES--1.7%
   Allergan, Inc.                             6,100              590,556
*  Alza Corporation                          10,600              450,500
   Applera Corporation - Applied
     Biosystems Group                         9,700              912,406
   Bard C.R., Inc.                            2,400              111,750
   Bausch & Lomb, Inc.                        2,506              101,336
   Baxter International, Inc.                13,600            1,201,050
   Becton Dickinson & Company                11,700              405,113
   Biomet, Inc.                               7,950              315,516
*  Boston Scientific Corporation             19,000              260,063
*  Guidant Corporation                       14,200              765,913
   Johnson & Johnson                         64,100            6,734,506
*+ KLA-Tencor Corporation                     8,700              293,081
   Medtronics, Inc.                          55,600            3,356,850
*  St. Jude Medical, Inc.                     3,850              236,534
   Stryker Corporation                        9,000              455,310
   Tektronix, Inc.                            4,300              144,856
*  Thermo Electron Corporation                8,000              238,000
                                                           -------------
                                                              16,573,340
                                                           -------------
METALS & MINING--0.5%
+  Alcan Aluminum Ltd. (Canada)              15,500              529,906
   Alcoa, Inc.                               40,260            1,348,710
   Allegheny Technologies, Inc.               3,783               60,055
   Barrick Gold Corporation
     (Canada)                                18,400              301,392
*  Bethlehem Steel Corporation                6,100               10,675
   Cooper Industries, Inc.                    4,400              202,125
   Crane Company                              2,725               77,492
   Danaher Corporation                        6,600              451,275
*  Freeport-McMoRan Copper &
     Gold, Inc.                               7,400               63,363
   Homestake Mining Company                  12,100               50,669
*  Inco Ltd. (Canada)                         8,400              140,784
   Masco Corporation                         21,000              539,438
   Newmont Mining Corporation                 7,768              132,542
   Nucor Corporation                          3,900              154,781
   Phelps Dodge Corporation                   3,628              202,488
   Placer Dome, Inc. (Canada)                15,200              146,300
   USX US Steel Group, Inc.                   4,020               72,360
                                                           -------------
                                                               4,484,355
                                                           -------------
OFFICE EQUIPMENT & SUPPLIES--0.0%
   Xerox Corporation                         31,000              143,375
                                                           -------------
OIL & GAS--4.0%
+  Amerada Hess Corporation                   4,100              299,556
   Anadarko Petroleum Corporation            11,270              801,072
   Apache Corporation                         5,300              371,331
+  Ashland, Inc.                              3,300              118,437
   Burlington Resources, Inc.                10,002              505,101
   Chevron Corporation                       29,600            2,499,350
   Coastal Corporation                        9,900              874,294
   Conoco, Inc. Class B                      29,000              839,188
   Devon Energy Corporation                   5,900              359,723
   Dynegy, Inc.                              14,400              807,300
   EOG Resources, Inc.                        5,400              295,313
+  El Paso Energy Corporation                10,800              773,550
   Enron Corporation                         34,100            2,834,563
   Exxon Mobil Corporation                  160,429           13,947,296
   Kerr - McGee Corporation                   4,371              292,584
   KeySpan Corporation                        6,200              262,725
   Kinder Morgan, Inc.                        3,500              182,656
*  Nabors Industries, Inc.                    6,800              402,220
   Nicor, Inc.                                2,200               95,013
   Oneok, Inc.                                1,300               62,644
   Peoples Energy Corporation                 1,600               71,600
   Phillips Petroleum Company                11,800              671,125

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT ASSET
ALLOCATION FUND                              SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
*  Rowan Companies, Inc.                      4,300        $     116,100
   Royal Dutch Petroleum Company
     (Netherlands)                           98,800            5,983,575
   Schlumberger Ltd.                         26,300            2,102,356
   Sempra Energy                              9,469              220,154
   Sunoco, Inc.                               4,100              138,119
   Texaco, Inc.                              25,700            1,596,613
   Tosco Corporation                          6,700              227,381
+  Transocean Sedco Forex, Inc.               9,711              446,706
   USX Marathon Group                        14,500              402,375
   Unocal Corporation                        11,310              437,556
   Williams Companies, Inc.                  20,500              818,719
                                                           -------------
                                                              39,856,295
                                                           -------------
PHARMACEUTICALS--5.8%
   Abbott Laboratories                       71,300            3,453,594
   American Home Products
     Corporation                             60,500            3,844,775
*  Amgen, Inc.                               47,600            3,043,425
*  Biogen, Inc.                               6,900              414,431
   Bristol-Myers Squibb Company              90,100            6,661,769
   Cardinal Health, Inc.                     12,900            1,285,163
   Eli Lilly & Company                       52,000            4,839,250
*  Forest Laboratories, Inc.                  4,100              544,788
*  King Pharmaceuticals, Inc.                 7,700              397,994
   McKesson HBOC, Inc.                       13,089              469,764
*  MedImmune, Inc.                            9,700              462,569
   Merck & Company, Inc.                    106,000            9,924,250
   Millipore Corporation                      2,200              138,600
   Pfizer, Inc.                             290,800           13,376,800
   Pharmacia Corporation                     59,466            3,627,426
   Schering-Plough Corporation               67,500            3,830,625
   Sigma Aldrich Corporation                  3,900              153,319
*  Watson Pharmaceutical, Inc.                4,500              230,344
                                                           -------------
                                                              56,698,886
                                                           -------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.1%
+  Eastman Kodak Company                     14,200              559,125
   Polaroid Corporation                       2,000               11,625
                                                           -------------
                                                                 570,750
                                                           -------------
RESTAURANTS--0.3%
   Darden Restaurants, Inc.                   5,800              132,675
   McDonald's Corporation                    60,400            2,053,600
*+ Starbucks Corporation                      8,500              376,125
*  Tricon Global Restaurants, Inc.            6,850              226,050
   Wendy's International, Inc.                5,300              139,125
                                                           -------------
                                                               2,927,575
                                                           -------------
RETAILERS--2.5%
*  Autozone, Inc.                             6,200              176,700
*  Bed Bath & Beyond, Inc.                   13,000              290,875
*  Best Buy Company, Inc.                     9,500              280,844
   CVS Corporation                           18,000            1,078,875
   Circuit City Stores                        9,400              108,100
*  Consolidated Stores Corporation            5,100               54,188
*  Costco Wholesale Corporation              20,776              829,742
   Dillards, Inc. Class A                     4,400               51,975
+  Dollar General                            15,240              287,655
*  Federated Department Stores                9,900              346,500
   Gap, Inc.                                 39,687            1,012,019
   Harcourt General, Inc.                     3,302              188,874
   J.C. Penney Company, Inc.                 12,100              131,588
*  K Mart Corporation                        22,500              119,531
*  Kohls Corporation                         15,200              927,200
   Limited, Inc.                             19,900              339,544
   Longs Drugstores Corporation               1,800               43,425
   May Department Stores
     Company                                 13,800              451,950
   Nordstrom, Inc.                            6,200              112,763
*  Office Depot, Inc.                        14,700              104,738
   RadioShack Corporation                     8,600              368,188
*  Safeway, Inc.                             22,900            1,431,250
   Sears Roebuck & Company                   16,400              569,900
   Sherwin Williams Company                   7,600              199,975
*+ Staples, Inc.                             20,900              246,881
   TJX Companies, Inc.                       12,900              357,975
   Target Corporation                        41,300            1,331,925
   Tiffany & Co.                              6,700              211,888
*+ Toys `R' Us, Inc.                         10,000              166,875
   Walgreen Company                          46,500            1,944,281
   Wal-Mart Stores, Inc.                    205,700           10,927,813
                                                           -------------
                                                              24,694,037
                                                           -------------
TELECOMMUNICATIONS--3.3%
   AT&T Corporation                         172,911            2,993,522
   Alltel Corporation                        14,800              924,075
   BellSouth Corporation                     86,300            3,532,906
   Centurytel, Inc.                           6,500              232,375
*+ Global Crossing Ltd.                      41,025              587,170
   Lucent Technologies, Inc.                153,219            2,068,457
   Nortel Networks Corporation
     (Canada)                               142,860            4,580,449
   SBC Communications, Inc.                 156,152            7,456,258
   Sprint Corporation (FON Group)            40,900              830,781
*+ Sprint Corporation (PCS Group)            42,700              872,681
   Verizon Communications                   125,171            6,274,196
*  WorldCom, Inc.                           132,946            1,861,244
                                                           -------------
                                                              32,214,114
                                                           -------------
TEXTILES, CLOTHING & FABRICS--0.1%
   Liz Claiborne, Inc.                        2,500              104,063
   Nike, Inc. Class B                        12,500              697,656
*  Reebok International Ltd.                  2,600               71,084
   VF Corporation                             5,300              192,072
                                                           -------------
                                                               1,064,875
                                                           -------------
TRANSPORTATION--0.2%
   Brunswick Corporation                      4,000               65,750
   Burlington Northern Santa Fe              18,656              528,198
   CSX Corporation                           10,200              264,563
*  FMC Corporation                            1,400              100,363
*  FedEx Corporation                         13,540              541,058
   Norfolk Southern Corporation              17,800              236,963
   Union Pacific Corporation                 11,600              588,700
                                                           -------------
                                                               2,325,595
                                                           -------------
UTILITIES--1.2%
*+ AES Corporation                           21,200            1,173,950
   Ameren Corporation                         6,400              296,400
   American Electric Power, Inc.             14,860              690,990
   CMS Energy Corporation                     5,100              161,606
*  Calpine Corporation                       12,800              576,800
   Cinergy Corporation                        7,400              259,925
   Consolidated Edison, Inc.                  9,800              377,300
   Constellation Energy Group                 6,900              310,931
   DTE Energy Company                         6,600              256,988
   Dominion Resources, Inc.                  11,071              741,757
   Duke Energy Corporation                   17,012            1,450,273
   Edison International                      15,400              240,625
   Entergy Corporation                       10,300              435,819
   FPL Group, Inc.                            8,200              588,350
   Firstenergy Corporation                   10,700              337,719
   GPU, Inc.                                  5,600              206,150
*  Niagara Mohawk Holdings, Inc.              8,000              133,500

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT ASSET
ALLOCATION FUND                              SHARES                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
   NiSource, Inc.                             9,102        $     279,887
   PG&E Corporation                          17,900              358,000
   PPL Corporation                            6,700              302,756
   Pinnacle West Capital
     Corporation                              3,900              185,738
   Public Service Enterprise
     Group, Inc.                              9,900              481,388
   Reliant Energy, Inc.                      13,626              590,176
   Southern Company                          30,100            1,000,825
   TXU Corporation                           11,867              525,856
                                                           -------------
                                                              11,963,709
                                                           -------------
TOTAL COMMON STOCKS
  (Cost $315,695,103)                                        541,493,512
                                                           -------------
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.0%
   NiSource, Inc.
     (Cost $4,066)                            2,321                6,383
                                                           -------------


--------------------------------------------------------------------------------
    COUPON           MATURITY
     RATE              DATE                    FACE                VALUE
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--3.8%
--------------------------------------------------------------------------------
BANKING--1.2%
   Associates Manufactured Housing Corp.
     5.610%        02/15/2022           $ 5,974,473            5,968,872
   Key Bank NA
     5.875%        04/23/2001             6,000,000            5,989,680
                                                           -------------
                                                              11,958,552
                                                           -------------
FINANCIAL SERVICES--2.3%
   Associates Corporation
     5.875%        05/16/2001             8,000,000            7,985,600
   John Deere Capital Corporation,
     Ser. MTNO
     6.690%        10/10/2001             5,000,000            5,012,000
   Merrill Lynch & Company, Inc.
     6.375%        10/01/2001             2,000,000            2,004,200
   Merrill Lynch Mortgage
     Investors, Inc.
     6.650%        11/27/2001             4,865,525            4,867,806
   PACCAR Financial Corporation
     5.450%        08/15/2001             2,500,000            2,487,750
                                                           -------------
                                                              22,357,356
                                                           -------------
HEAVY MACHINERY--0.3%
   Caterpillar Financial Services
     Corporation
     5.470%        09/12/2001             3,500,000            3,479,700
                                                           -------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $37,721,943)                                          37,795,608
                                                           -------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--12.1%
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--12.1%
   Federal Home Loan Bank
     Discount Note
     6.320%        02/14/2001            27,000,000           26,781,960
   Federal Home Loan Bank
     Discount Note
     6.240%        01/17/2001            23,000,000           22,928,240
   Federal Home Loan Mortgage
     Corporation Discount Note
     6.440%        01/23/2001             5,000,000            4,978,533
   Federal Home Loan Mortgage
     Corporation Discount Note
     6.420%        01/10/2001             3,000,000            2,994,115
   Federal Home Loan Mortgage
     Corporation Discount Note
     6.340%        02/06/2001            22,000,000           21,852,771
   Federal Home Loan Mortgage
     Corporation Discount Note
     6.130%        02/20/2001            20,000,000           19,822,911
   Federal National Mortgage
     Association Discount Note
     6.160%        02/13/2001            20,000,000           19,846,000
                                                           -------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $119,204,531)                                        119,204,530
                                                           -------------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--11.7%
--------------------------------------------------------------------------------

U.S. TREASURY BILLS--1.0%
** U.S. Treasury Bill
     5.885%        03/08/2001            10,000,000            9,888,839
                                                           -------------
U.S. TREASURY BONDS--10.7%
   U.S. Treasury Bond
     12.750%       11/15/2010                80,000              105,175
+  U.S. Treasury Bond
     12.000%       08/15/2013             2,500,000            3,532,025
   U.S. Treasury Bond
     11.750%       11/15/2014             3,950,000            5,721,931
   U.S. Treasury Bond
     10.625%       08/15/2015            10,000,000           15,125,000
   U.S. Treasury Bond
     8.875%        02/15/2019            13,466,000           18,508,047
+  U.S. Treasury Bond
     8.750%        05/15/2020             3,215,000            4,416,606
   U.S. Treasury Bond
     8.750%        08/15/2020             2,570,000            3,529,741
   U.S. Treasury Bond
     8.500%        02/15/2020             1,430,000            1,917,520
   U.S. Treasury Bond
     8.125%        05/15/2021             1,400,000            1,826,566
   U.S. Treasury Bond
     8.125%        08/15/2021             3,820,000            4,994,818
   U.S. Treasury Bond
     7.625%        11/15/2022                65,000               81,504
   U.S. Treasury Bond
     7.625%        02/15/2025             1,515,000            1,920,505
   U.S. Treasury Bond
     7.500%        11/15/2016             1,050,000            1,265,576
   U.S. Treasury Bond
     7.500%        11/15/2024             5,910,000            7,379,167
   U.S. Treasury Bond
     7.250%        05/15/2016               635,000              746,919
   U.S. Treasury Bond
     7.125%        02/15/2023             4,000,000            4,766,928
   U.S. Treasury Bond
     6.875%        08/15/2025             3,800,000            4,445,297
+  U.S. Treasury Bond
     6.375%        08/15/2027             6,345,000            7,027,087
+  U.S. Treasury Bond
     6.125%        11/15/2027             6,870,000            7,386,349
+  U.S. Treasury Bond
     6.125%        08/15/2029             1,900,000            2,066,554
+  U.S. Treasury Bond
     5.500%        08/15/2028             6,000,000            5,955,462

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT ASSET
ALLOCATION FUND
--------------------------------------------------------------------------------
    COUPON           MATURITY
     RATE              DATE                    FACE                VALUE
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--(CONTINUED)
--------------------------------------------------------------------------------
   U.S. Treasury Bond
     5.250%        11/15/2028           $ 1,370,000        $   1,313,312
   U.S. Treasury Bond
     5.250%        02/15/2029             1,500,000            1,436,955
                                                           -------------
                                                             105,469,044
                                                           -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $110,760,885)                                        115,357,883
                                                           -------------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--1.2%
--------------------------------------------------------------------------------
AUTOMOTIVE--0.1%
   Mitsubishi Automobile Trust,
     Ser. 2000-1, Class A1
     6.726%        05/15/2001             1,565,321            1,565,321
                                                           -------------
FINANCIAL SERVICES--1.1%
   Household Automotive Trust,
     Ser. 2000-3, Class A1
     6.792%        09/17/2001             4,909,730            4,918,681
   Peoplefirst.com Auto
     Receivables Owner Trust,
     Ser. 2000-2, Class A1
     6.540%        12/15/2001             6,000,000            6,003,750
                                                           -------------
                                                              10,922,431
                                                           -------------
TOTAL ASSET BACKED SECURITIES
  (Cost $12,475,051)                                          12,487,752
                                                           -------------
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--0.5%
--------------------------------------------------------------------------------
BANKING--0.5%
   UBS AG
     6.525%        01/08/2001
     (Cost $4,999,943)                    5,000,000            4,999,943
                                                           -------------
--------------------------------------------------------------------------------
COMMERCIAL PAPER--15.7%
--------------------------------------------------------------------------------
AUTOMOTIVE--0.8%
   General Motors Acceptance
     Corporation
     6.560%        01/11/2001             8,000,000            8,000,000
                                                           -------------
BANKING--1.9%
   Bank of Amercia
     6.650%        02/28/2001            10,000,000           10,000,000
   Household Finance Corporation
     6.505%        02/07/2001             8,000,000            8,000,000
                                                           -------------
                                                              18,000,000
                                                           -------------
CHEMICALS--0.8%
   Du Pont (E.I.) de Nemours
     Company
     6.450%        02/06/2001             8,000,000            7,945,533
                                                           -------------
COMMERCIAL SERVICES--0.8%
   International Lease Finance
     Corporation
     6.480%        01/24/2001             8,000,000            7,964,000
                                                           -------------
DIVERSIFIED--0.8%
   National Rural Utilities
     Cooperative Finance Corporation
     6.500%        01/18/2001             8,000,000            7,972,556
                                                           -------------
FINANCIAL SERVICES--8.2%
   American Express Company
     6.598%        01/16/2001             9,000,000            9,000,000
   American General Financial
     Corporation
     6.530%        01/18/2001             9,000,000            9,000,000
   Bear Stearns Company, Inc.
     6.400%        02/22/2001             9,000,000            8,913,600
   Edison Asset Secur LLC
     6.500%        01/09/2001             7,000,000            6,987,361
   Enterprise Funding Corporation
     6.650%        01/04/2001             6,000,000            5,994,458
   Ford Motor Credit Company
     6.601%        01/18/2001             9,000,000            9,000,000
   General Electric Capital
     Corporation
     6.496%        02/08/2001             8,000,000            8,000,000
   Paccar Financial Corporation
     6.440%        02/09/2001             8,000,000            7,941,324
   Toyota Motor Credit
     Corporation
     6.420%        02/07/2001             8,000,000            7,944,360
   Windmill Funding Corporation
     6.630%        01/09/2001             8,000,000            7,985,267
                                                           -------------
                                                              80,766,370
                                                           -------------
PHARMACEUTICALS--1.6%
   Merck & Company, Inc.
     6.510%        01/23/2001             8,000,000            7,965,280
   Pfizer, Inc.
     6.500%        01/11/2001             8,000,000            7,982,667
                                                           -------------
                                                              15,947,947
                                                           -------------
SPECIAL PURPOSE ENTITY--0.8%
   Greyhawk Funding LLC
     6.590%        01/23/2001             8,000,000            7,964,853
                                                           -------------
TOTAL COMMERCIAL PAPER
  (Cost $154,561,259)                                        154,561,259
                                                           -------------
--------------------------------------------------------------------------------
CASH EQUIVALENTS--5.2%
--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.2%
++ Merrimac Money Market Fund             1,431,095            1,431,095
                                                           -------------
BANK & CERTIFICATE DEPOSTIS/OFFSHORE
  TIME DEPOSITS--1.8%
++ American Express Centurion Bank
     6.690%        01/09/2001             2,156,576            2,156,576
++ American Express Centurion Bank
     6.630%        01/18/2001             1,284,808            1,284,808
++ Bank of Montreal
     6.563%        01/05/2001             2,156,576            2,156,576
++ Bayerische Hypovereinsbank
     6.650%        01/10/2001             1,725,256            1,725,256
++ Bayerische Hypovereinsbank
     6.500%        01/02/2001             1,725,259            1,725,259
++ BNP Paribas
     6.690%        01/11/2001             1,629,171            1,629,171
++ Harris Bank & Trust
     6.500%        01/02/2001             1,725,260            1,725,260
++ Royal Bank of Scotland PLC
     6.563%        01/02/2001             2,156,576            2,156,576
++ Toronto Dominion Bank
     6.813%        01/03/2001             3,450,521            3,450,521
                                                           -------------
                                                              18,010,003
                                                           -------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPIONT ASSET
ALLOCATION FUND
--------------------------------------------------------------------------------
   COUPON          MATURITY
   RATE            DATE                        FACE                VALUE
--------------------------------------------------------------------------------
CASH EQUIVALENTS--(CONTINUED)
--------------------------------------------------------------------------------
FLOATING RATE INSTRUMENTS/MASTER NOTES--3.2%
++ Banc One
     6.804%        07/02/2001          $  2,142,292        $   2,142,292
++ Bank of America
     6.670%        03/22/2001             1,405,069            1,405,069
++ Bank of America
     6.640%        01/16/2001             2,178,308            2,178,308
++ BB&T Corporation
     6.666%        11/20/2001             1,556,563            1,556,563
++ CS First Boston
     6.790%        01/02/2001             4,653,598            4,653,598
++ First Union National Bank
     6.670%        05/09/2001               862,638              862,638
++ Fleet National Bank
     6.850%        04/30/2001             4,303,858            4,303,858
++ Goldman Sachs & Co
     6.710%        02/13/2001             2,539,959            2,539,959
++ Morgan Stanley Dean
   Witter & Co
     6.850%        04/04/2001            10,000,000           10,000,000
++ Morgan Stanley Dean
   Witter & Co
     6.650%        09/14/2001             2,156,572            2,156,572
                                                           -------------
                                                              31,798,857
                                                           -------------
TOTAL CASH EQUIVALENTS
  (Cost $51,239,955)                                          51,239,955
                                                           -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--0.1%
--------------------------------------------------------------------------------
IBT Repurchase Agreement dated 12/29/2000 due
   01/02/2001, with a maturity value of $1,064,871
   and an effective yield of 5.18% collateralized by
   Small Business Association with a rate of 9.375%
   a maturity date of 04/25/2022 and a market
   value of $1,117,471.                   1,064,258            1,064,258
                                                           -------------
TOTAL INVESTMENTS--105.2%
*** (Cost $807,726,994)                                    1,038,211,083
Other assets less liabilities--(5.2%)                        (51,706,809)
                                                           -------------
NET ASSETS--100.0%                                         $ 986,504,274
                                                           =============

NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR  American Depositary Receipt
REIT Real Estate Investment Trust
*    Non-income producing security.
**   Security has been pledged as collateral for futures contracts.
*** The aggregate identified cost for federal income tax purposes is $807,838,500. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                          $ 263,616,316
          Unrealized depreciation                            (33,243,733)
                                                           -------------
          Net unrealized appreciation                       $230,372,583
                                                           =============

+    Denotes all or a portion of security on loan (Note 4).
++   Represents collateral received from securities lending transactions.


                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT U.S. TREASURY
SECURITIES FUND
--------------------------------------------------------------------------------
    COUPON             MATURITY
     RATE               DATE                   FACE                VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--18.5%
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--
  MORTGAGE BACKED--18.5%
   Federal National Mortgage Association
     7.500%        09/01/2030            $3,485,596         $  3,536,765
   Federal National Mortgage Association
     7.500%        10/01/2030             3,390,441            3,440,212
   Federal National Mortgage Association
     6.000%        04/01/2029             1,820,246            1,762,217
   Government National Mortgage Association
     7.500%        08/15/2029             1,882,379            1,914,718
   Government National Mortgage Association
     7.500%        12/15/2029               972,977              989,692
   Government National Mortgage Association
     7.000%        04/15/2029             1,801,827            1,809,701
   Government National Mortgage Association
     6.500%        10/15/2028             2,752,605            2,721,638
                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
   (Cost $15,850,889)                                         16,174,943
                                                            ------------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--78.3%
--------------------------------------------------------------------------------
U.S. TREASURY BONDS--6.4%
+  U.S. Treasury Bond
     5.750%        08/15/2010               250,000              261,993
   U.S. Treasury Bond
     5.625%        02/15/2006             5,200,000            5,321,056
                                                            ------------
                                                               5,583,049
                                                            ------------
U.S. TREASURY NOTES--71.9%
   U.S. Treasury Note
     7.000%        07/15/2006             6,500,000            7,074,860
   U.S. Treasury Note
     6.875%        05/15/2006             5,750,000            6,219,890
   U.S. Treasury Note
     6.625%        05/15/2007             7,500,000            8,083,575
+  U.S. Treasury Note
     6.500%        10/15/2006             9,700,000           10,351,743
   U.S. Treasury Note
     6.500%        02/15/2010             4,750,000            5,196,785
   U.S. Treasury Note
     6.250%        02/15/2007             7,500,000            7,917,150
+  U.S. Treasury Note
     6.125%        08/15/2007            13,000,000           13,688,610
+  U.S. Treasury Note
     5.500%        05/15/2009             4,050,000            4,131,000
                                                            ------------
                                                              62,663,613
                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $65,865,219)                                          68,246,662
                                                            ------------

-------------------------------------------------------------------------
CASH EQUIVALENTS--24.7%
-------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.7%
++ Merrimac Money Market Fund
                                          $ 575,104         $    575,104
                                                            ------------
BANK & CERTIFICATE DEPOSTIS/
  OFFSHORE TIME DEPOSITS--12.0%
++ American Express Centurion Bank
     6.690%        01/09/2001               905,755              905,755
++ American Express Centurion Bank
     6.630%        01/18/2001             2,248,706            2,248,706
++ Bank of Montreal
     6.563%        01/05/2001               905,757              905,757
++ Bayerische Hypovereinsbank
     6.650%        01/10/2001               724,605              724,605
++ Bayerische Hypovereinsbank
     6.500%        01/02/2001               724,608              724,608
++ BNP Paribas
     6.690%        01/11/2001             1,860,950            1,860,950
++ Harris Bank & Trust
     6.500%        01/02/2001               724,606              724,606
++ Royal Bank of Scotland PLC
     6.563%        01/02/2001               905,753              905,753
++ Toronto Dominion Bank
     6.813%        01/03/2001             1,449,211            1,449,211
                                                            ------------
                                                              10,449,951
                                                            ------------
FLOATING RATE INSTRUMENTS/
  MASTER NOTES--12.0%
++ Banc One
     6.804%        07/02/2001               905,755              905,755
++ Bank of America
     6.670%        03/22/2001               732,109              732,109
++ Bank of America
     6.640%        01/16/2001               884,708              884,708
++ BB&T Corporation
     6.666%        11/20/2001               905,757              905,757
++ CS First Boston
     6.790%        01/02/2001             4,886,120            4,886,120
++ First Union National Bank
     6.670%        05/09/2001               362,304              362,304
++ Fleet National Bank
     6.850%        04/30/2001               188,504              188,504
++ Goldman Sachs & Co
     6.710%        02/13/2001               724,606              724,606
++ Morgan Stanley Dean Witter & Co
     6.650%        09/14/2001               905,757              905,757
                                                            ------------
                                                              10,495,620
                                                            ------------
TOTAL CASH EQUIVALENTS
   (Cost $21,520,675)                                         21,520,675
                                                            ------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT U.S. TREASURY
SECURITIES FUND                                FACE                VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.6%
--------------------------------------------------------------------------------
IBT Repurchase Agreement
   dated 12/29/2000 due 01/02/2001, with a
   maturity value of $2,263,070 and an effective
   yield of 5.18% collateralized by Federal
   National Mortgage Association ARM with a rate
   of 8.33%, a maturity date of 08/01/2027 and a
   market value of $2,375,159.

                                         $2,261,768         $  2,261,768
                                                            ------------
TOTAL INVESTMENTS124.1%
   *(Cost $105,498,551)                                      108,204,048
Other assets less liabilities(24.1%)                         (20,994,896)
                                                            ------------
NET ASSETS100.0%                                            $ 87,209,152
                                                            ============

--------------------------------------------------------------------------------
NOTES TO THE SCHEDULE OF INVESTMENTS:
ARM  Adjustable Rate Mortgage
* The aggregate identified cost for federal income tax purposes is $105,524,020. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                             $2,738,193
          Unrealized depreciation                                (58,165)
                                                            ------------
          Net unrealized appreciation                         $2,680,028
                                                            ============

+    Denotes all or a portion of security on loan (Note 4).
++   Represents collateral received from securities lending transactions.


                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT INCOME
PRESERVATION FUND
--------------------------------------------------------------------------------
    COUPON             MATURITY
     RATE                DATE                  FACE                VALUE
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--17.3%
--------------------------------------------------------------------------------
AIRLINES--0.7%
   Atlas Air, Inc., Ser. 991A
     7.200%        01/02/2019          $  1,201,248         $  1,159,493
   Continental Airlines, Inc.
     6.648%        09/15/2017               473,638              465,866
   Delta Air Lines, Inc.
     7.920%        11/18/2010               500,000              528,240
                                                            ------------
                                                               2,153,599
                                                            ------------
BANKING--2.3%
   AESOP Funding II LLC
     6.400%        10/20/2003               500,000              502,266
   African Development Bank (Supra National)
     9.750%        12/15/2003               650,000              717,730
   Associates Manufactured Housing Corp.
     5.610%        02/15/2022             1,280,244            1,291,846
   Banque Paribas NY
     6.950%        07/22/2013               500,000              485,270
   MBNA Master Credit Card Trust II
     7.139%        10/16/2006             2,500,000            2,500,000
   Nationsbank Corporation
     5.750%        03/15/2001             1,500,000            1,497,180
   Popular North America, Inc.
     6.625%        01/15/2004               700,000              688,520
                                                            ------------
                                                               7,682,812
                                                            ------------
BUILDING MATERIALS--0.2%
   Lowes Companies, Inc.
     7.500%        12/05/2005               560,000              570,668
                                                            ------------
CHEMICALS--0.1%
   Praxair, Inc.
     6.850%        06/15/2005               460,000              460,552
                                                            ------------
ENTERTAINMENT & LEISURE--0.5%
   Walt Disney Company (The)
     6.375%        03/30/2001             1,700,000            1,699,218
                                                            ------------
FINANCIAL SERVICES--6.5%
   Americredit Automobile Receivables Trust

     6.830%        09/05/2007             2,500,000            2,508,203
   Associates Corporation NA
     5.850%        01/15/2001             1,750,000            1,749,720
   Bear Stearns Company, Inc.
     7.071%        05/06/2003             1,400,000            1,393,378
   Ford Motor Credit Company
     7.875%        06/15/2010               500,000              514,335
   Ford Motor Credit Company
     7.600%        08/01/2005             2,000,000            2,056,960
   Ford Motor Credit Company
     6.770%        03/17/2003             2,000,000            1,985,600
   Frank Russell Comapny
     5.625%        01/15/2009               500,000              458,830
   Heller Financial, Inc.
     7.875%        05/15/2003             2,000,000            2,051,300
   Merrill Lynch & Company
     7.039%        08/01/2003             1,600,000            1,595,808
   Merrill Lynch Mortgage Investors, Inc.
     6.650%        11/27/2001               973,105              963,830
   Morgan Stanley Dean Witter & Company
     5.559%        04/22/2004             2,000,000            1,987,140
   PACCAR Financial Corporation
     5.840%        07/16/2001             1,000,000              997,450
   PACCAR Financial Corporation
     5.750%        02/15/2001             2,000,000            1,997,320
   Private Export Funding Corp.
     7.200%        01/15/2010          $  1,040,000         $  1,104,906
                                                            ------------
                                                              21,364,780
                                                            ------------
FOREST PRODUCTS & PAPER--0.2%
   Temple-Inland, Inc.
     9.000%        05/01/2001               600,000              602,826
                                                            ------------
HEAVY MACHINERY--0.4%
   Caterpillar Financial Services Corporation
     5.470%        09/12/2001             1,500,000            1,492,863
                                                            ------------
INSURANCE--1.3%
   Axa Company (France)
     8.600%        12/15/2030               750,000              755,175
   Cigna Corporation
     8.250%        01/01/2007               500,000              531,005
   Florida Windstorm Underwriting Association (144A)
     7.125%        02/25/2019               450,000              432,747
   GE Global Insurance Holding
     6.450%        03/01/2019               500,000              461,700
   MGIC Investment Corporation
     7.500%        10/15/2005               480,000              488,261
   Mony Group, Inc. (The)
     8.350%        03/15/2010               500,000              524,000
   Mony Group, Inc. (The)
     7.450%        12/15/2005               250,000              253,723
   Provident Companies, Inc.
     7.000%        07/15/2018               500,000              408,390
   United Health Group, Inc.
     7.500%        11/15/2005               500,000              516,605
                                                            ------------
                                                               4,371,606
                                                            ------------
MEDIA--BROADCASTING & PUBLISHING--0.3%
   Cox Enterprises, Inc.
     6.625%        06/14/2002               900,000              902,889
                                                            ------------
REAL ESTATE--0.2%
   EOP Operating LP
     7.750%        11/15/2007               500,000              512,600
                                                            ------------
TELECOMMUNICATIONS--3.2%
   AT&T Corporation
     6.500%        03/15/2029               500,000              399,635
   Deutsche Telekom International Finance (Netherlands)
     8.250%        06/15/2030               500,000              491,180
   Lucent Technologies, Inc.
     6.450%        03/15/2029               500,000              336,685
   Sprint Capital Corporation
     7.625%        06/10/2002               750,000              752,025
   Sprint Capital Corporation
     6.500%        11/15/2001             3,000,000            2,999,010
   Vodafone Group PLC (United Kingdom)
     7.750%        02/15/2010               500,000              520,700
   Worldcom, Inc.
     7.375%        01/15/2003             2,000,000            1,996,200
   Worldcom, Inc.
     6.981%        11/26/2001             3,000,000            2,993,400
                                                            ------------
                                                              10,488,835
                                                            ------------
TRANSPORTATION--0.0%
   Fedex Corporation
     7.650%        01/15/2022                99,550              106,204
                                                            ------------
UTILITIES--1.4%
   Dominion Resources, Inc.
     7.310%        09/16/2002             2,000,000            2,002,692
   Florida Power & Light Company
     6.875%        12/01/2005             2,000,000            2,049,580

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT INCOME
PRESERVATION FUND
--------------------------------------------------------------------------------
    COUPON             MATURITY
     RATE                DATE                  FACE                VALUE
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--(CONTINUED)
--------------------------------------------------------------------------------
   NSTAR
     8.000%        02/15/2010           $   500,000         $    525,925
                                                            ------------
                                                               4,578,197
                                                            ------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $56,732,086)                                         56,987,649
                                                            ------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--48.8%
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--20.6%
   Federal Home Loan Bank Discount Note
     6.430%        01/24/2001             2,750,000            2,737,720
   Federal Home Loan Bank Discount Note
     6.290%        05/02/2001             2,500,000            2,446,273
   Federal Home Loan Mortgage Corporation Discount Note
     6.455%        01/16/2001             3,900,000            3,887,592
   Federal Home Loan Mortgage Corporation Discount Note
     6.240%        02/13/2001             5,000,000            4,961,000
   Federal Home Loan Mortgage Corporation Discount Note
     6.180%        02/13/2001             2,500,000            2,480,687
   Federal Home Loan Mortgage Corporation Discount Note
     6.130%        10/11/2001            15,000,000           14,272,063
   Federal National Mortgage Association Discount Note
     6.430%        01/25/2001            22,800,000           22,694,119
   Federal National Mortgage Association Discount Note
     6.130%        10/05/2001            15,000,000           14,287,388
                                                            ------------
                                                              67,766,842
                                                            ------------
U.S. GOVERNMENT AGENCIES MORTGAGE BACKED--28.2%
   Federal Home Loan Bank
     8.256%        05/01/2025             4,432,937            4,525,762
   Federal Home Loan Bank
     7.000%        01/01/2030             3,466,913            3,474,471
   Federal Home Loan Bank
     6.375%        11/15/2002            17,000,000           17,356,427
   Federal Home Loan Bank
     6.000%        01/01/2029               709,933              687,968
   Federal Home Loan Bank
     6.000%        02/01/2029             1,287,628            1,247,390
   Federal Home Loan Mortgage Corporation
     7.070%        03/15/2024             4,296,508            4,317,990
   Federal Home Loan Mortgage Corporation
     7.000%        07/15/2005             2,000,000            2,098,740
   Federal Home Loan Mortgage Corporation
     7.000%        10/01/2030               998,291              999,071
   Federal Home Loan Mortgage Corporation
     7.000%        12/01/2030             1,999,800            2,004,160
   Federal Home Loan Mortgage Corporation
     6.500%        09/01/2014             1,436,400            1,436,400
   Federal Home Loan Mortgage Corporation
     6.500%        10/01/2014                57,598               57,598
   Federal National Mortgage Association
     8.000%        12/01/2029               489,931              502,100
   Federal National Mortgage Association
     8.000%        10/01/2030               949,257              972,685
   Federal National Mortgage Association
     8.000%        11/01/2030               998,046            1,022,678
   Federal National Mortgage Association
     7.500%        01/01/2030               935,827              949,566
   Federal National Mortgage Association
     7.500%        02/01/2030               520,635              528,278
   Federal National Mortgage Association
     7.500%        03/01/2030               583,808              592,378
   Federal National Mortgage Association
     7.500%        04/01/2030               936,757              950,509
   Federal National Mortgage Association
     7.500%        05/01/2030             1,016,698            1,031,623
   Federal National Mortgage Association
     7.500%        06/01/2030          $    990,412        $   1,004,952
   Federal National Mortgage Association
     7.500%        11/01/2030               961,847              975,967
   Federal National Mortgage Association
     7.500%        12/01/2030                38,053               38,612
   Federal National Mortgage Association
     7.015%        12/01/2010             1,000,000            1,041,758
   Federal National Mortgage Association
     6.865%        08/01/2009               999,210            1,038,424
   Federal National Mortgage Association
     6.568%        04/01/2008             1,000,000            1,023,183
   Federal National Mortgage Association
     6.200%        08/12/2008             2,000,000            1,980,000
   Federal National Mortgage Association TBA
     6.500%        01/01/2031             3,000,000            2,958,750
   Government National Mortgage Association
     8.000%        06/15/2026               535,413              549,801
   Government National Mortgage Association
     8.000%        07/15/2026               401,222              412,002
   Government National Mortgage Association
     8.000%        08/15/2026               373,694              383,735
   Government National Mortgage Association
     8.000%        09/15/2026               687,200              705,665
   Government National Mortgage Association
     7.500%        07/15/2025                 4,310                4,391
   Government National Mortgage Association
     7.500%        08/15/2025                21,117               21,513
   Government National Mortgage Association
     7.500%        09/15/2025               169,379              172,555
   Government National Mortgage Association
     7.500%        10/15/2025             1,443,427            1,470,491
   Government National Mortgage Association
     7.500%        11/15/2025               197,214              200,912
   Government National Mortgage Association
     7.500%        12/15/2025               632,082              643,934
   Government National Mortgage Association
     7.500%        08/15/2029               569,536              579,321
   Government National Mortgage Association
     7.500%        09/15/2029               966,454              983,057
   Government National Mortgage Association
     7.500%        10/15/2029               763,648              776,767
   Government National Mortgage Association
     7.500%        11/15/2029               700,064              712,091
   Government National Mortgage Association TBA
     7.500%        01/23/2031            30,000,000           30,515,700
                                                            ------------
                                                              92,949,375
                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $159,401,585)                                       160,716,217
                                                            ------------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--22.5%
--------------------------------------------------------------------------------
U.S. TREASURY BONDS--8.3%
   U.S. Treasury Bond
     8.750%        05/15/2020             6,000,000            8,242,500
   U.S. Treasury Bond
     6.000%        02/15/2026            15,300,000           16,122,375
   U.S. Treasury Bond
     5.500%        08/15/2028             3,000,000            2,974,680
                                                            ------------
                                                              27,339,555
                                                            ------------
U.S. TREASURY NOTES--14.2%
   U.S. Treasury Note
     6.500%        08/15/2005             8,000,000            8,458,720
   U.S. Treasury Note
     6.500%        02/15/2010            24,900,000           27,242,094
   U.S. Treasury Note
     6.250%        02/28/2002             5,000,000            5,045,312

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT INCOME
PRESERVATION FUND
--------------------------------------------------------------------------------
    COUPON             MATURITY
     RATE                DATE                  FACE                VALUE
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--(CONTINUED)
--------------------------------------------------------------------------------
   U.S. Treasury Note
     6.125%        08/31/2002            $ 3,000,000        $  3,039,840
   U.S. Treasury Note
     6.000%        08/15/2004              3,000,000           3,086,719
                                                            ------------
                                                              46,872,685
                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $71,928,991)                                         74,212,240
                                                            ------------
--------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS--0.2%
--------------------------------------------------------------------------------
FINANCIAL SERVICES--0.2%
   Delaware River Port Authorities PA & NJ
     7.630%        01/01/2021
    (Cost $505,038)                          500,000             539,465
                                                            ------------
--------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS--0.6%
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.6%
   British Telecom PLC (United Kingdom)
     7.793%        12/15/2003
   (Cost $1,908,849)                       1,900,000           1,908,550
                                                            ------------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--11.5%
--------------------------------------------------------------------------------
AUTOMOTIVE--0.2%
   Mitsubishi Automobile Trust,
     Ser. 2000-1, Class A1
     6.726%        05/15/2001               626,129              626,323
                                                            ------------
BANKING--0.6%
   Provident Bank Equipment
     Lease Trust, Ser. 2000-1A, Class A
     7.019%        11/25/2011             2,000,000            2,000,000
                                                            ------------
FINANCIAL SERVICES--10.3%
   Aames Mortgage Trust, Ser. 2000-2, Class AV2
     7.119%        12/19/2030             2,000,000            1,997,500
   Bayview Financial Acquisition Trust, Ser. 2000-D, Class A
     7.006%        11/25/2030               600,000              602,906
   Bear Stearns ARM Trust, Ser. 2000-1, Class A1
     7.500%        12/26/2030             1,500,000            1,499,527
   Capital One Master Trust, Ser. 2000-5, Class B
     6.995%        08/15/2006             2,500,000            2,503,906
   COMM, Ser. 2000-FL3A, Class A
     6.930%        11/01/2010             2,000,000            2,000,000
   Conseco Finance, Ser. 2000-C, Class A
     6.990%        12/15/2029             1,916,712            1,922,102
   Credit Suisse First Boston Mortgage Securities Corporation,
   Ser. 2000-HE1, Class A2
     6.880%        12/15/2030             3,800,000            3,779,219
   Discover Card Master Trust, Ser. 1997-2, Class A
     6.792%        04/16/2010             1,571,065            1,597,309
   First USA Credit Card Master Trust, Ser. 1997-1, Class B
     6.930%        10/17/2006             2,500,000            2,493,750
   Ford Credit Auto Owner Trust, Ser. 1999-B, Class B
     6.160%        08/15/2003             2,500,000            2,493,750
   Ford Credit Auto Owner Trust, Ser. 2000-E, Class A
     6.770%        10/15/2004               500,000              509,060
   Holmes Financing PLC, Ser. 2, Class 1B
     7.056%        07/15/2040             2,500,000            2,500,000
   Household Automotive Trust, Ser. 2000-3, Class A1
     6.792%        09/17/2001             1,227,433            1,229,670
   Medallion Trust, Ser. 2000-2G, Class A1
     6.879%        12/18/2031             2,368,719            2,369,407
   Nextcard Credit Card Master Note Trust, Ser. 2000-1A, Class A
     6.928%        12/15/2006             1,000,000              997,265
   Peoplefirst.com Auto Receivables Owner Trust, Ser. 2000-2,
   Class A3
     6.340%        09/15/2004               700,000              705,469
   Salomon Brothers Mortgage Securities VII, Ser. 1999-LB1,
   Class A
     6.920%        06/25/2029            $2,333,359         $  2,332,266
   Salomon Brothers Mortgage Securities VII, Ser. 2000-BOA1,
   Class A
     7.600%        08/25/2030               500,000              498,906
   Westpac Securitisation Trust, Ser. 1999-1G, Class A
     6.959%        05/19/2030             1,861,434            1,858,893
                                                            ------------
                                                              33,890,905
                                                            ------------
LODGING--0.3%
   Marriott Vacation Club Owner Trust, Ser. 2000-1A, Class A
     7.098%        09/20/2017             1,000,000              999,177
                                                            ------------
UTILITIES--0.1%
   Peco Energy Transition Trust, Ser. 1999-A, Class A
     5.800%        03/01/2007               525,000              519,094
                                                            ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $37,972,865)                                          38,035,499
                                                            ------------
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--0.3%
--------------------------------------------------------------------------------
UTILITIES--0.3%
   Dominion Resources, Inc.
     6.995%,       01/26/2001
   (Cost $899,915)                          900,000              899,915
                                                            ------------
--------------------------------------------------------------------------------
COMMERCIAL PAPER--7.0%
--------------------------------------------------------------------------------
AUTOMOTIVE--0.5%
   General Motors Acceptance Corporation
     6.632%        01/18/2001             1,500,000            1,500,000
                                                            ------------
BANKING--0.5%
   Abbey National North America
     6.590%        01/24/2001               100,000               99,543
   Becton Dickson & Co.
     6.110%        04/25/2001             1,500,000            1,471,232
                                                            ------------
                                                               1,570,775
                                                            ------------
BEVERAGES, FOOD & TOBACCO--0.1%
   Campbell Soup Company
     6.270%        04/16/2001               300,000              294,409
                                                            ------------
CHEMICALS--0.4%
   Dupont Commercial Paper
     6.500%        01/23/2001             1,500,000            1,493,500
                                                            ------------
DIVERSIFIED--0.4%
   National Rural Utility Cooperative Finance Corporation
     6.510%        01/22/2001             1,500,000            1,493,761
                                                            ------------
FINANCIAL SERVICES--5.0%
   American Express Credit Company
     6.566%        01/23/2001             1,500,000            1,500,000
   American Express Credit Company
     6.250%        04/06/2001             4,500,000            4,424,219
   American General Finance Corporation
     6.634%        02/06/2001             1,500,000            1,500,000
   Ford Motor Credit Company
     6.599%        01/18/2001             2,250,000            2,250,000
   General Electric Capital Corporation
     6.610%,       01/10/2001             2,250,000            2,250,000
   General Electric Capital Corporation
     6.260%,       04/05/2001             4,500,000            4,424,880
                                                            ------------
                                                              16,349,099
                                                            ------------
TELECOMMUNICATIONS--0.1%
   Verizon Global Funding
     6.540%,       01/26/2001               200,000              199,019
                                                            ------------
TOTAL COMMERCIAL PAPER
   (Cost $22,900,563)                                         22,900,563
                                                            ------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT INCOME
PRESERVATION FUND                              FACE                VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--7.4%
--------------------------------------------------------------------------------
IBT Repurchase Agreement dated 12/29/2000
   due 01/02/2001, with a maturity value of
   $24,400,062 and an effective yield of 5.18%
   collateralized by Federal Home Loan Mortgage
   Corporation with a rate of 7.00%, a maturity
   date of 06/15/2011 and a market value of
   $9,870,554 and Federal National Mortgage
   Association with a rate of 7.36%, a maturity
   date of 05/01/2007 and a market value
   of $15,734,774.

                                        $24,386,027         $ 24,386,027
                                                            ------------
TOTAL INVESTMENTS--115.6%
     *(Cost $376,635,919)                                    380,586,125
                                                            ------------
--------------------------------------------------------------------------------
WRAPPER AGREEMENTS--(1.3%)
--------------------------------------------------------------------------------
+  American International Group, Inc.                         (2,136,270)
     (contractual effective yield of 6.708%)
+  Bank of America                                            (2,136,270)
                                                            ------------
     (contractual effective yield of 6.708%)

TOTAL WRAPPER AGREEMENTS                                      (4,272,540)
                                                            ------------
   Other assets less liabilities--(14.3%)                    (47,176,326)
                                                            ------------
NET ASSETS--100.0%                                          $329,137,259
                                                            ============

--------------------------------------------------------------------------------
NOTES TO THE SCHEDULE OF INVESTMENTS:
ARM  Adjustable Rate Mortgage
TBA  To Be Announced
* The aggregate identified cost for federal income tax purposes is $376,635,919. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                             $4,125,873
          Unrealized depreciation                               (175,667)
                                                            ------------
          Net unrealized appreciation                         $3,950,206
                                                            ============

+ Wrapper Agreements - Each Wrapper Agreement obligates the wrap provider to maintain the book value of a portion of the Fund's assets up to a specified dollar amount, upon the occurrence of certain specified events.


                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
VANTAGEPOINT
MONEY MARKET FUND                            SHARES                VALUE
--------------------------------------------------------------------------------
Short Term Investment Co. Liquid Assets Portfolio
   (Cost $93,115,366)                    93,115,366          $93,115,366
                                                             -----------
TOTAL INVESTMENTS--99.7%
   *(Cost $93,115,366)                                        93,115,366
Other assets less liabilities--0.3%                              269,492
                                                             -----------
NET ASSETS--100.0%                                           $93,384,858
                                                             ===========

--------------------------------------------------------------------------------
NOTES TO THE SCHEDULE OF INVESTMENTS:
* The cost of investments for federal income tax purposes amounts to $93,115,366.


                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
MODEL PORTFOLIO
ALL-EQUITY GROWTH FUND                       SHARES                VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS--100.0%
   Vantagepoint Aggressive
     Opportunities Fund                     198,737          $ 2,349,067
   Vantagepoint Equity
     Income Fund                            214,138            1,745,226
   Vantagepoint Growth &
     Income Fund                            214,648            2,324,634
   Vantagepoint Growth Fund                 271,761            2,926,862
   Vantagepoint International Fund          219,260            2,352,664
                                                             -----------
TOTAL INVESTMENTS--100.0%
  **(Cost $13,228,854)                                        11,698,453
Other assets less liabilities--(0.0%)                               (999)
                                                             -----------
NET ASSETS--100.0%                                           $11,697,454
                                                             ===========

--------------------------------------------------------------------------------
NOTES TO THE SCHEDULE OF INVESTMENTS:
** The aggregate identified cost for federal income tax purposes is $13,249,533. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                            $    68,045
          Unrealized depreciation                             (1,619,125)
                                                             -----------
          Net unrealized depreciation                        $(1,551,080)
                                                             ===========

                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
MODEL PORTFOLIO
LONG-TERM GROWTH FUND                        SHARES                VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS--100.0%
--------------------------------------------------------------------------------
Vantagepoint Aggressive
   Opportunities Fund                     5,709,992         $ 67,492,108
Vantagepoint Core Bond
   Index Fund Class I                     9,811,228           96,640,593
Vantagepoint Equity
   Income Fund                            6,146,117           50,090,857
Vantagepoint Growth &
   Income Fund                            8,669,467           93,890,331
Vantagepoint Growth Fund                  8,331,107           89,726,027
Vantagepoint International Fund           4,324,756           46,404,632
Vantagepoint Overseas Equity
   Index Fund Class I                     2,301,651           23,315,727
                                                            ------------
TOTAL INVESTMENTS--100.0%
   **(Cost $482,322,894)                                     467,560,275
Other assets less liabilities--(0.0%)                            (37,873)
                                                            ------------
NET ASSETS--100.0%                                          $467,522,402
                                                            ============

--------------------------------------------------------------------------------
NOTES TO THE SCHEDULE OF INVESTMENTS:
** The aggregate identified cost for federal income tax purposes is $482,333,165. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                           $  3,724,871
          Unrealized depreciation                            (18,497,761)
                                                            ------------
          Net unrealized depreciation                       $(14,772,890)
                                                            ============

                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
MODEL PORTFOLIO
TRADITIONAL GROWTH FUND                      SHARES                VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS--100.0%
Vantagepoint Aggressive
   Opportunities Fund                     4,073,631         $ 48,150,324
Vantagepoint Core Bond
   Index Fund Class I                     5,070,746           49,946,847
Vantagepoint Equity
   Income Fund                            6,350,916           51,759,962
Vantagepoint Growth &
   Income Fund                            6,790,995           73,546,472
Vantagepoint Growth Fund                  6,632,757           71,434,787
Vantagepoint Income
   Preservation Fund                      1,463,971          146,397,054
Vantagepoint International Fund           4,528,871           48,594,781
                                                            ------------
TOTAL INVESTMENTS--100.0%
   **(Cost $503,689,190)                                     489,830,227
Other assets less liabilities--(0.0%)                            (39,488)
                                                            ------------
NET ASSETS--100.0%                                          $489,790,739
                                                            ============

--------------------------------------------------------------------------------
NOTES TO THE SCHEDULE OF INVESTMENTS:
** The aggregate identified cost for federal income tax purposes is $503,761,318. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                           $  3,487,660
          Unrealized depreciation                            (17,418,751)
                                                            ------------
          Net unrealized depreciation                       $(13,931,091)
                                                            ============

                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
MODEL PORTFOLIO
CONSERVATIVE GROWTH FUND                     SHARES                VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS--100.0%
Vantagepoint Aggressive
   Opportunities Fund                     1,019,498         $ 12,050,469
Vantagepoint Core Bond Index
   Fund Class I                           2,396,394           23,604,480
Vantagepoint Equity Income
   Fund                                   2,965,092           24,165,500
Vantagepoint Growth &
   Income Fund                            2,213,312           23,970,172
Vantagepoint Growth Fund                  2,183,782           23,519,333
Vantagepoint Income
   Preservation Fund                      1,175,146          117,514,642
Vantagepoint International
   Fund                                   1,106,962           11,877,707
                                                            ------------
TOTAL INVESTMENTS--100.0%
   **(Cost $241,879,320)                                     236,702,303
Other assets less liabilities--(0.0%)                            (20,103)
                                                            ------------
NET ASSETS--100.0%                                          $236,682,200
                                                            ============

--------------------------------------------------------------------------------
NOTES TO THE SCHEDULE OF INVESTMENTS:
** The aggregate identified cost for federal income tax purposes is $241,987,832. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                            $ 2,584,528
          Unrealized depreciation                             (7,870,057)
                                                            ------------
          Net unrealized depreciation                        $(5,285,529)
                                                            ============


                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------
MODEL PORTFOLIO
SAVINGS ORIENTED FUND                        SHARES                VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS--100.0%
--------------------------------------------------------------------------------
Vantagepoint Equity
   Income Fund                            1,262,177         $ 10,286,744
Vantagepoint Growth &
   Income Fund                              964,640           10,447,052
Vantagepoint Income
   Preservation Fund                        652,090           65,208,980
Vantagepoint International Fund             481,270            5,164,023
Vantagepoint U.S. Treasury
   Securities Fund                          992,557            9,995,052
                                                            ------------
TOTAL INVESTMENTS--100.0%
   **(Cost $101,385,991)                                     101,101,851
Other assets less liabilities--(0.0%)                             (9,301)
                                                            ------------
NET ASSETS--100.0%                                          $101,092,550
                                                            ============

--------------------------------------------------------------------------------
NOTES TO THE SCHEDULE OF INVESTMENTS:
** The aggregate identified cost for federal income tax purposes is $101,456,301. Unrealized appreciation and depreciation, based on identifed tax cost at December 31, 2000 are as follows:

          Unrealized appreciation                           $  1,504,262
          Unrealized depreciation                             (1,858,712)
                                                            ------------
          Net unrealized depreciation                       $   (354,450)
                                                            ============

                 See accompanying notes to financial statements.

                       This Page Intentionally Left Blank

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of the Vantagepoint Funds:

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of the Aggressive Opportunities Fund, International Fund, Growth Fund, Growth & Income Fund, Equity Income Fund, Asset Allocation Fund, U.S. Treasury Securities Fund, Money Market Fund, Income Preservation Fund, Model Portfolio All-Equity Growth Fund, Model Portfolio Long-Term Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Conservative Growth Fund and Model Portfolio Savings Oriented Fund and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Opportunities Fund, International Fund, Growth Fund, Growth & Income Fund, Equity Income Fund, Asset Allocation Fund, U.S. Treasury Securities Fund, Money Market Fund, Income Preservation Fund, Model Portfolio All-Equity Growth Fund, Model Portfolio Long-Term Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Savings Oriented Fund, Overseas Equity Index Fund, Mid/Small Company Index Fund, Broad Market Index Fund, 500 Stock Index Fund and Core Bond Index Fund (compromising The Vantagepoint Funds, hereafter referred to as the "Funds") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2001

                           MASTER INVESTMENT PORTFOLIO

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                                                EXTENDED       INTERNATIONAL     S&P 500      U.S. EQUITY
                                                BOND INDEX       INDEX            INDEX           INDEX          INDEX
                                                  MASTER         MASTER           MASTER          MASTER         MASTER
                                                 PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                               ------------    ------------    ------------  --------------  --------------
ASSETS
Investments at cost .........................  $463,133,859    $234,681,017    $109,474,083  $2,770,891,098  $          N/A
                                               ------------    ------------    ------------  --------------  --------------
Foreign currency, at cost ...................  $         --    $         --    $  1,078,833  $           --  $          N/A
                                               ------------    ------------    ------------  --------------  --------------
Investments at market value (Note 1) ........  $466,655,471    $215,233,839    $108,205,354  $3,228,246,834  $           --
Investments in Master Portfolios, at market
     value (Note 1) .........................            --              --              --              --     573,533,785
Cash pledged for margin requirements (Note 1)            --              --         131,270              --              --
Foreign currency, at value ..................            --              --       1,128,999              --              --
Receivables:
   Investment securities sold ...............            --       1,492,790              --      45,101,153              --
   Dividends and interest ...................     7,444,062         260,973         121,164       2,852,727              --
Unrealized gain on forward foreign currency
   exchange contracts .......................            --              --          34,519              --              --
                                               ------------    ------------    ------------  --------------  --------------
Total Assets ................................   474,099,533     216,987,602     109,621,306   3,276,200,714     573,533,785
                                               ------------    ------------    ------------  --------------  --------------
LIABILITIES
Payables:
   Investment securities purchased ..........            --         142,173       1,086,586       5,992,072              --
   Due to broker - variation margin .........            --          75,900          19,770         793,723              --
   Collateral for securities loaned (Note 4)     23,124,248      17,436,147       2,644,544      40,886,590              --
   Due to BGFA (Note 2) .....................        96,652          45,813          18,299         438,646          40,395
   Due to BGI and Stephens (Note 2) .........            --          36,387          23,185              --          40,394
Unrealized loss on forward foreign currency
   exchange contracts .......................            --              --           5,736              --              --
                                               ------------    ------------    ------------  --------------  --------------
Total Liabilities ...........................    23,220,900      17,736,420       3,798,120      48,111,031          80,789
                                               ------------    ------------    ------------  --------------  --------------
NET ASSETS ..................................  $450,878,633    $199,251,182    $105,823,186  $3,228,089,683  $  573,452,996
                                               ============    ============    ============  ==============  ==============


   The accompanying notes are an integral part of these financial statements.

                          MASTER INVESTMENT PORTFOLIO

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                          EXTENDED    INTERNATIONAL     S&P 500      U.S. EQUITY
                                                           BOND INDEX      INDEX          INDEX          INDEX          INDEX
                                                             MASTER        MASTER         MASTER         MASTER         MASTER
                                                            PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                           -----------   ------------  ------------  --------------  -------------
NET INVESTMENT INCOME
Dividends+ ..............................................  $        --   $  1,917,892  $  1,039,307  $   43,710,718   $  6,860,471*
Interest++ ..............................................   30,071,386        518,317       176,281       6,026,454      1,100,151*
Expenses allocated from Master Portfolios (See Note 1) ..           --             --            --              --       (407,544)*
                                                           -----------   ------------  ------------  --------------  -------------
Total investment income .................................   30,071,386      2,436,209     1,215,588      49,737,172      7,553,078
                                                           -----------   ------------  ------------  --------------  -------------
EXPENSES (NOTE 2)
Advisory fees ...........................................      353,348        189,177       106,111       1,961,851         64,174
Administration fees .....................................           --         47,294        70,740              --         64,174
                                                           -----------   ------------  ------------  --------------  -------------
Total expenses ..........................................      353,348        236,471       176,851       1,961,851        128,348
                                                           -----------   ------------  ------------  --------------  -------------
Net investment income ...................................   29,718,038      2,199,738     1,038,737      47,775,321      7,424,730
                                                           -----------   ------------  ------------  --------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments .........   (7,866,535)    22,795,290     1,893,859     862,950,326     59,576,383*
Net realized loss on sale of futures contracts ..........           --     (1,044,395)     (132,589)     (8,196,362)            --
Net realized loss on foreign currency transactions ......           --             --      (275,452)             --             --
Net change in unrealized appreciation
   (depreciation) of investments ........................   27,573,231    (63,860,394)  (12,944,955) (1,234,235,819)  (134,383,317)*
Net change in unrealized depreciation of future contracts           --       (233,850)     (174,147)    (10,595,675)            --
Net change in unrealized appreciation (depreciation) on
   translation  of assets and liabilities in
   foreign currencies ...................................           --             --        64,464              --             --
                                                           -----------   ------------  ------------  --------------  -------------
Net gain (loss) on investments ..........................   19,706,696    (42,343,349)  (11,568,820)   (390,077,530)   (74,806,934)
                                                           -----------   ------------  ------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............................  $49,424,734   $(40,143,611) $(10,530,083) $ (342,302,209) $ (67,382,204)
                                                           ===========   ============  ============  ==============  =============

-------
   + Net of foreign withholding tax of: .................  $        --   $        306  $    130,032  $       40,582  $       4,281
  ++ Interest income includes securities lending
       income of: .......................................  $     26,724  $     48,649  $        867  $      112,736  $          --
   * Allocated from Master Portfolios

   The accompanying notes are an integral part of these financial statements.

                          MASTER INVESTMENT PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                BOND INDEX MASTER PORTFOLIO          EXTENDED INDEX MASTER PORTFOLIO
                                                    ---------------------------------------------    ------------------------------
                                                      FOR THE           FOR THE         FOR THE         FOR THE          FOR THE
                                                     YEAR ENDED       PERIOD ENDED     YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                     DECEMBER 31,      DECEMBER 31,    FEBRUARY 28,    DECEMBER 31,     DECEMBER 31,
                                                        2000              1999*           1999            2000            1999**
                                                    -------------     -------------   ------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income .......................... $  29,718,038     $  22,243,983   $  7,063,037    $   2,199,738    $  1,614,308
   Net realized gain (loss) .......................    (7,866,535)       (2,713,060)       419,676       21,750,895       9,035,857
   Net change in unrealized
      appreciation (depreciation) .................    27,573,231       (22,407,564)    (4,365,016)     (64,094,244)     44,735,266
                                                    -------------     -------------   ------------    -------------    ------------
Net increase (decrease) in net assets
   resulting from operations ......................    49,424,734        (2,876,641)     3,117,697      (40,143,611)     55,385,431
                                                    -------------     -------------   ------------    -------------    ------------
INTERESTHOLDER TRANSACTIONS:
   Contributions ..................................   173,591,447       524,489,703    357,368,335      163,481,883     215,020,329
   Withdrawals ....................................  (216,581,461)     (478,897,035)   (51,992,277)    (126,543,641)    (67,949,209)
                                                    -------------     -------------   ------------    -------------    ------------
Net increase (decrease) in net assets
   resulting from interestholder transactions .....   (42,990,014)       45,592,668    305,376,058       36,938,242     147,071,120
                                                    -------------     -------------   ------------    -------------    ------------
Increase (decrease) in net assets .................     6,434,720        42,716,027    308,493,755       (3,205,369)    202,456,551
NET ASSETS:
Beginning of period ...............................   444,443,913       401,727,886     93,234,131      202,456,551              --
                                                    -------------     -------------   ------------    -------------    ------------
End of period ..................................... $ 450,878,633     $ 444,443,913   $401,727,886    $ 199,251,182    $202,456,551
                                                    =============     =============   ============    =============    ============

------------------------
* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

** For the period from March 1, 1999 (commencement of operations) to December 31, 1999.

   The accompanying notes are an integral part of these financial statements.

                          MASTER INVESTMENT PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 INTERNATIONAL INDEX MASTER PORTFOLIO
                                                                 ------------------------------------
                                                                    FOR THE             FOR THE
                                                                  YEAR ENDED         PERIOD ENDED
                                                                  DECEMBER 31,        DECEMBER 31,
                                                                      2000                1999*
                                                                  ------------        ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ......................................   $  1,038,737        $    106,126
   Net realized gain ..........................................      1,485,818              32,307
   Net change in unrealized
      appreciation (depreciation) .............................    (13,054,638)         11,799,108
                                                                  ------------        ------------
Net increase (decrease) in net assets
   resulting from operations ..................................    (10,530,083)         11,937,541
                                                                  ------------        ------------
INTERESTHOLDER TRANSACTIONS:
   Contributions ..............................................     96,549,910          54,039,755
   Withdrawals ................................................    (43,819,294)         (2,354,643)
                                                                  ------------        ------------
Net increase in net assets resulting from
   interestholder transactions ................................     52,730,616          51,685,112
                                                                  ------------        ------------
Increase in net assets ........................................     42,200,533          63,622,653
NET ASSETS:

Beginning of period ...........................................     63,622,653                   -
                                                                  ------------        ------------
End of period .................................................   $105,823,186        $ 63,622,653
                                                                  ============        ============

------------------
*For the period from October 1, 1999 (commencement of operations) to December 31, 1999.


The accompanying notes are an integral part of these financial statements.

                          MASTER INVESTMENT PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        S&P 500 INDEX MASTER PORTFOLIO           U.S. EQUITY INDEX MASTER PORTFOLIO
                                               ------------------------------------------------- ----------------------------------
                                                    FOR THE           FOR THE        FOR THE          FOR THE          FOR THE
                                                   YEAR ENDED       PERIOD ENDED    YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                  DECEMBER 31,      DECEMBER 31,    FEBRUARY 28,     DECEMBER 31,    DECEMBER 31,
                                                     2000              1999*           1999             2000           1999**
                                               ----------------  ---------------  ---------------   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income ....................  $     47,775,321  $    52,303,458  $    43,674,276   $   7,424,730  $   6,926,814
   Net realized gain ........................       854,753,964      170,279,517      181,973,840      59,576,383     12,004,089
   Net change in unrealized
      appreciation (depreciation) ...........    (1,244,831,494)     562,095,831      250,798,350    (134,383,317)   107,291,149
                                               ----------------  ---------------  ---------------   -------------  -------------
Net increase (decrease) in net
   assets resulting from operations .........      (342,302,209)     784,678,806      476,446,466     (67,382,204)   126,222,052
                                               ----------------  ---------------  ---------------   -------------  -------------
INTERESTHOLDER TRANSACTIONS:
   Contributions ............................     1,599,306,476    1,849,624,688    2,288,411,987     187,750,902    556,993,587
   Withdrawals ..............................    (2,856,439,610)  (1,493,871,246)  (1,431,828,889)   (230,131,341)            --
                                               ----------------  ---------------  ---------------   -------------  -------------
Net increase (decrease) in net assets
   resulting from interestholder transactions    (1,257,133,134)     355,753,442      856,583,098     (42,380,439)   556,993,587
                                               ----------------  ---------------  ---------------   -------------  -------------
Increase (decrease) in net assets ...........    (1,599,435,343)   1,140,432,248    1,333,029,564    (109,762,643)   683,215,639
NET ASSETS:

Beginning of period .........................     4,827,525,026    3,687,092,778    2,354,063,214     683,215,639             --
                                               ----------------  ---------------  ---------------   -------------  -------------
End of period ...............................   $ 3,228,089,683  $ 4,827,525,026  $ 3,687,092,778   $ 573,452,996  $ 683,215,639
                                                ===============  ===============  ===============   =============  =============

--------------------
* For the ten months ended December 31,1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

** For the period from March 1, 1999 (commencement of operations) to December 31, 1999.


   The accompanying notes are an integral part of these financial statements.

                          MASTER INVESTMENT PORTFOLIO

                        NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate to the Bond Index, Extended Index, International Index, S&P 500 Index, and U.S Equity Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

     The U.S. Equity Index Master Portfolio seeks to achieve its investment objective by investing all of its assets in the Extended Index and S&P 500 Index Master Portfolios. The value of the U.S. Equity Index Master Portfolio's investment in the Extended Index and S&P 500 Index Master Portfolios reflects the U.S. Equity Index Master Portfolio's interest in the net assets of these Master Portfolios (60.74% and 0.14%, respectively, as of December 31, 2000).

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. The Master Portfolios do not amortize premiums on securities purchased.

     The U.S. Equity Index Master Portfolio records daily, its proportionate interest in the net investment income and unrealized and realized capital gains and losses of the Extended Index and S&P 500 Index Master Portfolios. The expenses allocated from Master Portfolios on the Statement of Operations include Advisory and Administration fees of $376,095 and $31,449, respectively allocated from the Extended Index and S&P 500 Master Portfolios.


The accompanying notes are an integral part of these Financial Statements.

                          MASTER INVESTMENT PORTFOLIO

FEDERAL INCOME TAXES

     MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

FUTURES CONTRACTS

     The Extended Index, International Index and S&P 500 Index Master Portfolios may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Extended Index, International Index and S&P 500 Index Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Extended Index, International Index and S&P 500 Index Master Portfolios as unrealized gains or losses. When the contract is closed, the Extended Index, International Index and S&P 500 Index Master Portfolios records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Extended Index, International Index and S&P 500 Index Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

At December 31, 2000, the open long futures contracts outstanding were as follows:

                                                                                                NET UNREALIZED
                              NUMBER OF    FUTURES           EXPIRATION       NOTIONAL           APPRECIATION/
MASTER PORTFOLIO              CONTRACTS     INDEX               DATE       CONTRACT VALUE        DEPRECIATION
----------------              ---------     -----               ----       --------------        ------------
Extended Index Master
   Portfolio ................    14        Russell 2000        03/16/01         $  3,421,600       $   88,200
                                                                                                   ==========
International Index Master
   Portfolio ................     3        FTSE 100            03/16/01         $    277,872       $   (5,587)
                                 12        EURO 50             03/16/01              541,379           (3,948)
                                 14        NIKKEI 300          03/16/01              321,109           (8,487)
                                                                                                   ----------
                                                                                                     $(18,022)
                                                                                                   ==========
S&P 500 Index Master
   Portfolio ................    55        S&P 500             03/16/01          $18,356,250        $(723,100)
                                                                                                  ==========

     The Extended Index and S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with a face amount of $1,100,000 and $9,050,000, respectively.

     The International Index Master Portfolio has pledged to a broker a cash balance in the amount of $131,270 for margin requirements.

                          MASTER INVESTMENT PORTFOLIO

REPURCHASE AGREEMENTS

     Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Schedule of Investments. The advisor to the Master Portfolio may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than the repurchase price.

     The repurchase agreements entered into on December 29, 2000 by the Bond Index, Extended Index, International Index and S&P 500 Index Master Portfolios were fully collateralized by U.S. Government obligations with a rate of 6.38%, a maturity date of 08/15/02 and aggregate market values of $3,361,227, $2,539,131, $1,082,253 and $11,592,589, respectively.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The International Index Master Portfolio may use forward foreign currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked to market daily. Risks of entering into forward foreign currency exchange contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for such forward foreign currency exchange contracts may exceed the amount reflected in the financial statements.

     As of December 31, 2000, the International Index Master Portfolio had the following open forward foreign currency exchange contracts outstanding:

                                             FOREIGN                                FOREIGN                             NET
                                            CURRENCY        EXCHANGE                CURRENCY         U.S. DOLLAR      UNREALIZED
CURRENCY                                 PURCHASED/SOLD       DATE                COST/PROCEEDS         VALUE         GAIN (LOSS)
--------                                 --------------       ----                -------------         -----         -----------
PURCHASE CONTRACTS
British Pound Sterling ................       236,240       02/06/01              $   348,000         $ 353,137        $  5,137
Euro Dollar ...........................       690,295       02/06/01                  619,000           648,382          29,382
Japanese Yen ..........................    32,452,760       02/06/01                  291,000           285,635          (5,365)
                                                                                                                       --------
                                                                    NET UNREALIZED GAIN ON
                                                                    PURCHASE CONTRACTS                                 $ 29,154
                                                                                                                       --------
SALE CONTRACTS

British Pound Sterling ................         3,386       02/06/01              $    5,000          $  5,061         $    (61)
Euro Dollar ...........................        13,106       02/06/01                  12,000            12,310             (310)
                                                                                                                       --------
                                                                    NET UNREALIZED LOSS ON
                                                                    SALE CONTRACTS                                     $   (371)
                                                                                                                       --------
                                                                    NET UNREALIZED GAIN ON
                                                                    FORWARD FOREIGN
                                                                    CURRENCY CONTRACTS                                $  28,783
                                                                                                                      =========

                          MASTER INVESTMENT PORTFOLIO

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is entitled to receive 0.15% of the first $1 billion, and 0.10% thereafter of the average daily net assets of the International Index Master Portfolio and 0.08%, 0.08%, 0.05%, and 0.01% of the average daily net assets of Bond Index, Extended Index, S&P 500 Index, and U.S. Equity Index Master Portfolios, respectively, as compensation for advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio. Beginning on February 22, 2001, IBT will be entitled to receive custodial fees from the Extended Index and U.S. Equity Index Master Portfolios.

     Stephens Inc. ("Stephens ") is the sponsor and placement agent for the Master Portfolios.

     MIP has entered into administrative services arrangements with BGI and Stephens as co-administrators who have agreed jointly to provide general administrative services to the Master Portfolios such as managing and coordinating third-party relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.02% and 0.01% of the average daily net assets of the Extended Index and U.S. Equity Index Master Portfolios, respectively, and 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the International Index Master Portfolio. Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Index and the Bond Index Master Portfolios. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

     Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 2000 these officers of Stephens collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments (exclusive of short-term securities) for each of the Master Portfolios for the period ended December 31, 2000 were as follows:

                                         U.S. GOVERNMENT OBLIGATIONS                                OTHER SECURITIES
                                    -------------------------------------               --------------------------------------
MASTER PORTFOLIO                      PURCHASES                  SALES                    PURCHASES                   SALES
----------------                    ------------             ------------               ------------             -------------
Bond Index Master Portfolio ......  $119,717,082             $151,366,874               $104,381,734             $  83,788,817
Extended Index Master
   Portfolio .....................            --                       --                124,813,820                86,046,369
International Index Master
   Portfolio .....................            --                       --                 88,079,464                31,679,758
S&P 500 Index Master
   Portfolio .....................            --                       --                399,446,810             1,508,761,551

                           MASTER INVESTMENT PORTFOLIO

As of December 31, 2000 the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                                                  NET UNREALIZED
                                                               UNREALIZED                 UNREALIZED               APPRECIATION
MASTER PORTFOLIO                         TAX COST             APPRECIATION               DEPRECIATION             (DEPRECIATION)
----------------                         --------             ------------               ------------             --------------
Bond Index Master Portfolio .......  $  463,266,174           $ 9,758,675               $ (6,369,378)              $ 3,389,297
Extended Index Master
   Portfolio ......................     235,787,351            41,510,196                (62,063,708)              (20,553,512)
International Index Master
   Portfolio ......................     110,086,884             5,515,591                 (7,397,121)               (1,881,530)
S&P 500 Index Master
   Portfolio ......................   2,777,752,970           787,496,946               (337,003,082)              450,493,864

4.    PORTFOLIO SECURITIES LOANED

      As of December 31, 2000, certain Master Portfolios had loaned securities which were collateralized by U.S. Government Agency obligations and money market mutual funds. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolios associated with securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

      The value of the securities on loan at December 31, 2000 and the value of the related collateral were as follows:

                                                          VALUE OF                 VALUE OF
MASTER PORTFOLIO                                         SECURITIES               COLLATERAL
----------------                                         ----------               ----------
Bond Index Master PortfolIo .......................      $22,583,019              $23,124,248
Extended Index Master Portfolio ...................       16,571,977               17,436,147
International Index Master Portfolio ..............        2,499,826                2,644,544
S&P 500 Index Master Portfolio ....................       39,952,214               40,886,590

                          MASTER INVESTMENT PORTFOLIO

5. FINANCIAL HIGHLIGHTS

      The ratios of expenses to average net assets, net investment income to average net assets, portfolio turnover rates (excluding short-term securities) and total returns for the Master Portfolios were as follows:

                                              FOR THE         FOR THE        FOR THE       FOR THE         FOR THE       FOR THE
                                             YEAR ENDED     PERIOD ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED
                                             DECEMBER 31,    DECEMBER 31,   FEBRUARY 28,  FEBRUARY 28,    FEBRUARY 28,  FEBRUARY 29,
                                                2000            1999           1999          1998            1997          1996
                                             ------------   -------------   ------------  ------------    ------------  ------------
BOND INDEX MASTER PORTFOLIO
   Ratio of expenses to average
      net assets+ ..........................     0.08%          0.08%*          0.08%         0.08%          0.09%          0.09%
   Ratio of net investment income
      to average net assets+ ...............     6.73%          6.44%*          6.31%         6.73%          6.83%          6.43%
   Portfolio turnover rate .................       52%            25%*            28%           59%            39%            21%
   Total return ............................    11.91%         (0.67)%++        6.39%        10.51%          4.47%         12.32%
EXTENDED INDEX MASTER PORTFOLIO
   Ratio of expenses to average
      net assets+ ..........................     0.10%          0.10%**          N/A           N/A            N/A            N/A
   Ratio of net investment income
      to average net assets+ ...............     0.93%          1.26%**          N/A           N/A            N/A            N/A
   Portfolio turnover rate .................       38%            17%**          N/A           N/A            N/A            N/A
   Total return ............................   (14.53)%        36.30%++          N/A           N/A            N/A            N/A
INTERNATIONAL INDEX MASTER PORTFOLIO
   Ratio of expenses to average
      net assets+ ..........................     0.25%          0.25%***         N/A           N/A            N/A            N/A
   Ratio of net investment income
      to average net assets+ ...............     1.47%          0.82%***         N/A           N/A            N/A            N/A
   Portfolio turnover rate .................       45%            39%***         N/A           N/A            N/A            N/A
   Total return ............................   (14.85)%        20.50%++          N/A           N/A            N/A            N/A
S&P 500 INDEX MASTER PORTFOLIO
   Ratio of expenses to average
      net assets+ ..........................     0.05%          0.05%*          0.05%         0.05%          0.05%          0.05%
   Ratio of net investment income
      to average net assets+ ...............     1.22%          1.44%*          1.61%         1.89%          2.31%          2.68%
   Portfolio turnover rate .................       10%             7%*            11%            6%             4%             2%
   Total return ............................    (9.19)%        19.82%++        19.65%        34.77%         25.97%         34.50%
U.S. EQUITY INDEX MASTER PORTFOLIO
   Ratio of expenses to average
      net assets#+ .........................     0.08%          0.08%**          N/A           N/A            N/A            N/A
   Ratio of net investment income
      to average net assets#+ ..............     1.13%          1.39%**          N/A           N/A            N/A            N/A
   Portfolio turnover rate .................       17%             9%**          N/A           N/A            N/A            N/A
   Total return ............................   (10.54)%        21.40%++          N/A           N/A            N/A            N/A

-------------
* For the ten months ended December 31,1999. The Bond Index and S&P 500 Index Master Portfolios changed their fiscal year end from February 28 to December 31.

**  Period from March 1, 1999 (commencement of operations) to December 31,
    1999.

*** Period from October 1, 1999 (commencement of operations) to December 31,
    1999.

+   Annualized for periods of less than one year.

++  Not annualized.

# Includes expenses allocated from the Master Portfolios of MIP in which this Master Portfolio invests (see Note 1).

6. CHANGE IN ACCOUNTING POLICY

      In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the way the Master Portfolios account for premiums on fixed income securities and also require changes to the presentation of the financial statements. These changes are not expected to have any material impact on the net assets of the Master Portfolios.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

---------------------------------------------------------------------------
BOND INDEX
MASTER PORTFOLIO                        FACE AMOUNT                VALUE
---------------------------------------------------------------------------
CORPORATE BONDS & NOTES--35.47%
---------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.80%
   Lockheed Martin Corp.
     8.20%, 12/01/09                        $1,500,000          $ 1,648,860
   Raytheon Co.
     7.38%, 07/15/25                         1,000,000              923,271
   United Technologies Corp.
     6.63%, 11/15/04                         1,000,000            1,019,203
                                                                -----------
                                                                  3,591,334
                                                                -----------
AIRLINES--0.12%
   Delta Air Lines Inc.
     7.57%, 11/18/10                           500,000              527,780
                                                                -----------
AUTO MANUFACTURERS--1.62%
   DaimlerChrysler AG
     7.40%, 01/20/05                         1,000,000            1,004,280
     8.00%, 06/15/10                           500,000              504,403
   Ford Motor Company
     6.38%, 02/01/29                         1,000,000              818,224
     7.45%, 07/16/31                         1,500,000            1,410,900
     8.88%, 04/01/06                         1,500,000            1,635,558
   General Motors Corp.
     6.25%, 05/01/05                         1,000,000              979,826
     7.40%, 09/01/25                         1,000,000              944,504
                                                                -----------
                                                                  7,297,695
                                                                -----------
AUTO PARTS & EQUIPMENT--0.40%
   Goodyear Tire & Rubber Co.
     6.63%, 12/01/06                         1,000,000              801,665
   Visteon Corp.
   * 8.25%, 08/01/10                         1,000,000              985,990
                                                                -----------
                                                                  1,787,655
                                                                -----------
BANKS--5.73%
   ABN Amro Bank NV
     7.30%, 12/01/26                           500,000              463,093
   Bank of New York Co. Inc.
     6.50%, 12/01/03                         1,000,000            1,007,791
   Bank of Tokyo-Mitsubishi Ltd.
     8.40%, 04/15/10                         1,000,000            1,065,222
   Bank One Corp.
     6.40%, 08/01/02                         1,000,000            1,001,984
     8.10%, 03/01/02                         1,000,000            1,019,345
   BankAmerica Corp.
     6.25%, 04/01/08                         1,870,000            1,791,084
   BankBoston Corp.
     6.50%, 12/19/07                         1,022,000            1,000,001
   Chase Manhattan Corp.
     5.75%, 04/15/04                         1,000,000              980,816
   Deutsche Bank AG
     6.70%, 12/13/06                         1,000,000              995,774
   Dresdner Bank AG
     6.63%, 09/15/05                         1,000,000            1,001,878
   First Union Capital Corp.
     8.04%, 12/01/26                         2,000,000            1,872,286
   First Union Corp.
     6.63%, 07/15/05                           500,000              497,809
   International Bank of
     Reconstruction &
     Development
     6.38%, 07/21/05                         1,000,000            1,024,853
   KeyCorp
     6.75%, 03/15/06                         1,500,000            1,498,216
   KFW International Finance Inc.
     7.63%, 02/15/04                         3,500,000            3,683,641
     8.00%, 02/15/10                           250,000              275,260
   Korea Development Bank
     7.13%, 04/22/04                         1,000,000              992,500
     7.38%, 09/17/04                         1,000,000            1,002,556
   Mellon Capital II
     8.00%, 01/15/27                         1,000,000              962,186
   NationsBank Corp.
     7.75%, 08/15/15                         1,000,000            1,000,324
   Republic New York Corp.
     7.75%, 05/15/09                         1,000,000            1,033,422
   Skandinaviska Enskilda Banken
     6.88%, 02/15/09                           500,000              481,907
   Swiss Bank Corp.
     7.38%, 07/15/15                         1,200,000            1,205,786
                                                                -----------
                                                                 25,857,734
                                                                -----------
BEVERAGES--0.86%
   Anheuser-Busch Companies
     Inc.
     9.00%, 12/01/09                         1,500,000            1,772,265
   Coca-Cola Enterprises Inc.
     8.00%, 09/15/22                         1,000,000            1,092,108
   Diageo PLC
     6.13%, 08/15/05                         1,000,000              993,515
                                                                -----------
                                                                  3,857,888
                                                                -----------
CHEMICALS--0.12%
   Dow Chemical Co.
     8.63%, 04/01/06                           500,000              550,346
                                                                -----------
COMPUTERS--0.66%
   International Business
     Machines Corp.
     5.63%, 04/12/04                         3,000,000            2,958,099
                                                                -----------
COSMETICS/PERSONAL CARE--0.25%
   Procter & Gamble Co.
     8.50%, 08/10/09                         1,000,000            1,144,276
                                                                -----------
DIVERSIFIED FINANCIAL SERVICES--8.02%
   Ahmanson (H.F.) & Co.
     8.25%, 10/01/02                         1,000,000            1,027,081
   American General Finance
     Corp.
     6.38%, 03/01/03                         1,000,000            1,000,884
   Associates Corp. NA
     6.25%, 11/01/08                         1,500,000            1,446,374
     6.95%, 11/01/18                         1,000,000              947,479
   Bear Stearns Companies Inc.
     6.75%, 04/15/03                         1,000,000            1,001,800
   CIT Group Holdings Inc.
     6.63%, 06/15/05                         1,000,000              979,375
   Citigroup Inc.
     7.88%, 05/15/25                         1,000,000            1,060,190
   Countrywide Funding Corp.
     6.88%, 09/15/05                         1,000,000              999,157
   Ford Motor Credit Co.
     7.50%, 06/15/03                         1,000,000            1,020,927
     7.50%, 03/15/05                         3,400,000            3,471,063
     7.88%, 06/15/10                         1,000,000            1,030,499
   General Electric Capital Corp.
     7.25%, 05/03/04                         3,000,000            3,108,105
   General Motors Acceptance
     Corp.
     7.13%, 05/01/03                         4,500,000            4,534,011
   Goldman Sachs Group Inc.
     7.63%, 08/17/05                         1,000,000            1,040,877
   Household Finance Corp.
     6.00%, 05/01/04                         2,000,000            1,963,008
     6.70%, 06/15/02                         1,000,000            1,005,722
   Lehman Brothers Inc.
     7.63%, 06/01/06                         2,500,000            2,567,760

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DECEMBER 31, 2000

---------------------------------------------------------------------------
BOND INDEX
MASTER PORTFOLIO                            FACE AMOUNT            VALUE
---------------------------------------------------------------------------
CORPORATE BONDS & NOTES--(CONTINUED)
---------------------------------------------------------------------------
   Merrill Lynch & Co. Inc.
     6.00%, 02/17/09                        $3,000,000          $ 2,839,368
     6.38%, 10/15/08                         1,000,000              970,910
   Morgan Stanley Dean
     Witter & Co.
   * 7.13%, 01/15/03                         1,000,000            1,017,218
     8.00%, 06/15/10                         1,000,000            1,077,224
   Norwest Financial Inc.
     5.38%, 09/30/03                         1,000,000              975,242
   Pemex Finance Ltd.
     9.69%, 08/15/09                         1,000,000            1,081,610
                                                                -----------
                                                                 36,165,884
                                                                -----------
ELECTRIC--3.09%
   Dominion Resources Inc.
     7.63%, 07/15/05                         1,000,000            1,043,040
     8.13%, 06/15/10                         1,000,000            1,080,149
   Duke Energy Corp.
     6.00%, 12/01/28                         2,000,000            1,669,300
     7.50%, 08/16/05                         1,000,000            1,040,724
   Houston Lighting &
     Power Co.
     6.50%, 04/21/03                         4,000,000            4,017,556
   Korea Electric Power Corp.
     6.38%, 12/01/03                         1,000,000              970,000
   Niagara Mohawk Power Corp.
     7.38%, 07/01/03                           756,098              768,765
     7.63%, 10/01/05                           529,268              546,912
   Northern States Power Co.
     6.50%, 03/01/28                         1,500,000            1,342,290
   Texas Utilities Co.
     6.38%, 01/01/08                         1,000,000              945,136
   Xcel Energy Inc.
     7.00%, 12/01/10                           500,000              495,803
                                                                -----------
                                                                 13,919,675
                                                                -----------
ELECTRONICS--0.20%
   Midwest Generation LLC
     8.56%, 01/02/16                         1,000,000              912,023
                                                                -----------
FOOD--0.96%
   Albertson's Inc.
     6.63%, 06/01/28                         1,000,000              814,709
   Archer-Daniels-Midland Co.
     8.38%, 04/15/17                           500,000              535,187
   ConAgra Inc.
     7.40%, 09/15/04                         1,000,000            1,033,433
   Fred Meyer Inc.
     7.45%, 03/01/08                         1,000,000            1,025,295
   Kroger Co.
     7.00%, 05/01/18                         1,000,000              935,508
                                                                -----------
                                                                  4,344,132
                                                                -----------
FOREST PRODUCTS & PAPER--0.22%
   Abitibi-Consolidated Inc.
     8.55%, 08/01/10                         1,000,000            1,005,648
                                                                -----------
HEALTH CARE--0.23%
   Becton Dickinson & Co.
     7.15%, 10/01/09                         1,000,000            1,028,346
                                                                -----------
INSURANCE--0.23%
   Aetna Inc.
     7.13%, 08/15/06                         1,000,000            1,021,805
                                                                -----------
MACHINERY-CONSTRUCTION & MINING--0.23%
   Caterpillar Inc.
     7.25%, 09/15/09                         1,000,000            1,034,597
                                                                -----------
MANUFACTURERS--0.21%
   Tyco International Group
     6.88%, 01/15/29                         1,000,000              938,320
                                                                -----------
MEDIA--2.43%
   Comcast Cable
     Communications
     8.38%, 05/01/07                         2,000,000            2,137,324
   Time Warner
     Entertainment Co.
     8.38%, 03/15/23                         2,500,000            2,701,810
   Viacom Inc.
     7.75%, 06/01/05                         3,500,000            3,647,063
   Walt Disney Co. (The)
     5.13%, 12/15/03                         2,000,000            1,944,814
     6.75%, 03/30/06                           500,000              515,030
                                                                -----------
                                                                 10,946,041
                                                                -----------
MULTI-NATIONAL--0.62%
   Asian Development Bank
     6.75%, 06/11/07                         1,000,000            1,037,508
   Inter-American Development
     Bank
     5.75%, 02/26/08                         1,000,000              991,808
     8.40%, 09/01/09                           200,000              231,721
     8.50%, 03/15/11                           450,000              530,099
                                                                -----------
                                                                  2,791,136
                                                                -----------
OIL & GAS PRODUCERS--1.10%
   Amoco Canada
     7.25%, 12/01/02                         1,000,000            1,023,682
   Conoco Inc.
     5.90%, 04/15/04                         1,000,000              990,070
   Kerr-McGee Corp.
     6.63%, 10/15/07                         1,120,000            1,104,934
   Occidental Petroleum Corp.
     7.20%, 04/01/28                         1,000,000              959,193
   Phillips 66 Capital Trust II
     8.00%, 01/15/37                         1,000,000              902,920
                                                                -----------
                                                                  4,980,799
                                                                -----------
PHARMACEUTICALS--0.22%
   American Home Products
     Corp.
     6.50%, 10/15/02                         1,000,000            1,005,869
                                                                -----------
PIPELINES--0.23%
   Sonat Inc.
     7.63%, 07/15/11                         1,000,000            1,036,125
                                                                -----------
REAL ESTATE--0.22%
   EOP Operating LP
     6.38%, 02/15/03                         1,000,000              992,453
                                                                -----------
RETAIL--0.95%
   Dayton Hudson
     6.65%, 08/01/28                         1,000,000              900,697
   Penney (J.C.) Company Inc.
     8.25%, 08/15/22                         2,000,000            1,172,440
   Wal-Mart Stores Inc.
     8.50%, 09/15/24                         2,000,000            2,205,688
                                                                -----------
                                                                  4,278,825
                                                                -----------
TELECOMMUNICATION EQUIPMENT--0.21%
   Motorola Inc.
     7.50%, 05/15/25                         1,000,000              950,309
                                                                -----------
TELECOMMUNICATIONS--0.96%
   Bell Telephone Canada
     9.50%, 10/15/10                           250,000              283,034

DECEMBER 31, 2000

---------------------------------------------------------------------------
BOND INDEX
MASTER PORTFOLIO                          FACE AMOUNT            VALUE
---------------------------------------------------------------------------
CORPORATE BONDS & NOTES--(CONTINUED)
---------------------------------------------------------------------------
   British Telecom PLC
     8.13%, 12/15/10                   $  1,000,000         $  1,013,525
     8.63%, 12/15/30                      1,000,000            1,001,287
   Qwest Corp.
     7.63%, 06/09/03                      1,000,000            1,016,889
   Vodafone Group PLC
     7.75%, 02/15/10                      1,000,000            1,035,145
                                                            ------------
                                                               4,349,880
                                                            ------------
TELEPHONE--3.31%
   AT&T Corp.
*    6.00%, 03/15/09                      1,500,000            1,336,733
*    6.50%, 09/15/02                      2,000,000            1,993,180
   Deutsche Telekom
     International
     Finance AG
     8.25%, 06/15/30                      1,000,000              987,885
   Koninklijke KPN NV
     8.00%, 10/01/10                      1,000,000              935,126
   New York Telephone Co.
     6.00%, 04/15/08                        500,000              473,694
     7.00%, 12/01/33                      2,305,000            2,073,255
   Sprint Capital Corp.
     6.13%, 11/15/08                      3,000,000            2,675,529
   U.S. West Capital Funding Inc.
     6.13%, 07/15/02                      1,000,000              994,691
   WorldCom Inc.
     6.25%, 08/15/03                      1,000,000              976,589
     6.40%, 08/15/05                      1,500,000            1,443,764
     7.88%, 05/15/03                      1,000,000            1,012,028
                                                            ------------
                                                              14,902,474
                                                            ------------
TOBACCO--0.10%
   Imperial Tobacco Group PLC
     7.13%, 04/01/09                        500,000              472,481
                                                            ------------
TRANSPORTATION--1.17%
   Burlington North Santa
     Fe Corp.
     6.53%, 07/15/37                      1,000,000            1,002,566
   Canadian National
     Railway Co.
     6.45%, 07/15/00                      1,300,000            1,265,376
   CSX Corp.
     7.90%, 05/01/17                      1,000,000            1,013,420
   Norfolk Southern Corp.
     7.70%, 05/15/17                      1,000,000            1,016,509
   Union Pacific Corp.
     6.79%, 11/09/07                      1,000,000              996,687
                                                            ------------
                                                               5,294,558
                                                            ------------
TOTAL CORPORATE BONDS & NOTES
  (Cost: $162,569,593)                                       159,944,187
                                                            ------------
------------------------------------------------------------------------
++ FOREIGN GOVERNMENT BONDS & NOTES--2.58%
------------------------------------------------------------------------
   British Columbia (Province of)
     6.50%, 01/15/26                      1,000,000              954,552
   Chile (Republic of)
     6.88%, 04/28/09                      1,000,000              971,290
   Corp. Andina de Fomento
     7.75%, 03/01/04                      2,000,000            2,050,070
   Hydro Quebec
     8.40%, 01/15/22                      2,000,000            2,292,974
   Mexico Government
     International Bond
     9.88%, 01/15/07                      1,000,000            1,062,500
     11.50%, 05/15/26                     1,000,000            1,215,000
   Ontario (Province of)
     7.63%, 06/22/04                        750,000              789,599
     7.75%, 06/04/02                      1,300,000            1,332,752
   Quebec (Province of)
     5.75%, 02/15/09                      1,000,000              965,336
                                                            ------------
TOTAL FOREIGN GOVERNMENT BONDS &
  NOTES
  (Cost: $11,621,784)                                         11,634,073
                                                            ------------
------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS--59.59%
------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY BONDS AND NOTES--17.06%
   Federal Home Loan Bank
     5.02%, 02/11/02                      3,500,000            3,474,131
     5.13%, 09/15/03                      2,500,000            2,470,665
     5.40%, 01/15/03                      1,500,000            1,494,561
     5.50%, 01/21/03                      1,000,000              998,251
     5.95%, 07/28/08                      3,500,000            3,496,451
     6.09%, 06/02/06                      1,500,000            1,521,013
     6.13%, 08/15/03                      1,000,000            1,012,747
     6.61%, 06/09/04                      3,000,000            2,997,663
     6.75%, 02/15/02                      1,000,000            1,011,092
     6.88%, 08/15/03                      1,000,000            1,030,765
     7.38%, 05/15/03                      1,000,000            1,039,166
   Federal Home Loan Mortgage
     Corporation
     5.00%, 01/15/04                      5,000,000            4,913,870
     5.13%, 10/15/08                      3,400,000            3,216,866
     5.50%, 05/15/02                      1,000,000              998,174
     5.63%, 02/20/04                      1,000,000              989,401
     5.75%, 04/15/08                      2,000,000            1,980,820
     5.75%, 03/15/09                        500,000              490,766
     5.90%, 05/04/04                      3,500,000            3,474,334
     6.30%, 06/01/04                      1,000,000              997,400
     6.75%, 09/15/29                      3,000,000            3,195,825
     7.00%, 02/15/03                      2,000,000            2,055,544
     7.00%, 07/15/05                      1,000,000            1,049,477
     7.09%, 11/24/06                      1,000,000              999,654
   Federal National Mortgage
     Association
     0.00%, 06/01/17                      1,000,000              366,171
     5.13%, 02/13/04                      3,104,000            3,067,407
     5.25%, 01/15/09                      1,000,000              952,754
     5.38%, 03/15/02                      1,000,000              996,435
     5.88%, 04/23/04                        600,000              595,441
     6.00%, 05/15/08                      1,000,000            1,003,762
     6.25%, 05/15/29                      2,000,000            2,010,206
     6.26%, 02/25/09                      5,000,000            4,926,205
     6.38%, 06/15/09                        394,000              403,472
     6.45%, 02/14/02                      1,000,000            1,000,147
     6.80%, 01/10/03                      1,400,000            1,431,913
     7.00%, 07/15/05                      1,000,000            1,049,477
     7.13%, 03/15/07                      1,000,000            1,066,890
     7.13%, 06/15/10                      2,000,000            2,165,722
     7.13%, 01/15/30                        887,000              990,061
     7.55%, 04/22/02                      3,000,000            3,070,326
   Financing Corp.
     8.60%, 09/26/19                      2,150,000            2,693,752
     9.65%, 11/02/18                        500,000              680,369
   Tennessee Valley Authority
     6.00%, 03/15/13                      1,000,000              990,184
     6.13%, 07/15/03                        500,000              502,782
     6.25%, 12/15/17                        600,000              588,919
     6.88%, 12/15/43                      1,000,000              954,810
     7.13%, 05/01/30                        450,000              502,437
                                                            ------------
                                                              76,918,278
                                                            ------------

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DECEMBER 31, 2000

---------------------------------------------------------------------------
BOND INDEX
MASTER PORTFOLIO                          FACE AMOUNT            VALUE
---------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--(CONTINUED)
---------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--42.53%
  U.S. TREASURY BONDS
     5.25%, 02/15/29                    $   700,000           $  672,109
     5.50%, 08/15/28                      2,800,000            2,778,339
     6.00%, 02/15/26                      1,200,000            1,264,384
     6.13%, 11/15/27                      1,600,000            1,722,115
*    6.13%, 08/15/29                        800,000              871,250
     6.25%, 08/15/23                        700,000              757,025
*    6.25%, 05/15/30                      2,800,000            3,125,937
     6.50%, 11/15/26                      1,500,000            1,684,755
     6.63%, 02/15/27                      1,000,000            1,141,910
     7.13%, 02/15/23                      5,200,000            6,195,379
     7.25%, 05/15/16                      4,100,000            4,826,733
     7.50%, 11/15/16                        500,000              603,077
     7.63%, 02/15/07                        500,000              510,664
     7.63%, 02/15/25                      4,300,000            5,442,020
     7.88%, 02/15/21                      2,500,000            3,184,160
     8.00%, 11/15/21                      6,250,000            8,086,912
     8.13%, 08/15/19                      4,850,000            6,268,984
     8.75%, 11/15/08                        500,000              543,711
*    8.75%, 05/15/17                      1,600,000            2,148,187
     8.75%, 05/15/20                      2,300,000            3,155,255
     8.75%, 08/15/20                      2,100,000            2,886,219
     9.13%, 05/15/09                      1,000,000            1,112,500
     9.13%, 05/15/18                      1,500,000            2,092,206
     9.25%, 02/15/16                        600,000              827,767
     9.38%, 02/15/06                      1,300,000            1,544,562
     9.88%, 11/15/15                      1,500,000            2,160,579
     10.38%, 11/15/12                     1,300,000            1,671,515
     10.75%, 08/15/05                       550,000              674,653
     11.25%, 02/15/15                       650,000            1,015,777
     11.75%, 11/15/14                       500,000              724,648
     12.00%, 08/15/13                     1,100,000            1,552,891
     12.50%, 08/15/14                       400,000              595,938
     12.75%, 11/15/10                       500,000              657,207
     13.25%, 05/15/14                       850,000            1,298,840
     13.88%, 05/15/11                       600,000              836,672
  U.S. TREASURY NOTES
     4.25%, 11/15/03                      1,500,000            1,464,121
     4.75%, 02/15/04                      2,100,000            2,075,623
     4.75%, 11/15/08                      6,700,000            6,517,056
     5.25%, 05/15/04                      3,700,000            3,712,051
*    5.38%, 06/30/03                      2,250,000            2,262,971
     5.50%, 01/31/03                      2,100,000            2,114,679
     5.50%, 02/28/03                      3,500,000            3,524,990
     5.50%, 03/31/03                      3,000,000            3,023,328
     5.50%, 05/31/03                      1,450,000            1,461,945
     5.50%, 02/15/08                      2,300,000            2,344,151
     5.50%, 05/15/09                        500,000              510,424
     5.63%, 05/15/08                      3,300,000            3,389,664
     5.75%, 11/30/02                      1,600,000            1,615,619
*    5.75%, 04/30/03                      1,000,000            1,012,910
     5.75%, 08/15/03                      2,700,000            2,740,079
     5.75%, 11/15/05                        500,000              516,270
     5.88%, 09/30/02                      1,700,000            1,718,399
     5.88%, 02/15/04                      1,000,000            1,020,467
     5.88%, 11/15/04                      3,500,000            3,591,259
     6.00%, 08/15/04                      2,000,000            2,057,064
     6.00%, 08/15/09                      2,800,000            2,955,361
     6.13%, 08/15/07                      3,300,000            3,474,022
     6.25%, 01/31/02                      1,000,000            1,007,990
     6.25%, 02/28/02                      1,500,000            1,513,679
     6.25%, 06/30/02                      3,000,000            3,039,765
     6.25%, 02/15/03                      3,800,000            3,881,301
     6.25%, 02/15/07                      2,500,000            2,641,893
     6.38%, 01/31/02                      2,000,000            2,018,154
     6.38%, 04/30/02                      1,000,000            1,012,583
     6.38%, 08/15/02                      4,700,000            4,780,831
     6.50%, 02/28/02                      2,500,000            2,530,030
     6.50%, 03/31/02                      4,000,000            4,050,464
*    6.50%, 05/31/02                      1,000,000            1,015,157
*    6.50%, 05/15/05                      3,000,000            3,165,387
*    6.50%, 08/15/05                      1,900,000            2,008,995
*    6.50%, 10/15/06                      2,600,000            2,774,892
     6.50%, 02/15/10                      1,800,000            1,970,014
     6.63%, 03/31/02                      1,000,000            1,014,437
     6.63%, 04/30/02                      2,800,000            2,844,190
     6.63%, 05/15/07                      1,000,000            1,078,625
     6.75%, 05/15/05                      1,500,000            1,596,605
     6.88%, 05/15/06                        600,000              649,172
     7.00%, 07/15/06                      1,900,000            2,068,534
     7.25%, 08/15/04                      8,950,000            9,566,539
     7.50%, 05/15/02                      3,000,000            3,083,733
*    7.50%, 02/15/05                      1,300,000            1,413,870
     7.88%, 11/15/04                      3,000,000            3,283,476
                                                            ------------
                                                             191,747,649
                                                            ------------
TOTAL U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS
  (Cost: $262,531,198)                                       268,665,927
                                                            ------------
------------------------------------------------------------------------
SHORT TERM INSTRUMENTS--5.13%
------------------------------------------------------------------------
+  Federal Home Loan Mortgage
     Corporation Discount Note
     6.51%, 01/16/01                      2,994,337            2,994,337
+  Goldman Sachs Financial
     Square Prime Obligation
     Fund                                 7,038,433            7,038,433
+  Providian Temp Cash Money
     Market Fund                          5,713,203            5,713,203
+  Short Term Investment
     Company Liquid Assets
     Portfolio                            7,378,275            7,378,275
                                                            ------------
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $23,124,248)                                         23,124,248
                                                            ------------
------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.73%
------------------------------------------------------------------------
Investors Bank & Trust Tri Party
   Repurchase Agreement, dated 12/29/00,
   due 01/02/01, with a maturity value
   of $3,289,129 and an effective
   yield of 5.73%.                        3,287,036            3,287,036
                                                            ------------
TOTAL REPURCHASE AGREEMENT
  (Cost: $3,287,036)                                           3,287,036
                                                            ------------
TOTAL INVESTMENTS IN SECURITIES--103.50%
  (Cost $463,133,859)                                        466,655,471
Other Assets, Less Liabilities--(3.50%)                      (15,776,838)
                                                            ------------
NET ASSETS--100.00%                                         $450,878,633
                                                            ============

Notes to the Schedule of Investments:

*    Denotes all or part of security on loan. See Note 4.
+ Represents investment of collateral received from securities lending transactions. See Note 4.
++   Investment is denominated in U.S. Dollars.

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--97.48%
-------------------------------------------------------------------------------
ADVERTISING--0.70%
    Ackerly Group Inc. (The)                    3,620           $        32,580
+   ADVO Inc.                                   1,402                    62,214
+   APAC Customer Services Inc.                 3,944                    14,543
+   Aptimus Inc.                                3,600                     2,700
+   Catalina Marketing Corp.                    3,651                   142,161
+   Cyrk Inc.                                   1,891                     5,673
+   Donnelley (R.H.) Corp.                      1,530                    37,198
+   Getty Images Inc.                           3,366                   107,712
    Grey Global Group Inc.                         55                    35,750
+   Ha-Lo Industries Inc.                       3,404                     7,659
    Harte-Hanks Inc.                            4,576                   108,394
+   Interep National Radio Sales
      Inc. "A"                                  3,040                    10,640
+   Key3Media Group Inc.                        4,537                    55,295
+   Lamar Advertising Co.                       4,876                   188,183
+   Marketing Services Group Inc.               7,800                     9,262
+   Modem Media Inc.                            2,000                     6,625
    Penton Media Inc.                           2,719                    73,073
+   Sitel Corp.                                 4,768                    13,708
+   TMP Worldwide Inc.                          5,810                   319,550
    True North Communications Inc.              3,115                   132,387
+   24/7 Media Inc.                             2,732                     1,451
+   Valuevision International Inc. "A"          2,142                    27,043
                                                                      ---------
                                                                      1,393,801
                                                                      ---------
AEROSPACE/DEFENSE--0.46%
    AAR Corp.                                   2,040                    25,754
+   Alliant Techsystems Inc.                      736                    49,128
+   BE Aerospace Inc.                           2,187                    34,992
    Curtiss Wright Corp.                        1,056                    49,104
+   Fairchild Corp. (The) "A"                   6,531                    35,920
    GenCorp. Inc.                               2,957                    28,461
+   Hawker Pacific Aerospace                    6,800                    21,675
*   HEICO Corp.                                 1,209                    18,891
    HEICO Corp. "A"                             1,227                    14,264
+   Kreisler Manufacturing Corp.                2,500                     8,750
+   L-3 Communications Holdings Inc.            2,324                   178,948
+   Litton Industries Inc.                      3,233                   254,397
+   Orbital Sciences Corp.                      4,247                    17,519
    Primex Technologies Inc.                    1,476                    47,047
+   Sequa Corp. "A"                               864                    31,428
+   Teledyne Technologies Inc.                  1,800                    42,525
+   Titan Corp. (The)                           3,376                    54,860
                                                                        -------
                                                                        913,663
                                                                        -------
AGRICULTURE--0.03%
    Delta & Pine Land Co.                       3,114                    65,199
                                                                        -------
AIRLINES--0.37%
+   Airtran Holdings Inc.                       2,893                    20,974
+   Alaska Air Group Inc.                       1,072                    31,892
+   American West Holdings
      Corp. "B"                                 2,024                    25,932
+   Atlantic Coast Airlines Holdings
      Inc.                                      1,359                    55,549
*+  Continental Airlines Inc. "B"               3,964                   204,641
+   Midway Airlines Corp.                       1,034                     2,908
+   Midwest Express Holdings Inc.                 830                    12,191
+   Northwest Airlines Corp. "A"                5,635                   169,754
    SkyWest Inc.                                3,168                    91,080
    UAL Corp.                                   3,176                   123,666
                                                                        -------
                                                                        738,587
                                                                        -------
                                               SHARES                     VALUE
-------------------------------------------------------------------------------
APPAREL--0.20%
+   Cherokee Inc.                               1,989           $        18,150
+   Donna Karan International Inc.              1,896                    17,064
    Garan Inc.                                    589                    13,768
+   Jones Apparel Group Inc.                    7,552                   243,080
    Phillips-Van Heusen Corporation             2,403                    31,239
    Stride Rite Corp.                           4,777                    33,439
+   Unifi Inc.                                  4,132                    36,930
    Warnaco Group Inc. "A"                      3,668                     6,190
                                                                        -------
                                                                        399,860
                                                                        -------
AUTO MANUFACTURERS--0.20%
+   Aftermarket Technology Corp.                1,845                     4,036
+   American Axle & Manufacturing
      Holdings Inc.                             3,100                    24,606
    AO Smith Corp. "B"                          1,742                    29,723
    Borg-Warner Automotive Inc.                 1,645                    65,800
    CLARCOR Inc.                                2,691                    55,670
+   Delco Remy International Inc.               2,869                    24,745
+   Dura Automotive Systems Inc.                1,822                     9,565
    Exide Corp.                                 3,355                    25,582
+   Hayes Lemmerz International Inc.            2,550                    17,053
+   IMPCO Technologies Inc.                       865                    10,380
+   Kroll-O'Gara Co. (The)                      4,319                    25,914
    Oshkosh Truck Corp.                         1,307                    57,508
+   Rush Enterprises Inc.                         397                     1,389
+   Standard Automotive Corp.                   2,600                     2,600
+   Starcraft Corp.                             2,200                     4,400
    Titan International Inc.                    2,171                     9,227
*   Wabash National Corp.                       2,527                    21,795
                                                                        -------
                                                                        389,993
                                                                        -------
AUTO PARTS & EQUIPMENT--0.21%
    ArvinMeritor Inc.                           4,538                    51,620
    Bandag Inc.                                 1,181                    47,904
+   Collins & Aikman Corp.                      6,000                    25,125
    Donnelly Corp.                              1,171                    15,457
    Edelbrock Corp.                             1,734                    17,773
    Federal-Mogul Corp.                         4,111                     9,507
+   Lear Corp.                                  4,183                   103,791
    Modine Manufacturing Co.                    1,524                    31,623
    Superior Industries International Inc.      2,124                    67,039
    Tenneco Automotive Inc.                     6,600                    19,800
+   Tower Automotive Inc.                       3,068                    27,612
                                                                        -------
                                                                        417,251
                                                                        -------
BANKS--6.42%

    AMCORE Financial Inc.                       2,295                    47,478
    American Bancorp                            1,440                    17,280
    Anchor Bancorp Wisconsin Inc.               2,823                    45,168
+   Arch Capital Group Ltd.                     2,263                    33,945
    Area Bancshares Corp.                       2,850                    47,025
    Associated Bancorp                          3,874                   117,673
    Astoria Financial Corp.                     2,946                   160,005
+   Banc Corp. (The)                            1,790                     9,397
    BancFirst Corp.                               415                    16,470
    BancFirst Ohio Corp.                        2,406                    36,992
    Bancorp South Inc.                          4,398                    53,601
    BancWest Corporation                        4,312                   112,651
    Bank United Corp. "A"                       1,867                   127,306
    BankAtlantic Bancorp Inc. "A"                   1                         3
    Banknorth Group Inc.                        9,664                   192,676
    Bay View Capital Corp.                      3,642                    22,759
+   BOK Financial Corp.                         3,921                    83,321
    Boston Private
      Financial Holdings Inc.                   1,600                    31,800

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
    Bostonfed Bancorp Inc.                      1,892           $        39,495
    Brookline Bancorp Inc.                      3,901                    44,861
    Bryn Mawr Bank Corp.                        1,058                    22,350
    California Independent Bancorp                885                    16,815
    Camden National Corp.                         802                    11,428
+   Capital Bank Corp.                          2,000                    17,500
    Capital City Bank Group Inc.                1,426                    35,383
+   Capital Crossing Bank                       2,481                    27,601
+   Cardinal Financial Corp. "A"                  181                       608
    Cathay Bancorp Inc.                           901                    53,159
    Centura Banks Inc.                          2,756                   132,977
    CFS Bancorp Inc.                            3,746                    40,035
    Chemical Financial Corp.                    1,633                    38,171
    Chester Valley Bancorp                        731                    12,610
    Chittenden Corp.                            1,549                    46,954
    Citizens Banking Corp.                      2,343                    68,093
    Citizens First Financial Corp.                722                     8,574
    City National Corp.                         3,011                   116,864
    Colonial BancGroup Inc.                     8,391                    90,203
    Colorado Business Bankshares                  946                    16,200
    Commerce Bancorp Inc.                       1,684                   115,144
    Commerce Bancshares Inc.                    4,400                   187,000
    Commercial Federal Corp.                    2,908                    56,524
    Community First Bankshares Inc.             2,411                    45,508
    Community West Bancshares                     400                     1,550
    Compass Bancshares Inc.                     8,159                   194,796
    CORUS Bankshares Inc.                       1,651                    81,699
    Cullen/Frost Bankers Inc.                   2,888                   120,754
    CVB Financial Corp.                         2,516                    42,772
    Dime Bancorp Inc.                           7,491                   221,453
    Downey Financial Corp.                      1,558                    85,690
    East West Bancorp Inc.                      2,200                    54,862
*   Eastern Virginia Bankshares                   690                     9,919
    F&M National Corp.                          1,908                    49,846
    F.N.B. Corp.                                2,303                    48,363
    Farmers Capital Bank Corp.                  1,078                    29,780
    FCNB Corp.                                  1,488                    40,176
*   Fidelity Bankshares Inc.                      750                    14,719
    Fidelity National Corp.                     2,763                    13,815
    First Bancorp North Carolina                  858                    13,513
    First BanCorp.                              2,733                    64,567
    First Busey Corp. "A"                         606                    12,082
    First Citizens Bancshares Inc. "A"            909                    73,402
    First Commonwealth Financial
      Corp.                                     2,868                    28,680
    First Federal Bancorp Inc.                    600                     3,187
    First Federal Financial of Kentucky           552                     8,280
    First Financial Bancorp                     3,610                    61,370
    First Georgia Holding Inc.                    900                     3,712
    First Mariner Bancorp                         400                     1,600
    First Merchants Corp.                         771                    17,492
    First Midwest Bancorp Inc.                  2,448                    70,380
    First Niagara Financial Group Inc.          2,931                    31,691
    First Sentinel Bancorp Inc.                 4,730                    54,395
    1st Source Corp.                            2,044                    37,303
    First Tennessee National Corp.              9,237                   267,296
    First Virginia Banks Inc.                   2,740                   131,520
    Firstfed America Bancorp Inc.               1,289                    20,624
+   FirstFed Financial Corp.                    2,545                    82,235
    FirstMerit Corp.                            4,890                   130,731
    Flag Financial Corp.                        1,000                     5,125
+   Florida Banks Inc.                            400                     2,125
    FMS Financial Corp.                         1,000                     8,875
    Frontier Financial Corp.                    2,004                    50,225
    Fulton Financial Corp.                      4,545                   104,819
    GA Financial Inc.                           1,963                    26,378
    GBC Bancorp                                 1,033                    39,641
    Gold Bancorp Inc.                           1,378                     6,459

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
    Golden State Bancorp Inc.                   8,156           $       256,404
    Greater Bay Bancorp                         2,058                    84,378
    Greenpoint Financial Corp.                  7,080                   289,834
+   Hamilton Bancorp Inc.                       1,370                    12,330
    Hancock Holding Co.                         1,168                    44,676
    Harbor Florida Bancshares Inc.              4,183                    62,484
    Hibernia Corp. "A"                         11,096                   141,474
    Hudson City Bancorp Inc.                    6,800                   137,700
    Hudson United Bancorp                       3,121                    65,346
+   Imperial Bancorp                            2,920                    76,650
    Independence Community Bank
      Corp.                                     3,455                    55,064
    Independent Bank Corp. (MA)                 1,748                    21,850
    Independent Bank Corp. (MI)                 2,076                    41,001
+   IndyMac Bancorp Inc.                        4,338                   127,971
    Integra Bank Corp.                          1,697                    43,380
    International Bancshares Corp.              1,687                    57,569
    Investors Financial Services Corp.          2,200                   189,200
    Irwin Financial Corp.                       2,369                    50,193
    M&T Bank Corp.                              5,902                   401,342
    MAF Bancorp Inc.                            2,636                    74,961
    Mahaska Investment Co.                      1,062                     9,027
    Main Street Bancorp Inc.                    1,900                    13,300
    Marshall & Ilsley Corp.                     6,345                   322,516
    Medallion Financial Corp.                   1,916                    28,021
    Mercantile Bankshares Corp.                 4,694                   202,722
    Merchants Bancshares Inc.                     462                    11,203
    Merchants New York Bancorp Inc.             2,168                    54,335
+   Metropoitan Financial Corp.                 1,200                     2,850
    MetroWest Bank                                637                     3,663
    MidAmerica Bancorp                          1,308                    29,759
    Mississippi Valley Bancshares Inc.            424                    12,455
    National Commerce Bancorp                  13,873                   343,357
    National Penn Bancshares Inc.               1,783                    35,992
+*  Net.B@nk Inc.                               2,478                    16,262
    New York Community Bancorp                  2,151                    79,049
    North Fork Bancorp                         10,008                   245,821
    Northern States Financial Corp.               464                     8,758
    Northwest Bancorp Inc.                      5,896                    53,433
    NSD Bancorp Inc.                              554                     8,448
+   Ocwen Financial Corp.                       6,716                    42,814
    Old National Bancorp                        4,220                   126,336
    Pacific Capital Bancorp                     1,480                    41,625
    Pacific Century Financial Corp.             4,588                    81,150
    Park National Corp.                           536                    48,072
    Parkvale Financial Corp.                    1,233                    25,431
    Patriot Bank Corp.                          2,328                    15,714
    Peoples Bancorp Inc.                        1,255                    18,511
    Peoples Banctrust Co. Inc.                    689                     9,172
    People's Bank                               4,591                   118,792
    Peoples Financial Corp.                       700                    12,075
    Popular Inc.                                8,968                   235,971
    Premier Community Bankshares Inc.             400                     2,025
    Provident Bankshares Corp.                  2,560                    53,440
    Provident Financial Group Inc.              3,064                   114,900
    R&G Financial Corp. "B"                     2,074                    29,554
    Republic Bancorp Inc.                       4,664                    50,429
    Republic Bancorp Inc. "A"                   2,640                    16,335
+   Republic Bancshares Inc.                    1,754                    16,224
    Republic Security Financial Corp.           5,615                    40,533

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
    Richmond County Financial Corp.             1,600         $          41,800
    Riggs National Corp.                        2,971                    41,408
    Roslyn Bancorp Inc.                         4,952                   135,252
    Royal Bancshares of
      Pennsylvania "A"                            812                    11,470
    S&T Bancorp Inc.                            4,836                   104,578
    Santander Bancorp                           3,770                    72,572
    Shoreline Financial Corp.                   1,643                    24,645
+   Silicon Valley Bancshares                   3,246                   112,190
    Simmons First National Corp. "A"              611                    13,786
    Sky Financial Group Inc.                    5,153                    86,313
    South Financial Group Inc. (The)            4,373                    57,942
+   Southwest Bancorp of Texas Inc.             1,438                    61,744
    Sovereign Bancorp Inc.                     17,132                   139,198
    State Bancorp Inc.                            814                    10,429
    State Financial Services Corp. "A"          1,871                    15,787
    Staten Island Bancorp Inc.                  3,392                    72,504
    Sterling Bancshares Inc.                    2,095                    41,376
+   Sterling Financial Corp (PA)                1,826                    22,140
    Sterling Financial Corp. (WA)                 796                    11,940
    Summit Bancshares Inc.                        640                    13,880
    Susquehanna Bancshares Inc.                 3,704                    61,116
    TCF Financial Corp.                         5,587                   248,971
    Texas Regional Bancshares "A"               1,698                    55,198
    Trust Company of New Jersey (The)           2,085                    26,193
    TrustCo Bank Corp.                          5,170                    63,009
    Trustmark Corp.                             3,856                    80,976
    UMB Financial Corp.                         1,697                    63,425
    UnionBanCal Corporation                    10,039                   241,563
    United Bancshares Inc.                      3,424                    72,760
    United National Bancorp                     1,684                    32,312
    USBancorp Inc.                                503                     2,138
    Valley National Bancorp                     4,351                   144,943
+   VIB Corp.                                   1,386                    10,398
    W Holding Co. Inc.                          4,589                    53,347
    Warwick Community Bancorp                   2,643                    35,020
    Washington Federal Inc.                     2,707                    76,980
+   Waypoint Financial Corp.                    2,600                    28,600
    Webster Financial Corp.                     3,768                   106,682
    WesBanco Inc.                               2,035                    47,822
    Westamerica Bancorp                         2,508                   107,844
    WestCorp Inc.                               3,331                    49,965
    Whitney Holding Corp.                       1,445                    52,472
    Wilmington Trust Corp.                      1,796                   111,464
    Zions Bancorp                               5,498                   343,281
                                                                     ----------
                                                                     12,788,822
                                                                     ----------
BEVERAGES--0.37%
+   Agribrands International Inc.                 477                    25,519
+   Chalone Wine Group Ltd.                     2,320                    18,995
    Coca-Cola Bottling Co.                        874                    33,103
+   Constellation Brands Inc.                     899                    52,816
    Farmer Brothers Co.                           186                    38,595
    Pepsi Bottling Group Inc.                   9,300                   371,419
+   Robert Mondavi Corp. (The) "A"                762                    41,243
+   Sylvan Inc.                                   985                     8,988
    Whitman Corp.                               9,213                   150,863
                                                                        -------
                                                                        741,541
                                                                        -------
BIOTECHNOLOGY--3.07%

+   ACLARA BioSciences Inc.                     2,840                    30,885
+   Affymetrix Inc.                             3,454                   257,107

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Applera Corp. - Celera
      Genomics Group                            3,800             $     136,562
+   Ariad Pharmaceuticals Inc.                  3,100                    14,725
+   Avant Immunotherapeutics Inc.               2,900                    19,937
+   Bio-Technology General Corp.                2,779                    19,627
    Cambrex Corp.                               1,490                    67,422
+   Charles River Laboratories
      International Inc.                        1,600                    43,800
+*  Collateral Therapeutics Inc.                1,387                    24,533
+   Cryolife Inc.                               1,751                    52,953
+   CuraGen Corp.                               2,300                    62,819
+   Cytogen Corp.                               4,500                    10,547
+   Deltagen Inc.                               1,900                    19,831
+   Diversa Corp.                                 887                    15,911
+   Exelixis Inc.                               4,313                    63,078
+   Gene Logic Inc.                             1,900                    34,912
+   Genencor International Inc.                 4,500                    81,000
+   Genentech Inc.                             10,400                   847,600
+   Genome Therapeutics Corp.                   1,320                     9,199
+*  Genzyme General                             6,399                   575,510
+   ICOS Corp.                                  3,416                   177,418
+*  IDEC Pharmaceuticals Corp.                  3,088                   585,369
+   Illumina Inc.                               2,560                    41,120
+   Immunex Corp.                              34,168                 1,388,075
+   Immunomedics Inc.                           3,593                    77,249
+   Incyte Genomics Inc.                        4,282                   106,515
+   Isis Pharmaceuticals Inc.                   3,908                    41,523
+   Kosan Biosciences Inc.                      1,000                    10,500
+*  Large Scale Biology Corp.                   1,204                    11,438
+*  Maxim Pharmaceuticals Inc.                  1,865                    11,889
+   Maxygen Inc.                                1,762                    43,169
+   Millennium Pharmaceuticals Inc.            12,792                   791,505
+   Myriad Genetics Inc.                        1,492                   123,463
+   Nanogen Inc.                                1,400                    12,600
+   Nexell Therapeutics Inc.                    2,025                     6,138
+   Organogenesis Inc.                          3,420                    30,746
+   Regeneron Pharmaceuticals Inc.              2,143                    75,574
+*  Rosetta Inpharmatics Inc.                   2,035                    32,560
+   Sequenom Inc.                               1,587                    22,218
+   Targeted Genetics Corp.                     2,200                    14,712
+   Telik Inc.                                  2,100                    13,912
+*  Transkaryotic Therapies Inc.                1,255                    45,729
+   Variagenics Inc.                            1,896                    22,485
+   Xoma Ltd.                                   5,334                    52,006
                                                                      ---------
                                                                      6,125,871
                                                                      ---------
BUILDING MATERIALS--0.65%
+*  Advanced Lighting Technologies
      Inc.                                      1,945                    12,886
+   American Standard Companies
      Inc.                                      4,945                   243,850
    Centex Construction Products Inc.           1,509                    41,215
+   Ceradyne Inc.                               2,800                    18,550
    Chemed Corp.                                1,162                    39,072
+   Comfort Systems USA Inc.                    4,359                     9,263
+   Dal-Tile International Inc.                 2,596                    36,831
+   Drew Industries Inc.                          505                     2,904
    Elcor Corp.                                 1,370                    23,119
    Florida Rock Industries Inc.                  945                    36,973
+   Genlyte Group Inc. (The)                    1,402                    33,297
+   Integrated Electrical Services Inc.         3,692                    21,921
    Johns Manville Corp.                       10,295                   133,192
    Lafarge Corp.                               4,701                   111,061
    Lennox International Inc.                   3,521                    27,288
    LSI Industries Inc.                         1,156                    23,626
    Martin Marietta Materials Inc.              2,783                   117,721

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DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   NCI Building Systems Inc.                   1,307           $        24,588
    Rayonier Inc.                               1,646                    65,531
+   Rock of Ages Corp.                          2,774                    12,483
+   Simpson Manufacturing Co. Inc.                717                    36,567
    Texas Industries Inc.                       2,149                    64,470
+   Trex Co. Inc.                               1,300                    32,744
*   USG Corp.                                   2,423                    54,517
+   Wickes Inc.                                   500                     2,062
    York International Corp.                    2,492                    76,473
                                                                      ---------
                                                                      1,302,204
                                                                      ---------
CHEMICALS--1.30%

+   Airgas Inc.                                 6,651                    45,310
    Albemarle Corp.                             2,602                    64,399
+   Altair International Inc.                   2,059                     3,088
+   Applied Extrusion Tech Inc.                   496                     1,534
    Arch Chemicals Inc.                         2,100                    37,275
+   Atlantis Plastics Inc. "A"                    600                     2,062
    Cabot Corp.                                 4,077                   107,531
+   Cabot Microelectronics Corp.                2,210                   114,782
+   CFC International Inc.                        800                     3,700
    ChemFirst Inc.                              2,141                    47,236
    Crompton Corp.                              8,406                    88,263
+   Cytec Industries Inc.                       2,335                    93,254
    Ferro Corp.                                 2,485                    57,155
+   Foamex International Inc.                   2,122                    11,406
    Fuller (H. B.) Co.                          1,225                    48,330
    Gentek Inc.                                 1,933                    31,894
    Georgia Gulf Corp.                          2,179                    37,179
    IMC Global Inc.                             7,815                   121,621
+   International Specialty Products
    Inc.                                        3,376                    22,577
+   JLM Industries Inc.                         2,200                     4,537
+   Landec Corp.                                1,973                     5,549
    Lubrizol Corp.                              3,866                    99,549
    Lyondell Chemical Co.                       8,742                   133,862
    MacDermid Inc.                              3,224                    61,256
    Millennium Chemicals Inc.                   3,774                    68,404
    Minerals Technologies Inc.                  1,185                    40,512
    Mississippi Chemical Corp.                  2,577                     8,118
    Myers Industries Inc.                       2,270                    32,915
+   Nanophase Technologies Corp.                1,400                    15,400
    NL Industries Inc.                          3,832                    92,926
    Olin Corp.                                  2,793                    61,795
    OM Group Inc.                               1,760                    96,140
    Omnova Solutions Inc.                       2,357                    14,142
    Penford Corp.                               1,571                    22,387
    PolyOne Corp.                               4,908                    28,834
    RPM Inc.                                    6,547                    56,059
    Schulman (A.) Inc.                          2,888                    33,212
    Solutia Inc.                                6,927                    83,124
    Spartech Corp.                              3,502                    72,010
    Stepan Co.                                    663                    15,705
+   Surmodics Inc.                              1,248                    45,942
+   Symyx Technologies Inc.                     1,700                    61,200
+   U.S. Plastic Lumber Co.                     1,954                     2,381
+   Uniroyal Technology Corp.                   2,720                    17,000
    Valhi Inc.                                  6,622                    76,153
    Valspar Corp.                               3,055                    98,310
+   Vertex Pharmaceuticals Inc.                 3,866                   276,419
    Wellman Inc.                                2,600                    36,725
                                                                      ---------
                                                                      2,599,162
                                                                      ---------

COAL--0.06%
    Consol Energy Inc.                          4,000                   111,750
                                                                      ---------
                                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMERCIAL SERVICES--3.32%

    Aaron Rents Inc. "A"                        1,271               $    17,079
+   Ablest Inc.                                 1,700                     8,925
    ABM Industries Inc.                         1,456                    44,590
+   ACNielsen Corp.                             3,755                   136,119
+*  Actrade Financial Technologie
      Ltd.                                        815                    17,981
+   Administaff Inc.                            1,670                    45,424
+   AHL Services Inc.                           2,230                    22,439
+   ANC Rental Corp.                            3,012                    10,542
+   AnswerThink Consulting Group
      Inc.                                      2,281                     8,269
+   Apollo Group Inc. "A"                       4,463                   219,524
+   ASI Solutions Inc.                          1,500                    23,625
+   Atrix Laboratories Inc.                     1,816                    30,985
+   Aurora Biosciences Corp.                    1,226                    38,542
+   Barrett Business Services Inc.              1,000                     3,562
+   Bestway Inc.                                1,400                     5,600
+   Billing Concepts Corp.                      3,028                     6,056
+   Blount International Inc.                   3,065                    23,564
+   Blue Rhino Corp.                            1,881                     4,467
    Bowne & Co. Inc.                            3,746                    39,567
+   Breakaway Solutions Inc.                    2,800                     2,450
+   Bright Horizons Family
      Solutions Inc.                            1,019                    26,621
+   Butler International Inc.                     900                     4,162
+   Caremark Rx Inc.                           13,204                   179,079
+   CDI Corp.                                   2,262                    33,082
+   Celgene Corp.                               4,215                   136,987
*   Central Parking Corp.                       2,522                    50,440
+*  Cephalon Inc.                               2,459                   155,685
+   Charles River Associates Inc.               1,972                    20,336
    Comdisco Inc.                              11,600                   132,675
+   Concord EFS Inc.                           13,226                   581,117
+*  COR Therapeutics Inc.                       3,192                   112,318
+   Corinthian Colleges Inc.                    1,400                    53,112
+   Corporate Executive
      Board Co. (The)                           1,700                    67,602
+   CoStar Group Inc.                           1,228                    29,012
+   Cubist Pharmaceuticals Inc.                 1,544                    44,776
+*  CV Therapeutics Inc.                        1,400                    99,050
+   DeVry Inc.                                  4,501                   169,913
+*  DiamondCluster
      International Inc. "A"                    1,163                    35,471
+   Dun & Bradstreet Corp.                      5,400                   139,725
+   eBenx Inc.                                  1,610                    10,867
+   Edgewater Technology Inc.                   4,396                    28,574
+   Edison Schools Inc.                         3,000                    94,500
+   Education Management Corp.                  2,005                    71,679
+   Electro Rent Corp.                          1,901                    26,852
+   Emisphere Technologies Inc.                 1,405                    35,125
+   Encompass Service Corp.                     4,456                    22,558
+   First Consulting Group Inc.                 2,194                    10,421
+   First Health Group Corp.                    3,121                   145,322
+   FYI Inc.                                    1,606                    59,221
+   Gartner Group Inc. "B"                      5,300                    33,602
+   General Magnaplate Corp.                      300                         0
+   Gilman & Ciocia Inc.                          935                     2,688
+   Griffin Land & Nurseries Inc.                 800                     9,200
+   Harris Interactive Inc.                     5,460                    20,134
+   Healthcare Services Group Inc.              1,214                     7,739
+   Heidrick & Struggles
      International Inc.                        1,000                    42,062
    Hertz Corp. "A"                             2,720                    92,820
+   HotJobs.com Ltd.                            6,100                    69,769

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Interstate National Dealer
      Services Inc.                             3,200           $        18,400
+   Iron Mountain Inc.                          3,147                   116,832
+   ITT Educational Services Inc.               2,308                    50,776
+   Kaneb Services Inc.                         2,200                    12,925
    Kelly Services Inc. "A"                     1,746                    41,249
+   kForce.com Inc.                             1,186                     3,632
+   Korn/Ferry International                    2,500                    53,125
+   Labor Ready Inc.                            4,970                    16,463
    Landauer Inc.                               1,617                    29,510
+   Learning Tree International Inc.            1,311                    64,894
+   LendingTree Inc.                            2,766                     5,705
+   Loislaw.com Inc.                            3,000                    12,750
+   Luminant Worldwide Corp.                    4,100                     3,331
+   Mail-Well Inc.                              5,584                    24,081
+   Management Network
      Group Inc. (The)                          5,000                    59,375
    Manpower Inc.                               5,342                   202,996
+   MAXIMUS Inc.                                1,304                    45,559
    McGrath Rentcorp                              916                    17,747
+   MedQuist Inc.                               2,616                    41,856
+   Mercury Air Group Inc.                      1,594                     7,771
    Midas Inc.                                  2,555                    30,500
+   Modis Professional Services Inc.            5,602                    23,108
+   MPW Industrial Services Group Inc.          1,095                     1,095
+   National Equipment Services Inc.            2,779                     5,384
+   National Research Corp.                     2,500                    10,000
+   NationsRent Inc.                            4,184                     6,538
+   Navigant Consulting Co.                     4,627                    17,640
+   Neff Corp.                                  4,392                     5,490
+   NetRatings Inc.                             2,328                    34,192
+   Neurogen Corp.                              1,733                    60,872
+   New Horizons Worldwide Inc.                 1,609                    22,321
+   NOVA Corporation                            4,323                    86,190
+   Ogden Corp.                                 2,497                    38,391
+   On Assignment Inc.                          1,578                    44,973
+   Organic Inc.                                5,436                     4,417
+   PFSweb Inc.                                 2,656                     1,992
+   Pharmaceutical Product
      Development Inc.                          1,544                    76,717
+   Pharmacopeia Inc.                           1,300                    28,356
+   Predictive Systems Inc.                     2,100                    15,028
+   Pre-Paid Legal Services Inc.                1,350                    34,425
+   Profit Recovery Group
      International Inc. (The)                  3,046                    19,418
+   ProsoftTraining.com                         2,672                    32,398
+   Quanta Services Inc.                        3,975                   127,945
+   Rainbow Rentals Inc.                        1,065                     5,591
+   RCM Technologies Inc.                         486                     1,762
    Regis Corp.                                 2,499                    36,235
+   Rent-A-Center Inc.                          1,817                    62,686
+   Rent-Way Inc.                               1,445                     6,412
    Rollins Inc.                                3,166                    63,518
    Roper Industries Inc.                       2,699                    89,236
+   Security Associates
      International Inc.                        3,200                     2,600
    Servicemaster Co.                          18,725                   215,338
+   Sodexho Marriott Services Inc.              3,779                    83,610
+   Sotheby's Holdings Inc. "A"                 3,645                    84,518
+   Spherion Corporation                        3,724                    42,128
+   SPS Technologies Inc.                       1,366                    74,874
+   Staff Leasing Inc.                          1,928                     5,784
    Stewart Enterprises Inc. "A"                5,516                    10,515

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
    Strayer Education Inc.                      1,102                $   28,170
+   Student Advantage Inc.                      3,600                    15,300
+   Sylvan Learning Systems Inc.                3,073                    45,519
+   TEAM America Corp.                          2,100                    10,631
+   Teletech Holdings Inc.                      4,895                    89,946
+   Trimeris Inc.                                 873                    47,906
+   Tyler Technologies Inc.                     3,772                     6,365
+   United Rentals Inc.                         4,160                    55,900
+   United Shipping and
      Technology Inc.                           1,000                     1,750
+   Valassis Communications Inc.                3,160                    99,737
    Viad Corp.                                  6,247                   143,681
+   Volt Information Sciences Inc.              1,067                    22,140
    Westaff Inc.                                1,884                     3,768
+*  Wireless Facilities Inc.                    2,500                    90,625
+   Workflow Management Inc.                    2,493                    17,139
    World Fuel Services Corp.                   4,155                    29,085
                                                                      ---------
                                                                      6,612,442
                                                                      ---------
COMPUTERS--9.04%
+*  About.com Inc.                              1,600                    43,100
+   Accrue Software Inc.                        2,100                     5,250
+   ACE*COMM Corp.                              4,000                     9,250
+*  Activision Inc.                             2,815                    42,577
+   Actuate Corp.                               3,664                    70,074
+   Adept Technology Inc.                         781                    11,324
+   Advanced Digital Information
      Corp.                                     4,340                    99,820
+   Advantage Learning Systems Inc.             2,312                    77,741
+   Advent Software Inc.                        1,694                    67,866
+   Affiliated Computer Services
      Inc. "A"                                  3,334                   202,332
+*  AGENCY.com Ltd.                             3,462                    13,415
+   Agile Software Corp.                        3,100                   153,062
+   Allaire Corp.                               2,100                    10,566
+   American Software Inc. "A"                  3,900                     5,362
+*  AppliedTheory Corp.                         4,200                     8,400
+   Applix Inc.                                 1,058                     2,645
+   AremisSoft Corp.                            1,100                    46,956
+   Art Technology Group Inc.                   4,200                   128,362
+   Ashton Technology
      Group Inc. (The)                          3,000                     2,719
+   Ask Jeeves Inc.                             3,000                     7,312
+   Aspen Technology Inc.                       1,306                    43,424
+   Auspex Systems Inc.                         2,748                    19,236
+*  Avici Systems Inc.                          2,939                    72,373
+   AVT Corp.                                   1,718                     8,536
+   BARRA Inc.                                  1,232                    58,034
+   Be Free Inc.                                6,400                    14,000
+   Be Inc.                                     4,400                     3,300
+   Bell & Howell Co.                           2,840                    46,860
+   BindView Development Corp.                  4,020                    37,813
+*  Bisys Group Inc.                            3,682                   191,924
+   Black Box Corp.                             1,171                    56,574
+   Bluestone Software Inc.                     2,200                    33,275
+*  Bottomline Technologies Inc.                  900                    23,119
+   Braun Consulting Inc.                       1,500                     5,531
+   Brio Technology Inc.                        2,347                     9,901
+*  Broadbase Software Inc.                     3,400                    21,250
+   Brocade Communications
      System Inc.                              14,000                 1,285,375
+   Brooktrout Inc.                             1,198                    11,344
+   BSQUARE Corp.                               1,800                    10,800
+   CacheFlow Inc.                              2,520                    42,997
+   CAIS Internet Inc.                          2,400                     2,325

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Calico Commerce Inc.                        1,824           $         1,767
+   Cambridge Technology Partners
      Inc.                                      3,320                     8,715
+   Carreker Corp.                              1,813                    63,002
+   Casino Data Systems                         4,300                    30,234
+   Catalyst International Inc.                 2,159                    10,255
+   C-bridge Internet Solutions Inc.            2,151                     8,402
+   CCC Information Services
      Group Inc.                                3,164                    19,775
+   CenterSpan Communications Corp.             1,596                    17,855
+   Centura Software Corp.                      4,400                     3,437
+   Ciber Inc.                                  3,099                    15,108
+   Ciprico Inc.                                1,618                    12,135
+   Clarent Corp.                               2,042                    23,100
+   Clarus Corp.                                2,000                    14,000
+   Cognizant Technology
      Solutions Corp.                             958                    34,787
+   Commerce One Inc.                          12,040                   304,762
+   Complete Business Solutions Inc.            2,955                    30,473
+   Computer Network
      Technology Corp.                          1,415                    40,770
+   Concur Technologies Inc.                    2,236                     2,481
+   Concurrent Computer Corp.                   3,566                    19,167
+   Cotelligent Inc.                            2,307                     2,163
+   Credit Management Solutions Inc.            2,500                     3,125
+   Critical Path Inc.                          4,289                   131,887
+   Crossroads Systems Inc.                     2,600                    12,187
+   CyberCash Inc.                              4,579                     3,720
+   CyberSource Corp.                           2,300                     5,462
+   Cylink Corp.                                2,873                     6,195
+   Cysive Inc.                                 1,400                     5,775
+   Daleen Technologies Inc.                    1,700                     6,375
+   Data Broadcasting Corp.                     9,242                    32,347
+   Data Return Corp.                           2,800                    10,500
+   Data Translation Inc.                       2,700                     4,219
+   Dataram Corp.                               3,150                    36,619
+   Datatec Systems Inc.                        3,783                     6,620
+   Deltek Systems Inc.                         2,399                    10,196
+   Dendrite International Inc.                 2,959                    66,208
    Diebold Inc.                                5,177                   172,782
+   Digex Inc.                                  1,600                    36,000
+   Digital River Inc.                          2,838                     6,740
+*  Digitas Inc.                                3,895                    19,718
+   Docent Inc.                                 2,600                    22,750
+   DocuCorp International Inc.                   898                     1,796
+   Documentum Inc.                             2,288                   113,685
+   Dot Hill Systems Corp.                      2,640                    10,230
+   DSET Corporation                              959                     1,723
+   DSP Group Inc.                              1,292                    27,193
+   DST Systems Inc.                            7,780                   521,260
+*  E.piphany Inc.                              4,350                   234,628
+   ebix.com Inc.                               1,430                       670
+   Echelon Corp.                               2,298                    36,912
+   Eclipsys Corp.                              2,793                    68,428
+*  eGain Communications Corp.                  2,751                     8,511
+   Elcom International Inc.                    4,021                     5,529
+   Electronics For Imaging Inc.                3,278                    45,687
+   Elite Information Group Inc.                2,800                    12,600
+   eLoyalty Corp.                              2,625                    16,980
+*  Engage Technologies Inc.                   11,800                     8,850
+   Entrade Inc.                                5,200                     4,875
+   Entrust Technologies Inc.                   3,500                    45,500
+   Equinix Inc.                                4,453                    19,482

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Equinox Systems Inc.                        2,937            $       28,452
+   Evolving Systems Inc.                       5,519                    11,900
+   Exabyte Corp.                               3,131                    10,763
+   Extended Systems Inc.                         600                     7,012
+   Extreme Networks Inc.                       7,000                   273,875
+*  F5 Networks Inc.                            1,500                    14,250
    FactSet Research Systems Inc.               2,154                    79,849
    Fair Isaac and Co. Inc.                       824                    42,024
+   FileNET Corp.                               3,073                    83,739
+   Foundry Networks Inc.                       7,300                   109,500
+   Frontline Capital Group Inc.                2,500                    33,242
+   FVC.COM Inc.                                4,601                     4,601
+   Gadzoox Networks Inc.                       3,000                     6,281
+*  General Magic Inc.                          4,230                     5,948
+*  GoTo.com Inc.                               3,900                    28,519
+   Great Plains Software Inc.                  1,519                    71,488
+   Hall Kinion & Associates Inc.               1,325                    26,666
+   HNC Software Inc.                           2,054                    60,978
+   Hypercom Corp.                              3,574                    11,169
+   Hyperion Solutions Corp.                    1,943                    29,995
+   iAsiaWorks Inc.                             3,324                    16,204
+   IDX Systems Corp.                           1,585                    39,625
+   iGate Capital Corp.                         2,794                     8,033
+   IKOS Systems Inc.                           4,800                    42,600
+   iManage Inc.                                2,500                    11,406
+   IMRglobal Corp.                             3,904                    20,984
+   Industri Matematik
      International Corp.                       2,280                     5,700
+   InfoCure Corp.                              3,692                    13,845
+   Infocus Corp.                               2,118                    31,240
+   Informatica Corp.                           4,600                   181,987
+   Information Architects Corp.                2,444                     4,430
+   Inforte Corp.                                 994                    13,667
+   infoUSA Inc.                                3,416                    11,529
+   Inprimis Inc.                               2,600                     2,437
+   Inprise Corp.                               3,368                    18,629
+   Integral Systems Inc.                       1,262                    17,668
+   Integrated Measurement Systems              1,432                    11,366
+   InterCept Group Inc. (The)                  1,200                    32,025
+   Intergraph Corp.                            3,688                    22,128
+   Interland Inc.                              3,450                    12,075
+*  Interliant Inc.                             4,100                    13,069
+   Internap Network Services Corp.             9,000                    65,250
+   Internet Security Systems Inc.              2,624                   205,820
+   internet.com Corp.                          2,100                    12,469
+   Intertrust Technologies Corp.               6,000                    20,250
+   InterWorld Corp.                            3,000                     1,500
+   Interwoven Inc.                             3,100                   204,406
+   Intranet Solutions Inc.                     1,622                    82,722
+*  Intraware Inc.                              2,300                     3,378
+   Intrusion.com Inc.                          2,128                    10,108
+   ION Networks Inc.                             800                       300
+   ITXC Corp.                                  3,600                    24,975
+   iXL Enterprises Inc.                        4,300                     4,300
    Jack Henry & Associates Inc.                2,806                   174,323
+   Juniper Networks Inc.                      20,000                 2,521,252
+   Juno Online Services Inc.                   3,800                     2,494
+   Jupiter Media Metrix Inc.                   7,751                    72,181
+   Kana Communications Inc.                    5,960                    68,540
+   Keynote Systems Inc.                        2,800                    39,725
+   Kronos Inc.                                 1,255                    38,827
+   Larscom Inc. "A"                            2,700                     6,666
+   Launch Media Inc.                           4,500                     7,031
+*  Level 8 Systems Inc.                        2,797                    17,044
+   Lexar Media Inc.                            4,300                     4,031

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Liberate Technologies Inc.                  5,900           $        80,387
+   LookSmart Ltd.                              5,000                    12,187
+   Mail.com Inc.                               4,663                     3,352
+   Mainspring Inc.                             3,862                    12,069
+   Manhattan Associates Inc.                   1,561                    66,538
+   MapInfo Corp.                                 922                    43,564
+   MarchFirst Inc.                             9,195                    13,792
+   Marimba Inc.                                2,100                     9,450
+   Maxtor Corp.                                7,400                    41,394
+   McAfee.com Corp.                              800                     4,000
+*  McDATA Corp. "B"                            1,722                    94,279
+   MCSi Inc.                                     914                    19,537
+   Mechanical Dynamics Inc.                    1,800                    10,350
+   Media 100 Inc.                              1,360                     3,485
+   Mentor Graphics Corp.                       4,340                   119,079
+   Metasolv Inc.                               4,560                    41,610
+   Micromuse Inc.                              4,392                   265,098
+   Micron Electronics Inc.                     5,297                    20,691
+   Micros Systems Inc.                         1,421                    25,933
+   Micros-To-Mainframes Inc.                   1,000                     1,625
+*  Microstrategy Inc.                          2,160                    20,520
+   Microtouch Systems Inc.                     2,274                    47,505
+   Mitek Systems Inc.                          3,300                     1,856
+   Mobius Management Systems Inc.              1,756                     3,731
+   MTI Technology Corp.                        3,350                    13,191
    MTS Systems Corp.                           4,285                    31,066
+   Multex.com Inc.                             1,714                    22,710
+   MyPoints.com Inc.                           4,492                     5,334
+   National Information
      Consortium Inc.                           4,900                     7,503
+   National Instruments Corp.                  3,009                   146,125
+   Navidec Inc.                                4,300                    10,481
+   NaviSite Inc.                               4,300                    10,078
+   Net Perceptions Inc.                        3,000                     6,281
+   NetCreations Inc.                           1,500                    10,266
+   Netegrity Inc.                              1,980                   107,662
+   NetIQ Corp.                                 2,347                   205,069
+   NetObjects Inc.                             3,900                     1,828
+   NetScout Systems Inc.                       1,400                    14,000
+   Netsmart Technologies Inc.                  2,200                     4,125
+   NetSolve Inc.                               1,700                    12,962
+   NetSpeak Corp.                              1,763                     2,755
+*  Network Peripherals Inc.                    1,653                    10,641
+   Novadigm Inc.                               1,945                    12,278
+*  Nuance Communications Inc.                  2,029                    87,501
+*  NVIDIA Corp.                                4,000                   131,063
+   NYFIX Inc.                                  1,983                    47,964
+   Odetics Inc. "A"                            1,335                    11,347
+   On2.com Inc.                                2,100                     1,218
+   OneSource Information
      Services Inc.                             1,400                    10,850
+   ONI Systems Inc.                            8,000                   316,500
+   Ontrack Data Intenational Inc.              1,500                    10,031
+   ONYX Software Corp.                         2,900                    31,900
+   Open Market Inc.                            5,566                     6,088
+   Packeteer Inc.                              2,000                    24,750
+   PC-Tel Inc.                                 1,800                    19,350
+   Pegasus Solutions Inc.                      2,005                    13,910
+   Performance Technologies Inc.               1,587                    21,623
+   Perot Systems Corp. "A"                     7,311                    67,170
+   Phoenix Technologies Ltd.                   1,569                    21,157
+   Pilot Network Services Inc.                 1,713                     1,392
+   Portal Software Inc.                       10,600                    83,144

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Preview Systems Inc.                        4,013            $       12,541
+   PRI Automation Inc.                         1,792                    33,600
+   Primus Knowledge Solutions Inc.             1,400                     9,100
+   ProBusiness Services Inc.                   1,516                    40,269
+*  Procom Technology Inc.                        999                    12,956
+   Progress Software Corp.                     1,928                    27,835
+   Project Software & Development Inc.         1,738                    18,656
+   Proxicom Inc.                               4,000                    16,500
+   Puma Technology Inc.                        3,134                    13,026
+   QAD Inc.                                    2,989                     3,549
+   QRS Corp.                                   1,271                    16,285
+   Quantum Corp. - Hard Disk Drive             4,496                    35,968
+   Quantum DLT & Storage Group                 9,760                   129,930
+   Quest Software Inc.                         5,300                   148,731
+   Quintus Corp.                               3,035                     9,010
+*  Quokka Sports Inc.                          6,000                     3,375
+   Radiant Systems Inc.                        1,338                    27,429
+   Radview Software Ltd.                       2,092                     5,230
+   Rainbow Technologies Inc.                   1,664                    26,312
+*  Ramp Networks Inc.                          1,900                    10,866
+   RAVISENT Technologies Inc.                  1,500                     4,500
+*  Red Hat Inc.                               10,000                    62,500
+   Redback Networks Inc.                       9,200                   377,200
+   Retek Inc.                                  3,355                    81,778
+   RSA Security Inc.                           2,529                   133,721
+   RWD Technologies Inc.                       1,550                     4,747
+   Safeguard Scientifics Inc.                  7,939                    52,596
+   Saga Systems Inc.                           2,453                    28,056
+   Sagent Technology Inc.                      2,400                     3,300
+*  Sanchez Computer Associates Inc.            2,362                    19,486
+   SanDisk Corp.                               4,278                   118,714
+   Santa Cruz Operation Inc. (The)             2,667                     3,417
+*  Scient Corp.                                4,600                    14,950
+   Scientific Learning Corp.                   3,800                    16,031
+*  SCM Microsystems Inc.                         788                    26,004
+   ScreamingMedia Inc.                         3,770                    11,310
+   Secure Computing Corp.                      2,230                    22,021
+   SEEC Inc.                                   2,300                     5,606
    SEI Investment Co.                          3,594                   402,528
+   SERENA Software Inc.                        2,600                    89,009
+*  Silicon Storage Technology Inc.             5,787                    68,359
+   SilverStream Software Inc.                  1,700                    35,062
+   SmartDisk Corp.                             1,900                     7,362
+   SmartServ Online Inc.                       2,000                    14,188
+   Socket Communications Inc.                  2,600                     8,612
+   Sonic Foundry Inc.                          2,400                     3,150
+   SONICblue Inc.                              5,029                    20,745
+   SonicWALL Inc.                              3,600                    58,500
+   SPEEDUS.COM Inc.                            3,600                     2,362
+   SportsLine.com Inc.                         3,055                    16,230
+   SPSS Inc.                                   1,333                    29,409
+   SS&C Technologies Inc.                      4,739                    20,585
+   StarBase Corp.                              3,706                     8,686
+*  StarMedia Network Inc.                      5,100                     9,642
+*  Storage Computer Corp.                      1,300                    10,153
+   Storage Technology Corp.                    7,166                    64,494
+*  StorageNetworks Inc.                        1,516                    37,616
+   Stratasys Inc.                              2,400                     6,300
+*  Stratos Lightwave Inc.                      3,700                    63,131
+   SunGard Data Systems Inc.                   8,404                   396,038
+   Sunquest Information Systems Inc.           1,867                    16,686
+   SVI Holdings Inc.                           3,111                     3,111
+   Sykes Enterprises Inc.                      2,159                     9,581
+*  Synopsys Inc.                               4,588                   217,643
+   Syntel Inc.                                 3,108                    17,871

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DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Systems & Computer
      Technology Corp.                          1,623           $        19,983
+   T/R Systems Inc.                            1,932                    12,316
+   Take-Two Interactive Software Inc.          2,620                    30,130
+   Tanning Technology Corp.                    1,800                     6,637
+   Technology Solutions Co.                    3,925                     8,341
+   Teknowledge Corp.                             700                     1,181
+   Telescan Inc.                               1,795                     1,907
+   TenFold Corp.                               2,000                     3,000
+   THQ Inc.                                    1,707                    41,608
+   3Com Corp.                                 22,888                   194,548
+   3D Systems Corp.                            2,317                    28,094
+   3DO Co. (The)                               3,656                     9,597
+   Tidel Technologies Inc.                     1,200                     6,900
+   Tier Technologies Inc. "B"                  2,784                    15,834
    Timberline Software Corp.                     461                     1,642
+   TransAct Technologies Inc.                  2,100                    11,025
+   Transaction Systems
      Architects Inc. "A"                       1,848                    21,367
+   Tricord Systems Inc.                        2,200                    18,287
+*  Tumbleweed
      Communications Corp.                      2,204                    37,709
+*  Turnstone Systems Inc.                      1,862                    13,849
+   U.S. Interactive Inc.                       2,100                       591
+   Ultimate Software Group Inc.                2,485                     5,902
+   USDATA Corp.                                3,300                     1,856
+*  VA Linux Systems Inc.                       3,372                    27,397
+*  VeriSign Inc.                              12,253                   909,019
+   Verity Inc.                                 2,268                    54,574
+   Versant Corp.                               3,800                     8,550
+   Verso Technologies Inc.                     2,283                     3,424
+   Vertel Corp.                                2,100                     4,922
+   Vialink Co. (The)                           2,188                     6,154
+*  Viant Corp.                                 3,000                    11,906
+   Vitech America Inc.                           739                     2,910
+*  Vitria Technology Inc.                      8,200                    63,550
+   Walker Interactive Systems                  1,028                     1,381
+   WatchGuard Technologies Inc.                1,300                    41,112
+   Wave Systems Corp. "A"                      3,069                    13,810
+*  Webb Interactive Services                   1,672                     2,821
+   WebTrends Corp.                             1,800                    52,087
+   Western Digital Corp.                      10,771                    26,254
+   Women.com Networks Inc.                     4,800                     1,050
+   Xircom Inc.                                 1,729                    26,799
+   Xpedior Inc.                                3,388                       953
+*  Xybernaut Corp.                             5,065                     8,547
+   Zamba Corp.                                 2,800                     7,613
                                                                     ----------
                                                                     18,005,606
                                                                     ----------
COSMETICS/PERSONAL CARE--0.24%
    Carter-Wallace Inc.                         2,625                    87,609
*   Estee Lauder Companies Inc. "A"             8,278                   362,680
+   Guest Supply Inc.                           1,582                    26,696
+   Paragon Trade Brands Inc.                       1                        12
                                                                        -------
                                                                        476,997
                                                                        -------
DISTRIBUTION/WHOLESALE--0.36%
    Advanced Marketing Services Inc.              966                    16,784
+*  Aviation Sales Co.                          2,158                     5,395
+   Bell Microproducts Inc.                     1,092                    17,335
+   Brightpoint Inc.                            5,443                    19,050
+   CellStar Corp.                              2,938                     4,223
+   Daisytek International Corp.                2,166                    14,891

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
*   Fastenal Co.                                2,497           $       137,023
+   First Aviation Services Inc.                2,400                    10,200
+   Handleman Co.                               3,314                    24,855
    Hughes Supply Inc.                          1,672                    29,996
+   Ingram Micro Inc. "A"                       4,664                    52,470
+   Keystone Automotive Industries Inc.         3,486                    24,402
+*  NuCo2 Inc.                                  2,522                    19,545
    Owens & Minor Inc.                          2,557                    45,387
+   Questron Technology Inc.                    3,200                     9,600
+   Richton International Corp.                   800                    16,500
+   SCP Pool Corp.                              1,844                    55,420
+   Tech Data Corp.                             3,574                    96,666
+   United Stationers Inc.                      2,546                    61,104
    Watsco Inc.                                 3,306                    38,085
+   WESCO International Inc.                    3,100                    22,475
                                                                        -------
                                                                        721,406
                                                                        -------
DIVERSIFIED FINANCIAL SERVICES--2.57%
*   Advanta Corp. "A"                           2,893                    25,495
    Advest Group Inc.                             898                    31,935
+   Affiliated Managers Group Inc.              1,584                    86,922
+   Alleghany Corp.                               435                    89,392
    Allied Capital Corp.                        4,839                   101,014
    American Capital Strategies Ltd.            1,807                    45,514
+   AmeriCredit Corp.                           4,603                   125,432
+*  Ameritrade Holding Corp. "A"               11,359                    79,513
+   Ampal-American Israel Corp. "A"             2,783                    16,872
+   BlackRock Inc.                              1,000                    42,000
+   Boron, LePore & Associates Inc.             2,366                    24,843
    Capitol Federal Financial                   5,200                    87,100
+*  CompuCredit Corp.                           2,500                    45,312
    Dain Rauscher Corp.                           756                    71,584
+   Digital Insight Corp.                       1,689                    30,508
    Doral Financial Corp.                       4,208                   101,781
+   DVI Inc.                                    1,919                    32,743
+   E*trade Group Inc.                         19,208                   141,659
    Eaton Vance Corp.                           3,616                   116,616
    Edwards (A.G.) Inc.                         5,612                   266,219
+   E-LOAN Inc.                                 4,300                     2,150
+*  Equitex Inc.                                4,839                    23,288
+*  Factual Data Corp.                            900                     4,781
    Federated Investors Inc. "B"                8,190                   238,534
+   Financial Federal Corp.                     1,665                    39,752
    Finova Group Inc.                           5,393                     5,056
+   Forrester Research Inc.                     1,166                    58,373
+   Friedman Billings Ramsey
      Group Inc. "A"                            2,455                    16,111
+   Gabelli Asset Management
      Inc. "A"                                  1,100                    36,506
+   GlobalNet Financial.com Inc.                3,500                     5,250
    Goldman Sachs Group Inc. (The)              8,338                   891,645
+   Greg Manning Auctions Inc.                  1,400                     2,887
    Heller Financial Inc. "A"                   2,908                    89,239
+   HPSC Inc.                                   2,200                    13,200
+   Investment Technology Group Inc.            2,254                    94,104
    Jeffries Group Inc.                         1,440                    45,000
    John Nuveen Co. "A"                         1,702                    97,865
+   Kent Financial Services Inc.                1,000                     3,875
+   Kirlin Holding Corp.                        4,000                     3,312
+   Knight Trading Group Inc.                   8,090                   112,754
+   Labranche & Co. Inc.                        2,600                    79,462
    Legg Mason Inc.                             3,797                   206,936
+   M.H. Meyerson & Co. Inc.                    3,900                     9,750
+   Matrix Bancorp Inc.                         1,947                    13,872

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Memberworks Inc.                              898           $        19,082
    Metris Companies Inc.                       3,983                   104,803
    Morgan Keegan Inc.                          2,844                    75,366
+   National Processing Inc.                    4,765                    81,005
+   NCO Group Inc.                              1,960                    59,535
*   Neuberger Berman Inc.                       2,900                   235,081
+   NextCard Inc.                               3,900                    31,200
+   Online Resources &
      Communications Corp.                      1,400                     2,800
+   onlinetradinginc.com                          900                     3,150
    Phoenix Investment Partners Ltd.            3,408                    53,463
+   Professional Detailing Inc.                   878                    92,862
    Raymond James Financial Inc.                3,766                   131,339
    Resource America Inc. "A"                   2,574                    29,597
    Resource Bancshares
      Mortgage Group Inc.                       4,853                    34,274
+   S1 Corp.                                    3,203                    16,816
    Siebert Financial Corp.                     2,939                    12,123
+   SierraCities.com Inc.                       1,924                     4,810
+   SoftNet Systems Inc.                        3,518                     6,376
    Source Capital Corp.                          500                     2,094
*   Southwest Securities Group Inc.             1,456                    37,674
+   Startek Inc.                                  789                    12,131
+   Stockwalk.com Group Inc.                      921                     1,957
    Student Loan Corp.                          1,094                    59,555
+   TD Waterhouse Group Inc.                    2,400                    31,800
    Tucker Anthony Sutro Corporation            1,599                    39,275
+*  Wackenhut Corp. "A"                         1,667                    22,504
    Waddell & Reed Financial Inc. "A"           5,255                   197,719
+   WFS Financial Inc.                          2,248                    41,588
+   Wit Soundview Group Inc.                    4,800                    17,250
                                                                      ---------
                                                                      5,113,385
                                                                      ---------
ELECTRIC--2.32%
    ALLETE                                      4,226                   104,858
    Alliant Energy Corp.                        4,851                   154,626
    Avista Corp.                                3,199                    65,579
    Black Hills Corp.                           1,765                    78,984
    CH Energy Group Inc.                        1,056                    47,256
    Cleco Corp.                                 1,106                    60,553
    Conectiv Inc.                               5,404                   108,418
    DPL Inc.                                    8,804                   292,183
    DQE Inc.                                    3,978                   130,279
+   El Paso Electric Co.                        3,496                    46,147
    Empire District Electric Co. (The)          1,961                    51,599
    Energy East Corp.                           8,042                   158,327
    Green Mountain Power Corp.                  2,136                    26,700
    Hawaiian Electric Industries Inc.           1,934                    71,921
    IDACorp Inc.                                1,982                    97,242
    IPALCO Enterprises Inc.                     4,742                   114,697
    Kansas City Power & Light Co.               3,569                    97,924
    Madison Gas & Electric Co.                  5,619                   127,130
    MDU Resources Group Inc.                    3,172                   103,090
    Montana Power Co.                           6,324                   131,223
    Northeast Utilities                        10,402                   252,249
    NorthWestern Corp.                          1,628                    37,648
    NSTAR                                       4,022                   172,443
    OGE Energy Corp.                            4,313                   105,399
+   Orion Power Holdings Inc.                   5,496                   135,339
    Otter Tail Power Co.                        1,960                    54,390
+*  Plug Power Inc.                             2,500                    36,719
    Potomac Electric Power Co.                  7,803                   192,812

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
    Public Service Company of
      New Mexico                                2,469           $        66,200
    Puget Sound Energy Corp.                    6,183                   171,965
    RGS Energy Group Inc.                       1,797                    58,290
    SCANA Corp.                                 6,992           $       206,701
    Sierra Pacific Resources Corp.              5,187                    83,316
    TECO Energy Inc.                            7,901                   255,795
+   TNPC Inc.                                   8,155                    80,021
    UIL Holdings Corporation                      841                    41,840
    UniSource Energy Corp.                      4,342                    81,684
*   Utilicorp United Inc.                       6,035                   187,085
*   Western Resources Inc.                      4,046                   100,391
    Wisconsin Energy Corp.                      7,957                   179,530
    WPS Resources Corp.                         1,687                    62,103
                                                                      ---------
                                                                      4,630,656
                                                                      ---------
ELECTRICAL COMPONENTS & EQUIPMENT--0.20%
+*  Active Power Inc.                           2,186                    47,955
+   Advanced Energy Industries Inc.             1,893                    42,592
+*  Capstone Turbine Corp.                      4,900                   137,200
    Hubbell Inc. "B"                            3,242                    85,913
+   Proton Energy Systems Inc.                  1,600                    16,800
+*  Superconductor Technologies Inc.            1,400                     5,075
+   UCAR International Inc.                     2,812                    27,417
+   Wilson Greatbatch Technologies Inc.         1,300                    36,725
                                                                        -------
                                                                        399,677
                                                                        -------
ELECTRONICS--3.85%
+*  Act Manufacturing Inc.                      1,034                    16,285
+   Actel Corp.                                 2,037                    49,270
+   ADE Corp.                                   1,586                    27,953
+   Aeroflex Inc.                               3,466                    99,918
    Allen Organ Co. "B"                           171                     9,063
+   Alpha Industries Inc.                       2,614                    96,718
+   Alpha Technologies Group Inc.               2,400                    21,300
+   Alpine Group (The) Inc.                     1,396                     3,054
+   American Superconductor Corp.               1,366                    39,016
    AMETEK Inc.                                 1,734                    44,976
+   Amphenol Corp. "A"                          2,798                   109,647
    Analogic Corp.                                966                    43,047
+   Andrea Electronics Corp.                    2,596                     5,452
+   APW Ltd.                                    2,228                    75,195
+   Arrow Electronics Inc.                      5,978                   171,120
+   Artesyn Technologies Inc.                   2,290                    36,354
+   Artisan Components Inc.                     1,798                    13,373
+   ATMI, Inc.                                  1,590                    31,005
+   Ault Inc.                                   2,400                    16,800
    Avnet Inc.                                  5,976                   128,484
    AVX Corp.                                  11,542                   189,000
    Barnes Group Inc.                           1,790                    35,576
+   Bel Fuse Inc. "A"                           1,091                    36,548
    Belden Inc.                                 1,088                    27,608
+   Benchmark Electronics Inc.                  1,419                    32,016
+   Blonder Tongue Laboratories Inc.            4,570                    14,281
+   BOLDER Technologies Corp.                   4,029                     4,281
    Brady Corp. "A"                             1,407                    47,574
    C&D Technologies Inc.                       1,414                    61,067
+   Cable Design Technologies Corp.             2,643                    44,435
+   California Amplifier Inc.                   1,100                    10,175
+*  Caliper Technologies Corp.                  1,734                    81,498
+   Catalyst Semiconductor Inc.                 1,800                     6,975
+   Checkpoint Systems Inc.                     3,397                    25,265
+   Chromatics Color Sciences                   6,668                     2,709
+   Coherent Inc.                               1,860                    60,450
+   Concord Camera Corp.                        1,602                    26,433

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   CP Clare Corp.                              3,500           $        13,125
    CTS Corp.                                   2,016                    73,458
    Cubic Corp.                                 1,328                    34,113
+   Cymer Inc.                                  1,613                    41,510
+   Daktronics Inc.                             2,600                    30,875
    Dallas Semiconductor Corp.                  4,324                   110,802
+   DDi Corp.                                   2,360                    64,310
+   Detection Systems Inc.                      1,983                    35,322
+   Dionex Corp.                                1,193                    41,158
+*  DuPont Photomasks Inc.                      1,384                    73,136
    EDO Corp.                                   4,496                    33,158
+   Electric Fuel Corp.                         1,539                     7,214
+   Electro Scientific Industries Inc.          1,418                    39,704
+   Energy Conversion Devices Inc.              1,263                    25,576
+   Engineering Measurements Co.                2,400                    16,800
+*  EntreMed Inc.                               1,378                    23,770
+   ESS Technology Inc.                         3,518                    18,030
+   Evans & Sutherland
      Computer Corp.                            3,765                    29,179
+   Evergreen Solar Inc.                          388                     2,619
+   Exar Corp.                                  2,728                    84,525
+   Excel Technology Inc.                       1,006                    20,073
+   Fairchild Semiconductor Corp. "A"           4,800                    69,300
+   FEI Co.                                     1,469                    33,420
+   Fisher Scientific International Inc.        2,691                    99,231
    Frequency Electronics Inc.                  1,643                    27,931
+   FSI International Inc.                      2,428                    20,334
+   FuelCell Energy Inc.                        1,000                    68,562
    General Cable Corp.                         3,747                    16,627
+*  Genrad Inc.                                 3,397                    33,970
+   Gentex Corp.                                4,918                    91,598
+   Genus Inc.                                  1,400                     2,231
+   GlobeSpan Inc.                              4,500                   123,750
+   HEI Inc.                                    2,100                    21,000
    Helix Technology Corp.                      1,597                    37,804
+   HI/FN Inc.                                    639                    17,572
+   Hutchinson Technology Inc.                  2,299                    31,611
+   Ibis Technology Corp.                         705                    13,571
+   IFR Systems Inc.                            1,900                     5,462
+   II-VI Inc.                                  1,212                    18,407
+   Illinois Superconductor Corp.               4,000                     5,625
+   ImageX.com Inc.                             2,100                     2,166
+   Innovex Inc.                                2,144                    14,472
+   Interlink Electronics Inc.                  1,050                    13,322
+   inTEST Corp.                                1,900                    12,112
+   Invision Technologies Inc.                  1,939                     2,787
+   Jabil Circuit Inc.                         11,778                   298,867
+   JMAR Technologies Inc.                      2,400                     7,800
+   JNI Corp.                                   1,500                    34,031
+   JPM Company (The)                           3,660                     2,516
+   KEMET Corp.                                 5,608                    84,821
+   Kent Electronics Corp.                      1,550                    25,575
+   Lifeline Systems Inc.                       1,214                    15,327
+   Littelfuse Inc.                             1,208                    34,579
+   Lowrance Electronics Inc.                   1,700                     5,312
+   Mackie Designs Inc.                         2,661                    13,970
+   Mattson Technology Inc.                     1,653                    17,047
+   Maxwell Technologies Inc.                   1,412                    21,092
+   Meade Instruments Corp.                     1,580                    10,369
+   Mechanical Technology Inc.                  1,914                     6,699
+   MedicaLogic/Medscape Inc.                   5,227                    12,087
+   Mercury Computer Systems Inc.               1,444                    67,056
+   Merix Corp.                                   750                    10,031

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Mesa Laboratories Inc.                      2,400           $        14,400
    Methode Electronics Inc. "A"                2,190                    50,233
+   Micrel Inc.                                 5,368                   180,834
+   Micro Linear Corp.                            810                     3,240
+   Microsemi Corp.                             1,017                    28,285
+*  MIPS Technologies Inc. "A"                  2,467                    65,838
+*  MKS Instruments Inc.                        1,300                    20,150
+   Molecular Devices Corp.                       818                    55,982
+   Nanometrics Inc.                              888                    12,265
+   NETsilicon Inc.                             1,600                     5,950
+   Nu Horizons Electronics Corp.               1,215                    10,859
+   Oak Technology Inc.                         2,900                    25,194
+   OPTi Inc.                                   2,083                    10,155
+   OSI Systems Inc.                            2,434                    14,908
+   OYO Geospace Corp.                          1,100                    24,750
+   PCD Inc.                                    1,910                    11,579
+   Photon Dynamics Inc.                          800                    18,000
+   Photronics Inc.                             2,447                    57,352
*   Pioneer-Standard Electronics Inc.           2,671                    29,381
+*  Plexus Corp.                                2,560                    77,800
+   PLX Technology Inc.                         2,100                    17,456
+   Power Integrations Inc.                     2,412                    27,738
+   QuickLogic Corp.                            2,100                    14,569
+   Ramtron International Corp.                 1,740                     7,612
+   Rayovac Corp.                               3,429                    48,649
+   Recoton Corp.                               2,431                    18,536
+   REMEC Inc.                                  2,601                    25,035
+   Reptron Electronics Inc.                    1,400                     8,662
+   Research Frontiers Inc.                     1,504                    26,320
+   Robinson Nugent Inc.                        1,400                    32,112
+   Robotic Vision Systems Inc.                 2,513                     6,911
+   Rogers Corp.                                  962                    39,502
+   Rudolph Technologies Inc.                   1,617                    48,813
+   Sawtek Inc.                                 2,966                   136,992
+   SBS Technologies Inc.                       1,230                    36,823
+   SCI Systems Inc.                            9,274                   244,602
+   Semtech Corp.                               4,436                    97,869
+*  Sensar Corp.                                2,000                       875
+*  Sensormatic Electronics Corp.               6,051                   121,398
+   Sheldahl Inc.                               2,484                     4,968
+   Signal Technology Corp.                     1,100                    11,000
+   Silicon Image Inc.                          3,000                    16,312
+   Silicon Valley Group Inc.                   2,668                    76,705
+   Siliconix Inc.                              1,701                    38,272
+   SIPEX Corp.                                 2,060                    49,311
    SLI Inc.                                    2,799                    18,019
+   Spectra-Physics Lasers Inc.                 1,196                    30,199
+   Spectrum Control Inc.                       2,390                    24,049
+   Spire Corp.                                 5,000                    20,312
+   Supertex Inc.                               1,142                    22,572
+   Surge Components Inc.                       1,900                     3,562
    Tech/Ops Sevcon Inc.                        1,439                    12,951
    Technitrol Inc.                             1,846                    75,917
+   Telcom Semiconductor Inc.                   1,447                    16,460
+   Therma-Wave Inc.                            1,515                    21,210
+   Three-Five Systems, Inc.                    1,445                    26,010
+   Trimble Navigation Ltd.                     1,915                    45,960
+   Triumph Group Inc.                            615                    25,215
+   Tvia Inc.                                   2,220                     8,741
+   Ultrak Inc.                                   542                     2,473
+   Universal Display Corp.                     1,200                     8,625
+   Universal Electronics Inc.                  1,278                    19,729
+*  Valence Technology Inc.                     3,746                    34,885

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Varian Inc.                                 2,430           $        82,316
+   Viasystems Group Inc.                       9,029                    75,054
+   Vicor Corp.                                 2,475                    75,178
+*  Virata Corp.                                3,600                    39,150
+   Vishay Intertechnology Inc.                 8,624                   130,438
+   Waters Corp.                                7,988                   666,998
    Watts Industries Inc. "A"                   2,401                    33,314
    Woodhead Industries Inc.                    1,806                    35,443
    X-Rite Inc.                                 3,781                    29,539
+*  Zoran Corp.                                   972                    15,066
+   Zygo Corp.                                    911                    25,764
                                                                      ---------
                                                                      7,671,188
                                                                      ---------
ENERGY & RELATED--0.45%
+*  H Power Corp.                               3,940                    30,289
+*  Millennium Cell Inc.                        1,400                    14,350
    Santa Fe International Corp.                7,534                   241,559
+   Southern Energy Inc.                       20,430                   578,424
+   Syntroleum Corp.                            2,492                    42,364
                                                                        -------
                                                                        906,986
                                                                        -------
ENGINEERING & CONSTRUCTION--0.09%
    Foster Wheeler Corp.                        3,900                    20,475
    Granite Construction Inc.                   1,836                    53,129
+   Jacobs Engineering Group Inc.               1,643                    75,886
+   Washington Group International
      Inc.                                      3,789                    31,022
                                                                        -------
                                                                        180,512
                                                                        -------
ENTERTAINMENT--0.97%
+   AMC Entertainment Inc.                      3,050                    12,200
+   Anchor Gaming                               1,478                    57,642
+   Argosy Gaming Co.                           2,403                    46,108
+   barnesandnoble.com Inc.                     2,900                     3,806
+   Championship Auto Racing Teams
      Inc.                                      1,178                    24,738
+   Cheap Tickets Inc.                          2,400                    23,400
    Churchill Downs Inc.                        1,277                    38,071
    Dover Downs Entertainment Inc.              3,290                    36,807
+   Expedia Inc. "A"                            6,600                    63,112
+   Fairfield Communities Inc.                  3,954                    55,603
+   Gaylord Entertainment Co. "A"               1,767                    36,886
+   GC Companies Inc.                             584                     1,168
+*  Global Sports Inc.                          2,939                    16,256
+   GTECH Holdings Corp.                        1,846                    37,958
+   Hollywood Entertainment Corp.               3,393                     3,605
+   Image Entertainment Inc.                      599                     1,947
+   International Game Technology
      Inc.                                      5,021                   241,008
    International Speedway Corp. "A"            4,038                   153,444
+   Isle of Capris Casinos Inc.                 1,700                    18,062
+   Macrovision Corp.                           3,560                   263,496
+*  Martha Stewart Living Inc. "A"                700                    14,044
+*  Metro-Goldwyn-Mayer Inc.                   15,240                   248,602
+   Penn National Gaming Inc.                   2,343                    23,869
+   Pinnacle Entertainment Inc.                 1,651                    22,288
+   Six Flags Inc.                              4,874                    83,772
+   Speedway Motorsports Inc.                   3,556                    85,344
+   Steinway Musical Instruments Inc.           1,325                    23,767
+   Thousand Trails Inc.                          600                     3,000
+   Ticketmaster
      Online-CitySearch Inc. "B"                2,913                    24,396
+*  Trendwest Resorts Inc.                      1,167                    31,509

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Vail Resorts Inc.                           2,910            $       68,203
+   Westwood One Inc.                           7,086                   136,848
+   World Wrestling Federation
      Entertainment Inc.                        1,900                    30,400
+   Zomax Inc.                                  2,356                    10,749
                                                                      ---------
                                                                      1,942,108
                                                                      ---------
ENVIRONMENTAL CONTROL--0.27%
+   Cataytica Energy Systems Inc.               1,706                    29,425
+   GTS Duratek Inc.                            2,430                    15,187
    IMCO Recycling Inc.                         5,713                    30,350
+   Ionics Inc.                                 1,620                    45,968
+   IT Group Inc.                               2,512                    12,560
+   Layne Christensen Co.                       6,420                    20,965
    Mine Safety Appliances Co.                    963                    24,195
+   MPM Technologies Inc.                       1,900                     9,619
+   Republic Services Inc. "A"                 11,167                   191,933
+   Stericycle Inc.                             1,400                    53,375
+   Tetra Tech Inc.                             2,197                    70,029
+   U S Liquids Inc.                            5,654                    12,368
+   Waste Industries Inc.                       2,593                    15,558
                                                                        -------
                                                                        531,532
                                                                        -------
FOOD--1.62%
+   American Italian Pasta Co. "A"              1,509                    40,460
    Andersons Inc.                              2,101                    18,121
    Applebee's International Inc.               1,743                    54,796
+   Arden Group Inc. "A"                          320                    13,560
    Bridgeford Food Corp.                       1,119                    13,987
+   CEC Entertainment Inc.                      1,609                    54,907
+   Champps Entertainment Inc.                  1,419                     9,756
+   Chart House Enterprises Inc.                  526                     2,137
+   Cheesecake Factory (The)                    2,383                    91,448
+   Consolidated Products Inc.                  2,389                    16,424
    Corn Products International Inc.            2,303                    66,931
    Dean Foods Co.                              2,260                    69,354
+   Del Monte Foods Co.                         3,796                    27,521
    Delhaize America Inc. "A"                   9,767                   172,754
    Dole Food Co.                               2,850                    46,669
    Dreyer's Grand Ice Cream Inc.               2,121                    68,402
    Earthgrains Company (The)                   2,723                    50,375
    Fleming Companies Inc.                      2,411                    28,480
    Flowers Industries Inc.                     5,766                    90,814
+   Fresh Del Monte Produce Inc.                2,629                    11,666
+   Gardenburger Inc.                           3,019                     1,509
+   Green Mountain Coffee Inc.                    500                    25,000
+   Hain Celestial Group Inc.                   1,889                    61,392
    Hormel Foods Corp.                          8,986                   167,364
    IBP Inc.                                    7,053                   188,668
+   ICH Corporation                             1,000                     4,750
+   IHOP Corp.                                  1,582                    34,310
    Interstate Bakeries Corp.                   2,520                    35,437
+   Jack in the Box Inc.                        2,251                    66,264
    Keebler Foods Co.                           5,461                   226,290
    Lance Inc.                                  2,741                    34,691
+   M&F Worldwide Corp.                         1,561                     6,049
    McCormick & Co. Inc.                        4,552                   164,156
    Michael Foods Inc.                          1,348                    40,608
    Morrison Management Specialist Inc.           929                    32,431
    Northland Cranberries "A"                   2,127                     1,462
+   O'Charleys Inc.                             1,668                    29,711
+*  P.F. Chang's China Bistro Inc.              1,253                    39,391
+*  Papa John's International Inc.              1,821                    40,517
+   Performance Food Group Co.                    862                    44,191
+   Ralcorp Holdings Inc.                       2,028                    33,209

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Rare Hospitality International Inc.         1,567           $        34,964
    Riviana Foods Inc.                            667                    13,090
    Ruddick Corp.                               2,487                    28,445
+   Schlotzsky's Inc.                             972                     2,430
    Schultz Sav O Stores Inc.                   1,642                    17,652
    Seaboard Corp.                                166                    25,896
    Sensient Technologies Corp.                 2,590                    58,922
+   Smithfield Foods Inc.                       3,479                   105,762
+   Sonic Corp.                                 1,826                    42,569
+   Suiza Foods Corp.                           1,866                    89,568
+   Tejon Ranch Co.                             1,368                    26,320
+   Tejon Ranch Co.-Rts                         1,368                        43
    Tootsie Roll Industries Inc.                1,746                    80,425
    Tyson Foods Inc. "A"                       14,742                   187,960
+   United Heritage Corp.                       6,360                     7,552
+   United Natural Foods Inc.                   1,913                    33,717
    Weis Markets Inc.                           3,068                   117,543
+*  Whole Foods Market Inc.                     1,579                    96,516
+   Wild Oats Markets Inc.                      1,876                     7,973
+   WLR Foods Inc.                              1,405                    19,758
                                                                      ---------
                                                                      3,223,067
                                                                      ---------
FOREST PRODUCTS & PAPER--0.27%
    Bowater Inc.                                3,015                   169,971
+   Buckeye Technologies Inc.                   1,702                    23,934
    Caraustar Industries Inc.                   3,220                    30,188
    Chesapeake Corp.                              959                    19,719
+   Fibermark Inc.                              1,686                    13,172
    Georgia-Pacific (Timber Group)              5,707                   170,853
    Glatfelter (P.H.) Co.                       3,481                    43,338
    Pope & Talbot Inc.                          1,397                    23,487
    Wausau-Mosinee Paper Corp.                  3,433                    34,759
                                                                        -------
                                                                        529,421
                                                                        -------
GAS--0.19%
    AGL Resources Inc.                          2,957                    65,239
    MCN Energy Group Inc.                       5,644                   156,268
    Vectren Corporation                         3,387                    86,792
    WGL Holdings Inc.                           2,044                    62,214
                                                                        -------
                                                                        370,513
                                                                        -------
HAND/MACHINE TOOLS--0.22%
+   Axsys Technologies Inc.                       679                    18,503
    Baldor Electric Co.                         1,856                    39,208
    Franklin Electric Co. Inc.                    450                    30,825
+   Jore Corporation                            1,000                     4,625
    Kennametal Inc.                             2,336                    68,036
+   Powell Industries Inc.                      2,091                    26,660
    Regal-Beloit Corp.                          1,935                    33,011
+   SPX Corp.                                   2,068                   223,732
                                                                        -------
                                                                        444,600
                                                                        -------
HEALTH CARE--4.63%
+*  Abiomed Inc.                                1,772                    42,971
+   Accredo Health Inc.                           750                    37,641
+   Advanced Neuromodulation
      Systems Inc.                              1,042                    21,231
+*  Advanced Tissue Sciences Inc.               3,800                    11,519
+   Albany Molecular Research Inc.              2,100                   129,412
+   American Medical Systems
      Holdings Inc.                             1,600                    25,400
+   AmeriPath Inc.                              1,673                    41,825
+   Apria Healthcare Group Inc.                 3,016                    89,726
                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Aradigm Corp.                               2,248           $        32,877
+   Argonaut Technologies Inc.                  1,570                    13,345
    Arrow International Inc.                    1,139                    42,908
+*  Arthocare Corp.                             1,260                    24,570
+   AVAX Technologies Inc.                      2,900                    10,875
+*  Avigen Inc.                                 1,500                    31,125
+   Bacou USA Inc.                              1,487                    38,662
    Beckman Coulter Inc.                        4,358                   182,764
+   BioMarin Pharmaceutical Inc.                1,800                    17,437
+   Bio-Rad Laboratories Inc. "A"               1,458                    46,364
+   Bioreliance Corp.                           2,049                    27,149
+   Biosite Diagnostics Inc.                      977                    39,507
+   BioSource International Inc.                1,400                    21,437
    Block Drug Co. "A"                          1,652                    87,040
+   BriteSmile Inc.                             6,500                    18,281
+   Bruker Daltonics Inc.                       3,335                    78,581
+   CardioDynamics
      International Corp.                       2,800                     9,625
+   Cerner Corp.                                1,867                    86,349
+   Cerus Corp.                                 1,547                   116,412
+   ChromaVision Medical
      Systems Inc.                              2,036                     5,344
+   Closure Medical Corp.                       1,294                    46,584
+   Colorado Medtech Inc.                       1,974                     6,292
+   Community Health Systems Inc.               5,000                   175,000
+   Computer Motion Inc.                        1,959                     9,060
+   Conmed Corp.                                1,677                    28,719
    Cooper Companies Inc.                       1,467                    58,497
+   Core Inc.                                   2,850                     9,975
+   Covance Inc.                                3,305                    35,529
+   Coventry Health Care Inc.                   4,832                   128,954
+   Curative Health Services Inc.                 470                     2,614
+   Cyberonics Inc.                             1,143                    26,575
+*  Cygnus Inc.                                 2,359                    11,500
+   Cytyc Corp.                                 2,486                   155,530
    Datascope Corp.                               978                    33,496
+   DaVita Inc.                                 4,621                    79,135
    Diagnostic Products Corp.                   1,017                    55,554
+   Diametrics Medical Inc.                     3,462                    20,556
+   Dynacq International Inc.                   2,100                    21,394
+   Eclipse Surgical Technologies Inc.          2,404                     2,028
+   Edwards Lifesciences Corp.                  3,700                    65,675
+   Enzo Biochem Inc.                           1,518                    37,760
+   Enzon Inc.                                  2,684                   166,576
+*  Epimmune Inc.                               2,000                     5,250
+   Express Scripts Inc. "A"                    2,504                   256,034
+   Haemonetics Corp.                           1,692                    52,241
+   Health Management
      Associates Inc. "A"                      15,437                   320,318
+   Health Net Inc.                             7,267                   190,305
+   Healthcentral.com                           3,238                       506
+   Healthtronics Inc.                          1,400                     9,406
    Hillenbrand Industries Inc.                 3,895                   200,592
+   Hologic Inc.                                2,693                    14,307
    Hooper Holmes Inc.                          3,918                    43,333
+*  Human Genome Sciences Inc.                  7,612                   527,607
+   IDEXX Laboratories Inc.                     2,329                    51,238
+*  IGEN International Inc.                     1,785                    21,978
+   I-many Inc.                                 1,903                    23,669
+   Impath Inc.                                 1,324                    88,046
+   INAMED Corp.                                1,100                    22,481
+   InSight Health Services Corp.               1,500                    12,375
+   Integra Lifesciences Holding                3,300                    44,962
+   Interpore International                     2,927                    11,525
    Invacare Corp.                              2,037                    69,767

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Inverness Medical Technology Inc.           2,500            $       97,344
+   Invitrogen Corp.                            2,892                   249,797
+   Isolyser Co. Inc.                           2,500                     2,500
+   I-Stat Corp.                                1,362                    36,008
+   Kensey Nash Corp.                           1,733                    17,547
+   Keravision Inc.                             1,670                       574
+   Laboratory Corp. of
      America Holdings                          2,040                   359,040
+   Lasersight Inc.                             1,588                     1,985
+   LifeCell Corp.                                600                       956
+   Lifemark Corp.                              2,000                    23,000
+   LifePoint Hospitals Inc.                    2,000                   100,250
+   Lincare Holdings Inc.                       2,804                   160,003
+*  Luminex Corp.                               2,140                    55,774
+   Matria Healthcare Inc.                        860                     8,278
+   Med-Design Corp. (The)                      1,400                    22,225
+   Medwave Inc.                                1,841                    13,117
*   Mentor Corp.                                1,484                    28,938
+   Merit Medical Systems Inc.                  1,100                     6,187
+   Micro Therapeutics Inc.                     1,700                     7,969
+*  Microvision Inc.                              972                    17,010
+   Mid Atlantic Medical Services Inc.          3,220                    63,796
+   Minimed Inc.                                4,512                   189,645
+   Novamed Eyecare Inc.                        2,500                     2,656
+   Novametrix Medical Systems Inc.               400                     1,675
+   Novavax Inc.                                4,500                    38,250
+   Novoste Corp.                                 894                    24,585
+   Oakley Inc.                                 4,562                    61,587
+   Ocular Sciences Inc.                        2,303                    26,772
+   OraSure Technologies Inc.                   2,701                    22,283
+   Ortec Inernational Inc.                     1,863                    10,479
+   OrthAlliance Inc. "A"                       1,581                     4,249
+   Orthodontic Centers of America              2,838                    88,687
+   Orthologic Corp.                            3,033                     8,720
+   Osteotech Inc.                              1,497                     7,111
+   Oxford Health Plans Inc.                    5,396                   213,142
+   PacifiCare Health Systems Inc. "A"          2,536                    38,040
+   Palatin Technologies Inc.                   1,800                     6,075
+   Pediatrix Medical Group Inc.                1,483                    35,685
+   PharmaNetics Inc.                           1,300                    15,275
+   Polymedica Industries Corp.                   800                    26,700
+   Possis Medical Inc.                         3,456                    13,824
+   Prime Medical Service Inc.                  2,659                    13,295
+*  Province Healthcare Co.                     2,368                    93,240
+   PSS World Medical Inc.                      7,148                    35,740
    Psychemedics Corp.                          2,416                    12,442
+   Quest Diagnostics Inc.                      3,036                   431,112
+   Quorum Health Group Inc.                    3,329                    52,432
+   Rehabcare Group Inc.                        1,478                    75,932
+   Renal Care Group Inc.                       3,513                    96,333
+   Res-Care Inc.                               2,444                    10,998
+*  Resmed Inc.                                 1,712                    68,266
+   Respironics Inc.                            3,513                   100,120
+   Ribozyme Pharmaceuticals Inc.               1,900                    27,194
+   SciQuest.com Inc.                           3,205                     4,207
+   Sola International Inc.                     6,513                    26,866
+*  Sonosite Inc.                                 920                    11,730
+   Spectranetics Corp.                         3,055                     4,010
+   SPECTRASCIENCE Inc.                         2,000                    10,750
+   Staar Surgical Co.                          1,696                    21,306
+   Steris Corp.                                4,554                    73,433
+*  Sunrise Assisted Living Inc.                2,350                    58,750

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+*  Sunrise Technologies
      International Inc.                        4,043           $         7,202
+   Syncor International Corp.                  2,382                    86,645
+   Techne Corp.                                2,792                   100,687
+   Theragenics Corp.                           2,984                    14,920
+   Thermo Cardiosystems Inc.                   4,222                    36,942
+*  Thoratec Labs Corp.                         1,851                    20,361
+*  Triad Hospitals Inc.                        2,200                    71,637
+   Trigon Healthcare Inc.                      2,192                   170,565
+   TriPath Imaging Inc.                        3,479                    30,442
+   U.S. Physical Therapy Inc.                  1,500                    35,625
+   Universal Health Services Inc. "B"          1,865                   208,414
+   Urologix Inc.                               3,600                    49,050
+   US Oncology Inc.                            4,023                    25,395
+   Valentis Inc.                               3,876                    27,616
+   Varian Medical Systems Inc.                 2,230                   151,501
+*  Ventana Medical Systems Inc.                1,393                    25,770
+   VISX Inc.                                   4,020                    41,959
    Vital Sign Inc.                             1,469                    47,192
+   WebMD Corp.                                23,096                   183,325
    West Pharmaceutical Services Inc.           1,471                    36,131
+   Young Innovations Inc.                        903                    17,383
+   ZEVEX International Inc.                    1,200                     4,950
+   Zoll Medical Corp.                            677                    23,737
                                                                      ---------
                                                                      9,226,663
                                                                      ---------
HEAVY CONSTRUCTION--0.01%
+   UNIFAB International Inc.                   1,700                    16,150

HOLDING COMPANIES-DIVERSIFIED--3.42%
+   Berkshire Hathaway Inc. "A"                    95                 6,745,000
+   Craig Corp.                                 1,000                     2,875
+   Triarc Companies Inc.                       1,308                    31,719
    Walter Industries Inc.                      3,486                    25,709
                                                                      ---------
                                                                      6,805,303
                                                                      ---------
HOME BUILDERS--0.50%
+   AMREP Corporation                             500                     2,031
+   Beazer Homes USA Inc.                       1,431                    57,240
+   Champion Enterprises Inc.                   5,252                    14,443
    Clayton Homes Inc.                          8,105                    93,207
    D.R. Horton Inc.                            4,455                   108,869
+   Del Webb Corp.                              1,508                    44,109
+   Dominion Homes Inc.                         1,300                    10,969
    Fleetwood Enterprises Inc.                  3,500                    36,750
    Lennar Corp.                                3,750                   135,938
    M.D.C. Holdings Inc.                        1,120                    36,904
+   Monaco Coach Corp.                          1,835                    32,457
+   Newmark Homes Corp.                         1,914                    19,618
+   NVR Inc.                                      481                    59,452
+   Palm Harbor Homes Inc.                      2,363                    37,217
    Ryland Group Inc.                           1,057                    43,073
    Skyline Corp.                               1,441                    27,289
    Standard-Pacific Corp.                      3,026                    70,733
    Thor Industries Inc.                        1,446                    28,558
+   Toll Brothers Inc.                          2,254                    92,132
    Winnebago Industries Inc.                   2,120                    37,233

                                                                        988,222

HOME FURNISHINGS--0.38%
+   Applica Inc.                                4,014                    19,568
    Bassett Furniture Industries Inc.           2,279                    25,639
    Ethan Allen Interiors Inc.                  3,049                   102,141
    Fedders Corp.                               3,324                    15,374
+   Furniture Brands International Inc.         4,120                    86,778
    Harman International Industries Inc.        1,782                    65,043
    Kimball International Inc. "B"              1,920                    27,840

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Lazare Kaplan International Inc.            2,279            $       11,537
    La-Z-Boy Inc.                               3,606                    56,794
    Libbey Inc.                                 1,773                    53,855
    Movado Group Inc.                           1,678                    25,589
    Oneida Ltd.                                 1,947                    36,141
+*  Parkervision Inc.                           1,320                    48,345
+   Polycom Inc.                                4,448                   143,170
    Rowe Furniture Corp.                          499                     1,310
+   Royal Appliance Manufacturing Co.             894                     3,576
+*  Salton Inc.                                 1,283                    26,542
                                                                        -------
                                                                        749,242
                                                                        -------
HOSPITAL & MEDICAL SUPPLIES--0.07%
+   Apogent Technologies Inc.                   6,918                   141,819
                                                                        -------
HOUSEHOLD PRODUCTS/WARES--0.39%
    Blyth Inc.                                  2,800                    67,550
    Church & Dwight Co. Inc.                    2,224                    49,484
    Dial Corp.                                  8,017                    88,187
    Enesco Group Inc.                           7,002                    32,822
+   Fossil Inc.                                 3,304                    47,856
    Harland (John H.) Co.                       1,887                    26,654
+   Helen of Troy Ltd.                          2,599                    12,670
    Nashua Corp.                                3,083                    13,689
    National Presto Industries Inc.             1,071                    32,866
    Pennzoil-Quaker State Co.                   5,777                    74,379
+   Playtex Products Inc.                       4,899                    47,153
    Russ Berrie & Co. Inc.                      1,994                    42,123
+   Scotts Co. (The) "A"                        1,835                    67,780
    Standard Register Co.                       2,728                    38,874
    Toro Co.                                    1,375                    50,445
    Wallace Computer Services Inc.              2,335                    39,695
+*  Yankee Candle Co. Inc. (The)                3,500                    38,719
                                                                        -------
                                                                        770,946
                                                                        -------
INDUSTRIAL--DIVERSIFIED--0.00%
    York Group Inc.                             1,499                     4,591
                                                                        -------
INSURANCE--3.13%
+   Acceptance Insurance
      Companies Inc.                            3,741                    19,640
    Alfa Corp.                                  1,928                    35,427
    Allmerica Financial Corp.                   3,500                   253,750
    American Financial Group Inc.               3,332                    88,506
    American National Insurance Co.             1,184                    86,432
    AmerUs Group Co.                            1,749                    56,624
    Argonaut Group Inc.                         2,775                    58,275
+   Arm Financial Group Inc. "A"                1,057                         2
    Baldwin & Lyons Inc. "B"                    1,513                    35,177
+   Bancinsurance Corp.                         1,050                     4,594
    Berkley (W.R.) Corp.                        1,985                    93,667
    Brown & Brown Inc.                          2,008                    70,280
    Capitol Transamerica Corp.                  1,713                    21,305
+   CNA Financial Corp.                         9,227                   357,546
    CNA Surety Corp.                            2,972                    42,351
    Commerce Group Inc.                         2,012                    54,686
    Crawford & Co. "B"                          3,782                    43,966
+   Danielson Holding Corp.                       700                     3,194
+   Delphi Financial Group Inc. "A"               948                    36,498
    Donegal Group Inc.                          2,565                    24,367
    E.W. Blanch Holdings Inc.                     874                    15,240
    Enhance Financial Services
      Group Inc.                                3,572                    55,143
    Erie Indemnity Co. "A"                      4,799                   143,070

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Farm Family Holdings Inc.                     908           $        38,817
    FBL Financial Group Inc. "A"                2,105                    36,706
    Fidelity National Financial Inc.            4,304                   158,979
    First American Corp.                        4,208                   138,338
+*  FPIC Insurance Group Inc.                   1,221                    11,218
    Fremont General Corp.                       3,527                     9,920
    Gainsco Inc.                                  770                     2,021
    Gallagher (Arthur J.) & Co.                 2,346                   149,264
    Great American Financial
      Resources Inc.                            2,609                    49,897
    Hancock (John) Financial
      Services Inc.                            18,603                   699,938
    Harleysville Group Inc.                     2,703                    79,063
    HCC Insurance Holdings Inc.                 3,153                    84,934
+   HealthExtras Inc.                           3,729                    13,051
    Hilb Rogal & Hamilton Co.                     847                    33,774
    Horace Mann Educators Corp.                 2,702                    57,755
    Independence Holding Co.                    1,069                    14,431
+   Intercontinental Life Corp.                 1,200                    11,400
    Kansas City Life Insurance Co.              1,354                    47,898
    Kaye Group Inc.                             1,300                    10,075
    LandAmerica Financial Group Inc.            1,290                    52,164
    Leucadia National Corp.                     4,082                   144,656
    Liberty Financial Companies Inc.            2,664                   118,714
+   Markel Corp.                                  346                    62,626
+   Medical Assurance Inc.                      2,298                    38,348
    Mercury General Corp.                       2,849                   125,000
    Meridian Insurance Group Inc.               1,021                    29,545
    MONY Group Inc.                             2,613                   129,180
    Nationwide Financial Services Inc.          1,464                    69,540
+   Navigators Group Inc.                       1,877                    24,988
    Ohio Casualty Corp.                         5,178                    51,780
    Old Republic International Corp.            8,000                   256,000
+*  Philadelphia Consolidated
      Holding Co.                               1,445                    44,614
+   PICO Holdings Inc.                          2,300                    28,606
    PMA Capital Corp. "A"                       2,309                    39,830
    PMI Group Inc. (The)                        2,935                   198,663
    Presidential Life Corp.                     2,120                    31,668
+   Professionals Group Inc.                    1,112                    26,758
    Protective Life Corp.                       3,582                   115,520
    Radian Group Inc.                           2,506                   188,107
    Reinsurance Group of America Inc.           2,557                    90,774
    RLI Corp.                                     964                    43,079
    Selective Insurance Group Inc.              1,963                    47,603
    StanCorp Financial Group Inc.               2,000                    95,500
    State Auto Financial Corp.                  3,976                    71,071
+   Stewart Information
      Services Corp.                            2,478                    54,981
    Transatlantic Holdings Inc.                 1,950                   206,456
+   Triad Guaranty Inc.                         1,498                    49,621
    21st Century Insurance Group                4,619                    65,821
+   UICI                                        4,968                    29,498
    United Fire & Casualty Co.                  1,251                    24,707
    Unitrin Inc.                                4,544                   184,600
    Wesco Financial Corp.                         418                   117,772
    White Mountains Insurance
      Group Inc.                                  256                    81,664
    Zenith National Insurance Corp.             1,762                    51,759
                                                                      ---------
                                                                      6,238,432
                                                                      ---------
IRON/STEEL--0.16%
    AK Steel Holding Corp.                      8,844                    77,385
    Carpenter Technology Corp.                  1,780                    62,300
    Cleveland-Cliffs Inc.                         641                    13,822

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DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
Gibraltar Steel Corp.                           1,160            $       20,373
    National Steel Corp. "B"                    4,836                     5,743
    Reliance Steel & Aluminum Co.               1,537                    38,041
    Ryerson Tull Inc.                           3,442                    28,397
+   Shiloh Industries Inc.                      2,882                     9,547
+   Steel Dynamics Inc.                         4,841                    53,251
    Steel Technologies Inc.                       438                     2,409
+   Weirton Steel Corp.                         2,700                     3,213
+   WHX Corp.                                   1,756                     1,317
                                                                        -------
                                                                        315,798
                                                                        -------
LEISURE TIME--0.42%
+   Ambassadors International Inc.                965                    18,335
+*  American Classic Voyages Co.                2,034                    28,476
+   Bally Total Fitness Holding Corp.           1,835                    62,161
    Callaway Golf Co.                           4,560                    84,930
+   Cannondale Corp.                            3,074                    11,335
+*  Direct Focus Inc.                           1,200                    40,275
    Galileo International Inc.                  5,294                   105,880
+   K2 Inc.                                     2,311                    18,488
    Polaris Industries Partners LP "A"          1,847                    73,418
+   Rawlings Sporting Goods Co.                 3,087                    15,724
+   Resortquest International Inc.              3,354                    20,543
    Royal Caribbean Cruises Ltd.               11,518                   304,651
+*  WMS Industries Inc.                         3,102                    62,428
                                                                        -------
                                                                        846,644
                                                                        -------
LODGING--0.60%
+   Ameristar Casinos Inc.                      7,800                    39,975
+   Aztar Corp.                                 2,668                    34,517
+   Boca Resorts Inc. "A"                       2,661                    38,252
+   Boyd Gaming Corp.                           6,380                    21,931
+   Choice Hotels International Inc.            4,489                    61,443
+   Crestline Capital Corp.                     1,655                    42,616
+   Extended Stay America Inc.                  5,792                    74,427
+   Hollywood Casino Corp. "A"                  4,100                    37,925
+   John Q Hammons Hotels Inc.                  2,600                    15,763
+   Mandalay Resort Group Inc.                  4,756                   104,335
    Marcus Corp.                                2,495                    34,618
*   MGM Grand Inc.                             10,182                   287,005
+   Park Place Entertainment Corp.             19,847                   236,924
+   Prime Hospitality Corp.                     3,038                    35,317
+   ShoLodge Inc.                               1,700                     7,863
    Sonesta International Hotels Corp.            800                     6,650
+   Station Casinos Inc.                        4,168                    62,260
+   Suburban Lodges of America Inc.             3,969                    22,574
+   Sunburst Hospitality Corp.                  4,093                    29,674
+   Westcoast Hospitality Corp.                   566                     2,901
                                                                      ---------
                                                                      1,196,970
                                                                      ---------
MACHINERY--0.95%
    AGCO Corp.                                  3,663                    44,414
+   Albany International Corp. "A"              2,107                    28,313
    Applied Industrial Technologies Inc.        1,369                    28,150
+   Applied Science & Technology Inc.           1,416                    16,992
+   Astec Industries Inc.                       1,643                    21,667
+   Asyst Technologies Inc.                     2,036                    27,359
+   Brooks Automation Inc.                      1,205                    33,815
+   Cognex Corp.                                3,191                    70,601
    Columbus McKinnon Corp.                     1,316                    11,680
    Donaldson Co. Inc.                          3,964                   110,249
+   DT Industries Inc.                          2,068                     7,367
+   Dycom Industries Inc.                       2,491                    89,520
+   Electroglas Inc.                            1,827                    27,976

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Esterline Technologies Corp.                1,575              $     41,344
+   Flowserve Corp.                             3,718                    79,472
+   Gardner Denver Inc.                         2,593                    55,231
+   Gasonics International Corp.                1,322                    24,292
    Gerber Scientific Inc.                      3,216                    27,537
+   Global Payment Tech Inc.                    2,540                     9,049
    Graco Inc.                                  1,398                    57,842
+   Hurco Companies Inc.                          600                     2,100
    Idex Corp.                                  1,912                    63,335
+   Imation Corp.                               1,818                    28,179
+   Insituform Technologies Inc. A              1,180                    47,053
    JLG Industries Inc.                         2,372                    25,203
+   Kulicke & Soffa Industries Inc.             2,884                    32,445
    Lincoln Electric Holding Inc.               3,754                    73,672
+   Magnetek Inc.                               2,812                    36,556
    Manitowoc Co. Inc.                          1,359                    39,411
+   McClain Industries Inc.                     1,400                     4,113
    Nordson Corp.                               2,262                    57,681
+   Paragon Technologies Inc.                   3,600                    28,800
+   Paxar Corp.                                 4,543                    46,282
    PLM International Inc.                      1,800                     6,075
+   PPT Vision Inc.                             1,600                     4,900
+   Presstek Inc.                               1,890                    19,845
+   Research Inc.                               3,200                    11,200
    Robbins & Myers Inc.                        1,306                    31,507
+   Satcon Technology Corp.                     1,203                    11,880
+   Semitool Inc.                               1,816                    17,593
+   SpeedFam-IPEC Inc.                          1,788                    10,840
    Stewart & Stevenson Services Inc.           3,132                    71,106
    Tecumseh Products Co. "A"                   1,039                    43,573
+   Tegal Corp.                                 4,300                     6,988
    Tennant Co.                                 1,215                    58,320
+   Terex Corp.                                 1,930                    31,242
+   Thermo Fibertek Inc.                        4,150                    14,266
    Thomas Industries Inc.                      1,910                    44,408
+   Ultratech Stepper Inc.                      2,243                    58,038
    United Dominion Industries Ltd.             3,012                    36,709
+   Unova Inc.                                  4,748                    17,212
    Woodward Governor Co.                         816                    36,516
+   Zebra Technologies Corp. "A"                1,698                    69,273
                                                                      ---------
                                                                      1,899,191
                                                                      ---------
MANUFACTURERS--0.47%
    Actuant Corp. "A"                           1,928                     5,784
    AZZ Incorporated                              700                    12,338
    Carlisle Companies Inc.                     1,750                    75,141
+   Cuno Inc.                                   1,796                    48,155
    Federal Signal Corp.                        3,227                    63,330
    Harsco Corp.                                2,388                    58,954
    Lancaster Colony Corp.                      3,093                    86,797
    Newport News Shipbuilding Inc.              1,678                    87,256
    Pentair Inc.                                3,018                    72,998
    Pittston Brink's Group                      3,275                    65,091
    Polymer Group Inc.                          3,131                    16,829
+   Samsonite Corp.                             2,267                     3,117
+   Scott Technologies Inc.                     2,099                    46,965
    Sturm Ruger & Co. Inc.                      2,392                    22,575
    Synalloy Corp.                                300                     1,425
    Teleflex Inc.                               2,073                    91,601
    Tredegar Corporation                        2,217                    38,659
    Trinity Industries Inc.                     2,237                    55,925
    U.S. Industries Inc.                        5,310                    42,480
    Wabtec Corporation                          3,405                    40,009
                                                                        -------
                                                                        935,429
                                                                        -------

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MEDIA--4.00%
+   Acme Communications Inc.                    2,400           $        21,900
+   Adelphia Communications
      Corp. "A"                                 7,597                   392,195
    Banta Corp.                                 1,294                    32,893
+   Beasley Broadcast Group Inc. "A"            1,700                    14,131
    Belo (A.H.) Corp.                           7,894                   126,304
    BHC Communications Inc. "A"                 1,607                   207,705
+   Big City Radio Inc.                         2,600                     5,688
+   Cablevision Systems Corp.                   8,309                   705,746
+*  Charter Communications Inc.                11,800                   267,713
+   Chris-Craft Industries Inc.                 2,263                   150,490
+   Citadel Communications Corp.                3,050                    36,600
+   Classic Communications Inc. "A"             1,770                     3,872
+   Cox Radio Inc. "A"                          2,765                    62,385
+   Crown Media Holdings Inc.                   1,898                    38,553
+   CTN Media Group Inc.                        1,438                     7,550
+   Cumulus Media Inc. "A"                      2,227                     8,073
+   Emmis Communications Corp.                  2,574                    73,842
+   Entercom Communications Corp.               1,800                    61,988
+   Fox Entertainment Group Inc. "A"           11,203                   200,254
+   Gemstar-TV Guide
      International Inc.                       25,900                 1,201,113
+   Granite Broadcasting Corp.                  1,368                     1,368
    Gray Communications Systems
      Inc. "B"                                  2,271                    33,355
+   Hearst-Argyle Television Inc.               2,673                    54,629
+   Hispanic Broadcasting Corp.                 6,746                   172,023
    Hollinger International Inc.                5,722                    90,837
+   Hollywood Media Corp.                       2,989                    11,582
    Houghton Mifflin Co.                        1,647                    76,380
+   HyperFeed Technologies Inc.                   997                     1,558
+   Infinity Broadcasting Corp.                23,473                   655,777
+   Information Holdings Inc.                   1,958                    45,891
+   Insight Communications Co. Inc.             2,900                    68,150
+   Journal Register Co.                        2,867                    46,051
    Lee Enterprises Inc.                        2,693                    80,285
    Liberty Corp.                               1,034                    42,071
+   Liberty Digital Inc. "A"                    1,700                     8,606
+   LodgeNet Entertainment Corp.                  900                    15,863
+   Lynch Interactive Corp.                       304                    13,224
    McClatchy Co. (The) "A"                     2,899                   123,389
    Media General Inc. "A"                      1,397                    50,851
+   Mediacom Communications Corp.               4,250                    73,047
+   Metromedia International
      Group Inc.                                4,997                    12,992
+   New Frontier Media Inc.                     1,500                     2,297
+   On Command Corp.                            1,949                    17,054
+   Paxson Communications Corp.                 4,748                    56,679
+   Pegasus Communications Corp.                3,312                    85,284
+   Playboy Enterprises Inc. "B"                2,398                    23,830
+*  Primedia Inc.                              11,571                   138,129
    Pulitzer Inc.                                 406                    19,021
+   Radio Unica
      Communications Corp.                      3,800                    14,250
+   Rare Medium Group Inc.                      5,115                     9,750
    Readers Digest
      Association Inc. (The) "A"                6,294                   246,253
+   Regent Communications Inc.                  3,200                    19,000
+   Scholastic Corp.                              930                    82,421
    Scripps (E.W.) Company                      4,911                   308,779
+   Sinclair Broadcast Group "A"                4,099                    41,118
+   Spanish Broadcasting
      System Inc. "A"                           2,600                    13,000

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+*  TiVo Inc.                                   2,700           $        14,513
    United Television Inc.                        620                    71,920
+   UnitedGlobalCom Inc. "A"                    5,046                    68,752
+*  Univision Communications Inc.              13,714                   561,417
+   USA Networks Inc.                          20,163                   391,918
    Value Line Inc.                             1,146                    39,609
    Washington Post Company
      (The) "B"                                   550                   339,281
    Wiley (John) & Sons Inc. "A"                3,234                    69,531
+   Wink Communications Inc.                    2,600                    15,600
+   XM Satellite Radio Holdings
      Inc. "A"                                  2,000                    32,125
+   Youthstream Media Networks
      Inc.                                      2,318                     1,739
                                                                      ---------
                                                                      7,980,194
                                                                      ---------
METAL FABRICATE/HARDWARE--0.12%
    Amcast Industrial Corp.                     1,839                    18,275
    Circor International Inc.                       1                         5
    Kaydon Corp.                                1,638                    40,745
    Penn Engineering &
      Manufacturing Corp.                         917                    32,324
    Precision Castparts Corp.                   2,578                   108,437
    TransTechnology Corp.                       1,732                     5,521
    Valmont Industries Inc.                     2,324                    42,704
                                                                        -------
                                                                        248,011
                                                                        -------
METALS--DIVERSIFIED--0.18%
    AptarGroup Inc.                             1,812                    53,228
+   Atchison Casting Corp.                        457                     1,285
    Commercial Metals Co.                       1,070                    23,808
    Matthews International Corp. "A"              987                    31,152
+   Maverick Tube Corp.                         1,669                    37,761
+   Mueller Industries Inc.                     2,001                    53,652
+   Niagara Corp.                                 600                       975
+   NS Group Inc.                               1,534                    14,496
+   Shaw Group Inc.                             2,670                   133,500
    TransPro Inc.                               1,600                     4,100
                                                                        -------
                                                                        353,957
                                                                        -------
MINING--0.16%
    Arch Coal Inc.                              5,065                    71,543
    Brush Engineered Materials                  1,404                    28,343
    Century Aluminum Co.                        1,637                    18,621
+   Charles & Colvard Ltd.                      2,811                     3,953
+   Kaiser Aluminum Corp.                       3,541                    13,057
+   MAXXAM Inc.                                 1,713                    26,016
+   Meridian Gold Inc.                          4,594                    31,584
+   Stillwater Mining Co.                       2,620                   103,097
    United States Lime & Minerals Inc.            600                     3,000
    USEC Inc.                                   5,274                    22,744
                                                                        -------
                                                                        321,958
                                                                        -------
OFFICE/BUSINESS EQUIPMENT--0.19%
+   General Binding Corp.                       3,195                    21,566
    Herman Miller Inc.                          5,446                   156,573
    HON Industries Inc.                         4,562                   116,331
+   Insight Enterprises Inc.                    2,872                    51,517
    Steelcase Inc.                              1,929                    26,765
    Virco Manufacturing Corp.                   1,321                    12,880
                                                                        -------
                                                                        385,632
                                                                        -------
OIL & GAS PRODUCERS--3.62%
    Adams Resources & Energy Inc.               1,600                    22,800
    Apco Argentina Inc.                           771                    21,203

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
    Atmos Energy Corp.                          1,953           $        47,604
+   Atwood Oceanics Inc.                          702                    30,755
+   Barrett Resources Corp.                     1,827                   103,796
+   Basin Exploration Inc.                      1,613                    41,132
+   Belco Oil & Gas Corp.                       4,065                    50,558
+   Bellwether Exploration Co.                  1,833                    15,581
    Berry Petroleum Co. "A"                     2,178                    29,131
+   Blue Dolphin Energy Co.                     7,300                    21,900
    BP Prudhoe Bay Royalty Trust                1,489                    18,426
    Cabot Oil & Gas Corp. "A"                   2,315                    72,199
+   Cal Dive International Inc.                 2,072                    55,167
+   Callon Petroleum Corp.                      1,559                    26,016
    Cascade Natural Gas Corp.                   1,007                    18,944
+   Chesapeake Energy Corp.                     9,200                    93,150
+   Chiles Offshore Inc.                        2,500                    62,500
+   Clayton Williams Energy Inc.                1,100                    29,700
    Cross Timbers Oil Co.                       4,627                   128,399
+   Crown Central Petroleum
      Corp. "B"                                 2,950                    28,947
+   Dawson Geophysical Co.                      1,900                    17,575
+   Denbury Resources Inc.                      4,397                    48,367
    Diamond Offshore Drilling Inc.              8,576                   343,040
    Energen Corp.                               1,408                    45,320
    ENSCO International Inc.                    9,456                   322,095
    Equitable Resources Inc.                    1,961                   130,897
+   Evergreen Resources Inc.                    1,493                    57,667
+   Forest Oil Corp.                            1,623                    59,848
+   FX Energy Inc.                                583                     2,077
+   Giant Industries Inc.                       2,584                    18,896
+   Global Marine Inc.                         11,856                   336,414
+   Grey Wolf Inc.                              9,565                    56,194
+   Hallwood Energy Corp.                           1                         7
+   Hanover Compressor Co.                      3,852                   171,655
    Helmerich & Payne Inc.                      2,700                   118,463
+   Houston Exploration Co.                     1,769                    67,443
*   Howell Corp.                                1,500                    18,469
+   HS Resources Inc.                           1,185                    50,214
+   Key Energy Services Inc.                    5,818                    60,725
+   Louis Dreyfus Natural Gas Corp.             2,594                   118,838
+   Magnum Hunter Resources Inc.                4,600                    49,738
+   Mallon Resources Corp.                      3,500                    25,375
+   Marine Drilling Co. Inc.                    4,041                   108,097
+   MarkWest Hydrocarbon Inc.                   1,779                    20,014
+   McMoRan Exploration Co.                     2,119                    28,077
+   Meridian Resource Corp. (The)               2,800                    24,150
    Midcoast Energy Resources Inc.              1,562                    34,071
    Mitchell Energy &
      Development Corp. "A"                     2,797                   171,316
    Murphy Oil Corp.                            2,711                   163,846
+   National-Oilwell Inc.                       5,282                   204,347
    New Jersey Resources Corp.                    696                    30,102
+   Newfield Exploration Co.                    2,402                   113,945
    Noble Affiliates Inc.                       3,249                   149,454
+   Noble Drilling Corp.                        8,264                   358,968
    Northwest Natural Gas Co.                   1,209                    32,039
+   Nuevo Energy Co.                            1,327                    22,974
    NUI Corp.                                   1,366                    43,968
+   Ocean Energy Inc.                          11,362                   197,415
+   Oceaneering International Inc.              2,232                    43,385
+   Parker Drilling Co.                         6,495                    32,881
    Patina Oil & Gas Corp.                      1,200                    28,800
+   Patterson Energy Inc.                       2,100                    78,225
+   Pennaco Energy Inc.                         2,300                    45,138

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Petroleum Development Corp.                 2,500           $        16,406
    Piedmont Natural Gas Co.                    1,471                    56,174
+   Pioneer Natural Resources Co.               6,483                   127,634
    Pogo Producing Co.                          2,195                    68,319
+   Pride International Inc.                    4,254                   104,755
+   Prima Energy Corp.                          1,030                    36,050
+   R&B Falcon Corporation                     12,810                   293,829
+   Remington Oil & Gas Corp.                   2,200                    28,600
+   Seacor Smit Inc.                            1,050                    55,256
+   Seitel Inc.                                 1,764                    32,524
*   Semco Energy Inc.                           1,700                    26,456
+   Southern Union Co.                          3,107                    82,336
    Southwest Gas Corp.                         1,656                    36,225
+   Spinnaker Exploration Co.                   2,000                    85,000
    St. Mary Land & Exploration Co.             1,598                    53,233
+*  Stone Energy Corp.                          1,374                    88,692
+   Superior Energy Services Inc.               5,800                    66,700
+   Swift Energy Co.                            1,629                    61,291
+   Tesoro Petroleum Corp.                      3,192                    37,107
+   Tom Brown Inc.                              1,879                    61,772
    UGI Corp.                                   1,570                    39,741
    Ultramar Diamond Shamrock Corp.             6,219                   192,012
+   Unit Corp.                                  2,349                    44,484
+   UTI Energy Corp.                            2,832                    93,102
    Valero Energy Corp.                         4,998                   185,863
    Vintage Petroleum Inc.                      3,458                    74,347
    WD-40 Company                               1,899                    36,912
    Western Gas Resources Inc.                  2,585                    87,082
+   WestPort Resources Corp.                    2,900                    63,619
                                                                      ---------
                                                                      7,203,958
                                                                      ---------
OIL & GAS SERVICES--1.06%
+   BJ Services Co.                             5,036                   346,855
    CARBO Ceramics Inc.                         1,338                    50,091
+   Cooper Cameron Corp.                        3,281                   216,751
+   Dril-Quip Inc.                              1,536                    52,512
+   Friede Goldman Halter Inc.                  3,924                    13,979
+   Global Industries Ltd.                      5,078                    69,505
+   Grant Prideco Inc.                          8,460                   185,591
+   Hydril Co.                                  3,500                    61,469
+   Input/Output Inc.                           5,654                    57,600
+   Lone Star Technologies Inc.                 1,606                    61,831
+   Mitcham Industries Inc.                     2,200                     7,838
+   Newpark Resources Inc.                      6,968                    66,632
+   Smith International Inc.                    3,053                   227,639
    Tidewater Inc.                              3,738                   165,874
+   Varco International Inc.                    6,749                   146,791
+   Veritas DGC Inc.                            1,922                    62,081
+   Weatherford International Inc.              6,860                   324,135
                                                                      ---------
                                                                      2,117,174
                                                                      ---------
PACKAGING & CONTAINERS--0.35%
+*  AEP Industries Inc.                           745                    33,292
+   BWAY Corporation                            1,143                     4,501
+   Gaylord Container Corporation "A"           5,383                     5,383
    Greif Brothers Corp. "A"                    1,625                    46,313
+   Ivex Packaging Corp.                        3,836                    41,956
    Longview Fibre Co.                          3,612                    48,762
+   Packaging Corporation of America            6,850                   110,456
+   Silgan Holdings Inc.                        2,054                    18,486
+   Smurfit-Stone Container Corp.              15,716                   234,758
    Sonoco Products Co.                         7,046                   152,370
                                                                      ---------
                                                                        696,277
                                                                      ---------

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS--3.68%
+   aaiPharma Inc.                              1,732           $        17,645
+   Abgenix Inc.                                5,332                   314,921
+   Akorn Inc.                                  2,709                    17,778
+   Alexion Pharmaceuticals Inc.                1,216                    78,964
+*  Alkermes Inc.                               3,692                   115,837
+   Alliance Pharmaceutical Corp.               3,200                    27,600
+   Allou Health & Beauty Care
      Inc. "A"                                  2,961                     9,623
*   Alpharma Inc. "A"                           2,695                   118,243
+   Amerisource Health Corp. "A"                3,092                   156,146
+   Amylin Pharmaceuticals Inc.                 4,300                    33,863
+   Andrx Group                                 4,400                   254,650
+*  Antigenics Inc.                             2,200                    24,338
+   Aphton Corp.                                2,832                    50,976
+   Arqule Inc.                                 2,044                    65,408
+   AVI BioPharma Inc.                          4,800                    22,800
+   Aviron                                      1,303                    87,057
+   Axys Pharmaceuticals Inc.                   3,011                    16,937
+   Barr Laboratories Inc.                      2,151                   156,889
    Bergen Brunswig Corp. "A"                   8,321                   131,721
    Bindley Western Industries Inc.             2,417                   100,457
+   Biocryst Pharmaceuticals Inc.               1,965                    13,018
+*  Biopure Corp.                               2,300                    46,000
+   Bone Care International Inc.                2,573                    44,545
+   Boston Life Sciences Inc.                   3,693                    11,310
+   Cell Genesys Inc.                           2,359                    53,815
+   Cell Therapeutics Inc.                      1,890                    85,168
+   Cellegy Pharmaceuticals Inc.                3,100                    18,213
+   CIMA Labs Inc.                              1,000                    65,063
+   Ciphergen Biosystems Inc.                   1,700                    22,525
+   CollaGenex Pharmaceuticals Inc.             3,116                    11,490
+   Columbia Laboratories Inc.                  1,757                     7,577
+   Connetics Corp.                             1,637                     7,469
+*  Corixa Corp.                                2,213                    61,682
+   Corvas International Inc.                   2,500                    35,938
+*  Cytoclonal Pharmaceuticals Inc.             4,756                    35,076
+   D&K Healthcare Resources Inc.               1,638                    22,215
    Dentsply International Inc.                 2,948                   115,341
+   Digene Corp.                                1,028                    45,939
+   Duramed Pharmaceuticals Inc.                2,262                     7,564
+   Durect Corp.                                3,800                    45,600
+   Epix Medical Inc.                           1,921                    16,088
+*  Genta Inc.                                  4,000                    32,000
+   Genzyme Transgenics Corp.                   1,776                    25,419
+*  Geron Corp.                                 2,194                    33,870
+   Gilead Sciences Inc.                        2,949                   244,583
+   Guilford Pharmaceuticals Inc.               1,220                    21,960
+*  Hemispherx Biopharma Inc.                   3,710                    17,623
+   Henry Schein Inc.                           2,680                    92,795
*   Herbalife International Inc. "A"            1,768                    13,481
+   Hi-Tech Pharmacal Co.                       2,400                     9,000
+   Hyseq Inc.                                  1,078                    15,496
    ICN Pharmaceuticals Inc.                    5,623                   172,556
+   Ilex Oncology Inc.                          1,266                    33,312
+*  Imclone Systems Inc.                        4,302                   189,288
+   Immune Response Corp.                       3,465                     9,096
+   Immunogen Inc.                              2,500                    53,594
+*  Inhale Therapeutic Systems Inc.             3,004                   151,702
+   Inkine Pharmaceutical Co.                   3,300                    24,338
+   Intuitive Surgical Inc.                     2,200                    18,700
+   IVAX Corporation                           11,104                   425,283
+   Kos Pharmaceuticals Inc.                    1,853                    32,659

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   KV Pharmaceuticals Co.                      2,242           $        56,050
+   Ligand Pharmaceuticals Inc. "B"             2,582                    36,148
+   Magainin Pharmaceuticals Inc.               1,822                     4,100
+   Martek Biosciences Corp.                    1,748                    21,413
+   Medarex Inc.                                4,728                   192,666
+   MediChem Life Sciences Inc.                 1,600                     7,400
+   Medicis Pharmaceutical Corp. "A"            2,143                   126,705
    Meridian Diagnostics Inc.                   4,830                    23,848
+   MGI Pharma Inc.                             1,333                    21,995
+   Microcide Pharmaceuticals Inc.              2,892                    11,930
+   Miravant Medical Technologies               1,191                    11,054
    Mylan Laboratories Inc.                     8,154                   205,379
+   NABI Inc.                                   3,300                    15,263
+   Nastech Pharmaceutical Co. Inc.             3,000                    21,000
+   Natrol Inc.                                 2,290                     3,435
+   NBTY Inc.                                   3,730                    17,718
+   Neose Technologies Inc.                     1,153                    38,049
+   Neurocrine Biosciences Inc.                 1,371                    45,414
+   NPS Pharmaceuticals Inc.                    2,251                   108,048
+   Nu Skin Enterprises Inc. "A"                3,109                    16,517
    Omnicare Inc.                               5,605                   121,208
+   OSI Pharmaceuticals Inc.                    1,998                   160,090
+   Patterson Dental Co.                        3,980                   134,823
+   Perrigo Co.                                 7,576                    62,739
+*  Pharmacyclics Inc.                          1,356                    46,443
+   Praecis Pharmaceuticals Inc.                3,000                    87,750
+   Priority Healthcare Corp. "B"               2,676                   109,214
+   Progenics Pharmeceuticals Inc.              1,110                    19,148
+   Protein Design Labs Inc.                    2,860                   248,463
+   Sangstat Medical Corp.                      1,921                    22,812
+   Sciclone Pharmaceuticals Inc.               3,400                    13,600
+*  Sepracor Inc.                               4,746                   380,273
+   Serologicals Corp.                          4,787                    72,104
+   SICOR Inc.                                  8,763                   126,516
+   Supergen Inc.                               2,151                    29,845
+   Sybron Dental Specialties Inc.              2,306                    38,914
+   Synaptic Pharmaceutical Corp.               2,594                    13,294
+   Tanox Inc.                                  2,500                    97,969
+   Texas Biotech Corp.                         4,257                    36,568
+   3 Dimensional Pharmaceuticals Inc.          1,077                    15,953
+   Titan Pharmaceuticals Inc.                  1,487                    52,595
+   Triangle Pharmaceuticals Inc.               3,876                    19,138
+   Tularik Inc.                                2,936                    86,429
+   Twinlab Corp.                               2,806                     4,735
+   United Therapeutics Inc.                    1,400                    20,650
+   V.I. Technologies Inc.                      1,752                     9,198
+   VaxGen Inc.                                 1,500                    29,250
+   Versicor Inc.                               1,400                    12,075
+   Vical Inc.                                  1,483                    27,436
+   Vion Pharmaceuticals Inc.                   2,523                    20,184
+*  Viropharma Inc.                             1,323                    19,163
+   VIVUS Inc.                                  2,800                     6,038
+   Zonagen Inc.                                1,801                     4,728
                                                                      ---------
                                                                      7,323,721
                                                                      ---------
PIPELINES--0.14%
    National Fuel Gas Co.                       1,920                   120,840
    Questar Corp.                               5,390                   162,037
                                                                        -------
                                                                        282,877
                                                                        -------
REAL ESTATE--1.67%
    Acadia Realty Trust                         1,437                     8,083
+   American Community
      Property Trust                              600                     2,513
+   American Realty Investors Inc.                800                    10,900

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
    American Residential
      Investment Trust Inc.                       560           $         1,295
    Amerivest Properties Inc.                     700                     3,325
    AMLI Residential Properties Trust           2,144                    52,930
    Arizona Land Income Corp. "A"                 500                     2,281
    Banyan Strategic Realty Trust                 797                     4,384
    Bedford Property Investors Inc.             2,913                    58,988
    Brandywine Realty Trust                     2,800                    57,925
    BRE Properties Inc. "A"                     3,577                   113,346
    Cabot Industrial Trust                      2,031                    38,970
+   California Coastal
      Communities Inc.                            535                     1,605
+   Catellus Development Corp.                  7,676                   134,330
    CBL & Associates Properties Inc.            1,282                    32,451
    Centerpoint Properties Corp.                1,038                    49,046
    Chateau Communities Inc.                    1,447                    44,043
+   Chelsea GCA Realty Inc.                     1,895                    69,878
    Colonial Properties Trust                   1,165                    30,363
    Commercial Net Lease Realty Inc.            4,713                    48,014
    Cornerstone Realty Income Trust             4,949                    52,274
    Cousins Properties Inc.                     3,327                    92,948
    Developers Diversified Realty Corp.         2,963                    39,445
    Eastgroup Properties Inc.                   1,529                    34,211
    Equity Inns Inc.                            6,529                    40,398
    First Industrial Realty Trust               2,897                    98,498
    Forest City Enterprises Inc. "A"            1,941                    76,087
    Gables Residential Trust                    1,271                    35,588
    Getty Realty Corp.                          2,600                    39,325
    Glenborough Realty Trust Inc.               1,619                    28,130
    Glimcher Realty Trust                       3,760                    47,000
+   Grubb And Ellis Co.                         2,027                    12,162
    Healthcare Realty Trust                     1,986                    42,203
    Home Properties of NY Inc.                  1,054                    29,446
    Income Opportunity Realty
      Investors Inc.                            1,900                    15,319
    Innkeepers USA Trust                        4,029                    44,571
+   Insignia Financial Group Inc.               3,857                    45,802
    IRT Property Co.                            6,387                    51,894
    JDN Realty Corp.                            4,362                    46,074
+   Jones Lang LaSalle Inc.                     3,226                    44,761
    JP Realty Inc.                              2,389                    37,627
+   Kennedy-Wilson Inc.                         1,098                     4,804
    Kilroy Realty Corp.                         1,436                    41,016
    LNR Property Corp.                          1,320                    29,040
    LTC Properties Inc.                         3,945                    14,054
    Macerich Co. (The)                          2,954                    56,680
    Manufactured Home
      Communities Inc.                          1,268                    36,772
    Meristar Hospitality Corp.                  2,369                    46,640
    Mills Corp.                                 1,980                    32,794
    Monmouth Real Estate
      Investment Corp. "A"                      2,500                    12,188
    National Golf Properties Inc.               2,360                    48,528
    National Health Investors Inc.              4,195                    30,938
    Nationwide Health Properties Inc.           2,267                    29,188
    Pacific Gulf Properties Inc.                2,495                    15,282
    Pan Pacific Retail Properties Inc.          2,846                    63,501
    Prentiss Properties Trust                   1,841                    49,592
    Presidential Realty Corp. "B"                 400                     2,525
+   Price Enterprises Inc.                        800                     4,100
    Prime Group Realty Trust                    2,857                    41,069
    PS Business Parks Inc.                      1,157                    32,165

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
    Realty Income Corp.                         1,799           $        44,750
    Reckson Associates Realty Corp.             2,790                    69,927
    Redwood Trust Inc.                          2,417                    42,902
    Regency Realty Corp.                        3,440                    81,485
    RFS Hotel Investors Inc.                    4,113                    53,726
+*  Security Capital Group "B"                  3,373                    67,671
    Shurgard Storage Centers Inc. "A"           1,879                    45,918
    Sl Green Realty Corp.                       2,571                    71,988
    Smith (Charles E) Residential
      Realty Inc.                               1,282                    60,254
    Sovran Self Storage Inc.                    1,479                    29,395
    St. Joe Company (The)                       6,624                   145,728
    Storage USA Inc.                            1,440                    45,720
+   Stratus Properties Inc.                       639                     3,195
    Summit Properties Inc.                      1,437                    37,362
    Sun Communities Inc.                          863                    28,911
    Taubman Centers Inc.                        4,167                    45,577
    Town & Country Trust                        2,581                    49,846
+   Trammell Crow Co.                           1,832                    24,732
    Transcontinental Realty
      Investments Inc.                            838                     7,437
+   United Capital Corp.                          690                    10,091
    United Investors Realty Trust                 624                     2,652
    W.P. Carey & Co. LLC                        2,232                    40,399
                                                                      ---------
                                                                      3,318,975
                                                                      ---------
REAL ESTATE INVESTMENT TRUSTS--3.18%
+   Alexander's Inc.                              723                    48,938
    Alexandria Real Estate Equities Inc.        1,062                    39,493
    AMB Property Corp.                          5,742                   148,215
    American Industrial Properties              3,592                    44,002
    American Land Lease Inc.                    2,793                    27,581
    American Mortgage
      Acceptance Corp.                          2,200                    17,463
    Apartment Investment &
      Management Co. "A"                        4,531                   226,267
    Archstone Communities Trust                 8,411                   216,583
    Arden Realty Inc.                           5,192                   130,449
    AvalonBay Communities Inc.                  3,956                   198,295
    Boston Properties Inc.                      6,142                   267,177
    Camden Property Trust                       2,993                   100,266
    Capital Automotive REIT                     1,600                    22,100
    CarrAmerica Realty Corp.                    4,310                   134,957
    Crescent Real Estate Equities Co.           7,713                   171,614
    Crown American Realty Trust                 1,466                     7,788
    Duke-Weeks Realty Corp.                     8,358                   205,816
    Equity Office Properties Trust             17,710                   577,789
    Equity Residential Properties Trust         7,320                   404,888
    Essex Property Trust Inc.                     944                    51,684
    Federal Realty Investment Trust             1,991                    37,829
    FelCor Lodging Trust Inc.                   3,337                    79,879
    Franchise Finance
      Corporation of America                    3,892                    90,732
    General Growth Properties Inc.              3,506                   126,873
    Great Lakes REIT Inc.                       3,319                    57,668
    Health Care Property Investors Inc.         3,557                   106,265
    Health Care REIT Inc.                       1,454                    23,628
    Highwoods Properties Inc.                   3,759                    93,505
    Hospitality Properties Trust                2,835                    64,142
    Host Marriott Corp.                        14,160                   183,195
    HRPT Properties Trust                       8,685                    65,680
    iStar Financial Inc.                        7,470                   147,066
    Kimco Realty Corp.                          3,682                   162,698
    Koger Equity Inc.                           2,289                    35,623

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
    Kramont Realty Trust                        1,700           $        15,300
    Liberty Property Trust                      4,733                   135,186
    Mack-Cali Realty Corp.                      2,858                    81,632
    Mid-America Apartment
      Communities Inc.                          1,542                    34,791
    Mission West Properties Inc.                2,400                    33,300
    New Plan Excel Realty Trust                 6,847                    89,867
    Parkway Properties Inc.                     1,052                    31,231
+   Pinnacle Holdings Inc.                      2,900                    26,281
    Post Properties Inc.                        2,301                    86,431
    Prologis Trust                              9,975                   221,944
    Public Storage Inc.                         8,094                   196,785
    Rouse Co.                                   4,269                   108,860
    Senior Housing Properties Trust             4,318                    40,211
    Simon Property Group Inc.                  10,418                   250,032
    Spieker Properties Inc.                     3,937                   197,342
    Thornbury Mortgage Inc.                     2,392                    21,678
    United Dominion Realty Trust                8,834                    95,518
    Vornado Realty Trust                        5,568                   213,324
    Washington Real Estate
      Investment Trust                          1,796                    42,431
    Westfield America Inc.                      6,581                    95,013
                                                                      ---------
                                                                      6,333,305
                                                                      ---------
RETAIL--3.33%
+   Abercrombie & Fitch Co. "A"                 7,220                   144,400
+   AC Moore Arts & Crafts Inc.                 1,300                    10,644
+   AG Services of America Inc.                 1,533                    21,079
+*  Amazon.com Inc.                            22,464                   349,596
+   American Eagle Outfitters Inc.              2,570                   108,583
+   Ames Department Stores Inc.                 1,936                     2,783
+   AnnTaylor Stores Corp.                      2,047                    51,047
+*  AutoNation Inc.                            24,098                   144,588
    Baker (J.) Inc.                             3,629                    16,331
+   Barnes & Noble Inc.                         3,968                   105,152
+   Bebe Stores Inc.                            2,424                    51,813
    Big Dog Holdings Inc.                       3,241                    12,154
+   BJ's Wholesale Club Inc.                    4,872                   186,963
    Blair Corp.                                   628                    11,697
    Blockbuster Inc.                            2,900                    24,288
    Bob Evans Farms Inc.                        2,133                    45,460
+   Borders Group Inc.                          4,235                    49,497
+   Brinker International Inc.                  4,133                   174,619
    Brown Shoe Company Inc.                     1,408                    18,304
+   Buckle Inc. (The)                           1,782                    31,296
    Burlington Coat Factory
      Warehouse Corp.                           3,019                    57,172
+   buy.com Inc.                                6,824                     4,478
    Casey's General Store Inc.                  2,654                    39,644
    Cash American Investments Inc.              4,822                    21,096
    Cato Corp. "A"                              2,013                    27,679
    CBRL Group Inc.                             3,936                    71,586
+   CDW Computer Centers Inc.                   5,644                   157,327
+   Charlotte Russe Holding Inc.                2,600                    41,438
+   Charming Shoppes Inc.                       6,277                    37,662
+   Chico's FAS Inc.                            1,716                    35,822
+*  Children's Place Retail Stores Inc.         2,311                    46,798
+   Christopher & Banks Corp.                   1,075                    30,302
    Claire's Stores Inc.                        3,172                    56,898
+   Coldwater Creek Inc.                        1,075                    33,392
+   Cole National Corp.                         2,758                    23,788
+   Copart Inc.                                 3,182                    68,413
+   Cost Plus Inc.                              1,283                    37,688

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   CSK Auto Corp.                              2,542           $         9,850
+   Cyberian Outpost Inc.                       2,009                     2,386
+   Dollar Tree Stores Inc.                     7,369                   180,541
+   Dress Barn Inc.                             1,218                    35,322
+   Drugstore.com Inc.                          7,600                     6,888
+*  Duane Reade Inc.                            1,259                    38,478
+   eBay Inc.                                  16,706                   551,298
+   Egghead.com Inc.                            3,787                     2,249
+   Elder-Beerman Stores Corp.                    779                     2,288
+   Electronics Boutique
      Holdings Corp.                            1,502                    26,285
+   eToys Inc.                                  8,800                     1,650
+   Factory 2-U Stores Inc.                       923                    30,574
    Family Dollar Stores Inc.                  10,604                   227,323
+   Filene's Basement Corp.                       900                         4
+   Footstar Inc.                               1,097                    54,302
    Fred's Inc.                                 1,640                    34,543
+*  FreeMarkets Inc.                            2,371                    45,049
+   Genesco Inc.                                2,099                    51,294
+   Genesis Direct Inc.                         1,193                         1
+   Goody's Family Clothing Inc.                3,491                    15,710
+   Guitar Center Inc.                          1,598                    18,177
    Haverty Furniture Companies Inc.            1,522                    15,030
+   Holiday RV Superstores Inc.                   400                     1,750
+   Hot Topic Inc.                              3,864                    63,515
+   Intertan Inc.                               2,053                    23,866
    Intimate Brands Inc.                       30,350                   455,250
+   Jill (J.) Group Inc. (The)                    954                    14,787
+   Jo-Ann Stores Inc.                          2,502                    16,419
+   JumboSports Inc.                            8,300                        17
+   Kenneth Cole Productions "A"                1,374                    55,304
+*  Krispy Kreme Doughnuts Inc.                   705                    58,515
+*  Lands' End Inc.                             1,852                    46,522
    Lillian Vernon Corporation                  1,236                     8,652
+   Linens `N Things Inc.                       2,442                    67,460
+   Lithia Motors Inc. "A"                      1,725                    21,455
    Lone Star Steakhouse &
      Saloon Inc.                               2,249                    21,647
+   Mazel Stores Inc.                             408                     1,173
+   Men's Wearhouse Inc. (The)                  2,396                    65,291
+   Michaels Stores Inc.                        1,927                    51,066
+*  MP3.com Inc.                                4,900                    17,609
+   MSC Industrial Direct Co. Inc. "A"          2,211                    39,936
+   Neiman-Marcus Group Inc. "A"                2,792                    99,291
+   Neoforma.com Inc.                           6,838                     5,556
+   Network Commerce Inc.                       6,700                     5,025
+   99 Cents Only Stores                        2,006                    54,914
+   NPC International Inc.                      2,293                    24,793
+   Nyer Medical Group Inc.                     1,220                     4,880
+   OfficeMax Inc.                              7,191                    20,674
+   1-800 Contacts Inc.                           774                    22,156
+   O'Reilly Automotive Inc.                    3,404                    91,057
+   Outback Steakhouse Inc.                     4,394                   113,695
+   Pacific Sunwear of California Inc.          1,911                    48,969
+   Pantry Inc. (The)                           2,400                    24,000
+   Payless Shoesource Inc.                     1,204                    85,183
+   PC Connection Inc.                          1,709                    17,731
    Pier 1 Imports Inc.                         6,351                    65,495
+   Priceline.com Inc.                         11,722                    15,385
+*  PurchasePro.com Inc.                        4,200                    73,500
+   Right Start (The) Inc.                      3,600                     4,500
    Ross Stores Inc.                            5,000                    84,375
    Ruby Tuesday Inc.                           2,892                    44,103
+   Ryan's Family Steak Houses Inc.             4,791                    45,215
+   Saks Inc.                                   9,662                    96,620

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   School Specialty Inc.                       2,152           $        43,175
+   7-Eleven Inc.                               5,909                    51,704
+   Shopko Stores Inc.                          1,867                     9,335
+   Smart & Final Inc.                          2,130                    18,105
+   Sonic Automotive Inc.                       2,812                    19,333
    Spiegel Inc. "A"                            7,393                    31,882
+   Stamps.com Inc.                             4,200                    11,681
+   Stein Mart Inc.                             2,429                    28,237
+   Sunglass Hut International Inc.             4,116                    21,095
+   Systemax Inc.                               2,716                     3,395
    Talbots Inc. (The)                          3,808                   173,740
+   TBC Corp.                                     882                     4,024
+   Too Inc.                                    3,300                    41,250
+   Trans World Entertainment Corp.             3,864                    34,535
+   Tuesday Morning Corp.                       3,000                    15,938
+   Tweeter Home Entertainment
      Group Inc.                                2,464                    30,030
+   Ugly Duckling Corp.                         2,819                    11,100
+   Urban Outfitters Inc.                       1,853                    14,708
+   Value City Department Stores Inc.           2,744                    14,406
+   Venator Group Inc.                          6,863                   106,377
+   Ventro Corporation                          2,900                     2,900
+   Webvan Group Inc.                          10,506                     4,925
+   Wet Seal Inc. "A"                           1,108                    22,783
+   Williams-Sonoma Inc.                        3,388                    67,760
+   Wilsons The Leather Experts Inc.            1,298                    18,172
+   Zale Corp.                                  1,704                    49,523
                                                                      ---------
                                                                      6,628,183
                                                                      ---------
SEMICONDUCTORS--1.64%
+   Aetrium Inc.                                1,228                     3,377
+   Alliance Semiconductor Corp.                2,230                    25,227
+   Amkor Technology Inc.                      10,273                   159,392
+   ANADIGICS Inc.                              1,914                    31,342
+   Atmel Corp.                                30,020                   348,983
+   Axcelis Technologies Inc.                   5,870                    52,096
+   AXT Inc.                                    2,592                    85,698
+   Cirrus Logic Inc.                           5,157                    96,694
    Cohu Inc.                                   1,718                    23,945
+   Credence Systems Corp.                      3,342                    76,866
+*  Cree Inc.                                   4,472                   158,896
+   Cypress Semiconductor Corp.                 7,547                   148,582
+   Elantec Semiconductor Inc.                  1,200                    33,300
+   Emcore Corp.                                2,438                   114,586
+   Entegris Inc.                               4,290                    32,108
+   General Semiconductor Inc.                  4,258                    26,613
+   Integrated Device Technology Inc.           6,481                   214,683
+   Integrated Silicon Solution Inc.            2,168                    31,165
+   International Rectifier Corp.               4,005                   120,150
+   Intersil Holding Corp.                      2,693                    61,771
+   Kopin Corp.                                 3,600                    39,825
+   Lam Research Corp.                          7,699                   111,636
+   Lattice Semiconductor Corp.                 6,192                   113,778
+   LTX Corp.                                   3,108                    40,258
+   MEMC Electronics Materials Inc.             4,812                    46,616
+   Microtune Inc.                              2,086                    34,549
+   OmniVision Technologies Inc.                3,101                    10,078
+   Optical Communication
      Products Inc.                             1,736                    19,530
+   Pericom Semiconductor Corp.                 1,688                    31,228
+   Pixelworks Inc.                             2,194                    49,091
+   Rambus Inc.                                 6,132                   221,519
+*  Transmeta Corp.                             7,645                   179,658

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Transwitch Corp.                            5,066          $        198,207
+   TriQuint Semiconductor Inc.                 4,892                   213,719
+   Varian Semiconductor Equipment
      Associates Inc.                           1,730                    41,088
+   Veeco Instruments Inc.                      1,389                    55,734
+   Virage Logic Corp.                          1,566                    23,490
                                                                      ---------
                                                                      3,275,478
                                                                      ---------
SOFTWARE--6.57%
+   Active Voice Corp.                          1,700                    33,575
+   Acxiom Corp.                                5,772                   224,747
+*  Akamai Technologies Inc.                    6,777                   142,741
+   Allscripts Inc.                             1,600                    14,950
+   American Management
      Systems Inc.                              2,578                    51,077
+   Applied Graphics
      Technologies Inc.                         1,090                     3,679
+   Apropos Technology Inc.                     1,800                    12,825
+   Ariba Inc.                                 15,700                   843,875
+   At Home Corp. "A"                          25,907                   143,298
+   Avant! Corp.                                2,717                    49,755
+   AvantGo Inc.                                1,863                    11,644
+   Avid Technology Inc.                        2,096                    38,285
+   BEA Systems Inc.                           15,552                 1,046,844
+   Blue Martini Software Inc.                  4,407                    58,393
+   Cadence Design Systems Inc.                15,871                   436,453
+*  Caminus Corp.                               1,260                    29,295
+*  Centillium Communications Inc.              1,976                    43,966
+   CheckFree Corp.                             4,781                   205,882
+   ChoicePoint Inc.                            3,068                   201,146
+   Chordiant Software Inc.                     3,154                     9,363
+*  CMGI Inc.                                  20,155                   112,742
+   CNET Networks Inc.                          7,635                   122,041
+   Cobalt Group Inc.                           2,600                     2,925
+   Computer Horizons Corp.                     2,694                     6,567
+   Concero Inc.                                  600                     1,800
+   Convera Corp.                               1,004                    17,821
+   Corillian Corp.                             2,647                    31,764
+   Corio Inc.                                  3,664                     7,557
+*  Covad Communications Group Inc.             9,711                    16,084
+   CSG Systems International Inc.              3,198                   150,106
+   Cybear Group                                  655                       246
+*  Cyber-Care Inc.                             5,200                    11,050
+   DataTRAK International Inc.                 1,587                     4,463
+   Digi International Inc.                     2,913                    17,842
+   Digital Impact Inc.                         3,503                     8,210
+*  Digital Island Inc.                         4,600                    18,688
+*  DigitalThink Inc.                           2,290                    39,073
+   DoubleClick Inc.                            7,844                    86,284
+*  DSL.net Inc.                                3,700                     1,966
+   EarthLink Inc.                              8,598                    43,259
+   eBT International Inc.                      2,669                     5,505
+   Ecometry Corp.                              6,000                    10,500
+   Edwards (J.D.) & Co.                        6,865                   122,283
+*  Electronic Arts Inc.                        8,454                   360,352
+   Embarcadero Technologies Inc.               1,500                    67,500
+*  eMerge Interactive Inc. "A"                 2,362                     8,562
+   ePresence Inc.                              2,346                    10,190
+   eShare Communications Inc.                  2,181                     2,726
+   eSPEED Inc. "A"                               800                    12,550
+   Evolve Software Inc.                        2,376                    11,583
+   eXcelon Corp.                               2,332                     3,498
+   EXE Technologies Inc.                       5,300                    68,900
+*  Exodus Communications Inc.                 26,840                   536,800
+   Extensity Inc.                              2,620                    15,761

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   FirePond Inc.                               2,751           $        25,963
+   Fiserv Inc.                                 7,700                   365,269
+   Frontstep Inc.                                341                     1,172
+   Genomica Corp.                              2,500                    13,203
+   Geoworks Corp.                              1,820                     5,346
+   Globix Corp.                                2,108                     5,797
+   GraphOn Corp.                               2,600                     3,575
+   HearMe Inc.                                 7,800                     4,875
+   Homestore.com Inc.                          5,200                   104,650
+   i2 Technologies Inc.                       25,634                 1,393,849
+*  ibasis Inc.                                 2,400                     9,900
+   iBeam Broadcasting Corp.                    8,097                     8,603
+   Identix Inc.                                1,933                    15,174
+   Information Resources Inc.                  6,741                    22,330
+   Informax Inc.                               1,697                    17,606
+   Informix Corp.                             17,525                    52,027
+*  InfoSpace Inc.                             18,565                   164,184
+   Inktomi Corp.                               7,344                   131,274
+   Innoveda Inc.                               2,888                     5,957
+   InteliData Technologies Corp.               3,100                     8,041
+   Interactive Intelligence Inc.               3,300                    79,613
+*  Internet Capital Group Inc.                 1,984                     6,510
+   Internet Pictures Corp.                     3,221                     3,120
    Inter-Tel Inc.                              2,668                    20,510
+   iVillage Inc.                               2,800                     2,975
+   JDA Software Group Inc.                     2,263                    29,560
+   Keane Inc.                                  3,849                    37,528
+   L90 Inc.                                    2,700                    11,644
+   Lante Corp.                                 2,834                     4,428
+   Legato Systems Inc.                         5,682                    42,260
+   LifeMinders Inc.                            2,100                     7,350
+   Lightspan Inc.                              4,460                     6,411
+   Liquid Audio Inc.                           2,300                     5,894
+   Loudeye Technologies Inc.                   3,412                     4,052
+   Macromedia Inc.                             3,289                   199,807
+   Manugistics Group Inc.                      3,558                   202,806
+   Mediaplex Inc.                              1,900                     1,544
+   Mercator Software Inc.                      1,682                     9,041
    National Data Corp.                         1,916                    70,174
+   Net2Phone Inc.                              6,000                    44,250
+*  Netcentives Inc.                            3,900                    14,869
+*  netGuru Inc.                                1,600                     6,300
+   Netpliance Inc.                             3,827                     2,033
+   Network Associates Inc.                     9,017                    37,759
+   Netzee Inc.                                 2,300                       863
+   NetZero Inc.                                6,400                     5,600
+   New Era of Networks Inc.                    2,188                    12,855
+   NorthPoint Communications
      Group Inc.                                8,900                     3,059
+   Numerical Technologies Inc.                 1,548                    27,961
+   Objective Systems Integrator Inc.           4,184                    73,743
+   Openwave Systems Inc.                      10,392                   498,166
+   Optika Inc.                                 2,200                     1,719
+   Opus360 Corp.                               2,786                       871
+   Pegasystems Inc.                            4,283                     9,904
+   Peregrine Systems Inc.                      8,864                   175,064
+   Per-Se Technologies Inc.                        1                         3
+   Pinnacle Systems Inc.                       2,668                    19,677
+*  Pixar Inc.                                  2,588                    77,640
+   PLATO Learning Inc.                         3,600                    54,225
+   Previo Inc.                                 2,300                     7,763
+   Prodigy Communications Corp. "A"            3,738                     5,607
+   Promotions.com. Inc.                        2,000                       688

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+*  PSINET Inc.                                12,580           $         9,042
+   RadiSys Corp.                                 963                    24,918
+   Rational Software Corp.                    11,576                   450,741
+   Razorfish Inc. "A"                          5,150                     8,369
+   RealNetworks Inc.                          10,088                    87,640
+   Remedy Corp.                                3,373                    55,865
+*  Resonate Inc.                               1,960                    18,620
    Reynolds & Reynolds Co. "A"                 4,877                    98,759
+   Rhythms Netconnections Inc.                 5,200                     5,850
+*  Saba Software Inc.                          3,033                    47,770
+   Seachange International Inc.                1,209                    24,558
+   SeeBeyond Technology Corp.                  5,000                    51,250
+   SignalSoft Corp.                            2,244                    22,019
+   Simione Central Holdings Inc.                  56                       182
+   SkillSoft Corp.                             3,159                    59,231
+   SpeechWorks International Inc.              2,100                   103,031
+   Structural Dynamics
      Research Corp.                            3,927                    39,270
+   Support.com Inc.                            2,388                    48,357
+   Sybase Inc.                                 6,256                   123,947
+   Symantec Corp.                              5,037                   168,110
+   Synplicity Inc.                             2,100                    30,450
+   SynQuest Inc.                               2,475                    18,253
+   Talarian Corp.                              1,566                     5,481
+   TeleCommunication Systems Inc.              1,100                     3,713
+   3Dfx Interactive Inc.                       3,954                       989
+   TIBCO Software Inc.                        12,400                   594,425
*   Total System Services Inc.                 13,681                   306,112
+   TriZetto Group Inc. (The)                   3,100                    51,731
+   Ulticom Inc.                                2,644                    90,061
+   United Leisure Corp.                        1,400                     2,975
+*  USinternetworking Inc.                      5,625                    28,125
+   Value

Click Inc.                                      3,120                    15,405
+   VIA NET.WORKS Inc.                          4,395                    16,756
+   Vicinity Corp.                              2,374                     7,048
+   Viewpoint Corp.                             2,281                    12,403
+   Vignette Corp.                             14,744                   265,392
+   V-One Corp.                                 2,900                     1,813
+*  webMethods Inc.                             2,956                   262,899
+   Wind River Systems Inc.                     4,998                   170,557
+   Witness Systems Inc.                        1,800                    24,300
+   Worldwide Xceed Group Inc.                  1,508                       189
+   ZipLink Inc.                                2,400                       975
+*  ZixIt Corp.                                   849                     7,429
                                                                     ----------
                                                                     13,088,642
                                                                     ----------
TELECOMMUNICATION EQUIPMENT--2.40%
+   ADTRAN Inc.                                 2,418                    51,383
+   Advanced Fibre
      Communications Inc.                       5,085                    91,848
+   Advanced Switching
      Communications Inc.                       3,413                    16,638
+   AltiGen Communications Inc.                 4,300                     4,838
+*  American Tower Corp.                       10,671                   404,164
+   ANTEC Corp.                                 2,793                    22,082
+*  Avanex Corp.                                3,946                   235,034
+   Ciena Corp.                                18,038                 1,467,842
+   Commscope Inc.                              3,405                    56,395
+*  Corvis Corp.                               22,585                   537,805
+*  Cosine Communications Inc.                  6,899                    95,724
+   DMC Stratex Networks Inc.                   4,160                    62,400
+   Endwave Corp.                               2,600                     8,125
+   Glenayre Technologies Inc.                  4,286                    15,135
+*  Handspring Inc.                               820                    31,929

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Harmonic Inc.                               3,553           $        20,208
    Harris Corp.                                4,200                   128,625
+   Integrated Telecom Express Inc.             2,206                    10,547
+   Ixia                                        2,956                    67,619
+   NEON Communications Inc.                      892                     5,798
+   Netergy Networks Inc.                       2,583                     4,843
+   Network Engines Inc.                        2,444                    10,234
+*  New Focus Inc.                                470                    16,333
+   Nx Networks Inc.                            4,600                     2,875
+*  Oplink Communications Inc.                  9,617                   172,505
+   Peco II Inc.                                1,308                    33,845
+*  RF Micro Devices Inc.                      10,152                   278,546
+   SBA Communications Corp.                    2,200                    90,338
+*  Sonus Networks Inc.                         1,074                    27,119
+   Spectrasite Holdings Inc.                   8,500                   112,625
+   Sycamore Networks Inc.                     17,300                   644,425
+   Telaxis Communications Corp.                1,737                     3,148
+*  Williams Communications
      Group Inc.                                4,300                    50,525
                                                                      ---------
                                                                      4,781,500
                                                                      ---------
TELECOMMUNICATIONS--7.28%
+   ACTV Inc.                                   2,567                    10,910
+   Adaptive Broadband Corp.                    2,644                    16,195
+   Adelphia Business Solutions Inc.            2,525                    10,731
+   Advanced Radio Telecom Corp.                2,885                     2,975
+*  Aether Systems Inc.                         2,500                    97,813
+   AirGate PCS Inc.                            1,100                    39,050
+*  Airnet Communications Corp.                 2,639                    17,813
+   Alamosa PCS Holdings Inc.                   3,936                    31,488
+   Alaska Communications
      Systems Group                             5,700                    41,325
+   Allegiance Telecom Inc.                     7,328                   163,163
+   Allen Telecom Inc.                          2,811                    50,422
+   Allied Riser Communications Corp.           3,800                     7,719
+   American Access Technologies Inc.           2,800                     3,325
+   Anaren Microwave Inc.                       1,506                   101,184
+   Anixter International Inc.                  1,873                    40,504
+   Applied Digital Solutions Inc.              3,900                     2,681
    Applied Signal Technology Inc.              2,475                    12,607
+   Arch Wireless Inc.                          5,166                     3,229
+   Arguss Communications Inc.                  1,271                    11,598
+   Aspect Communications Corp.                 3,988                    32,091
+   At Comm Corporation                           800                    16,000
+   Audiovox Corp. "A"                          1,336                    12,024
+   Avocent Corporation                         3,047                    82,269
+   Aware Inc.                                  2,327                    41,304
+   Bogen Communications
      International Inc.                        1,000                     4,250
+   Boston Communications
      Group Inc.                                1,300                    36,238
+   Broadwing Inc.                             13,326                   303,999
+   Carrier Access Corp.                        1,356                    12,204
+   Catapult Communications Corp.               1,500                    25,125
+   C-COR.net Corp.                             2,770                    26,921
+   Celeritek Inc.                              1,200                    45,750
+   Cellular Technical Services Co. Inc.        1,000                     2,813
+   Centennial Cellular Corp. "A"               6,072                   113,850
+*  Choice One Communications Inc.              3,057                    28,468
+   Citizen Communications Co.                 18,157                   238,311
+   Com21 Inc.                                  5,130                    24,047
+   Commonwealth Telephone
      Enterprises Inc.                          1,623                    56,805

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Comtech Telecommunications Corp.            1,200           $        18,675
    Conestoga Enterprises Inc.                  1,057                    18,225
+   Convergent Communications Inc.              4,100                     2,434
+   Copper Mountain Networks Inc.               3,100                    18,309
+   Cosair Communications Inc.                  1,759                    12,533
+   Cox Communications Inc. "A"                35,901                 1,671,640
+   Crown Castle International Corp.           12,909                   349,350
    CT Communications Inc.                      1,200                    16,875
+   CTC Communications Group Inc.               1,938                     8,963
+   Cypress Communications Inc.                 6,782                     6,146
    D&E Communications Inc.                       973                    20,555
+   Data Critical Corp.                         2,300                     5,678
+   Data Race Inc.                              3,209                     2,407
+   Davox Corp.                                 1,762                    17,180
+   Deltathree Inc.                             2,063                     2,450
+   Digital Lightware Inc.                      1,977                    62,646
+   Ditech Communications Corp.                 1,800                    28,913
+   Dobson Communications
      Corp. "A"                                 6,625                    96,891
+   e.spire Communications Inc.                 7,893                     3,947
+   Echostar Communications Corp.              14,756                   335,699
+*  Efficient Networks Inc.                     4,100                    54,838
+   EMS Technologies Inc.                       1,920                    22,320
+   Emulex Corp.                                4,608                   368,352
+*  Finisar Corp.                              11,000                   319,000
+   Focal Communications Corp.                  4,200                    29,400
+   General Communication Inc. "A"              5,033                    35,231
+   General DataComm Industries Inc.            3,900                     4,144
+   General Motors H                           47,743                 1,098,089
+   Gentner Communications Corp.                1,500                    17,625
+   Global Telesystems Inc.                    13,672                    11,109
+*  GoAmerica Inc.                              3,846                    20,672
    Hickory Tech Corp.                          1,303                    26,712
+   High Speed Access Corp.                     8,400                     8,925
+   Hungarian Telephone and
      Cable Corp.                               1,300                     7,475
+*  ICG Communications Inc.                     3,058                       367
+   IDT Corp.                                   3,739                    76,182
+   I-Link Inc.                                 2,839                     2,218
+   Illuminet Holdings Inc.                     1,800                    41,288
+   Inet Technologies Inc.                      3,100                   125,550
+   Infonet Services Corp. "B"                 19,395                    96,975
+   InterDigital Communications
      Corp.                                     3,187                    17,230
+   Interspeed Inc.                             2,000                       563
+   InterVoice-Brite Inc.                       2,790                    20,228
+   ITC DeltaCom Inc.                           3,294                    17,757
+   LCC International Inc. "A"                  2,000                    21,750
+   Leap Wireless International Inc.            1,855                    46,375
+   Level 3 Communications Inc.                23,341                   765,877
+   Lexent Inc.                                 2,535                    43,412
+   Liberty Satellite &
      Technology Inc. "A"                       3,100                     9,784
+   Lightbridge Inc.                            1,890                    24,806
+   Lightpath Technologies Inc. "A"             3,100                    43,013
+   Loral Space &
      Communications Ltd.                      17,697                    56,409
+   MarketWatch.com Inc.                        2,525                     7,575
+   Mastec Inc.                                 3,042                    60,840
+   MCK Communications Inc.                     1,300                    10,969
+*  McLeodUSA Inc. "A"                         38,554                   544,575
+   MessageMedia Inc.                           2,357                     1,031
+*  Metricom Inc.                               2,287                    23,013
+   Metro One
      Telecommunications Inc.                   1,410                    35,250

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Metrocall Inc.                              7,310           $         3,427
+*  Metromedia Fiber
      Network Inc. "A"                         29,822                   301,948
+   Motient Corp.                               3,084                    12,336
+   Mpower Communications Corp.                 5,148                    26,384
+*  MRV Communications Inc.                     4,164                    55,694
+   Natural Microsystems Corp.                  1,980                    19,553
+   Netro Corp.                                 3,300                    22,894
+   Network Access Solutions Corp.              4,600                     2,875
+*  Network Plus Corp.                          3,300                     8,250
    Newport Corp.                               2,005                   157,612
+*  Next Level Communications Inc.              5,200                    59,150
+   Nextel Partners Inc. "A"                   11,000                   184,938
    NTELOS Inc.                                 1,582                    27,883
+*  NTL Inc.                                   17,378                   415,986
+*  Nucentrix Broadband
      Networks Inc.                             1,300                    14,625
+   NumereX Corp. "A"                           2,000                    16,500
+*  Optical Cable Corp.                         3,152                    28,560
+   Pac-West Telecomm Inc.                      2,800                     9,625
+   PanAmSat Corp.                              1,154                    40,029
+   P-Com Inc.                                  4,105                    12,572
+   Plantronics Inc.                            3,720                   174,840
+*  Pliant Systems Inc.                         2,200                     2,544
+   Powertel Inc.                               2,117                   131,122
+   Powerwave Technologies Inc.                 3,813                   223,061
+   Price Communications Corp.                  3,564                    59,920
+   Primus Telecommunications
      Group Inc.                                2,354                     5,444
+   Proxim Inc.                                 1,396                    60,028
+   PTEK Holdings Inc.                          4,348                     6,250
+   RCN Corp.                                   5,617                    35,457
+   Rural Cellular Corp. "A"                    1,086                    32,173
+   Savvis Communications Corp.                 6,224                     5,446
+*  SDL Inc.                                    5,594                   828,961
+   Sirius Satellite Radio Inc.                 3,037                    90,920
+   Somera Communications Inc.                  5,500                    47,781
+   Spectralink Corp.                           2,266                    32,715
+   STAR Telecommunications Inc.                4,590                     4,590
+   Startec Global
      Communications Corp.                      3,401                    13,179
+   STM Wireless Inc. "A"                       1,900                     5,581
+*  Superior Telecom Inc.                       4,027                     7,802
+   Talk.com Inc.                               8,388                    12,058
+   Tekelec                                     3,821                   114,630
+   TeleCorp PCS Inc.                          11,015                   246,461
+*  Teligent Inc. "A"                           3,365                     6,520
+   Telocity Inc.                               6,837                    13,674
+   Telular Corp.                               2,600                    13,163
+*  Terayon Communications
      Systems Inc.                              3,868                    15,714
+   Tessco Technologies Inc.                      762                    13,716
+   Time Warner Telecom Inc. "A"                2,500                   158,594
+   Tollgrade Communications Inc.                 928                    33,872
+   Triton PCS Holdings Inc. "A"                3,700                   125,569
+   Tut Systems Inc.                            2,700                    22,275
+*  U.S. Wireless Corp.                         1,400                     6,125
+*  United States Cellular Corp.                5,709                   343,967
+   Ursus Telecom Corp.                         3,900                     1,463
+   US LEC Corp. "A"                            1,881                     9,052
+   VerticalNet Inc.                            5,400                    35,944
+   Viasat Inc.                                 1,314                    17,246
+*  Viatel Inc.                                 3,759                    13,979

                                               SHARES                     VALUE
-------------------------------------------------------------------------------
+   Vixel Corp.                                 3,900           $         7,313
+   Voicestream Wireless Corp.                 10,105                 1,016,816
+   VTEL Corp.                                  2,700                     2,363
+*  WebEx Communications Inc.                   2,500                    52,188
+   WebLink Wireless Inc.                       5,172                    17,779
+   West Teleservices Corp.                     4,233                   119,053
+   Westell Technologies Inc.                   3,058                     9,365
+   Western Wireless Corp. "A"                  4,526                   177,363
+   Winstar Communications Inc.                 6,499                    75,957
+*  World Access Inc.                           3,390                     8,157
+   WorldGate Communications Inc.               1,700                     6,481
+   XETA Corp.                                  1,300                    13,000
+   Zoom Telephonics Inc.                       2,200                     7,288
+*  Z-Tel Technologies Inc.                     3,200                    16,600
                                                                     ----------
                                                                     14,506,046
                                                                     ----------
TELEPHONE--0.34%
+   Covista Communications Inc.                 1,984                     2,728
+*  Intermedia Communications Inc.              3,374                    24,251
    Telephone & Data Systems Inc.               3,836                   345,240
+*  XO Communications Inc. "A"                 17,244                   307,159
                                                                        -------
                                                                        679,378
                                                                        -------
TEXTILES--0.77%
*   Cintas Corp.                               10,495                   558,203
+   Coach Inc.                                  2,700                    77,625
+   Columbia Sportswear Co.                     1,629                    81,043
+   Cone Mills Corp.                            3,737                     9,576
    Culp Inc.                                     581                     1,162
+*  Cutter & Buck Inc.                          2,304                    17,568
+   Dan River Inc. "A"                          1,800                     3,996
    G&K Services Inc. "A"                       2,016                    56,700
+   Gerber Childrenswear Inc.                   1,474                     6,725
+   Guess ? Inc.                                2,319                    12,320
    Guilford Mills Inc.                         2,139                     3,476
+   Hallwood Group Inc.                           600                     2,325
    Kellwood Co.                                2,167                    45,778
+   Mohawk Industries Inc.                      3,065                    83,904
+   Nautica Enterprises Inc.                    2,466                    37,568
    Oxford Industries Inc.                      1,514                    23,089
+   Polo Ralph Lauren Corp.                     2,206                    49,221
+   Quaker Fabric Corp.                         5,100                    20,400
+   Quiksilver Inc.                             1,669                    32,337
    Shaw Industries Inc.                        7,495                   141,937
+   Sirena Apparel Group Inc. (The)               300                         1
+   Starter Corp.                               3,200                         3
+   Tag-It Pacific Inc.                           500                     2,031
+   Tarrant Apparel Group                       2,213                     8,022
+   Timberland Co. "A"                          2,452                   163,978
    Westpoint Stevens Inc.                      3,330                    24,942
    Wolverine World Wide Inc.                   4,159                    63,425
                                                                      ---------
                                                                      1,527,355
                                                                      ---------
TOBACCO--0.19%
    R.J. Reynolds Tobacco
      Holdings Inc.                             6,300                   307,125
    Universal Corporation                       1,306                    45,710
*   Vector Group Ltd.                           1,642                    25,964
                                                                        -------
                                                                        378,799
                                                                        -------
TOYS/GAMES/HOBBIES--0.07%
+*  Action Performance
      Companies Inc.                            1,745                     4,144
+   Boyds Collection Ltd. (The)                 5,400                    50,288
+   Department 56 Inc.                          1,308                    15,042
+   Fotoball USA Inc.                           2,400                     2,700
+   Jakks Pacific Inc.                          1,528                    13,943

DECEMBER 31, 2000

-------------------------------------------------------------------------------
EXTENDED INDEX
MASTER PORTFOLIO                               SHARES                     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
+   Marvel Enterprises Inc.                     3,233           $         4,647
+   Media Arts Group Inc.                       2,281                     9,837
+   Topps Co. (The)                             4,511                    41,445
                                                                        -------
                                                                        142,046
                                                                        -------
TRANSPORTATION--1.06%
+   ABC Rail Products Corp.                     1,831                    11,100
    Airborne Inc.                               2,660                    25,935
+   Airnet Systems Inc.                         5,219                    19,897
    Alexander & Baldwin Inc.                    1,900                    49,875
+   Allied Holdings Inc.                          490                     1,348
+   American Freightways Corp.                  2,215                    61,882
+   Arkansas Best Corp.                         1,023                    18,734
    Arnold Industries Inc.                      2,724                    49,032
+   Atlas Air Inc.                              2,404                    78,431
+   Avis Group Holdings Inc.                    2,100                    68,381
+   Budget Group Inc.                           1,609                     3,419
    CH Robinson Worldwide Inc.                  5,686                   178,754
    CNF Transportation Inc.                     3,238                   109,485
+   Consolidated Freightways Corp.              1,266                     5,301
+   Dollar Thrifty Automotive
      Group Inc.                                1,679                    31,481
+   EGL Inc.                                    3,073                    73,560
    Expeditors International
      Washington Inc.                           3,404                   182,752
    Florida East Coast Industries Inc.          2,523                    90,513
+   Forward Air Corp.                             993                    37,051
+   Fritz Companies Inc.                        3,622                    21,958
+   Heartland Express Inc.                      2,142                    48,864
    Hunt (J.B.) Transport Services Inc.         2,492                    41,897
+   Hvide Marine Inc. "A"                           5                         1
+   Kirby Corp.                                 2,435                    51,135
+   Landair Corp.                               2,000                     7,500
+   Landstar System Inc.                          564                    31,267
+   M.S. Carriers Inc.                          1,048                    34,322
    Maritrans Inc.                                540                     4,455
+   Motor Cargo Industries Inc.                   400                     2,700
+*  Offshore Logistics Inc.                     1,491                    32,126
    Overseas Shipholding Group Inc.             1,746                    40,049
+   Petroleum Helicopters NV                    1,345                    16,791
    Roadway Express Inc.                        1,765                    37,396
+   Simon Transportation Services Inc.            500                     2,656
+   Swift Transportation Co. Inc.               4,041                    80,062
    United Parcel Service Inc.                  5,900                   346,994
    US Freightways Corp.                        1,375                    41,357
+   USA Truck Inc.                                547                     3,009
    Werner Enterprises Inc.                     3,022                    51,374
+   Wisconsin Central
      Transportation Corp.                      4,587                    69,092
+   Yellow Corporation                          2,448                    49,840
                                                                      ---------
                                                                      2,111,776
                                                                      ---------
TRUCKING & LEASING--0.14%
+   AMERCO                                      1,611                    31,616
    GATX Corporation                            2,804                   139,850
+   International Aircraft Investors            1,400                     7,613
    Rollins Truck Leasing Corp.                 5,430                    43,440
+   Willis Lease Finance Corp.                  2,468                    24,680
+   Xtra Corp.                                    687                    32,976
                                                                        -------
                                                                        280,175
                                                                        -------
                                               SHARES                     VALUE
-------------------------------------------------------------------------------
WATER--0.19%
    American Water Works Inc.                   5,709           $       167,702
+   Azurix Corp.                                9,800                    80,238
    California Water Service Group              1,464                    39,528
    Connecticut Water Service Inc.                667                    20,427
    Philadelphia Suburban Corp.                 2,765                    67,743
                                                                        -------
                                                                        375,638
                                                                        -------
TOTAL COMMON STOCKS
   (Cost: $213,671,880)                                             194,224,255
                                                                    -----------
-------------------------------------------------------------------------------
                                           FACE AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS--9.29%
-------------------------------------------------------------------------------
+++ Federal Home Loan Mortgage
         Corporation Discount Note
         6.51%, 01/16/01                    4,822,099                 4,822,099
+++ Goldman Sachs Financial Square
         Prime Obligation Fund              2,249,721                 2,249,721
+++ Providian Temp Cash Money
         Market Fund                        5,580,289                 5,580,289
+++ Short Term Investment
      Company Liquid Assets
         Portfolio                          4,784,038                 4,784,038
++    U.S. Treasury Bill
         5.70%**, 03/22/01                  1,100,000                 1,086,265
                                                                     ----------
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $18,521,965)                                               18,522,412
                                                                     ----------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.25%
-------------------------------------------------------------------------------

Investors Bank & Trust Tri Party
    Repurchase Agreement,
    dated 12/29/00, due 01/02/01,
    with a maturity value of
    $2,488,755 and an effective
    yield of 5.73%.                         2,487,172                 2,487,172
                                                                   ------------
TOTAL REPURCHASE AGREEMENT
   (Cost: $2,487,172)                                                 2,487,172
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES--108.02%
   (Cost $234,681,017)                                              215,233,839
                                                                   ------------
Other Assets, Less Liabilities--(8.02%)                             (15,982,657)
                                                                   ------------
NET ASSETS--100.00%                                                $199,251,182
                                                                   ============

NOTES TO THE SCHEDULE OF INVESTMENTS:
     *  Denotes all or part of security on loan. See Note 4.
    **  Yield to Maturity.
     + Non-income earning securities.

    ++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts.
        See Note 1.

   +++ Represents investment of collateral received from securities lending transactions. See Note 4.

The accompanying notes are an integral part ofthese financial statements.

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DECEMBER 31, 2000

-------------------------------------------------------------------------------
INTERNATIONAL INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--98.28%
-------------------------------------------------------------------------------
AUSTRALIA--2.50%
    AMP Ltd.                                           12,957    $      145,661
    Austrailian Gas & Light Co.                         6,243            44,162
    Brambles Industries Ltd.                            2,560            59,776
    Broken Hill Proprietary Co.
      Ltd.                                             21,463           226,190
    Coca-Cola Amatil Ltd.                              18,227            47,445
    Coles Myer Ltd.                                    12,286            47,649
    Commonwealth Bank of
      Australia                                        13,199           226,773
    Computershare Ltd.                                  5,287            25,360
    CSL Ltd.                                            2,340            50,814
    CSR Ltd.                                           21,927            57,039
    Foster's Brewing Group Ltd                         26,796            70,315
    Gandel Retail Trust                               131,887            82,707
    General Property                                   30,115            46,326
    Lend Lease Corp. Ltd.                               4,971            46,263
    National Australia Bank Ltd.                       16,552           265,112
    News Corp. Ltd.                                    23,452           182,534
  + OneSteel Ltd.                                       2,898             1,531
    Orica Ltd.                                         20,650            66,127
    QBE Insurance Group Ltd.                            8,426            46,330
    Rio Tinto Ltd.                                      4,817            78,833
    Santos Ltd.                                        18,130            60,677
    Southcorp Ltd.                                     15,047            40,940
    TABCORP Holdings Ltd.                               8,666            52,871
    Telstra Corp Ltd.                                  90,012           321,424
    Wesfarmers Ltd.                                     5,506            49,534
    Westfield Trust                                    24,939            47,085
    Westpac Banking Corp. Ltd.                         18,543           136,017
    WMC Ltd.                                           16,164            68,809
    Woolworths Ltd.                                    10,431            48,829
                                                                 --------------
                                                                      2,643,133
                                                                 --------------
AUSTRIA--0.22%
    Bank Austria AG                                     1,747            95,981
    Oesterreichische
      Elektrizitaetswirtschafts
      AG "A"                                              534            54,070
    OMV AG                                              1,056            81,679
                                                                 --------------
                                                                        231,730
                                                                 --------------
BELGIUM--0.94%
    AGFA Gevaert NV                                     1,922            45,752
    Colruyt NV                                            984            43,360
    Delhaize "Le Lion" SA                               1,256            59,644
  + Dolmen Computer
      Applications NV                                      64               960
    Electrabel SA                                         589           132,974
    Fortis "B"                                          7,576           245,759
    Groupe Bruxelles Lambert SA                           355            84,206
  + Interbrew                                           1,895            65,949
    KBC Bankverzekerings
      Holding NV                                        3,450           149,210
  + PetroFina SA                                            1               563
    Solvay SA                                           1,512            84,204
    UCB SA                                              2,324            86,022
                                                                 --------------
                                                                        998,603
                                                                 --------------
DENMARK--0.85%
    A/S Dampskibsselskabet
      Svendborg "B"                                        10           116,900
    D/S 1912 "B"                                           14           121,425
    Danske Bank A/S                                     8,500           152,787
    Group 4 Falck A/S                                     300    $       39,972
  + ISS A/S                                               600            40,802
    Novo Nordisk A/S "B"                                  938           168,016
  + Novozymes A/S "B"                                   1,438            28,740
    Tele Danmark A/S                                    2,600           105,889
    Vestas Wind Systems A/S 144A                        1,290            69,725
    William Demant Holding                              1,200            55,056
                                                                 --------------
                                                                        899,312
                                                                 --------------
FINLAND--2.71%
    Nokia OYJ                                          55,024         2,450,417
    Pohjola Group Insurance
      Corp. "B"                                           623            27,452
    Sampo-Leonia Insurance "A"                            800            43,127
    Sonera Group OYJ                                    9,060           163,938
  + Stonesoft OYJ                                       1,200            17,292
    Tietoenator OYJ                                     1,471            41,788
    UPM-Kymmene OYJ                                     3,600           123,363
                                                                 --------------
                                                                      2,867,377
                                                                 --------------
FRANCE--11.37%
    Accor SA                                            2,802           118,216
    Air Liquide                                         1,127           167,897
    Alcatel SA "A"                                     14,093           799,380
    Aventis SA                                          8,975           786,757
    AXA UAP                                             4,484           647,412
    BNP Parisbas SA                                     5,163           452,593
    Bouygues SA                                         4,039           182,711
    Cap Gemini SA                                       1,465           235,969
    Carrefour Supermarche SA                            8,036           504,035
    Compagnie de Saint Gobain                           1,050           164,695
    Compagnie Generale des
      Etablissements Michelin "B"                       2,102            75,972
    Dassault Systemes SA                                1,378            94,312
    Essilor International SA                              211            68,744
    Etablissements Economiques du
      Casino Guichard-Perrachon SA                      1,095           110,259
    France Telecom SA                                  11,925         1,028,027
    Groupe Danone                                       1,735           261,240
    Lafarge SA                                          1,388           116,208
    Lagardere S.C.A.                                    1,738           100,701
    L'Oreal SA                                          7,815           668,951
    LVMH                                                5,607           370,608
    Pechiney SA "A"                                     1,247            56,925
    Pernod Ricard                                         995            68,565
    Pinault-Printemps-Redoute SA                        1,357           291,219
    PSA Peugeot Citroen                                   610           138,573
    Publicis Groupe                                     1,884            63,571
    Sagem SA                                              517            69,023
    Sanofi-Synthelabo SA                                8,548           569,006
    Schneider SA                                        1,934           140,887
    Societe EuroFrance SA                                  73            52,973
    Societe Generale "A"                                5,012           311,074
    Sodexho Alliance SA                                   429            79,356
    STMicroelectronics NV                              10,358           451,568
  + Suez Lyonnaise - Strip VVPR                           275                 3
    Suez Lyonnaise des Eaux SA                          1,921           350,301
    Thales/Ex Thomson CSF                               2,169           103,812
    Total SA "B"                                        8,655         1,285,336
    Union Du Credit Bail Immobil                          337            53,617
    Usinor SA                                           3,368            44,397
    Valeo SA                                            1,268            56,540
    Vinci SA                                            1,219            74,858
  * Vivendi Universal SA                               12,461           818,964
                                                                 --------------
                                                                     12,035,255
                                                                 --------------

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DECEMBER 31, 2000

-------------------------------------------------------------------------------
INTERNATIONAL INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
GERMANY--8.39%
    Adidas AG                                             700    $       43,315
    Allianz AG                                          2,749         1,027,322
    BASF AG                                             7,300           329,681
    Bayer AG                                            8,450           442,619
    Bayerische Hypo-und
      Vereinsbank AG                                    5,000           282,672
    Beiersdorf AG                                       1,094           114,363
    Continental AG                                      2,728            43,736
    DaimlerChrysler AG                                 11,996           503,184
    Deutsche Bank AG                                    7,088           594,826
    Deutsche Lufthansa AG                               4,828           124,252
    Deutsche Telekom AG                                35,499         1,068,353
    Dresdner Bank AG                                    6,150           267,828
  + EM TV & Merchandising AG                              678             3,750
  + Epcos AG                                              800            69,379
    Fresenius Medical Care AG                           1,187            96,820
    Gehe AG                                             1,500            56,562
    Heidelberger Zement AG                              1,110            50,993
    Karstadtquelle AG                                   1,818            56,077
    Linde AG                                            1,762            85,406
    MAN AG                                              1,748            44,412
    Merck KGaA                                          2,473           108,972
    Metro AG                                            3,981           185,873
    Muenchener
      Rueckversicherungs-
      Gesellschaft AG "Reg"                             2,073           740,606
    Preussag AG                                         2,615            94,390
    RWE AG                                              5,998           268,800
    SAP AG                                              2,173           249,141
    Schering AG                                         2,667           151,277
  * Siemens AG                                          6,866           896,060
    Thyssen Krupp AG                                    6,905           106,818
    Veba AG                                             8,576           521,019
    Volkswagen AG                                       3,821           199,502
    WCM Beteiligungs &
      Grundbesi AG                                      3,687            54,617
                                                                 --------------
                                                                      8,882,625
                                                                 --------------
HONG KONG--2.09%
    Bank of East Asia Ltd.                             23,000            59,418
    Cathay Pacific Airways Ltd.                        42,000            77,540
    CLP Holdings Ltd.                                  23,500           117,202
    Esprit Holdings Ltd.                               16,000            13,642
    Hang Seng Bank Ltd                                 22,000           296,162
    Henderson Land Development
      Co. Ltd.                                         18,000            91,618
    Hong Kong & China
      Gas Co. Ltd.                                     60,060            88,168
    Hutchison Whampoa Ltd.                             48,700           607,206
    Johnson Electric Holdings Ltd.                     45,500            70,002
    Li & Fung Ltd.                                     34,000            61,900
    New World Development
      Co Ltd                                           36,000            43,618
  + Pacific Century Cyberworks
      Ltd.                                            169,591           109,810
    Shangri-La Asia Ltd.                               40,000            43,336
    Sun Hung Kai Properties Ltd.                       28,000           279,110
    Swire Pacific Ltd. "A"                             19,500           140,628
    Television Broadcasts Ltd.                          6,000            31,539
    Wharf Holdings Ltd.                                32,000            77,744
                                                                 --------------
                                                                      2,208,643
                                                                 --------------
IRELAND--0.31%
    Allied Irish Banks PLC                              8,668    $      100,771
    CRH PLC                                             3,725            69,219
    Eircom PLC                                         17,419            44,911
    Irish Life & Permanent PLC                          5,332            64,979
    Kerry Group PLC "A"                                 3,985            48,214
                                                                 --------------
                                                                        328,094
                                                                 --------------
ITALY--4.71%
  + Alitalia SpA                                       17,000            30,522
    Arnoldo Mondadori Editore
      SpA                                               4,200            38,983
  * Assicurazioni Generali SpA                         14,094           558,945
    Autogrill SpA                                       4,000            49,128
    Autostrade SpA                                     15,000            99,146
    Banca di Roma SpA                                  81,974            88,843
  * Banca Intesa SpA                                   60,043           288,224
    Benetton Group SpA                                 35,233            73,334
    Beni Stabili SpA                                    6,022             2,902
    Bipop Carire SpA                                   20,250           131,949
  * Bulgari SpA                                         4,250            52,198
    Enel SpA                                           69,814           270,983
  * ENI SpA                                            95,554           609,185
    Fiat SpA                                            5,381           132,481
    Gruppo Editoriale L'Espresso                        4,800            41,492
  + Italgas SpA                                         7,750            78,400
    Mediaset SpA                                       14,390           171,476
    Mediobanca Banca SpA                                8,661            98,091
    Parmalat Finanziaria SpA                           32,500            52,562
    Pirelli SpA                                        26,078            92,663
    Riunione Adriatica di Sicurta
      SpA                                               9,100           141,712
  * San Paolo - IMI SpA                                16,843           271,924
  * Telecom Italia Mobile SpA                          95,849           763,840
  * Telecom Italia SpA                                 10,464            62,787
  * Telecom Italia SpA "A"                             42,885           473,635
  * Unicredito Italiano SpA                            59,634           311,421
                                                                 --------------
                                                                      4,986,826
                                                                 --------------
JAPAN--22.40%
    Acom Co. Ltd.                                       1,800           132,686
    Advantest Corp.                                     1,200           112,277
    Ajinomoto Co. Inc.                                  8,000           103,882
    Alps Electric Co Ltd                                2,000            30,465
    Amada Co. Ltd.                                      5,000            37,164
    Asahi Bank Ltd. (The)                              36,000           122,454
    Asahi Breweries Ltd.                                7,000            71,310
    Asahi Glass Co. Ltd.                               14,000           115,443
    Asahi Kasei Corp.                                  18,000           103,568
    Bank of Fukuoka Ltd.                               11,000            46,939
    Bank of Tokyo-Mitsubishi Ltd.                      55,000           546,827
    Bank of Yokohama Ltd.                              16,000            72,613
    Benesse Corporation                                 1,500            55,614
    Bridgestone Corp.                                  11,000           100,035
    Canon Inc.                                         10,000           349,773
    Casio Computer Co. Ltd.                             6,000            50,630
    Central Japan Railway Co.                              22           135,240
    Chugai Pharmaceutical Co. Ltd.                      4,000            66,457
    Chuo Mitsui Trust & Banking
      Co. Ltd.                                         13,000            40,014
    Citizen Watch Co. Ltd.                              5,000            36,420
    Credit Saison Co Ltd                                2,200            47,036
    CSK Corp.                                           1,100            15,986
    Dai Nippon Printing Co. Ltd.                        9,000           133,867
    Daiichi Pharmaceutical Co. Ltd.                     4,000           118,923

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DECEMBER 31, 2000

-------------------------------------------------------------------------------
INTERNATIONAL INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
    Daikin Industries Ltd.                              4,000    $       76,950
    Dainippon Ink & Chemical Inc.                      14,000            41,623
    Daito Trust Construction
      Co. Ltd.                                          2,500            44,815
    Daiwa Bank Ltd. (The)                              29,000            47,421
    Daiwa House Industry Co. Ltd.                       9,000            55,877
    Daiwa Securities Group Inc.                        16,000           166,912
    Denso Corp.                                        10,000           215,985
    East Japan Railway Co.                                 44           257,782
    Ebara Corporation                                   5,000            54,259
    Eisai Co. Ltd.                                      4,000           139,909
    Fanuc Ltd.                                          2,800           190,241
    Fuji Photo Film Co.                                 6,000           250,787
    Fuji Soft ABC Inc.                                    400            25,778
    Fuji Television Network Inc.                            6            41,763
    Fujikura Ltd.                                       5,000            37,426
    Fujitsu Ltd.                                       24,000           353,410
    Furukawa Electric Co. Ltd.                          8,000           139,559
    Gunma Bank Ltd                                      9,000            43,993
    Hirose Electric Co. Ltd.                              600            57,713
    Hitachi Ltd.                                       40,000           356,068
    Honda Motor Co. Ltd.                               12,000           447,010
    Hoya Corp.                                          1,400           102,833
    Isetan Co. Ltd.                                     3,000            31,611
  + Ishikawajima-Harima Heavy
      Industries Co. Ltd.                              19,000            40,538
  + Itochu Corp.                                       18,000            83,736
    Ito-Yokado Co. Ltd.                                 5,000           249,213
    Japan Airlines Co. Ltd.                            22,000           100,613
    Japan Tobacco Inc.                                     24           185,939
    Joyo Bank Ltd.                                     16,000            50,787
    Jusco Co. Ltd.                                      4,000            86,744
    Kajima Corp.                                       18,000            49,894
    Kaneka Corp.                                        7,000            66,168
    Kansai Electric Power Co. Inc.                      9,800           166,161
    Kao Corp.                                           7,000           203,218
    Kawasaki Steel Corp.                               49,000            50,558
    Keihin Electric Express Railway
      Co. Ltd.                                         14,000            55,579
    Kinden Corp.                                        6,000            34,365
    Kinki Nippon Railway Co. Ltd.                      17,000            70,759
    Kirin Brewery Co. Ltd.                             13,000           116,290
    Komatsu Ltd.                                       14,000            61,823
    Konami Company Ltd.                                 1,400           104,914
    Konica Corp.                                        5,000            40,880
    Kubota Corp.                                       20,000            60,860
    Kuraray Co. Ltd.                                    6,000            56,033
    Kyocera Corp.                                       2,300           250,796
    Kyowa Hakko Kogyo Co. Ltd.                          7,000            48,356
  + Marubeni Corp.                                     22,000            51,942
    Marui Co. Ltd.                                      5,000            75,420
    Matsushita Electric
      Industrial Co. Ltd.                              24,000           572,928
    Minebea Co. Ltd.                                    6,000            55,509
    Mitsubishi Chemical Corp.                          29,000            76,328
    Mitsubishi Corp.                                   18,000           132,529
    Mitsubishi Electric Corp.                          27,000           165,977
    Mitsubishi Estate Co. Ltd.                         15,000           160,022
    Mitsubishi Heavy Industries
      Ltd.                                             40,000           174,188
    Mitsubishi Materials Corp.                         18,000            42,970
    Mitsubishi Rayon Co.                               11,000            32,486
    Mitsubishi Trust & Banking
      Corp.                                            16,000           109,968
    Mitsui & Co. Ltd.                                  18,000           113,170
    Mitsui Fudosan Co. Ltd.                            10,000            99,248
    Mitsui Marine & Fire
      Insurance Co. Ltd.                               11,000            63,003
    Mitsui Mining & Smelting Co.                        7,000    $       53,865
    Mizuho Holding Inc.                                   102           631,480
    Murata Manufacturing Co. Ltd.                       2,800           328,087
    NEC Corp.                                          19,000           347,236
    NGK Insulators Ltd.                                 4,000            52,921
    NGK Spark Plug Co. Ltd.                             3,000            43,809
  * Nidec Corp.                                           900            42,497
    Nikon Corp.                                         5,000            53,428
    Nintendo Co. Ltd.                                   1,700           267,427
    Nippon COMSYS Corp.                                 3,000            53,777
    Nippon Express Co. Ltd.                            14,000            84,470
    Nippon Meat Packers Inc.                            4,000            54,425
    Nippon Mitsubishi Oil Corp.                        20,000            96,188
    Nippon Paper Industries Co.                        13,000            77,414
    Nippon Sheet Glass Co. Ltd.                         5,000            60,948
    Nippon Steel Corp.                                 83,000           137,174
    Nippon Telegraph &
      Telephone Corp.                                     149         1,072,289
    Nippon Yusen Kabushiki Kaisha                      18,000            74,291
  + Nissan Motor Co. Ltd.                              47,000           270,429
    Nissin Food Products                                2,200            53,673
    Nitto Denko Corp.                                   2,200            59,636
    Nomura Securities Co. Ltd.                         23,000           413,301
    NSK Ltd.                                            8,000            48,898
    Obayashi Corp.                                     12,000            51,626
    Oji Paper Co. Ltd.                                 14,000            72,227
    Olympus Optical Co. Ltd.                            4,000            69,080
    Omron Corp.                                         4,000            83,071
    Oriental Land Co. Ltd.                              1,300            86,962
    Orix Corp.                                          1,000           100,210
    Osaka Gas Co. Ltd.                                 31,000            94,063
    Pioneer Electronic Corp.                            3,000            80,011
    Promise Co. Ltd.                                    1,500           106,244
    Rohm Co. Ltd.                                       1,400           265,652
    Sakura Bank Ltd.                                   49,000           295,646
    Sankyo Co. Ltd.                                     6,000           143,756
    Sanyo Electric Co. Ltd.                            23,000           191,063
    Secom Co. Ltd.                                      2,500           162,863
    Sekisui House Ltd.                                 10,000            91,378
    Seventy Seven Bank Ltd                              7,000            39,848
    Sharp Corp.                                        14,000           168,696
    Shimamura Co. Ltd.                                    300            16,448
    Shimano Inc.                                        2,300            45,151
    Shimizu Corp.                                      14,000            41,378
    Shin-Etsu Chemical Co. Ltd.                         5,000           192,375
    Shionogi & Co. Ltd.                                 5,000           101,872
    Shiseido Co.                                        7,000            78,043
    Shizuoka Bank Ltd.                                  9,000            81,768
    Skylark Co.                                         2,000            55,964
    SMC Corp.                                             900           115,687
    Softbank Corp.                                      3,900           135,388
    Sony Corp.                                         10,700           739,157
    Sumitomo Bank Ltd. (The)                           37,000           379,513
    Sumitomo Chemical Co. Ltd.                         21,000           104,118
    Sumitomo Corp.                                     13,000            93,441
    Sumitomo Electric Industries                        8,000           131,094
    Sumitomo Marine & Fire
      Insurance Co. Ltd.                               10,000            64,446
    Sumitomo Metal Mining
      Co. Ltd.                                          8,000            41,833
    Taisho Pharmaceutical Co. Ltd.                      4,000           108,080
    Taiyo Yuden Co. Ltd.                                2,000            66,807
    Takara Shuzo Co. Ltd.                               3,000            52,361
    Takashimaya Co. Ltd.                                6,000            40,766
    Takeda Chemical Industries                         10,000           591,116
    Takefuji Corp.                                      2,100           132,214
    Teijin Ltd.                                        13,000            67,068
    Terumo Corp.                                        3,100            67,768
    Tobu Railway Co. Ltd.                              22,000            64,638

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DECEMBER 31, 2000

-------------------------------------------------------------------------------
INTERNATIONAL INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
    Toho Co. Ltd.                                         400    $       55,124
    Tohoku Electric Power Co. Inc.                      6,200            82,786
    Tokai Bank Ltd.                                    29,000           125,524
    Tokio Marine & Fire
      Insurance Co. Ltd.                               18,000           206,033
    Tokyo Broadcasting System                           1,000            29,556
    Tokyo Electric Power Co. Inc.                      14,700           364,414
    Tokyo Electronics Ltd.                              2,100           115,320
    Tokyo Gas Co. Ltd.                                 32,000            94,579
    Tokyu Corp.                                        15,000            80,798
    Toppan Printing Co. Ltd.                            9,000            78,305
    Toray Industries Inc.                              20,000            75,202
    Toshiba Corp.                                      39,000           260,547
    Tostem Corp.                                        4,000            49,633
    Toto Ltd.                                           6,000            42,760
    Toyo Information Systems                            1,000            49,668
    Toyo Seikan Kaisha Ltd.                             3,000            48,793
    Toyota Motor Corp.                                 43,600         1,391,572
    Trans Cosmos Inc.                                     200             8,657
    Uni-Charm Corp.                                     1,300            65,932
    Uny Co Ltd                                          3,000            32,004
    Wacoal Corp.                                        6,000            49,948
    Yamanouchi Pharmaceutical
      Co. Ltd.                                          4,000           172,788
    Yamato Transport Co. Ltd.                           6,000           110,179
    Yokogawa Electric                                   5,000            42,192
                                                                 --------------
                                                                     23,706,127
                                                                 --------------
NETHERLANDS--5.72%
    ABN AMRO Holding NV                                17,406           395,247
    Aegon NV                                           15,672           647,385
    Akzo Nobel NV                                       3,586           192,309
  +*ASM Lithography Holding NV                          5,067           114,916
    Burhmann NV                                         1,498            40,097
    Elsevier NV                                         9,276           136,190
    Getronics NV                                        6,034            35,414
    Hagemeyer NV                                        1,677            37,341
    Heineken NV                                         3,807           230,038
    ING Groep NV                                       11,057           881,980
  * Koninklijke Ahold NV                                9,155           294,921
    Philips Electronics NV                             15,121           553,175
  + QIAGEN NV                                           1,900            68,582
    Royal Dutch Petroleum Co.                          25,030         1,531,448
    Royal KPN NV                                       14,635           168,221
    TNT Post Group NV                                   5,882           142,058
    Unilever NV - CVA                                   6,643           419,777
    VOPAK                                               3,083            64,746
    Wolters Kluwer NV - CVA                             3,728           101,500
                                                                 --------------
                                                                      6,055,345
                                                                 --------------
NEW ZEALAND--0.05%
    Telecom Corp. of New Zealand
      Ltd                                              24,158            51,396
                                                                 --------------
NORWAY--0.43%
    Christiania Bank Og Kreditkasse                     5,800            32,518
    DnB Holding ASA                                    14,300            76,935
    Norsk Hydro ASA                                     4,315           182,298
  + Orkla ASA                                           4,312            84,981
  + Telenor ASA                                         5,900            25,661
  + Tomra Systems ASA                                   2,600            50,357
                                                                 --------------
                                                                        452,750
                                                                 --------------
PORTUGAL--0.60%
    Banco Comercial Portugues
      SA "R"                                           23,673           125,401
    Banco Espirito Santo e
      Comercial de Lisboa SA                            4,483            75,234
    Brisa-Auto Estradas de
      Portugal SA                                       6,621    $       58,971
    Cimentos De Portugal SA                             2,292            57,160
    Electricidade de Portugal SA                       34,855           115,028
    Portugal Telecom                                   16,327           149,093
    Sonae SGPS SA                                      40,525            45,593
  + Sonae SGPS SA - New Shares                          2,291             2,513
                                                                 --------------
                                                                        628,993
                                                                 --------------
SINGAPORE--0.96%
  + Capitaland Ltd.                                    38,000            65,732
  + Chartered Semiconductor
      Manufacturing                                    15,000            40,997
    City Developments Ltd.                             15,000            69,624
    DBS Group Holdings Ltd.                            16,652           188,191
    Oversea-Chinese Banking Corp
      Ltd. - Ordinary Shares                           16,350           121,615
    Singapore Airlines Ltd.                            15,000           148,763
    Singapore Press Holdings Ltd.                       5,000            73,805
    Singapore Technologies
      Engineering Ltd.                                 38,000            61,131
    Singapore Telecommunications
      Ltd.                                             70,000           108,577
    United Overseas Bank Ltd.                          14,392           107,880
    Venture Manufacturing Ltd.                          4,000            26,754
                                                                 --------------
                                                                      1,013,069
                                                                 --------------
SPAIN--2.99%

    Altadis SA                                          5,342            82,639
    Autopistas Concesionaria
      Espanola SA                                       7,939            69,296
    Banco Bilbao Vizcaya SA                            37,204           552,859
    Banco Santander Central
      Hispano SA                                       54,283           580,182
    Endesa SA                                          13,176           224,209
    Fomento de Construcciones y
      Contratas SA                                      2,945            55,774
    Gas Natural SDG SA                                  6,235           113,405
    Iberdrola SA                                       11,954           149,620
    Repsol YPF SA                                      16,467           262,766
    Sociedad General de
      Aguas de Barcelona SA                             4,180            50,986
  + Telefonica SA                                      51,103           843,245
    Union Electrica Fenosa SA                           4,548            83,361
    Zardoya Otis SA                                     6,980            61,187
  + Zeltia SA                                           2,226             6,428
  + Zeltia SA - Rights                                  2,226            25,983
                                                                 --------------
                                                                      3,161,940
                                                                 --------------
SWEDEN--2.70%
    ASSA Abloy AB "B"                                   4,800            93,828
    Atlas Copco AB "B"                                  2,419            52,924
    Drott AB "B"                                        2,450            33,745
    Electrolux AB "B"                                   5,594            72,603
    Hennes & Mauritz AB "B"                            10,076           155,862
  + NetCom AB "B"                                       2,025            84,102
    Nordea AB                                          34,683           262,738
    OM Gruppen AB                                       1,450            35,795
    Sandvik AB                                          3,895            93,676
    Securitas AB "B"                                    4,665            86,494
    Skandia Forsakrings AB                             12,120           197,110
    Skandinaviska Enskilda
      Banken (SEB) "A"                                  9,300           102,474
    Skanska AB "A"                                      1,888            78,012
    Svenska Cellulosa AB "B"                            3,625            77,005
    Svenska Handelsbanken AB "B"                        7,900           135,175
    Swedish Match AB                                   16,628            64,831
    Telefonakfiebolaget Ericsson
      AB "B"                                           90,008         1,025,146

DECEMBER 31, 2000

-------------------------------------------------------------------------------
INTERNATIONAL INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
  + Telia AB                                           17,800    $       91,465
    Volvo AB "B"                                        5,102            84,596
    WM-Data AB "B"                                      6,155            29,541
                                                                 --------------
                                                                      2,857,122
                                                                 --------------
SWITZERLAND--7.12%
    ABB Ltd.                                            3,643           388,055
    Adecco SA                                             220           138,369
    Credit Suisse Group                                 3,508           666,233
  + Gebruder Sulzer AG                                     65            46,854
  + Givaudan - Foreign Registered                          93            24,573
    Holderbank Financiere Glarus
      AG                                                  204            66,669
    Holderbank Financiere Glarus
      AG "B"                                               81            97,395
  + Kudelski SA Bearer                                     64            71,034
    Lonza AG                                              100            58,085
    Nestle SA                                             454         1,058,190
    Novartis AG                                           844         1,491,019
    Roche Holding AG - Genusshein                          82           834,790
    Roche Holding AG-Bearer                                19           235,486
    Schindler Holding AG                                   38            59,727
    Schweizerische
      Rueckversicherungs-Reg                              165           395,267
    SGS Societe Generale
      de Surveillance "B"                                  10            14,491
    Swatch Group AG                                       200            52,166
    Swatch Group AG "B"                                    47            58,687
    Swisscom AG                                           908           235,993
  + Syngenta AG                                         1,513            81,166
    UBS AG "Reg"                                        5,184           845,487
  + Unaxis Holding AG "R"                                 200            45,013
    Zurich Financial Services AG                          951           572,916
                                                                 --------------
                                                                      7,537,665
                                                                 --------------
UNITED KINGDOM--21.22%
    Abbey National PLC                                 16,720           304,441
    AMVESCAP PLC                                        8,919           183,048
  + Arm Holdings PLC                                   11,906            89,987
    AstraZeneca PLC                                    20,518         1,034,360
    AWG PLC                                             5,916            50,811
    BAA PLC                                            12,784           118,009
    BAE Systems PLC                                    36,789           209,914
    Barclays PLC                                       19,283           596,797
    Bass PLC                                           12,240           133,281
    BBA Group PLC                                       8,115            44,849
    BG Group PLC                                       41,786           163,530
    Blue Circle Industries PLC                          8,818            58,089
    BOC Group PLC                                       6,753           102,584
    Boots Co. PLC                                      11,868           107,958
    BP Amoco PLC                                      262,698         2,118,922
    British Airways PLC                                14,286            83,329
    British American Tobacco PLC                       26,410           201,088
    British Land Co. PLC                                7,760            55,058
  + British Sky Broadcasting
      Group PLC                                        21,609           361,828
    British Telecommunications
      PLC                                              76,648           654,873
    Bunzl PLC                                           7,064            43,261
    Cadbury Schweppes PLC                              24,486           169,340
  + Canary Wharf Finance PLC                            9,565            69,650
    Capita Group PLC                                    8,619            64,371
    Carlton Communications PLC                          9,248            84,402
  + Celltech Group PLC                                  3,550            62,730
    Centrica PLC                                       47,021           182,084
    CGU PLC                                            25,730           415,843
  + Chub PLC                                           15,278    $       36,056
    CMG PLC                                             7,717           103,165
    Corus Group PLC                                    51,927            54,684
    Diageo PLC                                         39,451           441,958
    Dixons Group PLC                                   24,969            83,544
    Electrocomponents PLC                               5,851            57,856
    EMI Group PLC                                      10,180            83,632
    Exel PLC                                            4,280            60,734
    GKN PLC "B"                                         9,548           100,831
  + Glaxo Smithkline PLC                               71,788         2,026,637
    Granada Compass PLC                                26,888           292,584
    Great Universal Stores PLC                         12,943           101,595
    Halifax Group PLC                                  26,640           264,021
    Hanson PLC                                          8,871            60,820
    Hays PLC                                           21,079           121,535
    Hilton Group PLC                                   25,162            78,551
    HSBC Holdings PLC                                 106,781         1,571,058
    Imperial Chemical Industries
      PLC                                              10,723            88,413
  + International Power PLC                            16,708            62,642
    Invensys PLC                                       43,730           102,223
    J Sainsbury PLC                                    23,424           138,904
    Johnson Matthey PLC                                 3,522            55,501
  + Kidde PLC                                           9,227             9,924
    Kingfisher PLC                                     17,676           131,419
    Land Securities PLC                                 6,367            80,125
    LASMO PLC                                          21,934            65,526
  + Lattice Group PLC                                  43,537            98,198
    Legal & General Group PLC                          59,959           165,241
    Lloyds TSB Group PLC                               62,981           666,049
    Logica PLC                                          5,364           140,213
    Marconi PLC                                        32,308           346,978
    Marks & Spencer PLC                                37,999           105,573
    Misys PLC                                           7,480            73,741
    National Grid Group PLC                            16,987           154,397
    Nycomed Amersham PLC "A"                            9,180            76,446
  + P&O Princess Cruises PLC                           12,391            52,379
    Pearson PLC                                         9,309           221,087
    Peninsular & Oriental Steam
      Navigation Co. PLC                               14,694            69,576
    Provident Financial PLC                             2,743            40,522
    Prudential Corp. PLC                               22,534           362,507
    Psion PLC                                           3,830            16,390
    Railtrack Group PLC                                 6,521            90,099
    Reed International PLC                             15,146           158,365
    Rentokil Initial PLC                               27,771            95,821
    Reuters Group PLC                                  16,811           284,503
    Rio Tinto PLC                                      12,690           223,289
    Royal Bank of Scotland
      Group PLC                                        30,954           731,452
  + Royal Bank of Scotland
      Group PLC                                         1,005             1,246
    Sage Group PLC                                     15,879            72,756
    Schroders PLC                                       3,718            73,362
    Scottish Power PLC                                 21,727           171,680
    Sema Group PLC                                      9,185            40,439
    Slough Estates PLC                                  7,368            45,343
    Smith & Nephew PLC                                 13,497            62,498
    Smiths Group PLC                                    8,306           100,246
    Tesco PLC                                          78,855           321,263
    3i Group PLC                                        6,854           126,744
    Unilever PLC                                       34,352           294,015
    United Utilities PLC                                7,650            75,988
    Vodafone Group PLC ADR                            716,336         2,626,804
    Wolseley PLC                                        9,736            66,896
    WPP Group PLC                                      13,005           169,390
                                                                 --------------
                                                                     22,459,871
                                                                 --------------
TOTAL COMMON STOCKS
   (Cost: $105,222,373)                                             104,005,876
                                                                 --------------

DECEMBER 31, 2000

-------------------------------------------------------------------------------
INTERNATIONAL INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
PREFERRED STOCKS--0.47%
-------------------------------------------------------------------------------
   AUSTRALIA--0.16%
    News Corp. Ltd.                                    24,536    $      174,603
                                                                 --------------
   GERMANY--0.31%
    Prosieben Satellite Media AG                        2,000            60,172
    SAP AG - Vorzug                                     1,554           218,252
  + Volkswagen AG                                       1,600            47,552
                                                                 --------------
                                                                        325,976
                                                                 --------------
TOTAL PREFERRED STOCKS
   (Cost: $552,811)                                                     500,579
                                                                 --------------
-------------------------------------------------------------------------------
                                                  FACE AMOUNT             VALUE
-------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS--2.50%
-------------------------------------------------------------------------------
  ++Federal Home Loan Mortgage
      Corporation Discount Note
      6.51%, 01/16/01                              $  469,448           469,448
  ++Goldman Sachs
      Financial Square Prime
      Obligation Fund                                 468,697           468,697
  ++Providian Temp Cash
      Money Market Fund                               653,384           653,384
  ++Short Term Investment
      Company Liquid Assets
      Portfolio                                     1,053,015         1,053,015
                                                                 --------------
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $2,644,544)                                                 2,644,544
                                                                 --------------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.00%
-------------------------------------------------------------------------------
Investors Bank & Trust Tri Party
    Repurchase Agreement, dated
    12/29/00, due 01/02/01, with
    a maturity value of $1,055,026
    and an effective yield of
    5.73%.                                         $1,054,355    $    1,054,355
                                                                 --------------
TOTAL REPURCHASE AGREEMENT
   (Cost: $1,054,355)                                                 1,054,355
                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES--
   102.25%
   (Cost $109,474,083)                                              108,205,354
Other Assets, Less Liabilities--(2.25%)                              (2,382,168)
                                                                 --------------
NET ASSETS--100.00%                                              $  105,823,186
                                                                 ==============

*    Denotes all or part of security on loan. See Note 4.
+    Non-income earning securities.
++ Represents investment of collateral received from securities lending transactions. See Note 4.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2000

-------------------------------------------------------------------------------
S&P 500 INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--98.11%
-------------------------------------------------------------------------------
ADVERTISING--0.23%
    Interpublic Group
      of Companies Inc.                                82,980    $    3,531,836
  * Omnicom Group Inc.                                 47,726         3,955,292
                                                                 --------------
                                                                      7,487,128
                                                                 --------------
AEROSPACE/DEFENSE--1.53%
    Boeing Co.                                        239,661        15,817,626
    General Dynamics Corp.                             53,766         4,193,748
    Goodrich (B.F.) Co.                                27,496         1,000,167
    Honeywell International Inc.                      215,192        10,181,272
    Lockheed Martin Corp.                             116,152         3,943,360
    Northrop Grumman Corp.                             19,325         1,603,975
    Raytheon Co. "B"                                   91,716         2,848,928
    United Technologies Corp.                         126,426         9,940,244
                                                                 --------------
                                                                     49,529,320
                                                                 --------------
AIRLINES--0.26%
  + AMR Corp.                                          40,730         1,596,107
    Delta Air Lines Inc.                               33,183         1,665,372
    Southwest Airlines Co.                            135,467         4,542,209
  + US Airways Group Inc.                              18,173           737,142
                                                                 --------------
                                                                      8,540,830
                                                                 --------------
APPAREL--0.19%
    Liz Claiborne Inc.                                 14,054           584,998
    Nike Inc. "B"                                      72,886         4,067,950
  + Reebok International Ltd.                          15,441           422,157
    VF Corp.                                           30,647         1,110,647
                                                                 --------------
                                                                      6,185,752
                                                                 --------------
AUTO MANUFACTURERS--0.65%
    Ford Motor Company                                505,692        11,852,156
    General Motors Corp. "A"                          152,432         7,764,505
  + Navistar International Corp.                       16,072           420,886
    PACCAR Inc.                                        20,643         1,016,668
                                                                 --------------
                                                                     21,054,215
                                                                 --------------
AUTO PARTS & EQUIPMENT--0.16%
    Cooper Tire & Rubber Co.                           19,587           208,112
    Dana Corp.                                         39,873           610,555
    Delphi Automotive Systems
      Corp.                                           151,018         1,698,953
    Goodyear Tire & Rubber Co.                         42,493           976,914
    TRW Inc.                                           33,540         1,299,675
    Visteon Corp.                                      35,355           406,583
                                                                 --------------
                                                                      5,200,792
                                                                 --------------
BANKS--5.90%
    AmSouth Bancorp                                   101,274         1,544,429
    Bank of America Corp.                             439,187        20,147,704
    Bank of New York Co. Inc.                         199,882        11,030,988
    Bank One Corp.                                    312,146        11,432,347
    BB&T Corp.                                        107,040         3,993,930
    Charter One Financial Inc.                         56,106         1,620,061
    Chase Manhattan Corp.                             353,607        16,067,018
    Comerica Inc.                                      42,305         2,511,859
    Fifth Third Bancorp                               124,672         7,449,152
    First Union Corp.                                 264,408         7,353,848
    Firstar Corp.                                     256,386         5,960,975
    FleetBoston Financial Corp.                       244,164         9,171,410
    Golden West Financial Corp.                        42,705         2,882,587
    Huntington Bancshares Inc.                         67,709         1,096,039
    KeyCorp                                           114,832         3,215,296
    Mellon Financial Corp.                            131,742         6,480,060
    National City Corp.                               164,158         4,719,542
    Northern Trust Corp.                               59,804         4,877,764
    Old Kent Financial Corp.                           37,400         1,636,250
    PNC Financial Services Group                       77,995    $    5,698,510
    Regions Financial Corp.                            59,797         1,633,206
    SouthTrust Corp.                                   45,482         1,850,549
    State Street Corp.                                 43,573         5,412,202
    Summit Bancorp                                     47,130         1,799,777
    SunTrust Banks Inc.                                79,856         5,030,928
    Synovus Financial Corp.                            76,781         2,068,288
    Union Planters Corp.                               36,412         1,301,729
    US Bancorp Inc.                                   203,241         5,932,097
    Wachovia Corp.                                     54,873         3,189,493
    Washington Mutual Inc.                            145,477         7,719,373
    Wells Fargo & Company                             461,170        25,681,404
                                                                 --------------
                                                                    190,508,815
                                                                 --------------
BEVERAGES--2.33%
    Anheuser-Busch Companies
      Inc.                                            243,386        11,074,063
    Brown-Forman Corp. "B"                             18,470         1,228,255
    Coca-Cola Co.                                     669,145        40,776,023
  * Coca-Cola Enterprises Inc.                        112,735         2,141,965
    Coors (Adolf) Company "B"                          10,003           803,366
    PepsiCo Inc.                                      389,605        19,309,798
                                                                 --------------
                                                                     75,333,470
                                                                 --------------
BIOTECHNOLOGY--0.86%
  + Amgen Inc.                                        278,742        17,822,067
    Applera Corp. - Applied
      Biosystems Group                                 56,733         5,336,448
  + Biogen Inc.                                        39,988         2,401,779
  + Chiron Corp.                                       51,620         2,297,090
                                                                 --------------
                                                                     27,857,384
                                                                 --------------
BUILDING MATERIALS--0.14%
    Masco Corp.                                       120,443         3,093,880
    Vulcan Materials Co.                               27,248         1,304,498
                                                                 --------------
                                                                      4,398,378
                                                                 --------------
CHEMICALS--1.13%
    Air Products & Chemicals Inc.                      61,830         2,535,030
    Ashland Inc.                                       18,960           680,474
    Dow Chemical Co.                                  183,033         6,703,584
    Du Pont (E.I.) de Nemours                         281,420        13,596,104
    Eastman Chemical Co.                               20,711         1,009,661
    Engelhard Corp.                                    34,520           703,345
    Great Lakes Chemical Corp.                         13,575           504,820
    Hercules Inc.                                      28,930           551,478
    PPG Industries Inc.                                45,624         2,112,962
    Praxair Inc.                                       42,824         1,900,315
    Rohm & Haas Co. "A"                                59,282         2,152,678
    Sherwin-Williams Co.                               43,387         1,141,620
    Sigma-Aldrich Corp.                                20,748           815,656
    Union Carbide Corp.                                36,557         1,967,224
                                                                 --------------
                                                                     36,374,951
                                                                 --------------
COMMERCIAL SERVICES--0.60%
    Block (H & R) Inc.                                 24,704         1,022,128
  + Cendant Corp.                                     196,668         1,892,934
  + Convergys Corp.                                    41,599         1,884,955
  * Deluxe Corp.                                       19,610           495,545
  * Donnelley (R.R.) & Sons Co.                        32,943           889,461
    Ecolab Inc.                                        34,299         1,481,288
    Equifax Inc.                                       38,271         1,097,899
    McKesson HBOC Inc.                                 76,669         2,751,650
    Moody's Corp.                                      43,833         1,125,960
    Paychex Inc.                                      100,434         4,883,603
  + Quintiles Transnational Corp.                      31,124           651,659
  + Robert Half International Inc.                     47,930         1,270,145
                                                                 --------------
                                                                     19,447,227
                                                                 --------------

DECEMBER 31, 2000

-------------------------------------------------------------------------------
S&P 500 INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
COMPUTERS--7.64%
  + Apple Computer Inc.                                87,659    $    1,303,928
  + Ceridian Corp.                                     39,354           784,620
  + Cisco Systems Inc.                              1,942,161        74,287,658
    Compaq Computer Corp.                             458,720         6,903,736
  + Computer Sciences Corp.                            45,447         2,732,501
  + Dell Computer Corp.                               698,011        12,171,567
    Electronic Data Systems Corp.                     126,163         7,285,913
  + EMC Corp.                                         590,418        39,262,797
  + Gateway Inc.                                       87,219         1,569,070
    Hewlett-Packard Co.                               533,570        16,840,803
    International Business
      Machines Corp.                                  473,443        40,242,655
  + Lexmark International
      Group Inc. "A"                                   34,335         1,521,470
  + NCR Corp.                                          26,030         1,278,724
  + Network Appliance Inc.                             85,236         5,475,081
  + Sapient Corp.                                      32,694           390,285
  + Sun Microsystems Inc.                             868,862        24,219,528
  + Unisys Corp.                                       84,424         1,234,701
  + Veritas Software Corp.                            105,298         9,213,575
                                                                 --------------
                                                                    246,718,612
                                                                 --------------
COSMETICS/PERSONAL CARE--1.93%
    Alberto-Culver Co. "B"                             15,156           648,866
    Avon Products Inc.                                 64,224         3,074,724
    Colgate-Palmolive Co.                             154,390         9,965,874
    Gillette Co.                                      284,199        10,266,689
    International Flavors &
      Fragrances Inc.                                  26,389           536,027
    Kimberly-Clark Corp.                              143,986        10,178,370
    Procter & Gamble Co.                              351,786        27,593,214
                                                                 --------------
                                                                     62,263,764
                                                                 --------------
DISTRIBUTION/WHOLESALE--0.22%
  + Costco Wholesale Corp.                            120,694         4,820,217
    Genuine Parts Co.                                  46,718         1,223,428
    Grainger (W.W.) Inc.                               25,347           925,165
                                                                 --------------
                                                                      6,968,810
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES--6.93%
    American Express Co.                              358,880        19,715,970
    Bear Stearns Companies Inc.                        28,760         1,457,773
    Capital One Financial Corp.                        53,158         3,498,461
    CIT Group Inc. (The)                               70,714         1,423,119
    Citigroup Inc.                                  1,356,413        69,261,825
    Countrywide Credit
      Industries Inc.                                  30,845         1,549,961
    Fannie Mae                                        271,787        23,577,522
    Franklin Resources Inc.                            65,788         2,506,523
    Freddie Mac                                       187,588        12,920,124
    Household International Inc.                      127,064         6,988,520
    Lehman Brothers Holdings Inc.                      64,374         4,353,292
    MBNA Corp.                                        229,838         8,489,641
    Merrill Lynch & Co. Inc.                          218,606        14,906,197
    Morgan (J.P.) & Co. Inc.                           43,284         7,163,502
    Morgan Stanley
      Dean Witter & Co.                               302,376        23,963,298
    Price (T. Rowe) Group Inc.                         32,773         1,385,171
    Providian Financial Corp.                          77,208         4,439,460
    Schwab (Charles) Corp.                            373,299        10,592,359
    Stilwell Financial Inc.                            60,038         2,367,749
*   USA Education Inc.                                 44,351         3,015,868
                                                                 --------------
                                                                    223,576,335
                                                                 --------------
ELECTRIC--2.57%
  *+AES Corp.                                         123,745    $    6,852,379
    Allegheny Energy Inc.                              29,790         1,435,506
    Ameren Corp.                                       37,076         1,717,082
    American Electric Power Inc.                       86,829         4,037,548
  *+Calpine Corp.                                      76,020         3,425,651
    Cinergy Corp.                                      42,969         1,509,286
    CMS Energy Corp.                                   32,597         1,032,917
    Consolidated Edison Inc.                           57,137         2,199,774
    Constellation Energy Group Inc.                    40,673         1,832,827
    Dominion Resources Inc.                            64,546         4,324,582
    DTE Energy Co.                                     38,560         1,501,430
    Duke Energy Corp.                                  99,504         8,482,716
    Edison International                               87,885         1,373,203
    Entergy Corp.                                      60,091         2,542,600
    Exelon Corp.                                       85,944         6,034,128
    FirstEnergy Corp.                                  60,846         1,920,452
    FPL Group Inc.                                     47,661         3,419,677
    GPU Inc.                                           32,767         1,206,235
  + Niagara Mohawk Holdings Inc.                       43,287           722,352
    NiSource Inc.                                      54,936         1,689,282
    PG&E Corp.                                        104,512         2,090,240
    Pinnacle West Capital Corp.                        22,869         1,089,136
    PP&L Resources Inc.                                39,091         1,766,425
    Progress Energy Inc.                               55,441         2,727,004
    Public Service Enterprise
      Group Inc.                                       57,793         2,810,185
    Reliant Energy Inc.                                79,444         3,440,918
    Southern Co.                                      182,313         6,061,907
    TXU Corporation                                    69,642         3,086,011
    Xcel Energy Inc.                                   91,915         2,671,280
                                                                 --------------
                                                                     83,002,733
                                                                 --------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.39%
  + American Power Conversion
      Corp.                                            52,536           650,133
    Emerson Electric Co.                              115,216         9,080,461
*   Molex Inc.                                         52,747         1,872,518
  + Power-One Inc.                                     21,140           831,066
                                                                 --------------
                                                                     12,434,178
                                                                 --------------
ELECTRONICS--0.76%
  + Agilent Technologies Inc                          122,221         6,691,600
    Johnson Controls Inc.                              23,173         1,204,996
    Millipore Corp.                                    12,550           790,650
    Parker Hannifin Corp.                              31,437         1,387,158
    PerkinElmer Inc.                                   13,472         1,414,560
  + Sanmina Corp.                                      40,918         3,135,342
  + Solectron Corp.                                   171,835         5,825,206
  * Symbol Technologies Inc.                           39,560         1,424,160
    Tektronix Inc.                                     25,464           857,819
  + Thermo Electron Corp.                              48,488         1,442,518
    Thomas & Betts Corp.                               15,653           253,383
                                                                 --------------
                                                                     24,427,392
                                                                 --------------
ENGINEERING & CONSTRUCTION--0.02%
  + Fluor Corp.                                        20,409           674,784
                                                                 --------------
ENVIRONMENTAL CONTROL--0.17%
  + Allied Waste Industries Inc.                       53,109           773,400
    Waste Management Inc.                             167,795         4,656,311
                                                                 --------------
                                                                      5,429,711
                                                                 --------------
FOOD--2.21%
    Albertson's Inc.                                  113,551         3,009,102
    Archer-Daniels-Midland Co.                        170,909         2,563,635
    Campbell Soup Co.                                 113,591         3,933,088
    ConAgra Foods Inc.                                143,913         3,741,738
    General Mills Inc.                                 76,322         3,401,099


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SCHEDULE OF INVESTMENTS--(CONTINUED)
DECEMBER 31, 2000

-------------------------------------------------------------------------------
S&P 500 INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
    Heinz (H.J.) Co.                                   93,628    $    4,441,478
    Hershey Foods Corp.                                36,745         2,365,459
    Kellogg Co.                                       109,503         2,874,454
  + Kroger Co.                                        222,137         6,011,583
    Quaker Oats Co.                                    35,422         3,449,217
    Ralston Purina Group                               82,774         2,162,471
  + Safeway Inc.                                      135,259         8,453,687
    Sara Lee Corp.                                    224,963         5,525,654
    SUPERVALU Inc.                                     35,681           495,074
    Sysco Corp.                                       180,340         5,410,200
    Unilever NV - NY Shares                           154,234         9,707,102
    Winn-Dixie Stores Inc.                             37,681           730,069
    Wrigley (William Jr.) Co.                          30,495         2,921,802
                                                                 --------------
                                                                     71,196,912
                                                                 --------------
FOREST PRODUCTS & PAPER--0.46%
    Boise Cascade Corp.                                15,546           522,734
    Georgia-Pacific Corp.                              60,580         1,885,553
    International Paper Co.                           129,866         5,300,156
    Louisiana-Pacific Corp.                            28,087           284,381
    Mead Corp.                                         27,097           850,168
    Potlatch Corp.                                      7,722           259,170
    Temple-Inland Inc.                                 13,318           714,178
    Westvaco Corp.                                     27,182           793,375
    Weyerhaeuser Co.                                   59,063         2,997,447
    Willamette Industries Inc.                         29,592         1,388,975
                                                                 --------------
                                                                     14,996,137
                                                                 --------------
GAS--0.13%
    KeySpan Corp.                                      36,383         1,541,730
    NICOR Inc.                                         12,349           533,322
    ONEOK Inc.                                          7,933           382,271
    Peoples Energy Corp.                                9,565           428,034
    Sempra Energy                                      55,125         1,281,656
                                                                 --------------
                                                                      4,167,013
                                                                 --------------
HAND/MACHINE TOOLS--0.06%
    Black & Decker Corp.                               21,874           858,554
    Snap-On Inc.                                       15,751           439,059
    Stanley Works (The)                                23,180           722,926
                                                                 --------------
                                                                      2,020,539
                                                                 --------------
HEALTH CARE--3.16%
    Bard (C.R.) Inc.                                   13,767           641,026
    Bausch & Lomb Inc.                                 14,470           585,131
    Baxter International Inc.                          79,351         7,007,685
    Becton Dickinson & Co.                             68,305         2,365,061
    Biomet Inc.                                        48,040         1,906,588
  + Boston Scientific Corp.                           109,427         1,497,782
  + Guidant Corp.                                      83,030         4,478,431
    HCA - The Healthcare
      Company                                         149,084         6,561,187
  + Healthsouth Corp.                                 104,309         1,701,541
  + Humana Inc.                                        45,699           696,910
    Johnson & Johnson                                 375,118        39,410,835
  + Manor Care Inc.                                    27,629           569,848
    Medtronic Inc.                                    324,222        19,574,903
  + St. Jude Medical Inc.                              22,905         1,407,226
    Stryker Corp.                                      52,720         2,667,105
    Tenet Healthcare Corp.                             85,498         3,799,317
    UnitedHealth Group Inc.                            86,056         5,281,687
  + Wellpoint Health Networks Inc.                     16,800         1,936,200
                                                                 --------------
                                                                    102,088,463
                                                                 --------------
HOME BUILDERS--0.05%
    Centex Corp.                                       15,950    $      599,122
  * Kaufman & Broad Home Corp.                         11,567           389,663
    Pulte Corp.                                        11,041           465,792
                                                                 --------------
                                                                      1,454,577
                                                                 --------------
HOME FURNISHINGS--0.08%
    Leggett & Platt Inc.                               52,886         1,001,529
    Maytag Corp.                                       20,724           669,644
    Whirlpool Corp.                                    18,034           859,996
                                                                 --------------
                                                                      2,531,169
                                                                 --------------
HOUSEHOLD PRODUCTS/WARES--0.22%
    American Greetings Corp. "A"                       17,176           162,099
    Avery Dennison Corp.                               29,728         1,631,324
    Clorox Co.                                         63,593         2,257,551
    Fortune Brands Inc.                                41,718         1,251,540
*   Newell Rubbermaid Inc.                             71,940         1,636,635
    Tupperware Corp.                                   15,572           318,253
                                                                 --------------
                                                                      7,257,402
                                                                 --------------
INSURANCE--4.34%
  + Aetna Inc.                                         38,135         1,565,918
    AFLAC Inc.                                         71,636         5,171,224
    Allstate Corp.                                    197,398         8,599,150
    Ambac Financial Group Inc.                         28,395         1,655,783
    American General Corp.                             67,912         5,534,828
    American International
      Group Inc.                                      628,067        61,903,854
    AON Corp.                                          69,093         2,366,418
    Chubb Corp.                                        47,246         4,086,779
    CIGNA Corp.                                        41,490         5,489,127
    Cincinnati Financial Corp.                         43,415         1,717,606
  * Conseco Inc.                                       87,774         1,157,520
    Hartford Financial Services
      Group Inc.                                       60,868         4,298,803
    Jefferson-Pilot Corp.                              27,823         2,079,769
    Lincoln National Corp.                             51,681         2,445,157
    Loews Corp.                                        26,619         2,756,730
    Marsh & McLennan
      Companies Inc.                                   74,304         8,693,568
    MBIA Inc.                                          26,516         1,965,499
    MetLife Inc.                                      206,229         7,218,015
    MGIC Investment Corp.                              28,810         1,942,874
    Progressive Corporation                            19,758         2,047,423
    SAFECO Corp.                                       34,489         1,133,826
    St. Paul Companies Inc.                            58,710         3,188,687
    Torchmark Corp.                                    34,061         1,309,220
    UNUMProvident Corp.                                65,009         1,747,117
                                                                 --------------
                                                                    140,074,895
                                                                 --------------
IRON/STEEL--0.05%
    Allegheny Technologies Inc.                        21,745           345,202
    Nucor Corp.                                        20,992           833,120
    USX-U.S. Steel Group Inc.                          23,878           429,804
                                                                 --------------
                                                                      1,608,126
                                                                 --------------
LEISURE TIME--0.31%
    Brunswick Corp.                                    23,519           386,594
    Carnival Corp. "A"                                157,679         4,858,484
    Harley-Davidson Inc.                               81,770         3,250,357
    Sabre Holdings Corp.                               34,886         1,504,459
                                                                 --------------
                                                                      9,999,894
                                                                 --------------

DECEMBER 31, 2000

-------------------------------------------------------------------------------
S&P 500 INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
LODGING--0.20%
  + Harrah's Entertainment Inc.                        31,522    $      831,393
    Hilton Hotels Corp.                                99,377         1,043,458
  * Marriott International Inc. "A"                    64,745         2,735,476
    Starwood Hotels & Resorts
      Worldwide Inc.                                   52,090         1,836,172
                                                                 --------------
                                                                      6,446,499
                                                                 --------------
MACHINERY--0.45%
    Briggs & Stratton Corp.                             5,828           258,618
    Caterpillar Inc.                                   92,757         4,388,566
    Cummins Engine Company
      Inc.                                             11,253           426,911
    Deere & Co.                                        63,260         2,898,099
    Dover Corp.                                        54,724         2,219,742
    Ingersoll-Rand Co.                                 43,353         1,815,407
    McDermott International Inc.                       16,299           175,214
    Rockwell International Corp.                       49,453         2,355,199
                                                                 --------------
                                                                     14,537,756
                                                                 --------------
MANUFACTURERS--5.74%
    Cooper Industries Inc.                             25,167         1,156,109
    Crane Co.                                          16,374           465,636
    Danaher Corp.                                      38,309         2,619,378
    Eastman Kodak Co.                                  80,917         3,186,107
    Eaton Corp.                                        18,851         1,417,360
  + FMC Corp.                                           8,237           590,490
    General Electric Co.                            2,673,790       128,174,808
    Illinois Tool Works Inc.                           81,474         4,852,795
    ITT Industries Inc.                                23,730           919,537
    Minnesota Mining &
      Manufacturing Co.                               106,482        12,831,081
    National Service Industries
      Inc.                                             10,994           282,408
    Pall Corp.                                         33,251           708,662
    Textron Inc.                                       38,358         1,783,647
    Tyco International Ltd.                           471,925        26,191,837
                                                                 --------------
                                                                    185,179,855
                                                                 --------------
MEDIA--3.43%
  + America Online Inc.                               630,339        21,935,797
  + Clear Channel
      Communications Inc.                             157,745         7,640,773
  + Comcast Corp. "A"                                 243,587        10,169,757
    Dow Jones & Co. Inc.                               23,580         1,335,218
    Gannett Co. Inc.                                   71,220         4,491,311
    Harcourt General Inc.                              19,719         1,127,927
  * Knight Ridder Inc.                                 19,794         1,125,784
    McGraw-Hill Companies Inc.                         52,648         3,086,489
    Meredith Corp.                                     13,565           436,623
    New York Times Co. "A"                             43,940         1,760,346
    Time Warner Inc.                                  359,396        18,774,847
    Tribune Co.                                        81,494         3,443,121
  + Viacom Inc. "B"                                   408,226        19,084,566
    Walt Disney Co. (The)                             562,493        16,277,141
                                                                 --------------
                                                                    110,689,700
                                                                 --------------
METAL FABRICATE/HARDWARE--0.01%
    Timken Co.                                         16,230           245,479
    Worthington Industries Inc.                        23,154           186,679
                                                                 --------------
                                                                        432,158
                                                                 --------------
MINING--0.52%
  * Alcan Aluminium Ltd.                               87,206         2,981,355
    Alcoa Inc.                                        233,401         7,818,933
    Barrick Gold Corp.                                106,829    $    1,749,859
  + Freeport-McMoRan Copper &
      Gold Inc.                                        40,178           344,024
    Homestake Mining Company                           71,219           298,230
  + Inco Ltd.                                          48,949           820,385
    Newmont Mining Corp.                               45,459           775,644
    Phelps Dodge Corp.                                 21,233         1,185,067
    Placer Dome Inc.                                   88,365           850,513
                                                                 --------------
                                                                     16,824,010
                                                                 --------------
OFFICE/BUSINESS EQUIPMENT--0.10%
    Pitney Bowes Inc.                                  68,067         2,254,719
    Xerox Corp.                                       180,122           833,064
                                                                 --------------
                                                                      3,087,783
                                                                 --------------
OIL & GAS PRODUCERS--5.83%
  * Amerada Hess Corp.                                 23,908         1,746,778
    Anadarko Petroleum Corp.                           67,153         4,773,235
    Apache Corp.                                       33,296         2,332,801
    Burlington Resources Inc.                          58,092         2,933,646
    Chevron Corp.                                     173,201        14,624,659
    Coastal Corp.                                      58,300         5,148,619
    Conoco Inc.                                       168,220         4,867,866
    Devon Energy Corp.                                 34,670         2,113,830
    EOG Resources Inc.                                 31,490         1,722,109
    Exxon Mobil Corp.                                 937,998        81,547,201
    Kerr-McGee Corp.                                   25,437         1,702,689
    Kinder Morgan Inc.                                 30,850         1,609,984
  + Nabors Industries Inc.                             39,700         2,348,255
    Occidental Petroleum Corp.                         99,648         2,416,464
    Phillips Petroleum Co.                             68,915         3,919,541
  + Rowan Companies Inc.                               25,469           687,663
    Royal Dutch Petroleum Co. -
      NY Shares                                       578,651        35,044,551
    Sunoco Inc.                                        22,912           771,848
    Texaco Inc.                                       148,429         9,221,152
    Tosco Corp.                                        39,073         1,326,040
  * Transocean Sedco Forex Inc.                        56,861         2,615,606
    Unocal Corp.                                       65,603         2,538,016
    USX-Marathon Group Inc.                            83,756         2,324,229
                                                                 --------------
                                                                    188,336,782
                                                                 --------------
OIL & GAS SERVICES--0.63%
    Baker Hughes Inc.                                  89,597         3,723,875
    Halliburton Co.                                   119,396         4,328,105
    Schlumberger Ltd.                                 154,516        12,351,623
                                                                 --------------
                                                                     20,403,603
                                                                 --------------
PACKAGING & CONTAINERS--0.06%
    Ball Corp.                                          7,697           354,543
    Bemis Co.                                          14,417           483,871
  + Pactiv Corp.                                       42,685           528,227
  *+Sealed Air Corp.                                   22,510           686,555
                                                                 --------------
                                                                      2,053,196
                                                                 --------------
PHARMACEUTICALS--9.71%
    Abbott Laboratories                               417,450        20,220,234
    Allergan Inc.                                      35,489         3,435,779
  + ALZA Corp.                                         63,902         2,715,835
    American Home Products
      Corp.                                           353,642        22,473,949
    Bristol-Myers Squibb Co.                          527,565        39,006,837
    Cardinal Health Inc.                               75,379         7,509,633
  + Forest Laboratories Inc. "A"                       23,640         3,141,165
  + King Pharmaceuticals Inc.                          45,550         2,354,366
    Lilly (Eli) and Company                           304,156        28,305,518
  + MedImmune Inc.                                     56,850         2,711,034

DECEMBER 31, 2000

-------------------------------------------------------------------------------
S&P 500 INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
    Merck & Co. Inc.                                  622,267    $   58,259,748
    Pfizer Inc.                                     1,702,455        78,312,930
    Pharmacia Corporation                             348,037        21,230,257
    Schering-Plough Corp.                             394,528        22,389,464
  *+Watson Pharmaceuticals Inc.                        27,705         1,418,150
                                                                 --------------
                                                                    313,484,899
                                                                 --------------
PIPELINES--0.96%
    Dynegy Inc. "A"                                    87,180         4,887,529
  * El Paso Energy Corp.                               62,621         4,485,229
    Enron Corp.                                       201,467        16,746,944
    Williams Companies Inc.                           118,756         4,742,818
                                                                 --------------
                                                                     30,862,520
                                                                 --------------
RETAIL--5.54%
  + AutoZone Inc.                                      34,349           978,935
  + Bed Bath & Beyond Inc.                             76,397         1,709,383
  + Best Buy Co. Inc.                                  56,024         1,656,210
    Circuit City Stores Inc.                           55,363           636,674
  + Consolidated Stores Corp.                          30,012           318,878
    CVS Corp.                                         105,736         6,337,552
    Darden Restaurants Inc.                            32,221           737,055
    Dillards Inc. "A"                                  24,928           294,462
  * Dollar General Corp.                               88,843         1,676,912
  + Federated Department Stores
      Inc.                                             54,436         1,905,260
    Gap Inc.                                          229,285         5,846,767
    Home Depot Inc.                                   624,937        28,551,809
  + Kmart Corp.                                       130,437           692,947
  + Kohls Corp.                                        89,512         5,460,232
    Limited Inc.                                      114,839         1,959,440
    Longs Drug Stores Corp.                            10,155           244,989
  * Lowe's Companies Inc.                             103,372         4,600,054
    May Department Stores Co.                          80,303         2,629,923
    McDonald's Corp.                                  353,866        12,031,444
    Nordstrom Inc.                                     34,805           633,016
  + Office Depot Inc.                                  80,282           572,009
    Penney (J.C.) Company Inc.                         70,710           768,971
    RadioShack Corp.                                   50,118         2,145,677
    Sears, Roebuck and Co.                             90,188         3,134,033
  *+Staples Inc.                                      122,544         1,447,551
  + Starbucks Corp.                                    50,485         2,233,961
    Target Corp.                                      241,613         7,792,019
    Tiffany & Co.                                      39,351         1,244,475
    TJX Companies Inc.                                 75,947         2,107,529
  *+Toys R Us Inc.                                     54,996           917,746
  + Tricon Global Restaurants Inc.                     39,523         1,304,259
    Walgreen Co.                                      273,290        11,426,938
    Wal-Mart Stores Inc.                            1,205,336        64,033,475
    Wendy's International Inc.                         30,662           804,878
                                                                 --------------
                                                                    178,835,463
                                                                 --------------
SEMICONDUCTORS--4.19%
  + Advanced Micro Devices Inc.                        84,513         1,167,336
  + Altera Corp.                                      106,992         2,815,227
  + Analog Devices Inc.                                96,540         4,941,641
  + Applied Materials Inc.                            218,827         8,356,456
  + Applied Micro Circuits Corp.                       80,000         6,003,750
  *+Broadcom Corp. "A"                                 63,445         5,361,103
  + Conexant Systems Inc.                              61,437           944,594
    Intel Corp.                                     1,816,077        54,595,815
  + KLA-Tencor Corp.                                   50,191         1,690,809
    Linear Technology Corp.                            85,382         3,948,918
  *+LSI Logic Corp.                                    86,155         1,472,389
  + Maxim Integrated Products Inc.                     76,769    $    3,670,518
  + Micron Technology Inc.                            153,078         5,434,269
  + National Semiconductor Corp.                       48,132           968,657
  *+Novellus Systems Inc.                              35,515         1,276,320
  + QLogic Corp.                                       24,710         1,902,670
  + Teradyne Inc.                                      47,094         1,754,252
    Texas Instruments Inc.                            466,814        22,115,313
  + Vitesse Semiconductor Corp.                        48,450         2,679,891
  + Xilinx Inc.                                        88,923         4,101,573
                                                                 --------------
                                                                    135,201,501
                                                                 --------------
SOFTWARE--4.85%
    Adobe Systems Inc.                                 64,874         3,774,856
    Autodesk Inc.                                      15,621           420,791
    Automatic Data Processing Inc.                    170,301        10,782,182
  + BMC Software Inc.                                  66,289           928,046
  + BroadVision Inc.                                   72,690           858,651
  *+Citrix Systems Inc.                                49,929         1,123,403
    Computer Associates
      International Inc.                              156,697         3,055,592
  + Compuware Corp.                                    98,510           615,688
    First Data Corp.                                  106,631         5,618,121
    IMS Health Inc.                                    79,227         2,139,129
  + Intuit Inc.                                        55,620         2,193,514
  + Mercury Interactive Corp.                          21,839         1,970,970
  + Microsoft Corp.                                 1,438,869        62,410,943
  + Novell Inc.                                        88,506           461,891
  + Oracle Corp.                                    1,510,410        43,896,291
  + Parametric Technology Corp.                        73,497           987,616
  + PeopleSoft Inc.                                    77,065         2,865,855
  + Siebel Systems Inc.                               115,858         7,849,380
  *+Yahoo! Inc.                                       150,622         4,544,548
                                                                 --------------
                                                                    156,497,467
                                                                 --------------
TELECOMMUNICATION EQUIPMENT--3.10%
  + ADC Telecommunications Inc.                       208,227         3,774,108
  + Andrew Corp.                                       21,902           476,369
  + Avaya Inc.                                         75,123           774,706
  + Comverse Technology Inc.                           44,462         4,829,685
  + JDS Uniphase Corp.                                259,531        10,819,199
    Lucent Technologies Inc.                          901,127        12,165,215
    Motorola Inc.                                     589,407        11,935,492
    Nortel Networks Corp.                             835,842        26,799,184
  + Palm Inc.                                         152,649         4,321,875
  + QUALCOMM Inc.                                     201,829        16,587,821
    Scientific-Atlanta Inc.                            43,553         1,418,195
  + Tellabs Inc.                                      110,702         6,254,663
                                                                 --------------
                                                                    100,156,512
                                                                 --------------
TELECOMMUNICATIONS--2.56%
  + Adaptec Inc.                                       26,616           272,814
  + Cabletron Systems Inc.                             49,627           747,507
    Corning Inc.                                      248,114        13,103,521
  + Global Crossing Ltd.                              238,948         3,419,943
  + Nextel Communications
      Inc. "A"                                        205,551         5,087,387
  + Qwest Communications
      International Inc.                              446,893        18,322,613
  *+Sprint Corp. (PCS Group)                          251,556         5,141,176
    Verizon Communications Inc.                       728,348        36,508,444
                                                                 --------------
                                                                     82,603,405
                                                                 --------------
TELEPHONE--3.23%
    Alltel Corp.                                       84,380         5,268,476
    AT&T Corp.                                      1,012,862        17,535,174
    BellSouth Corp.                                   504,061        20,634,997

DECEMBER 31, 2000

-------------------------------------------------------------------------------
S&P 500 INDEX
MASTER PORTFOLIO                                       SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
    CenturyTel Inc.                                    37,988    $    1,358,071
    SBC Communications Inc.                           913,362        43,613,036
    Sprint Corp. (FON Group)                          238,559         4,845,730
  + WorldCom Inc.                                     776,832        10,924,200
                                                                 --------------
                                                                    104,179,684
                                                                 --------------
TOBACCO--0.86%
    Philip Morris Companies Inc.                      600,048        26,402,112
    UST Inc.                                           44,002         1,234,806
                                                                 --------------
                                                                     27,636,918
                                                                 --------------
TOYS/GAMES/HOBBIES--0.07%
    Hasbro Inc.                                        46,530           494,381
    Mattel Inc.                                       115,130         1,662,477
                                                                 --------------
                                                                      2,156,858
                                                                 --------------
TRANSPORTATION--0.38%
    Burlington Northern Santa
      Fe Corp.                                        106,522         3,015,904
    CSX Corp.                                          58,579         1,519,393
  + FedEx Corp.                                        76,979         3,076,081
    Norfolk Southern Corp.                            103,489         1,377,697
    Union Pacific Corp.                                66,851         3,392,688
                                                                 --------------
                                                                     12,381,763
                                                                 --------------
TRUCKING & LEASING--0.01%
    Ryder System Inc.                                  16,205           269,408
                                                                 --------------
TOTAL COMMON STOCKS
   (Cost: $2,709,715,389)                                        $3,167,067,448
                                                                 --------------

-------------------------------------------------------------------------------
                                                  FACE AMOUNT             VALUE
-------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS--1.54%
-------------------------------------------------------------------------------
+++ Federal Home Loan
         Mortgage Corporation
         Discount Note
         6.51%, 01/16/01                          $ 2,797,620    $    2,797,620
+++ Goldman Sachs Financial
         Square Prime Obligation
         Fund                                       8,755,795         8,755,795
+++ Providian Temp Cash
         Money Market Fund                         10,101,664        10,101,664
+++ Short Term Investment
         Company Liquid Assets
         Portfolio                                 19,231,511        19,231,511
++    U.S. Treasury Bill
         5.57%**, 03/22/01                          9,050,000         8,937,002
                                                                 --------------
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $49,819,915)                                           $   49,823,592
                                                                 --------------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.35%
-------------------------------------------------------------------------------
Investors Bank & Trust
  Tri Party Repurchase
  Agreement, dated 12/29/00,
  due 01/02/01, with a
  maturity value of
  $11,363,024 and an
  effective yield of 5.73%.                        11,355,794        11,355,794

                                                                 --------------
TOTAL REPURCHASE AGREEMENT
   (Cost: $11,355,794)                                               11,355,794
                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES--100.00%
   (Cost $2,770,891,098)                                          3,228,246,834
Other Assets, Less Liabilities--0.00%                                  (157,151)
                                                                 --------------
NET ASSETS--100.00%                                              $3,228,089,683
                                                                 ==============
-------------------------------------------------------------------------------

*     Denotes all or part of security on loan. See Note 4.
**    Yield to Maturity.
+     Non-income earning securities.
++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See
      Note 1.
+++ Represents investment of collateral received from securities lending transactions. See Note 4.



  The accompanying notes are an integral part ofthese financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

-------------------------------------------------------------------------------
U.S. EQUITY INDEX
MASTER PORTFOLIO                                                          VALUE
-------------------------------------------------------------------------------
MASTER PORTFOLIOS--100.01%
-------------------------------------------------------------------------------
    Extended Index Master Portfolio                              $  121,031,520
    S&P 500 Index Master Portfolio                                  452,502,265
                                                                 --------------
TOTAL MASTER PORTFOLIOS                                             573,533,785
                                                                 --------------
TOTAL INVESTMENTS--100.01%                                          573,533,785
Other Assets Less Liabilities--(0.01%)                                  (80,789)
                                                                 --------------
NET ASSETS--100.00%                                              $  573,452,996
                                                                 ==============



  The accompanying notes are an integral part of these financial statements.

                          INDEPENDENT AUDITORS' REPORT

To the Interestholders and Board of Trustees of Master Investment Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond Index Master Portfolio, Extended Index Master Portfolio, International Index Master Portfolio, S&P 500 Index Master Portfolio and U.S. Equity Index Master Portfolio, five portfolios of Master Investment Portfolio (the Portfolios), as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, the ten-month period ended December 31, 1999 and for the year ended February 28, 1999 and financial highlights for the year then ended, the ten-month period ended December 31, 1999 and for each of the years or periods in the four-year period ended February 28, 1999. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Master Investment Portfolio as of December 31, 2000, the results of their operations, the changes in their net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

San Francisco, California
February 9, 2001

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